As filed with the Securities and Exchange Commission on April 27, 2012

1933 Act File No. 002-97596
1940 Act File No. 811-04297

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. ___ ☐
Post-Effective Amendment No. 106 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 107 ☒

VAN ECK FUNDS
(Exact Name of Registrant as Specified in Charter)

335 Madison Avenue
New York, New York 10017
(Address of Principal Executive Offices)(Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 293-2000

Joseph J. McBrien, Esq.
Van Eck Associates Corporation
335 Madison Avenue
New York, New York 10017
(Name and Address of Agent for Service)

Copy to:
Philip H. Newman, Esq.
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2012 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☒ This post-effective amendment designates a new effective date for a previously filed post-effective amendment for the Van Eck International Investors Gold Fund.

PROSPECTUS

MAY  1,  2012

Van Eck Funds

Emerging Markets Fund
Class A: GBFAX / Class C: EMRCX / Class I: EMRIX / Class Y: EMRYX

Global Hard Assets Fund
Class A: GHAAX / Class C: GHACX / Class I: GHAIX / Class Y: GHAYX

International Investors Gold Fund
Class A: INIVX / Class C: IIGCX / Class I: INIIX / Class Y: INIYX

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

EMERGING MARKETS FUND (CLASS A, C, I, Y)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for Class A sales charge discounts if you and your family (includes spouse and children under age 21) invest, or agree to invest in the future, at least $25,000, in the aggregate, in Classes A and C of the Van Eck Funds. More information about these and other discounts is available from your financial professional and in the “Shareholder Information” section of the Fund’s prospectus and in the “Availability of Discounts” and “Breakpoint Linkage Rules for Discounts” sections of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class I	Class Y

Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the net asset value or purchase price)	0.00%[1]	1.00%	0.00%	0.00%

[1]

A contingent deferred sales charge for Class A shares of 1.00% for one year applies to redemptions of qualified commissionable shares purchased after April 30, 2012 at or above the $1 million breakpoint level.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class Y

Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.76%	0.95%	1.47%	1.33%
Total Annual Fund Operating Expenses	1.76%	2.70%	2.22%	2.08%
Fees/Expenses Waived or Reimbursed[1]	0.00%	(0.20)%	(0.97)%	(0.38)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.76%	2.50%	1.25%	1.70%

[1]

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.95% for Class A, 2.50% for Class C, 1.25% for Class I, and 1.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2013. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Class A	Sold or Held	$744	$1,097	$1,474	$2,529
Class C	Sold	$353	$ 819	$1,412	$3,017
	Held	$253	$ 819	$1,412	$3,017
Class I	Sold or Held	$127	$ 601	$1,101	$2,479
Class Y	Sold or Held	$173	$ 615	$1,084	$2,380

1

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets in securities of companies that are organized in, maintain at least 50% of their assets in, or derive at least 50% of their revenues from, emerging market countries. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy. The Fund is considered to be “non-diversified” which means that it may invest in fewer securities than a “diversified” fund.

Utilizing qualitative and quantitative measures, the Fund’s portfolio manager selects companies that have growth potential, specifically focusing on small- to mid- capitalization companies. Candidates for the Fund’s portfolio are ranked based on their relative desirability based on a wide range of financial criteria and are regularly reviewed to ensure that they continue to meet the ranking and desirability criteria.

The Fund’s holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, and American Depositary Receipts, and similar types of investments, representing emerging markets securities.

The Fund may use derivative instruments, such as structured notes, futures, options and swap agreements, to gain or hedge exposure.

The Fund may invest up to 20% of its net assets in securities issued by other investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted.

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing a Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions and over the counter instruments may be illiquid.

Direct Investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

Emerging Markets Securities. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.

Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

2

Investments in Other Investment Companies. A Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Market. Market risk refers to the risk that the market prices of securities that a Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities tend to have greater price volatility than debt securities.

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.

PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, calculated with dividends reinvested, captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the Van Eck website at vaneck.com.

CLASS A: Annual Total Returns (%) as of 12/31

Best Quarter:	+59.06%	2Q ’09
Worst Quarter:	-38.59%	4Q ’08

3

Average Annual Total Returns as of 12/31/11	1 Year	5 Years	10 Years	Life of Class

Class A Shares (12/20/93)
Before Taxes	-30.83%	-3.31%	9.14%	—
After Taxes on Distributions[1]	-31.14%	-4.02%	8.00%	—
After Taxes on Distributions and Sale of Fund Shares[1]	-20.04%	-2.97%	7.74%	—
Class C Shares (10/3/03)
Before Taxes	-27.77%	-2.85%	—	9.41%
Class I Shares (12/31/07)
Before Taxes	-26.19%	—	—	-9.21%
Class Y Shares (4/30/10)
Before Taxes	-26.58%	—	—	-6.62%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	-18.17%	2.70%	14.20%	—

[1]	After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after tax-returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or Investment Retirement Account.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation

Portfolio Manager and Investment Team Members.

David A. Semple, Portfolio Manager, 1998

Edward M. Kuczma, CFA, Investment Team Member, 2004

Angus Shillington, Investment Team Member, 2009

PURCHASE AND SALE OF FUND SHARES

In general, shares of the Fund may be purchased or redeemed on any business day, primarily through financial representatives such as brokers or advisers, or directly by eligible investors through the Fund’s transfer agent. Purchase minimums for Classes A, C and Y shares are $1000 for an initial purchase and $100 for a subsequent purchase, with no purchase minimums for any purchase through a retirement or pension plan account, for any “wrap fee” account and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators, and for any account using the Automatic Investment Plan, or for any other periodic purchase program. Purchase minimums for Class I shares are $1 million for an initial purchase and no minimum for a subsequent purchase; the initial minimum may be reduced or waived at the Fund’s discretion.

TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

4

GLOBAL HARD ASSETS FUND (CLASS A, C, I, Y)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for Class A sales charge discounts if you and your family (includes spouse and children under age 21) invest, or agree to invest in the future, at least $25,000, in the aggregate, in Classes A and C of the Van Eck Funds. More information about these and other discounts is available from your financial professional and in the “Shareholder Information” section of the Fund’s prospectus and in the “Availability of Discounts” and “Breakpoint Linkage Rules for Discounts” sections of the Fund’s SAI.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class I	Class Y

Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the net asset value or purchase price)	0.00%[1]	1.00%	0.00%	0.00%

[1]

A contingent deferred sales charge for Class A shares of 1.00% for one year applies to redemptions of qualified commissionable shares purchased after April 30, 2012 at or above the $1 million breakpoint level.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class Y

Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.16%	0.16%	0.05%	0.21%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.37%	2.12%	1.01%	1.17%
Fees/Expenses Waived or Reimbursed[1]	0.00%	0.00%	0.00%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.37%	2.12%	1.01%	1.14%

[1]

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.38% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.13% for Class Y of the Fund’s average daily net assets per year until May 1, 2013. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Class A	Sold or Held	$706	$984	$1,282	$2,127
Class C	Sold	$315	$664	$1,139	$2,452
	Held	$215	$664	$1,139	$2,452
Class I	Sold or Held	$103	$322	$558	$1,236
Class Y	Sold or Held	$116	$369	$641	$1,418

5

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets in securities of “hard asset” companies and instruments that derive their value from “hard assets”. Hard assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities. A hard assets company is a company that derives, directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets. The Fund concentrates its investments in the securities of hard assets companies and instruments that derive their value from hard assets. The Fund is considered to be “non-diversified” which means that it may invest in fewer securities than a “diversified” fund.

The Fund may invest without limitation in any one hard asset sector and is not required to invest any portion of its assets in any one hard asset sector. The Fund may invest in securities of companies located anywhere in the world, including the U.S. Under ordinary circumstances, the Fund will invest in securities of issuers from a number of different countries, and may invest any amount of its assets in emerging markets. The Fund may invest in securities of companies of any capitalization range. Utilizing qualitative and quantitative measures, the Fund’s investment management team selects equity securities of companies that it believes represent value opportunities and/or that have growth potential. Candidates for the Fund’s portfolio are evaluated based on their relative desirability using a wide range of criteria and are regularly reviewed to ensure that they continue to offer absolute and relative desirability.

The Fund may use derivative instruments, such as structured notes, futures, options and swap agreements, to gain or hedge exposure to hard assets, hard asset companies and other assets. The Fund may enter into foreign currency transactions to attempt to moderate the effect of currency fluctuations. The Fund may write covered call options on portfolio securities to the extent that the value of all securities with respect to which covered calls are written does not exceed 10% of the Fund’s net asset value. The Fund may also invest up to 20% of its net assets in securities issued by other investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted.

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

Commodities and Commodity-Linked Derivatives. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject a Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing a Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions and over the counter instruments may be illiquid.

Direct Investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

Emerging Markets Securities. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.

6

Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Hard Assets Sectors. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the hard assets sectors (such as the energy, metals and real estate sectors). Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

Investments in Other Investment Companies. A Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Market. Market risk refers to the risk that the market prices of securities that a Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities tend to have greater price volatility than debt securities.

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.

PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the S&P North American Natural Resources Sector Index includes mining, energy, paper and forest products, and plantation-owning companies. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the Van Eck website at vaneck.com.

CLASS A: Annual Total Returns (%) as of 12/31

Best Quarter:	+24.25%	3Q ’05
Worst Quarter:	-35.78%	3Q ’08

7

Average Annual Total Returns as of 12/31/11	1 Year	5 Years	10 Years	Life of Class

Class A Shares (11/2/94)
Before Taxes	-21.42%	3.95%	15.28%	—
After Taxes on Distributions[1]	-21.51%	3.38%	14.81%	—
After Taxes on Distributions and Sale of Fund Shares[1]	-13.83%	3.22%	13.73%	—
Class C Shares (11/2/94)
Before Taxes	-18.05%	4.39%	15.05%	—
Class I Shares (5/1/06)
Before Taxes	-16.31%	5.61%	—	5.03%
Class Y Shares (4/30/10)
Before Taxes	-16.45%	—	—	0.39%
S&P® North American Natural Resources Sector Index (reflects no deduction for fees, expenses or taxes)	-7.35%	4.04%	10.99%	—
S&P® 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%	—

[1]	After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after tax-returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or Investment Retirement Account.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation

Portfolio Managers and Investment Team Members.

Charles T. Cameron, Co-Portfolio Manager, 2010; Investment Team Member, 1995
Shawn Reynolds, Co-Portfolio Manager, 2010; Investment Team Member, 2005
Imaru Casanova, Investment Team Member, 2011
Joseph M. Foster, Investment Team Member, 1996
Samuel L. Halpert, Investment Team Member, 2000
Geoffrey R. King, CFA, Investment Team Member, 2007
Gregory F. Krenzer, CFA, Investment Team Member, 1994
Charl P. de M. Malan, Investment Team Member, 2003
Mark A. Miller, Investment Team Member, 2007
Edward W. Mitby, CFA, Investment Team Member, 2008

PURCHASE AND SALE OF FUND SHARES

In general, shares of the Fund may be purchased or redeemed on any business day, primarily through financial representatives such as brokers or advisers, or directly by eligible investors through the Fund’s transfer agent. Purchase minimums for Classes A, C and Y shares are $1000 for an initial purchase and $100 for a subsequent purchase, with no purchase minimums for any purchase through a retirement or pension plan account, for any “wrap fee” account and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators, and for any account using the Automatic Investment Plan, or for any other periodic purchase program. Purchase minimums for Class I shares are $1 million for an initial purchase and no minimum for a subsequent purchase; the initial minimum may be reduced or waived at the Fund’s discretion.

TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

8

INTERNATIONAL INVESTORS GOLD FUND (CLASS A, C, I, Y)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for Class A sales charge discounts if you and your family (includes spouse and children under age 21) invest, or agree to invest in the future, at least $25,000, in the aggregate, in Classes A and C of the Van Eck Funds. More information about these and other discounts is available from your financial professional and in the “Shareholder Information” section of the Fund’s prospectus and in the “Availability of Discounts” and “Breakpoint Linkage Rules for Discounts” sections of the Fund’s SAI.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class I	Class Y

Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the net asset value or purchase price)	0.00%[1]	1.00%	0.00%	0.00%

[1]

A contingent deferred sales charge for Class A shares of 1.00% for one year applies to redemptions of qualified commissionable shares purchased after April 30, 2012 at or above the $1 million breakpoint level.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class Y

Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.35%	0.36%	0.31%	0.50%
Total Annual Fund Operating Expenses	1.20%	1.96%	0.91%	1.10%

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Class A	Sold or Held	$690	$934	$1,197	$1,946
Class C	Sold	$299	$615	$1,057	$2,285
	Held	$199	$615	$1,057	$2,285
Class I	Sold or Held	$ 93	$290	$ 504	$1,120
Class Y	Sold or Held	$112	$350	$ 606	$1,340

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets in securities of companies principally engaged in gold-related activities, instruments that derive their value from gold, gold coins and bullion. A company principally engaged in gold-related activities is one that derives at least 50% of its revenues from gold-related activities, including the exploration, mining or processing of or dealing in gold. The Fund concentrates its investments in the gold-mining industry and therefore invests 25% or more of its total assets in such industry. The Fund is considered to be “non-diversified” which means that it may invest in fewer securities than a “diversified” fund.

The Fund invests in securities of companies with economic ties to countries throughout the world, including the U.S. Under ordinary circumstances, the Fund will invest in securities of issuers from a number of different countries. The Fund may invest in securities of companies of any capitalization range. The Fund primarily invests in companies that the portfolio manager believes represent value opportunities and/or that have growth potential within their market niche, through their ability to increase production capacity at reasonable cost or make gold discoveries around the world. The portfolio manager utilizes both a macro-economic examination of gold market themes and a fundamental analysis of prospective companies in the search for value and growth opportunities.

The Fund may invest up to 25% of its net assets, as of the date of the investment, in gold and silver coins, gold, silver, platinum and palladium bullion and exchange-traded funds (“ETFs”) that invest primarily in such coins and bullion and derivatives on the foregoing. The Fund’s investments in coins and bullion will not earn income, and the sole source of return to the Fund from these investments will be from gains or losses realized on the sale of such investments.

The Fund may gain exposure to gold bullion and other metals by investing up to 25% of the Fund’s total assets in a wholly-owned subsidiary of the Fund (the “Subsidiary”). The Subsidiary primarily invests in gold bullion, gold futures and other instruments that provide direct or indirect exposure to gold, including ETFs, and also may invest in silver, platinum and palladium bullion and futures. The Subsidiary (unlike the Fund) may invest without limitation in these investments. The Fund will “look-through” the Subsidiary to the Subsidiary’s underlying investments for determining compliance with the Fund’s investment policies. For tax reasons, it may be advantageous for the Fund to create and maintain its exposure to the commodity markets, in whole or in part, by investing in the Subsidiary. The portfolio of the Subsidiary is managed by the Adviser for the exclusive benefit of the Fund.

The Fund may use derivative instruments, such as structured notes, futures, options and swap agreements, to gain or hedge exposure. The Fund may invest up to 20% of its net assets in securities issued by other investment companies, including ETFs. The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted.

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

Commodities and Commodity-Linked Derivatives. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject a Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Concentration in Gold-Mining Industry. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the gold industry. Fluctuations in the price of gold often dramatically affect the profitability of companies in the gold industry.

Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing a Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions and over the counter instruments may be illiquid.

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Direct Investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

Emerging Markets Securities. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.

Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Investments in Other Investment Companies. A Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Market. Market risk refers to the risk that the market prices of securities that a Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities tend to have greater price volatility than debt securities.

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

Regulatory. Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund or the Subsidiary. For example, the U.S. Commodity Futures Trading Commission (“CFTC”) recently adopted amendments to existing regulations that, upon effectiveness, may subject activities of the Fund or the Subsidiary involving investments in futures contracts and similar instruments to regulation by the CFTC, including a variety of registration, disclosure and operational obligations.

Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.

Subsidiary. By investing in the Subsidiary, a Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the NYSE Arca Gold Miners (GDM) Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold. The GDM Index has only been calculated in real time by an independent calculation agent since October 7, 2004. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the Van Eck website at vaneck.com.

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CLASS A: Annual Total Returns (%) as of 12/31

Best Quarter:	+44.96%	1Q ’02
Worst Quarter:	-31.82%	3Q ’08

Average Annual Total Returns as of 12/31/11	1 Year	5 Years	10 Years	Life of Class

Class A Shares (2/10/56)
Before Taxes	-26.04%	10.58%	23.50%	—
After Taxes on Distributions[1]	-26.45%	8.32%	20.87%	—
After Taxes on Distributions and Sale of Fund Shares[1]	-16.92%	8.07%	20.03%	—
Class C Shares (10/3/03)
Before Taxes	-22.88%	11.07%	—	17.49%
Class I Shares (10/2/06)
Before Taxes	-21.30%	15.52%	—	18.13%
Class Y Shares (4/30/10)
Before Taxes	-21.42%	—	—	2.49%
NYSE Arca Gold Miners Index (reflects no deduction for fees, expenses or taxes)	-15.48%	6.36%	—	—
S&P® 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%	—

[1]	After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after tax-returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or Investment Retirement Account.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation

Portfolio Manager and Investment Team Members.

Joseph M. Foster, Portfolio Manager, 1996

Imaru Casanova, Investment Team Member, 2011

Charl P. de M. Malan, Investment Team Member, 2003

PURCHASE AND SALE OF FUND SHARES

In general, shares of the Fund may be purchased or redeemed on any business day, primarily through financial representatives such as brokers or advisers, or directly by eligible investors through the Fund’s transfer agent. Purchase minimums for Classes A, C and Y shares are $1000 for an initial purchase and $100 for a subsequent purchase, with no purchase minimums for any purchase through a retirement or pension plan account, for any “wrap fee” account and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators, and for any account using the Automatic Investment Plan, or for any other periodic purchase program. Purchase minimums for Class I shares are $1 million for an initial purchase and no minimum for a subsequent purchase; the initial minimum may be reduced or waived at the Fund’s discretion.

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TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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II. INVESTMENT OBJECTIVES, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION

This section states each Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in each Fund.

1. INVESTMENT OBJECTIVES

Fund	Emerging Markets Fund
Objective	The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.
Fund	Global Hard Assets Fund
Objective	The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.
Fund	International Investors Gold Fund
Objective

The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.

Each Fund’s investment objective is fundamental and may only be changed with shareholder approval.

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2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

COMMODITIES AND COMMODITY-LINKED DERIVATIVES

Funds	Global Hard Assets Fund, International Investors Gold Fund
Definition

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note.

Risk

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

Commodity-Linked “Structured” Securities. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index of investment.

Structured Notes. Structured notes expose a Fund economically to movements in commodity prices. The performance of a structured note is determined by the price movement of the commodity underlying the note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

CONCENTRATION IN GOLD-MINING INDUSTRY

Fund	International Investors Gold Fund
Definition	The Fund concentrates its investments in the securities of companies engaged in gold-related activities, including exploration, mining, processing, or dealing in gold.
Risk

The International Investors Gold Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the gold-mining industry. Fluctuations in the price of gold often dramatically affect the profitability of companies in the gold-mining industry. Changes in the political or economic climate for a large gold producer, such as South Africa or the former Soviet Union, may have a direct impact on the price of gold worldwide. The value of securities of companies in the gold-mining industry are highly dependent on the price of gold at any given time.

15

INVESTMENT OBJECTIVES, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

DERIVATIVES

Funds	All Funds
Definition

The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.

Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing a Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from a Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over the counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate.

DIRECT INVESTMENTS

Funds	All Funds
Definition

Investments made directly with an enterprise through a shareholder or similar agreement—not through publicly traded shares or interests. A Fund will not invest more than 10% of its total assets in direct investments.

Risk

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

EMERGING MARKETS SECURITIES

Funds	All Funds
Definition	Securities of companies that are primarily located in developing countries.
Risk

Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

16

FOREIGN CURRENCY TRANSACTIONS

Funds	All Funds
Definition	The contracts involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.
Risk

An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. A Fund may enter into foreign currency transactions either to facilitate settlement transactions or for purposes of hedging exposure to underlying currencies. To manage currency exposure, the Fund may enter into forward currency contracts to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.

FOREIGN SECURITIES

Funds	All Funds
Definition	Securities issued by foreign companies, traded in foreign currencies or issued by companies with most of their business interests in foreign countries.
Risk

Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Some of the risks of investing in foreign securities may be reduced when a Fund invests indirectly in foreign securities through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

HARD ASSETS SECTORS

Fund	Global Hard Assets Fund
Definition

The Fund concentrates its investments in the securities of “hard asset” companies and instruments that derive their value from “hard assets.” Hard assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities, as well as real estate.

Risks

The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the hard assets sectors. Specifically, the energy sector can be affected by changes in the prices of and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The real estate sector can be affected by possible declines in the value of real estate, possible lack of availability of mortgage funds, extended vacancies of properties, general and local economic conditions, overbuilding, property taxes and operating expenses, natural disasters and changes in interest rates. Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

17

INVESTMENT OBJECTIVES, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Funds	All Funds
Definition

Each Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and ETFs, subject to the limitations under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds’ investments in money market funds are not subject to this limitation.

Risks

A Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

MARKET

Funds	All Funds
Definition	An investment in a Fund involves “market risk”—the risk that securities prices will rise or fall.
Risk

Market risk refers to the risk that the market prices of securities that a Fund holds will rise or fall, sometimes rapidly or unpredictably. Security prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest or currency rates or a change in investor sentiment. In general, equity securities tend to have greater price volatility than debt securities.

NON-DIVERSIFICATION

Funds	All Funds
Definition

A non-diversified fund may invest a larger portion of its assets in a single issuer. A “diversified” fund is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.

Risk

A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

REGULATORY

Fund	International Investors Gold Fund
Definition	The Fund and the Subsidiary are subject to the laws and regulated by the governments of the United States and/or the Cayman Islands, respectively.
Risk

Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund or the Subsidiary. For example, the CFTC recently adopted amendments to existing regulations that, upon effectiveness, may subject activities of the Fund or the Subsidiary involving investments in futures contracts and similar instruments to regulation by the CFTC, including a variety of registration, disclosure and operational obligations. It is expected that additional regulations will be adopted by the CFTC in the future. The likely impact of such existing and future regulations on the Fund or the Subsidiary is unclear as of the date of this prospectus.

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Investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Historically, in many cases a fund intending to utilize a subsidiary for commodities investments would apply to the Internal Revenue Service (“IRS”) to obtain a private letter ruling that income from the fund’s investment in a subsidiary would constitute qualifying income for purposes of Subchapter M. However, the IRS has recently suspended the issuance of such rulings. In the absence of such a ruling, the Fund expects to invest its assets in the Subsidiary, consistent with applicable law and the advice of counsel, in a manner that should permit the Fund to treat income allocable from the Subsidiary as qualifying income. Should the IRS take action that adversely affects the tax treatment of the Fund’s use of the Subsidiary, it could limit the Fund’s ability to pursue its investment objective as described. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.

SMALL- AND MEDIUM-CAPITALIZATION COMPANIES

Funds	All Funds
Definition	Companies with smaller and medium capitalizations. These companies may have limited product lines, markets or financial resources or depend upon a few key employees.
Risk

Securities of small- and medium-sized companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.

SUBSIDIARY

Fund	International Investors Gold Fund
Definition

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary, including ETFs that invest in gold bullion, are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus.

Risk

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could eliminate or severely limit the Fund’s ability to invest in the Subsidiary which may adversely affect the Fund and its shareholders.

3. ADDITIONAL INVESTMENT STRATEGIES

INVESTMENTS IN OTHER EQUITY AND FIXED INCOME SECURITIES

Funds	Emerging Markets Fund, Global Hard Assets Fund
Strategy

The investments of the Funds may include, but not be limited to, common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.

19

INVESTMENT OBJECTIVES, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

INVESTING DEFENSIVELY

Funds	All Funds
Strategy

Each Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit a Fund may receive from a market increase.

SECURITIES LENDING

Funds	All Funds
Strategy

Each Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.

A Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.

4. OTHER INFORMATION AND POLICIES

CHANGING A FUND’S 80% POLICY

A Fund’s policy of investing “at least 80% of its net assets” (which includes net assets plus any borrowings for investment purposes) may be changed by the Board of Trustees without a shareholder vote, as long as shareholders are given 60 days notice of the change.

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Funds’ and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Funds’ portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

Limited portfolio holdings information for the Funds is available to all investors on the Van Eck website at vaneck.com. This information regarding the Funds’ top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. This information generally remains available on the website until new information is posted. Each Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

PORTFOLIO INVESTMENTS

The percentage limitations relating to the composition of a Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

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III. SHAREHOLDER INFORMATION

1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES

Each Fund offers Class A, Class C, Class I and Class Y shares. Information related to how to buy, sell, exchange and transfer shares is discussed below. See the “Minimum Purchase” section for information related to initial and subsequent minimum investment amounts. The minimum investment amounts vary by share class.

Through a Financial Intermediary

Primarily, accounts are opened through a financial intermediary (broker, bank, adviser or agent). Please contact your representative for details.

Through the Transfer Agent, DST Systems, Inc. (DST)

You may buy (purchase), sell (redeem), exchange, or transfer ownership of Class A, Class C and Class I shares directly through DST by mail or telephone, as stated below. For Class Y shares, shareholders must open accounts and transact business through a financial intermediary.

The Funds’ mailing address at DST is:

Van Eck Global
P.O. Box 218407
Kansas City, MO 64121-8407

For overnight delivery:

Van Eck Global
210 W. 10th St., 8th Fl.
Kansas City, MO 64105-1802

Non-resident aliens cannot make a direct investment to establish a new account in the Funds, but may invest through their broker or agent and certain foreign financial institutions that have agreements with Van Eck.

To telephone the Funds at DST, call Van Eck’s Account Assistance at 800-544-4653.

Purchase by Mail

To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, travelers checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. dollars. There are separate applications for Van Eck retirement accounts (see “Retirement Plans” for details). For further details, see the application or call Account Assistance.

Telephone Redemption—Proceeds by Check 800-345-8506

If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.

Expedited Redemption—Proceeds by Wire 800-345-8506

If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. The Funds reserve the right to waive the minimum amount. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.

Written Redemption

Your written redemption (sale) request must include:

■	Fund and account number.

■	Number of shares or dollar amount to be redeemed, or a request to sell “all shares.”

■

Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

21

SHAREHOLDER INFORMATION (continued)

■	Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

■	The redemption is for $50,000 or more.

■	The redemption amount is wired.

■	The redemption amount is paid to someone other than the registered owner.

■	The redemption amount is sent to an address other than the address of record.

■	The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

Telephone Exchange 800-345-8506

If your account has the optional Telephone Exchange Privilege, you can exchange between Funds of the same Class without any additional sales charge. (Shares originally purchased into the Van Eck Money Fund (the “Money Fund”), which paid no sales charge, may pay an initial sales charge the first time they are exchanged into another Class A fund.) Exchanges of Class C shares are exempt from the Class C contingent deferred redemption charge (CDRC). The new Class C shares received via the exchange will be charged the CDRC applicable to the original Class C shares upon redemption. All accounts are eligible except for omnibus accounts or those registered in street name and certain custodial retirement accounts held by a financial institution other than Van Eck. For further details regarding exchanges, please see the application, “Limits and Restrictions” and “Unauthorized Telephone Requests” below, or call Account Assistance.

Written Exchange

Written requests for exchange must include:

■	The fund and account number to be exchanged out of.

■	The fund to be exchanged into.

■	Directions to exchange “all shares” or a specific number of shares or dollar amount.

■

Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in “Telephone Exchange.”

Certificates

Certificates are not issued for new or existing shares.

Transfer of Ownership

Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

Redemption in Kind

Each Fund reserves the right to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, the Fund may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

LIMITS AND RESTRICTIONS

Frequent Trading Policy

The Board of Trustees has adopted policies and procedures reasonably designed to deter frequent trading in shares of each Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of each Fund’s portfolio and may increase a Fund’s expenses and negatively impact the Fund’s performance. As such, each Fund may reject a purchase or exchange transaction or restrict an account from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that a shareholder is engaging in market timing activities that may be harmful to the Fund. Each Fund discourages and does not accommodate frequent trading of shares by its shareholders.

Each Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). Each Fund’s investments in other types of securities may also be susceptible to

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frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. Each Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that a Fund’s net asset value will immediately reflect changes in market conditions.

Each Fund uses a variety of techniques to monitor and detect abusive trading practices, such as monitoring purchases, redemptions and exchanges that meet certain criteria established by the Fund, and making inquiries with respect to such trades. If a transaction is rejected or an account restricted due to suspected market timing, the investor or his or her financial adviser will be notified.

With respect to trades that occur through omnibus accounts at intermediaries, such as broker-dealers and third party administrators, each Fund requires all such intermediaries to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request customer trading activity in the omnibus accounts based on certain criteria established by the Fund. There is no assurance that a Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.

Although each Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some investors may use various strategies to disguise their trading practices, a Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities.

For further details, contact Account Assistance.

Unauthorized Telephone Requests

Like most financial organizations, Van Eck, the Funds and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller’s identity and authority to act on the account are not followed.

If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. Van Eck, the Funds, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.

AUTOMATIC SERVICES

Automatic Investment Plan

You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.

Automatic Exchange Plan

You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Fund. Class C shares are not eligible. For further details and to request an Application, contact Account Assistance.

Automatic Withdrawal Plan

You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at the current offering price to establish the Plan. Class C shares are not eligible except for automatic withdrawals for the purpose of retirement account distributions. For further details and to request an Application, contact Account Assistance.

MINIMUM PURCHASE

Each class can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services.

For Class A, Class C and Class Y shares, an initial purchase of $1,000 and subsequent purchases of $100 or more are required for non-retirement accounts. There are no purchase minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program. Minimums may be waived for initial and subsequent purchases through “wrap fee” and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators.

For Class I shares, an initial purchase by an eligible investor of $1 million is required. The minimum initial investment requirement may be waived or aggregated among investors, in the Adviser’s discretion, for investors in certain fee-based,

23

SHAREHOLDER INFORMATION (continued)

wrap or other no-load investment programs, and for an eligible Employer-Sponsored Retirement Plan with plan assets of $3 million or more, sponsored by financial intermediaries that have entered into a Class I agreement with Van Eck, as well as for other categories of investors. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs. In addition, members of the Boards of Trustees of Van Eck Funds and Van Eck VIP Trust and each officer, director and employee of Van Eck may purchase Class I shares without being subject to the $1 million minimum initial investment requirement. There are no minimum investment requirements for subsequent purchases to existing accounts. To be eligible to purchase Class I shares, you must also qualify as specified in “How to Choose a Class of Shares.”

ACCOUNT VALUE AND REDEMPTION

If the value of your account falls below $1,000 for Class A, Class C and Class Y shares and below $500,000 for Class I shares after the initial purchase, each Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.

HOW FUND SHARES ARE PRICED

Each Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus any applicable sales charge. Each Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE. Each Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. As a result, the NAV of each Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Each Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security’s value, a Fund will use the security’s “fair value” as determined in good faith in accordance with the Funds’ Fair Value Pricing Procedures, which have been approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Funds’ Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price is “stale” (e.g., because its price doesn’t change in five consecutive business days), (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV.

Certain of the Funds’ portfolio securities are valued by an outside pricing service approved by the Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading

24

in depository receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds’ NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds’ fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

2. HOW TO CHOOSE A CLASS OF SHARES

The Funds offer four classes of shares with different sales charges and 12b-1 fee schedules, designed to provide you with different purchase options according to your investment needs. Class A and Class C shares are offered to the general public and differ in terms of sales charges and ongoing expenses. Shares of the Money Fund are not available for exchange with Class C, Class I or Class Y shares. Class C shares automatically convert to Class A shares eight years after each individual purchase. Class I shares are offered to eligible investors primarily through certain financial intermediaries that have entered into a Class I Agreement with Van Eck. The Funds reserve the right to accept direct investments by eligible investors. Class Y shares are offered only to investors through “wrap fee” and similar programs offered without a sales charge by certain financial intermediaries and third-party recordkeepers and/or administrators that have entered into a Class Y agreement with Van Eck.

■

CLASS A Shares are offered at net asset value plus an initial sales charge at time of purchase of up to 5.75% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more. For further information regarding sales charges, breakpoints and other discounts, please see below. The 12b-1 fee is 0.25% annually.

■

CLASS C Shares are offered at net asset value with no initial sales charge, but are subject to a contingent deferred redemption charge (“CDRC”) of 1.00% on all redemptions during the first 12 months after purchase. The CDRC may be waived under certain circumstances; please see “Telephone Exchange” and below. The 12b-1 fee is 1.00% annually.

■

CLASS I Shares are offered with no sales charges on purchases, no CDRC, and no 12b-1 fee. To be eligible to purchase Class I (Institutional) shares, you must be an eligible investor that is making or has made a minimum initial investment of at least $1 million (which may be reduced or waived under certain circumstances) in Class I shares of a Fund. Eligible investors in Class I shares include corporations, foundations, family offices and other institutional organizations; high net worth individuals; or a bank, trust company or similar institution investing for its own account or for the account of a client when such institution has entered into a Class I agreement with Van Eck and makes Class I shares available to the client’s program or plan.

■

CLASS Y Shares are offered with no sales charges on purchases, no CDRC, and no 12b-1 fee. To be eligible to purchase Class Y shares, you must be an eligible investor in a “wrap-fee” or other fee-based program, including an Employer-Sponsored Retirement Plan, offered through a financial intermediary that has entered into a Class Y Agreement with Van Eck, and makes Class Y shares available to that program or plan. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs.

Financial intermediaries may offer their clients more than one class of shares of a Fund. Shareholders who own shares of one class of a Fund and who are eligible to invest in another class of the same Fund may be eligible to convert their shares from one class to the other. For additional information, please contact your financial intermediary or see “Class Conversions” in the SAI. Investors should consider carefully a Fund’s share class expenses and applicable sales charges and fees plus any separate transaction and other fees charged by such intermediaries in connection with investing in each available share class before selecting a share class. It is the responsibility of the financial intermediary and the investor to choose the proper share class and notify DST or Van Eck of that share class at the time of each purchase. More information regarding share class eligibility is available in the “How to Buy, Sell, Exchange, or Transfer Shares” section of the Prospectus and in “Purchase of Shares” in the SAI.

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SHAREHOLDER INFORMATION (continued)

3. SALES CHARGES

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the Net Asset Value (NAV) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A or Class C shares are issued to you pursuant to the automatic investment of income dividends or capital gains distribution. It is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount. Class C, Class I and Class Y do not have an initial sales charge; however, Class A does charge a contingent deferred sales charge and Class C does charge a contingent deferred redemption charge as set forth below.

Class A Shares Sales Charges
Dollar Amount of Purchase	Sales Charge as a Percentage of		Percentage to Brokers or Agents[1]
	Offering Price	Net Amount Invested

Less than $25,000	5.75%	6.10%	5.00%
$25,000 to less than $50,000	5.00%	5.30%	4.25%
$50,000 to less than $100,000	4.50%	4.70%	3.90%
$100,000 to less than $250,000	3.00%	3.10%	2.60%
$250,000 to less than $500,000	2.50%	2.60%	2.20%
$500,000 to less than $1,000,000	2.00%	2.00%	1.75%
$1,000,000 and over	None[2]

(1)	Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.

(2)

The Distributor may pay a Finder’s Fee of 1.00% to eligible brokers and agents on qualified commissionable shares purchased after April 30, 2012 at or above the $1 million breakpoint level. Such shares may be subject to a 1.00% contingent deferred sales charge if redeemed within one year from the date of purchase. For additional information, see “Contingent Deferred Sales Charge for Class A Shares” below or contact the Distributor or your financial intermediary.

Class C Shares Sales Charges
Year Since Purchase	Contingent Deferred Redemption Charge (CDRC)†

First	1.00% of the lesser of NAV or purchase price
Second and thereafter	None

Class C Broker/Agent Compensation: 1.00% (0.75 of 1.00% distribution fee and 0.25 of 1.00% service fee) of the amount purchased at time of investment.

†	Shares will be redeemed in the following order: (1) shares not subject to the CDRC (dividend reinvestment, etc.), (2) first in, first out.

CONTINGENT DEFERRED SALES CHARGE FOR CLASS A SHARES

Class A shares purchased after April 30, 2012 at or above the $1 million breakpoint in accordance with the sales load schedule identified above (referred to as “commissionable” shares) that are redeemed within one year of purchase will be subject to a contingent deferred sales charge (“CDSC”) in the amount of 1.00% of the lesser of the current value of the shares redeemed or the original purchase price of such shares. The CDSC will be paid to the Distributor as reimbursement for any Finder’s Fee previously paid by the Distributor to an eligible broker or agent at the time the commissionable shares were purchased and may be waived by the Distributor if the original purchase did not result in the payment of a Finder’s Fee. For purposes of calculating the CDSC, shares will be redeemed in the following order: (1) first shares that are not subject to the CDSC (e.g., dividend reinvestment shares and other non-commissionable shares) and (2) then other shares on a first in, first out basis. A CDSC will not be charged in connection with an exchange of Class A shares into Class A shares (including the Money Fund) of another Van Eck Fund; however, the shares received upon an exchange will be subject to the CDSC if they are subsequently redeemed within one year of the date of the original purchase (subject to the same terms and conditions described above). For further details regarding eligibility for the $1 million breakpoint, please see Section 3. “Sales Charges,” “Reduced or Waived Sales Charges” below.

REDUCED OR WAIVED SALES CHARGES

You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or Van Eck at the time of each purchase or redemption whenever a reduced or

26

waived sales charge is applicable. The term “purchase” refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. For further details, see the SAI. The value of shares owned by an individual in Class A and Class C of each of the Van Eck Funds may be combined for a reduced sales charge in Class A shares only. (The Money Fund cannot be combined for a reduced sales charge in Class A shares.)

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it will be necessary at the time of purchase for you to inform your broker or agent (or DST or Van Eck), of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums.

The Funds make available information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, on their website at vaneck.com, free of charge.

FOR CLASS A SHARES

Right of Accumulation

When you buy shares, the amount you purchase will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level for which you qualify.

Combined Purchases

The combined amounts of your multiple purchases in the Funds on a single day determines the sales charge level for which you qualify.

Letter of Intent

If you plan to make purchases in the Funds within a 13 month period that total an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. For escrow provisions and details, see the Application and the SAI.

Persons Affiliated with Van Eck

Trustees, officers, and full-time employees (and their families) of the Funds, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with Van Eck, and other affiliates and agents, may buy without a sales charge.

Load-waived Programs Through Financial Intermediaries

Financial intermediaries that meet certain requirements and: (i) are compensated by their clients on a fee-only basis, including but not limited to Investment Advisors, Financial Planners, and Bank Trust Departments; or (ii) have entered into an agreement with Van Eck to offer Class A shares through a no-load network or platform, may buy without a sales charge on behalf of their clients.

Foreign Financial Institutions

Certain foreign financial institutions that have international selling agreements with Van Eck may buy shares with a reduced or waived sales charge for their omnibus accounts on behalf of foreign investors. Shareholders who purchase shares through a foreign financial institution at a fixed breakpoint may pay a greater or lesser sales charge than if they purchased directly through a U.S. dealer.

Institutional Retirement Programs

Certain financial institutions and third-party recordkeepers and/or administrators who have agreements with Van Eck may buy shares without a sales charge for their accounts on behalf of investors in retirement plans and deferred compensation plans other than IRAs.

Buy-back Privilege

You have the right, once a year, to reinvest proceeds of a redemption from Class A shares of a Fund into that Fund or Class A shares of another Fund within 30 days without a sales charge (excluding the Money Fund). If you invest into the same Fund within 30 days before or after you redeem your shares at a loss, the “wash sale” rules apply to disallow for tax purposes a loss realized upon redemption.

FOR CLASS C SHARES

Death or Disability

The CDRC may be waived upon (1) death or (2) disability as defined by the Internal Revenue Code.

27

SHAREHOLDER INFORMATION (continued)

Certain Retirement Distributions

The CDRC may be waived for lump sum or other distributions from IRA, Qualified (Pension and Profit Sharing) Plans, and 403(b) accounts following retirement or at age 70 1/2. It is also waived for distributions from qualified pension or profit sharing plans after employment termination after age 55. In addition, it is waived for shares redeemed as a tax-free return of an excess contribution.

Automatic Conversion Feature

After eight years, Class C shares of each of the Funds will convert automatically to Class A shares of the respective Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased, or in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased. Class C shares held for eight years are converted to Class A shares on the fifth calendar day of the month following their eight-year anniversary (or the next business day thereafter if the fifth is a non-business day).

FOR CLASS I AND CLASS Y SHARES

No initial sales charge, or CDRC fee is imposed on Class I or Class Y shares. Class I and Class Y are a no-load share class.

4. HOUSEHOLDING OF REPORTS AND PROSPECTUSES

If more than one member of your household is a shareholder of any of the funds in the Van Eck Family of Funds, regulations allow us to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the system, known as “householding,” only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. You may benefit from this system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 800-544-4653.

5. RETIREMENT PLANS

Fund shares may be invested in tax-advantaged retirement plans sponsored by Van Eck or other financial organizations. Retirement plans sponsored by Van Eck use State Street Bank and Trust Company as custodian and must receive investments directly by check or wire using the appropriate Van Eck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on Van Eck retirement plans, contact your broker or agent or Account Assistance.

Retirement Plans Sponsored by Van Eck:

Traditional IRA

Roth IRA

SEP IRA

Qualified (Pension and Profit Sharing) Plans

6. FEDERAL INCOME TAXES

TAXATION OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS YOU RECEIVE

For tax-reportable accounts, dividends and capital gains distributions are normally taxable even if they are reinvested. Certain dividends are treated as qualified dividend income, taxable at long-term capital gain rates. Other dividends and short-term capital gains are taxed as ordinary income. Long-term capital gains are taxed at long- term capital gain rates. Tax laws and regulations are subject to change.

TAXATION OF SHARES YOU SELL

For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested dividends and capital gains distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. An exchange of shares from one Fund to another will be treated as a sale and purchase of Fund shares. It is therefore a taxable event.

28

COST BASIS REPORTING

As required by law, for shares purchased on and after January 1, 2012 in accounts eligible for 1099-B tax reporting by Van Eck Funds for which tax basis information is available (“covered shares”), the Van Eck Funds will provide cost basis information to you and the Internal Revenue Service (“IRS”) for shares using the IRS Tax Form 1099-B. Generally, cost basis is the dollar amount paid to purchase shares, including purchases of shares made by reinvestment of dividends and capital gains distributions, adjusted for various items, such as sales charges and transaction fees, wash sales, and returns of capital.

The cost basis of your shares will be calculated using the Fund’s default cost basis method of Average Cost, and the Fund will deplete your oldest shares first, unless you instruct the Fund to use a different cost basis method. You may elect the cost basis method that best fits your specific tax situation using Van Eck’s Cost Basis Election Form. It is important that any such election be received in writing from you by the Van Eck Funds before you redeem any covered shares since the cost basis in effect at the time of redemption, as required by law, will be reported to you and the IRS. Particularly, any election or revocation of the Average Cost method must be received in writing by the Van Eck Funds before you redeem covered shares. The Van Eck Funds will process any of your future redemptions by depleting your oldest shares first (FIFO). If you elect a cost basis method other than Average Cost, the method you chose will not be utilized until shares held prior to January 1, 2012 are liquidated. Cost basis reporting for non-covered shares will be calculated and reported separately from covered shares. You should carefully review the cost basis information provided by the Fund and make any additional cost basis, holding period, or other adjustments that are required when reporting these amounts on your federal, state, and local income tax returns. For tax advice specific to your situation, please contact your tax advisor and visit the IRS website at IRS.gov. The Van Eck Funds cannot and do not provide any advice, including tax advice.

To obtain Van Eck’s Cost Basis Election Form and to learn more about the cost basis elections offered by the Van Eck Funds, please go to our website at vaneck.com or call Van Eck Account Services at 800-544-4653.

NON-RESIDENT ALIENS

Dividends and short-term capital gains, if any, made to non-resident aliens are subject to the maximum withholding tax (or lower tax treaty rates for certain countries). The IRS considers these dividends U.S. source income. Currently, the Funds are not required to withhold tax from distributions of long-term capital gains or redemption proceeds if non-resident alien status is properly certified.

7. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains distributions are generally declared and paid annually in December. See your tax adviser for details. Short-term capital gains are treated like dividends and follow that schedule. Occasionally, a dividend and/or capital gain distribution may be made outside of the normal schedule.

Dividends and Capital Gains Distribution Schedule
Fund	Dividends and Short-Term Capital Gains	Distribution of Long-Term Capital Gains

Emerging Markets Fund	December	December
Global Hard Assets Fund	December	December
International Investors Gold Fund	December	December

Dividends and Capital Gains Distributions Reinvestment Plan

Dividends and/or distributions are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 800-544-4653.

Divmove

You can have your cash dividends from a Class A Fund automatically invested in Class A shares of another Van Eck Fund. Cash dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.

29

SHAREHOLDER INFORMATION (continued)

8. MANAGEMENT OF THE FUNDS

30

INFORMATION ABOUT FUND MANAGEMENT

INVESTMENT ADVISER

Van Eck Associates Corporation (the “Adviser”), 335 Madison Avenue, New York, New York 10017 has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2011, the Adviser’s assets under management were approximately $33.1 billion.

Fees paid to the Adviser: Emerging Markets Fund pays the Adviser a monthly fee at the annual rate of 0.75% of average daily net assets. Global Hard Assets Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the first $2.5 billion of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $2.5 billion, which includes the fees paid for accounting and administrative services. International Investors Gold Fund pays the Adviser a monthly fee at the annual rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.65% on the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million. The Adviser also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. For these services, Emerging Markets Fund pays the Adviser a monthly fee at the annual rate of 0.25% of average daily net assets and International Investors Gold Fund pays the Adviser a monthly fee at the annual rate of 0.25% on the first $750 million of average daily net assets and 0.20% of average daily net assets in excess of $750 million. For purposes of calculating these fees for the International Investors Gold Fund, the net assets of the Fund include the value of the Fund’s interest in the Subsidiary. The Subsidiary does not pay the Adviser a fee for managing the Subsidiary’s portfolio.

The Adviser has agreed to waive fees and/or pay expenses for Emerging Markets Fund to the extent necessary to prevent the operating expenses of Emerging Markets Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.95% for Class A, 2.50% for Class C, 1.25% for Class I, and 1.70% for Class Y of Emerging Markets Fund’s average daily net assets per year until May 1, 2013. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

The Adviser has agreed to waive fees and/or pay expenses for Global Hard Assets Fund to the extent necessary to prevent the operating expenses of Global Hard Assets Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.38% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.13% for Class Y of Global Hard Assets Fund’s average daily net assets per year until May 1, 2013. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

The Adviser has agreed to waive fees and/or pay expenses for International Investors Gold Fund to the extent necessary to prevent the operating expenses of International Investors Gold Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.45% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.20% for Class Y of International Investors Gold Fund’s average daily net assets per year until May 1, 2013. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

The Adviser also has agreed to waive fees and/or pay expenses for each Fund to the extent necessary to prevent the operating expenses of a Fund’s Class Y shares from exceeding the operating expenses of the Fund’s Class A shares.

For each Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

Van Eck Funds	As a % of average daily net assets

Emerging Markets Fund	0.75%
Global Hard Assets Fund	0.95%
International Investors Gold Fund	0.60%

In September 2009, the Adviser made payments to the Emerging Markets Fund, the Global Hard Assets Fund and the International Investors Gold Fund in the amounts of $248,219, $463,316 and $5,000,000, respectively, in connection with past market timing activities of certain investors.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement of each Fund is available in each Fund’s semi-annual report to shareholders for the six months ended June 30, 2011.

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SHAREHOLDER INFORMATION (continued)

PORTFOLIO MANAGERS AND INVESTMENT TEAM MEMBERS

EMERGING MARKETS FUND

Portfolio Manager and Investment Team Members

The Fund’s portfolio manager and investment team members are responsible for the day-to-day portfolio management of the Fund. The portfolio manager oversees all investment research and decisions related to fund portfolio strategy and allocations, while the investment team members conduct ongoing investment research and analysis.

David A. Semple. Mr. Semple is portfolio manager of the Fund and director of international equity. He has been with the Adviser since 1998 and is currently the portfolio manager of various funds advised by the Adviser. Mr. Semple is responsible for asset allocation and stock selection in global emerging markets.

Edward M. Kuczma, CFA. Mr. Kuczma is an investment team member. He joined the Adviser in 2004. He currently serves on the investment team for various funds advised by the Adviser.

Angus Shillington. Mr. Shillington is an investment team member. He joined the Adviser in 2009. He currently serves on the investment team for various funds advised by the Adviser. Prior to joining the Adviser, Mr. Shillington was the Head of International Equity at ABN Amro from 2006 to 2008 and Deck Head/Managing Director at BNP Paribas from 2001 to 2006.

GLOBAL HARD ASSETS FUND

Portfolio Managers and Investment Team Members

The Fund’s portfolio managers and investment team members are responsible for the day-to-day portfolio management of the Fund. The portfolio managers oversee all investment research and decisions related to fund portfolio strategy and allocations, while the investment team members conduct ongoing investment research and analysis.

Charles T. Cameron. Mr. Cameron is a co-portfolio manager of the Fund and head of trading and portfolio strategy. He has been with the Adviser since 1995 and has over 28 years of experience in the international and financial markets. Prior to joining Van Eck, Mr. Cameron was a trader in both the Eurobond and emerging market debt for Standard Charter.

Shawn Reynolds. Mr. Reynolds is a co-portfolio manager of the Fund and head of company research. He has been with the Adviser since 2005 and has over 23 years of experience in the international and financial markets. Prior to joining Van Eck, Mr. Reynolds was an analyst covering U.S. oil and gas exploration and production companies at Petrie Parkman & Co. He has also served as an analyst with Credit Suisse First Boston, Goldman Sachs and Lehman Brothers.

Imaru Casanova. Ms. Casanova is an investment team member and a senior precious metals analyst. She has been with the Adviser since 2011. Prior to joining Van Eck, Ms. Casanova was managing director and senior equity research analyst at McNicoll Lewis & Vlak, responsible for establishing their metals and mining research department, with a focus on undercovered and undiscovered precious metals companies. She also covered the gold mining sector as equity research analyst at Barnard Jacobs Mellet USA and BMO Capital Markets.

Joseph M. Foster. Mr. Foster is an investment team member and a senior precious metals analyst. He has been with the Adviser since 1996 and is currently the portfolio manager for various funds advised by the Adviser. Prior to joining Van Eck, Mr. Foster was a senior geologist at Pinson Mining Company, responsible for district exploration, reserve/resource delineation and modeling, and geologic input and/or strategy on mining issues.

Samuel L. Halpert. Mr. Halpert is an investment team member and a senior analyst covering agriculture, timber, steel and coal. He has been with the Adviser since 2000. Prior to joining Van Eck, Mr. Halpert was an analyst/trader for a global macro hedge fund at Goldman Sachs & Co. He also served as vice president of institutional futures sales at Salomon Smith Barney.

Geoffrey R. King, CFA. Mr. King is an investment team member and an energy analyst specializing in exploration and production, refining, drilling and alternative energy markets. He has been with the Adviser since 2007. Prior to joining Van Eck, Mr. King was an analyst in the energy investment banking group at Merrill Lynch.

Gregory F. Krenzer, CFA. Mr. Krenzer is an investment team member and serves as senior trader and risk manager. He has been with the Adviser since 1994 and has over 17 years’ experience in the international and financial markets. Prior to joining Van Eck, Mr. Krenzer was an investment researcher in the high net worth group at Merrill Lynch.

Charl P. de M. Malan. Mr. Malan is an investment team member and a senior base and industrial metals analyst. He has been with the Adviser since 2003. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst specializing in South African mining, natural resources and financial sectors at JPMorgan Chase. He also served an equity research analyst and junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management), South Africa.

Mark A. Miller. Mr. Miller is an investment team member and an energy analyst specializing in oil services and exploration and production, with a focus on the energy sector external to the U.S. He has been with the Adviser since 2007. Prior to

32

joining Van Eck, Mr. Miller was a high-yield analyst for Bear Stearns. He also served as a petro-physicist for Dresser Atlas and field engineer for Schlumberger.

Edward W. Mitby, CFA. Mr. Mitby is an investment team member and a senior analyst specializing in alternative energy, industrials, infrastructure and power generation. He has been with the Adviser since 2008. Prior to joining Van Eck, Mr. Mitby was a senior research analyst with Sailfish Capital Partners. He also served as a proprietary trading portfolio manager at Washington Mutual.

INTERNATIONAL INVESTORS GOLD FUND

Portfolio Manager and Investment Team Members

The Fund’s portfolio manager and investment team members are responsible for the day-to-day portfolio management of the Fund. The portfolio manager oversees all investment research and decisions related to fund portfolio strategy and allocations, while the investment team member conducts ongoing investment research and analysis.

Joseph M. Foster. Mr. Foster is portfolio manager of the Fund and a senior precious metals analyst. He has been with the Adviser since 1996 and is currently the portfolio manager for various funds advised by the Adviser.

Imaru Casanova. Ms. Casanova is an investment team member and a senior precious metals analyst. She joined the Adviser in 2011 and currently serves on the investment team for various funds advised by the Adviser.

Charl P. de M. Malan. Mr. Malan is an investment team member and a senior base and industrial metals analyst. He joined the Adviser in 2003 and currently serves on the investment team for various funds advised by the Adviser.

The SAI provides additional information about the above Portfolio Managers and Investment Team Members, their compensation, other accounts they manage, and their securities ownership in the Funds.

PLAN OF DISTRIBUTION (12b-1 PLAN)

Each of the Funds has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. Of the amounts expended under the plan for the fiscal year ended December 31, 2011 for all Van Eck Funds, approximately 87% was paid to Brokers and Agents who sold shares or serviced accounts of Fund shareholders. The remaining 13% was retained by the Distributor to pay expenses such as printing and mailing prospectuses and sales material. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class I and Class Y shares do not have 12b-1 fees. For a complete description of the Plan of Distribution, please see “Plan of Distribution (12B-1 PLAN)” in the SAI.

Van Eck Funds Annual 12b-1 Schedule	Fee to Fund	Payment to Dealer

Emerging Markets Fund-A	0.25%	0.25%
Emerging Markets Fund-C	1.00%	1.00	%*
Global Hard Assets Fund-A	0.25%	0.25%
Global Hard Assets Fund-C	1.00%	1.00	%*
International Investors Gold Fund-A	0.25%	0.25%
International Investors Gold Fund-C	1.00%	1.00	%*

*

Class C payment to brokers or agents begins to accrue after the 12th month following the purchase trade date. Each purchase must age that long or there is no payment. Shares purchased due to the automatic reinvestment of dividends and capital gains distributions do not age and begin accruing 12b-1 fees immediately.

THE TRUST

For more information on the Van Eck Funds (the “Trust”), the Trustees and the Officers of the Trust, see “General Information,” “Description of the Trust” and “Trustees and Officers” in the SAI.

EXPENSES

Each Fund bears all expenses of its operations other than those incurred by the Adviser or its affiliate under the Advisory and/or Administrative Agreement with the Trust. For a more complete description of Fund expenses, please see the SAI.

THE DISTRIBUTOR

Van Eck Securities Corporation, 335 Madison Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust.

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SHAREHOLDER INFORMATION (continued)

The Distributor generally sells and markets shares of the Funds through intermediaries, such as broker-dealers. The intermediaries selling the Funds’ shares are compensated from sales charges and from 12b-1 fees and/or shareholder services fees paid directly and indirectly by the Funds.

In addition, the Distributor may pay certain intermediaries, out of its own resources and not as an expense of the Funds, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Funds and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor may receive when it makes these payments include, among other things, placing the Funds on the intermediary’s sales system and/or preferred or recommended fund list, offering the Funds through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Funds.

The fees paid by the Distributor to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees, may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the funds attributable to a particular intermediary on an annual basis.

The Distributor may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Funds’ shares may also act as a broker or dealer in connection with execution of transactions for the Funds’ portfolios. The Funds and the Adviser have adopted procedures to ensure that the sales of the Funds’ shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of any Funds, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

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IV. FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand each Fund’s financial performance for the past five years or as indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). During the 12-month period ended December 31, 2008, the performance of the Class I shares of the Fund was materially affected by significant redemptions of Class I shares during that period. This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Funds’ financial statements are included in the Fund’s annual report, which is available upon request.

35

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2011		2010	2009		2008	2007
Net asset value, beginning of year	$13.69		$10.71	$4.86		$16.49	$13.27

Income from investment operations:
Net investment loss	(0.01	)(d)	(0.04)	(0.02)		— (b)	(0.02)
Net realized and unrealized gain (loss) on investments	(3.63)		3.06	5.81		(11.23)	4.75
Payment by the Adviser	—		—	0.06	(c)	—	—

Total from investment operations	(3.64)		3.02	5.85		(11.23)	4.73

Less dividends and distributions from:
Net investment income	(0.13)		(0.04)	—		(0.01)	—
Net realized gains	—		—	—		(0.39)	(1.51)

Total distributions	(0.13)		(0.04)	—		(0.40)	(1.51)

Net asset value, end of year	$9.92		$13.69	$10.71		$4.86	$16.49

Total return (a)	(26.58)%		28.17%	120.37	%(c)	(68.12)%	35.66%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$52,253		$108,019	$91,059		$31,768	$156,203
Ratio of gross expenses to average net assets	1.76%		1.74%	1.81%		1.80%	1.70%
Ratio of net expenses to average net assets	1.76%		1.74%	1.81%		1.80%	1.70%
Ratio of net expenses, excluding interest expense, to average net assets	1.76%		1.74%	1.81%		1.80%	1.70%
Ratio of net investment income (loss) to average net assets	(0.11)%		(0.31)%	(0.26)%		0.03%	(0.22)%
Portfolio turnover rate	94%		110%	63%		48%	66%

	Class C
	Year Ended December 31,
	2011		2010	2009		2008	2007
Net asset value, beginning of year	$13.01		$10.26	$4.68		$16.06	$13.05

Income from investment operations:
Net investment loss	(0.10	)(d)	(0.10)	(0.06)		(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	(3.42)		2.89	5.58		(10.89)	4.59
Payment by the Adviser	—		—	0.06 (c)		—	—

Total from investment operations	(3.52)		2.79	5.58		(10.98)	4.52

Less dividends and distributions from:
Net investment income	(0.13)		(0.04)	—		(0.01)	—
Net realized gains	—		—	—		(0.39)	(1.51)

Total distributions	(0.13)		(0.04)	—		(0.40)	(1.51)

Net asset value, end of year	$9.36		$13.01	$10.26		$4.68	$16.06

Total return (a)	(27.05)%		27.16%	119.23	%(c)	(68.40)%	34.65%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$16,611		$27,859	$19,487		$7,807	$33,802
Ratio of gross expenses to average net assets	2.70%		2.61%	2.97%		2.49%	2.38%
Ratio of net expenses to average net assets	2.50%		2.48%	2.49%		2.49%	2.38%
Ratio of net expenses, excluding interest expense, to average net assets	2.50%		2.48%	2.49%		2.49%	2.38%
Ratio of net investment loss to average net assets	(0.86)%		(1.07)%	(0.92)%		(0.61)%	(0.86)%
Portfolio turnover rate	94%		110%	63%		48%	66%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/ distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share.

(c)

For the year ended December 31, 2009, 0.91% of the Class A and 0.94% of Class C total return, representing $0.06 per share for Class A and Class C, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss.

(d)	Calculation based upon average shares outstanding.

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	Class I					2007(a)
	Year Ended December 31,
	2011	2010	2009		2008
Net asset value, beginning of period	$14.01	$10.91	$4.92		$16.49	$16.49

Income from investment operations:
Net investment income	0.05 (d)	0.02	0.06		0.06	—
Net realized and unrealized gain (loss) on investments	(3.72)	3.12	5.86		(11.23)	—
Payment by the Adviser	—	—	0.07	(e)	—	—

Total from investment operations	(3.67)	3.14	5.99		(11.17)	—

Less dividends and distributions from:
Net investment income	(0.13)	(0.04)	—		(0.01)	—
Net realized gains	—	—	—		(0.39)	—

Total dividends and distributions	(0.13)	(0.04)	—		(0.40)	—

Net asset value, end of period	$10.21	$14.01	$10.91		$4.92	$16.49

Total return (c)	(26.19)%	28.75%	121.75	%(e)	(67.82)%	0.00	%(g)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,019	$4,079	$3,097		$1,708	$10
Ratio of gross expenses to average net assets	2.22%	2.23%	2.54%		1.96%	0.00	%(f)
Ratio of net expenses to average net assets	1.25%	1.25%	1.24%		1.16%	0.00	%(f)
Ratio of net expenses, excluding interest expense, to average net assets	1.25%	1.25%	1.24%		1.15%	0.00	%(f)
Ratio of net investment income to average net assets	0.38%	0.18%	0.56%		1.29%	0.00	%(f)
Portfolio turnover rate	94%	110%	63%		48%	0	%(g)

	Class Y
	Year Ended December 31,
	2011		2010(b)
Net asset value, beginning of period	$13.68		$11.30

Income from investment operations:
Net investment loss	(0.06	)(g)	(0.03)
Net realized and unrealized gain (loss) on investments	(3.57)		2.45

Total from investment operations	(3.63)		2.42

Less distributions from:
Net investment income	(0.13)		(0.04)

Net asset value, end of period	$9.92		$13.68

Total return (c)	(26.53)%		21.48	%(g)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$10,990		$5,920
Ratio of gross expenses to average net assets	2.08%		1.73	%(f)
Ratio of net expenses to average net assets	1.70%		1.70	%(f)
Ratio of net expenses, excluding interest expense, to average net assets	1.70%		1.70	%(f)
Ratio of net investment loss to average net assets	(0.54)%		(0.77	)%(f)
Portfolio turnover rate	94%		110	%(g)

(a)	For the period December 31, 2007 (commencement of operations) through December 31, 2007.

(b)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.

(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/ distributions or the redemption of Fund shares.

(d)	Calculation based upon average shares outstanding.

(e)

For the year ended December 31, 2009, 1.11% of the Class I total return, representing $0.07 per share, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss.

(f)	Annualized

(g)	Not annualized

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GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A
	Year Ended December 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of year	$52.33		$40.92		$26.84		$48.52	$38.07

Income from investment operations:
Net investment loss	(0.18	)(b)	(0.20	)(b)	(0.15)		(0.07)	(0.13)
Net realized and unrealized gain (loss) on investments	(8.52)		11.83		14.22		(21.61)	16.36
Payment by the Adviser	—		—		0.01	(c)	—	—

Total from investment operations	(8.70)		11.63		14.08		(21.68)	16.23

Less distributions from:
Net investment income	(0.05)		(0.22)		—		—	—
Net realized gains	(0.24)		—		—		—	(5.78)

Total distributions	(0.29)		(0.22)		—		—	(5.78)

Net asset value, end of year	$43.34		$52.33		$40.92		$26.84	$48.52

Total return (a)	(16.63)%		28.43%		52.46	%(c)	(44.68)%	42.62%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,673,303		$2,085,492		$1,240,769		$410,617	$697,604
Ratio of gross expenses to average net assets	1.37%		1.43%		1.49%		1.46%	1.43%
Ratio of net expenses to average net assets	1.37%		1.40%		1.46%		1.46%	1.43%
Ratio of net expenses, excluding interest expense, to average net assets	1.37%		1.40%		1.46%		1.45%	1.43%
Ratio of net investment loss to average net assets	(0.36)%		(0.47)%		(0.62)%		(0.17)%	(0.36)%
Portfolio turnover rate	40%		66%		86%		73%	89%

	Class C
	Year Ended December 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of year	$47.82		$37.70		$24.92		$45.41	$36.16

Income from investment operations:
Net investment loss	(0.51	)(b)	(0.48	)(b)	(0.34)		(0.46)	(0.37)
Net realized and unrealized gain (loss) on investments	(7.73)		10.82		13.11		(20.03)	15.40
Payment by the Adviser	—		—		0.01	(c)	—	—

Total from investment operations	(8.24)		10.34		12.78		(20.49)	15.03

Less distributions from:
Net investment income	(0.05)		(0.22)		—		—	—
Net realized gains	(0.24)		—		—		—	(5.78)

Total distributions	(0.29)		(0.22)		—		—	(5.78)

Net asset value, end of year	$39.29		$47.82		$37.70		$24.92	$45.41

Total return (a)	(17.23)%		27.44%		51.28	%(c)	(45.12)%	41.55%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$515,433		$557,023		$358,114		$139,234	$283,246
Ratio of gross expenses to average net assets	2.12%		2.16%		2.30%		2.20%	2.19%
Ratio of net expenses to average net assets	2.12%		2.16%		2.26%		2.20%	2.19%
Ratio of net expenses, excluding interest expense, to average net assets	2.12%		2.16%		2.26%		2.19%	2.19%
Ratio of net investment loss to average net assets	(1.10)%		(1.23)%		(1.42)%		(0.92)%	(1.11)%
Portfolio turnover rate	40%		66%		86%		73%	89%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/ distributions or the redemption of Fund shares.

(b)	Calculated based upon weighted average shares outstanding.

(c)

For the year ended December 31, 2009, 0.03% of the Class A and Class C total return, representing $0.01 per share for Class A and Class C, consisted of a payment by the Adviser in connection with the past market timing activities.

38

	Class I
	Year Ended December 31,
	2011	2010		2009		2008	2007
Net asset value, beginning of year	$53.40	$41.59		$27.14		$48.91	$38.19

Income from investment operations:
Net investment income (loss)	0.01 (c)	(0.02	)(c)	(0.04)		0.15	0.02
Net realized and unrealized gain (loss) on investments	(8.72)	12.05		14.48		(21.92)	16.48
Payment by the Adviser	—	—		0.01	(d)	—	—

Total from investment operations	(8.71)	12.03		14.45		(21.77)	16.50

Less distributions from:
Net investment income	(0.05)	(0.22)		—		—	—
Net realized gains	(0.24)	—		—		—	(5.78)

Total distributions	(0.29)	(0.22)		—		—	(5.78)

Net asset value, end of year	$44.40	$53.40		$41.59		$27.14	$48.91

Total return (b)	(16.31)%	28.93%		53.24	%(d)	(44.51)%	43.19%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,637,440	$1,650,962		$639,887		$25,648	$31,652
Ratio of gross expenses to average net assets	1.01%	1.05%		1.10%		1.17%	1.17%
Ratio of net expenses to average net assets	1.00%	1.00%		1.00%		1.00%	1.02%
Ratio of net expenses, excluding interest expense, to average net assets	1.00%	1.00%		1.00%		1.00%	1.02%
Ratio of net investment income (loss) to average net assets	0.02%	(0.04)%		(0.32)%		0.31%	0.04%
Portfolio turnover rate	40%	66%		86%		73%	89%

	Class Y
	Year Ended December 31,
	2011	2010(a)
Net asset value, beginning of period	$52.41	$43.69
Income from investment operations:
Net investment income (loss)	0.01 (c)	(0.03	)(c)
Net realized and unrealized gain (loss) on investments	(8.63)	8.97

Total from investment operations	(8.62)	8.94

Less distributions from:
Net investment income	(0.05)	(0.22)
Net realized gains	(0.24)	—

Total distributions	(0.29)	(0.22)

Net asset value, end of period	$43.50	$52.41

Total return (b)	(16.45)%	20.47	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$274,811	$61,210
Ratio of gross expenses to average net assets	1.17%	1.10	%(f)
Ratio of net expenses to average net assets	1.13%	1.10	%(f)
Ratio of net expenses, excluding interest expense, to average net assets	1.13%	1.10	%(f)
Ratio of net investment income (loss) to average net assets	0.01%	(0.10	)%(f)
Portfolio turnover rate	40%	66	%(e)

(a)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/ distributions or the redemption of Fund shares.

(c)	Calculated based upon average shares outstanding.

(d)	For the year ended December 31, 2009, 0.03% of the Class I representing $0.01 per share, consisted of a payment by the Adviser in connection with the past market timing activities.

(e)	Not annualized

(f)	Annualized

39

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A
	Year Ended December 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of year	$24.70		$18.92		$11.98		$17.82	$16.00

Income from investment operations:
Net investment income (loss)	(0.16	)(b)	(0.22	)(b)	(0.07)		(0.13)	0.16
Net realized and unrealized gain (loss) on investments	(5.15)		9.78		7.58		(5.12)	4.23
Payment by the Adviser	—		—		0.11	(c)	—	—

Total from investment operations	(5.31)		9.56		7.62		(5.25)	4.39

Less distributions from:
Net investment income	(0.31)		(2.09)		(0.68)		(0.09)	(1.54)
Net realized gains	—		(1.69)		—		(0.50)	(1.03)

Total distributions	(0.31)		(3.78)		(0.68)		(0.59)	(2.57)

Net asset value, end of year	$19.08		$24.70		$18.92		$11.98	$17.82

Total return (a)	(21.52)%		50.99%		63.75	%(c)	(29.03)%	27.41%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$988,039		$1,359,014		$799,296		$436,565	$616,260
Ratio of gross expenses to average net assets	1.20%		1.25%		1.43%		1.45%	1.46%
Ratio of net expenses to average net assets	1.20%		1.25%		1.43%		1.45%	1.46%
Ratio of net expenses, excluding interest expense, to average net assets	1.20%		1.25%		1.43%		1.45%	1.46%
Ratio of net investment loss to average net assets	(0.68)%		(0.98)%		(1.10)%		(0.76)%	(0.87)%
Portfolio turnover rate	24%		33%		19%		30%	35%

	Class C
	Year Ended December 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of year	$23.13		$18.01		$11.45		$17.21	$15.61

Income from investment operations:
Net investment income (loss)	(0.31	)(b)	(0.36	)(b)	(0.04)		(0.30)	0.26
Net realized and unrealized gain (loss) on investments	(4.80)		9.26		7.08		(4.87)	3.89
Payment by the Adviser	—		—		0.10	(c)	—	—

Total from investment operations	(5.11)		8.90		7.14		(5.17)	4.15

Less distributions from:
Net investment income	(0.31)		(2.09)		(0.58)		(0.09)	(1.52)
Net realized gains	—		(1.69)		—		(0.50)	(1.03)

Total distributions	(0.31)		(3.78)		(0.58)		(0.59)	(2.55)

Net asset value, end of year	$17.71		$23.13		$18.01		$11.45	$17.21

Total return (a)	(22.11)%		49.89%		62.52	%(c)	(29.54)%	26.56%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$221,214		$285,973		$131,609		$54,419	$63,207
Ratio of gross expenses to average net assets	1.96%		1.95%		2.31%		2.20%	2.12%
Ratio of net expenses to average net assets	1.96%		1.95%		2.27%		2.20%	2.12%
Ratio of net expenses, excluding interest expense, to average net assets	1.96%		1.95%		2.27%		2.20%	2.12%
Ratio of net investment loss to average net assets	(1.43)%		(1.68)%		(1.94)%		(1.49)%	(1.55)%
Portfolio turnover rate	24%		33%		19%		30%	35%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/ distributions or the redemption of Fund shares.

(b)	Calculated based upon weighted average shares outstanding.

(c)

For the year ended December 31, 2009, 0.58% of the Class A and Class C total return, representing $0.11 for Class A and $0.10 for Class C per share, consisted of a payment by the Adviser in connection with the past market timing activities and a reimbursement for an investment loss. Additionally, 1.49% of Class A and Class C total return resulted from settlement payments received from third parties by the Fund.

40

	Class I
	Year Ended December 31,
	2011	2010		2009		2008		2007
Net asset value, beginning of period	$29.97	$22.34		$14.05		$17.95		$16.09

Income from investment operations:
Net investment income (loss)	(0.10(c )	(0.20	)(c)	0.46		(0.04)		0.81
Net realized and unrealized gain (loss) on investments	(6.28)	11.61		8.42		(3.27)		3.69
Payment by the Adviser	—	—		0.14	(d)	—		—

Total from investment operations	(6.38)	11.41		9.02		(3.31)		4.50

Less distributions from:
Net investment income	(0.31)	(2.09)		(0.73)		(0.09)		(1.61)
Net realized gains	—	(1.69)		—		(0.50)		(1.03)

Total distributions	(0.31)	(3.78)		(0.73)		(0.59)		(2.64)

Net asset value, end of period	$23.28	$29.97		$22.34		$14.05		$17.95

Total return (b)	(21.30)%	51.47%		64.34	%(d)	(18.02	)%(e)	27.94%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$111,604	$86,982		$6,125		$12		$8,570
Ratio of gross expenses to average net assets	0.91%	1.01%		3.11%		1.17%		1.23%
Ratio of net expenses to average net assets	0.91%	1.00%		1.00%		1.00%		1.03%
Ratio of net expenses, excluding interest expense, to average net assets	0.91%	1.00%		1.00%		1.00%		1.03%
Ratio of net investment income (loss) to average net assets	(0.35)%	(0.74)%		(0.66)%		(0.25)%		(0.46)%
Portfolio turnover rate	24%	33%		19%		30%		35%

	Class Y
	Year Ended December 31,
	2011		2010(a)
Net asset value, beginning of period	$24.72		$21.56

Income from investment operations:
Net investment loss	(0.08	)(c)	(0.14	)(c)
Net realized and unrealized gain on investments	(5.21)		7.08

Total from investment operations	(5.29)		6.94

Less distributions from:
Net investment income	(0.31)		(2.09)
Net realized gains	—		(1.69)

Total distributions	(0.31)		(3.78)

Net asset value, end of period	$19.12		$24.72

Total return (b)	(21.42)%		32.59	%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$78,106		$19,105
Ratio of gross expenses to average net assets	1.10%		1.11	%(g)
Ratio of net expenses to average net assets	1.10%		1.11	%(g)
Ratio of net expenses, excluding interest expense, to average net assets	1.10%		1.11	%(g)
Ratio of net investment loss to average net assets	(0.34)%		(0.82	)(g)
Portfolio turnover rate	24%		33	%(f)

(a)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/ distributions or the redemption of Fund shares.

(c)	Calculated based upon weighted average shares outstanding

(d)

For the year ended December 31, 2009, 0.58% of Class I total return, representing $0.14 per share, consisted of a payment by the Adviser in connection with the past market timing activities. Additionally, 1.49% of the Class I total return resulted from settlement payments received from third parties by the Fund.

(e)

Total return for the year ended December 31, 2008 was materially affected by significant redemptions during the year, relative to the amount of net assets represented by the class. In the absence of such redemptions the total return would have been lower.

(f)	Not annualized

(g)	Annualized

41

For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this Prospectus.

Additional information about the investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

■

Call Van Eck at 800.826.1115, or visit the Van Eck website at vaneck.com to request, free of charge, the annual or semi-annual reports, the Statement of Additional Information (SAI), information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, or other information about the Funds.

■

Information about the Funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

■

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Transfer Agent:
DST Systems, Inc.
P.O. Box 218407
Kansas City, Missouri 64121-8407

800.544.4653
vaneck.com

SEC REGISTRATION NUMBER: 811-04297	VEFPRO

PROSPECTUS

MAY  1,  2012

Van Eck Funds

Multi-Manager Alternatives Fund
Class A: VMAAX / Class C: VMSCX / Class I: VMAIX / Class Y: VMAYX

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

MULTI-MANAGER ALTERNATIVES FUND (CLASS A, C, I, Y)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for Class A sales charge discounts if you and your family (includes spouse and children under age 21) invest, or agree to invest in the future, at least $25,000, in the aggregate, in Classes A and C of the Van Eck Funds. More information about these and other discounts is available from your financial professional and in the “Shareholder Information” section of the Fund’s prospectus and in the “Availability of Discounts” and “Breakpoint Linkage Rules for Discounts” sections of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class I	Class Y

Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the net asset value or purchase price)	0.00%[1]	1.00%	0.00%	0.00%

[1]

A contingent deferred sales charge for Class A shares of 1.00% for one year applies to redemptions of qualified commissionable shares purchased after April 30, 2012 at or above the $1 million breakpoint level.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class Y

Management Fees	1.37%	1.37%	1.37%	1.37%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses:
Dividends on Securities Sold Short	0.28%	0.28%	0.28%	0.28%
Remainder of Other Expenses	0.62%	0.62%	0.60%	0.70%
Acquired Fund Fees and Expenses	0.60%	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses	3.12%	3.87%	2.85%	2.95%
Fees/Expenses Waived or Reimbursed[1]	0.00%	0.00%	(0.02)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.12%	3.87%	2.83%	2.88%

[1]

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.40% for Class A, 3.15% for Class C, 1.95% for Class I, and 2.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2013. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Class A	Sold or Held	$872	$1,482	$2,116	$3,807
Class C	Sold	$489	$1,181	$1,990	$4,096
	Held	$389	$1,181	$1,990	$4,096
Class I	Sold or Held	$286	$881	$1,502	$3,175
Class Y	Sold or Held	$291	$906	$1,546	$3,266

1

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 249% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by allocating its assets among (i) investment sub-advisers (the “Sub-Advisers”, also referred to as “managers”) with experience in managing alternative or non-traditional investment strategies, and (ii) affiliated and unaffiliated funds, including open end and closed end funds and exchange-traded funds (“ETFs”), which employ a variety of investment strategies (collectively, the “Underlying Funds”). The Fund is considered to be “non-diversified” which means that it may invest in fewer securities than a “diversified” fund.

The main strategies that may be employed by the Sub-Advisers and the Underlying Funds include:

DIRECTIONAL AND TACTICAL STRATEGIES

Directional and tactical strategies seek to exploit broad market trends in equities, interest rates or commodity prices. These strategies may include:

Long/Short Equity: A long/short strategy seeks to invest in securities believed to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk. This strategy may also use derivatives, including options, financial futures and options on futures. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

Long-Only: A long-only strategy seeks to invest in stocks that are believed to have appreciation potential. This strategy may concentrate in certain markets, industries or geographical areas. This strategy is primarily managed for absolute return and to assess risk and opportunity on an absolute, not an index-relative basis.

Short-Only: A short-only strategy seeks to identify securities that are expected to depreciate in value. In a short sale, the Fund borrows an equity security from a broker, and then sells it. If the value of the security goes down, the Fund can buy it back in the market and return it to the broker, making a profit. This strategy may be employed to hedge or offset long-only equity strategies of similar size in assets and volatility.

Long/Short Credit & Fixed Income: A long/short credit strategy combines long and short positions in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield (junk bonds) and Treasury Inflation-Protected Securities (“TIPS”), ETFs and emerging market debt. This strategy may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage related securities. The strategy may focus on short positions by utilizing instruments to anticipate the decline in the price of an overvalued security or type of security. Such hedging instruments could include individual bonds or related stocks, futures contracts or other instruments.

Global Macro and Emerging Markets: A global macro and emerging markets strategy seeks to profit from directional changes in currencies, stock markets, commodity prices and market volatility. This strategy may utilize positions held through individual securities, ETFs, derivative contracts, swaps or other financial instruments linked to major market, sector or country indices, fixed income securities, currencies and commodities. This strategy may invest in a limited number of securities, issuers, industries or countries which may result in higher volatility.

Managed Futures: A managed futures strategy seeks to preserve capital through capturing opportunities in various futures markets. This strategy typically includes long positions in the futures that are showing strong upward momentum and short positions in the futures that are in a downward trend. This strategy may provide different exposures to many markets and thus offer low correlations with traditional stock and bond markets.

EVENT-DRIVEN STRATEGIES

Event-driven strategies seek to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, spin-offs or other special situations. These strategies may include:

Distressed Securities: Investing in the securities of issuers in financial distress based upon the expectations of the manager as to whether a turnaround may materialize.

Special Situations: Investing in the securities of issuers based upon the expectations of the manager as to whether the price of such securities may change in the short term due to a special situation, such as a stock buy-back, spin-off, bond upgrade or a positive earnings report.

2

Merger Arbitrage: Seeking to exploit price differentials in the shares of companies that are involved in announced corporate events, such as mergers, by assessing the likelihood that such events will be consummated as proposed.

ARBITRAGE STRATEGIES

Arbitrage strategies seek to exploit price differences in identical, related or similar securities on different markets or in different forms so as to minimize overall market risk. These strategies may include:

Fixed Income or Interest Rate Arbitrage: Buying and shorting different debt securities and/or futures contracts, including interest rate swap arbitrage, U.S. and non-U.S. bond arbitrage.

Convertible Arbitrage: Seeking to exploit price differentials in the convertible bond markets by buying the convertible bond, and shorting the common stock, of the same company.

Pairs Trading: Certain securities, often competitors in the same sector, are sometimes correlated in their day-to-day price movements. If the performance link breaks down, i.e., one stock trades up while the other traded down, a manager may sell the outperforming stock and buy the underperforming one, based on the assumption that the “spread” between the two would eventually converge. This may help to hedge against market and sector risk.

Equity Market Neutral: A market neutral strategy combines long and short equity positions to seek to keep its exposure to overall market risk very low. Such strategies take long positions in those securities believed to have attractive appreciation potential and short positions in those securities believed to have depreciation potential. This strategy is typically constructed to attempt to be beta-neutral and attempts to control one or more industry, sector, market capitalization or other potential market bias exposure.

ALLOCATION OF FUND ASSETS

The Adviser determines the allocation of the Fund’s assets among the various Sub-Advisers and Underlying Funds. In selecting and weighting investment options, the Adviser seeks to identify Sub-Advisers and Underlying Funds which, based on their investment styles and historical performance, have the potential, in the opinion of the Adviser, to perform independently of each other and achieve positive risk-adjusted returns in various market cycles. This is referred to as “low correlation.” The degree of correlation of any given investment strategy of a Sub-Adviser or an Underlying Fund will, with other investment strategies and the market as a whole, vary as a result of market conditions and other factors, and some Sub-Advisers and Underlying Funds will have a greater degree of correlation with each other and with the market than others.

By allocating its assets among a number of investment options, the Fund seeks to achieve diversification, less risk and lower volatility than if the Fund utilized a single manager or a single strategy approach. The Fund is not required to invest with any minimum number of Sub-Advisers or Underlying Funds, and does not have minimum or maximum limitations with respect to allocations of assets to any Sub-Adviser, investment strategy or market sector. The Adviser may change the allocation of the Fund’s assets among the available investment options, and may add or remove Sub-Advisers, at any time. For a variety of reasons, including capacity and regulatory limitations, not all the Sub-Advisers may be available to the Fund if it chooses to use them in the future.

Each Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. The Adviser has ultimate responsibility, subject to the oversight of the Board of Trustees of the Fund, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement.

The Adviser may hire and terminate Sub-Advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC, under which the Adviser is permitted, subject to supervision and approval of the Board of Trustees, to enter into and materially amend sub-advisory agreements without seeking shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new Sub-Adviser within 90 days of the hiring of the new Sub-Adviser.

Currently, the Adviser has entered into sub-advisory agreements with the following nine Sub-Advisers with respect to the Fund. Below is a description of each Sub-Adviser’s investment style. The Fund may select a variation of these strategies or another strategy offered by the Sub-Advisers.

■	Acorn Derivatives Management Corp. employs a spread strategy to seek to capture persistent overpricing in S&P 500 index options.

■	Coe Capital Management, LLC employs a long/short equity strategy.

■	Dix Hills Partners, LLC employs a long/short fixed income strategy focusing on Treasury bonds of various maturities.

■	Martingale Asset Management, L.P. employs a long/short equity strategy.

■	Medley Credit Strategies, LLC employs a fundamental long/short fixed income strategy.

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■	Millrace Asset Group, Inc. employs a long/short equity strategy.

■	PanAgora Asset Management, Inc. employs a quantitative fixed income long/short strategy.

■	Primary Funds, LLC employs a long/short low volatility equity strategy.

■	Tiburon Capital Management, LLC employs a long/short event-driven equity and fixed income strategy.

As of the date of this Prospectus, the Fund’s assets which have been allocated to Sub-Advisers are allocated among Acorn Derivatives Management Corp., Coe Capital Management, LLC, Medley Credit Strategies, LLC, Millrace Asset Group, Inc., Primary Funds, LLC and Tiburon Capital Management, LLC.

Each Underlying Fund invests its assets in accordance with its investment strategy. The Fund may invest in Underlying Funds in excess of the limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to either an exemptive order obtained by the Fund and the Adviser from the SEC or an exemptive order obtained by an Underlying Fund from the SEC and consistent with the conditions specified in such order.

Investments in the securities of Underlying Funds involve duplication of advisory fees and certain other expenses. By investing in an Underlying Fund, the Fund becomes a shareholder of that Underlying Fund. As a result, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Underlying Fund, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. To minimize the duplication of fees, the Adviser has agreed to waive the management fee it charges to the Fund by any amount it collects as a management fee from an Underlying Fund managed by the Adviser, as a result of an investment of the Fund’s assets in such Underlying Fund.

In addition to Sub-Advisers and Underlying Funds, the Fund may invest indirectly in strategies or managers through securities, funds, notes, certificates, options, swaps or other derivative instruments, including instruments indexed to baskets of underlying funds.

The Fund’s assets will be primarily invested in common stock, convertible or non-convertible preferred stock, and fixed-income securities of U.S. and foreign governments, semi-government, their agencies and instrumentalities, non-governmental organizations, supra-national organizations and companies, including those in or that have operations in emerging markets.

The Fund may invest in foreign securities, depositary receipts and shares relating to foreign securities. The Fund may also invest in rights, warrants, forward, futures and options contracts and other derivative securities; and enter into equity, interest rate, index and currency rate swap agreements.

In addition, the Fund may invest in funds that seek to track investable hedge fund indices; directly and indirectly in commodities; make direct investments in equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; and invest in securities of companies in initial public offerings.

A portion of the Fund’s assets may be invested in cash, cash equivalents, or in money market funds.

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

The Fund uses one or more investment strategies in seeking to achieve its investment objective. Such strategies may involve investing in a variety of different instruments and using certain techniques that are subject to the risks set forth below.

Arbitrage Trading. The underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses.

Below Investment Grade Securities. Below investment grade securities (sometimes referred to as “junk bonds”) are more speculative than higher-rated securities. These securities have a much greater risk of default and may be more volatile than higher-rated securities of similar maturity. These securities may be less liquid and more difficult to value than higher-rated securities.

Convertible Securities. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Debt Securities. Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

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Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions and over the counter instruments may be illiquid.

Directional and Tactical Trading. Directional and tactical trading involves the risk that the investment decisions made by the Sub-Adviser in using this strategy may prove to be incorrect, may not produce the returns expected by the Sub-Adviser and may cause the Fund’s shares to lose value.

Emerging Markets Securities. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.

Event-Driven Trading. Event-driven trading involves the risk that the special situation may not occur as anticipated and that this has a negative impact upon the market price of a stock.

Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Investments in Underlying Funds. The Fund’s investment in an Underlying Fund may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the Underlying Fund’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Market. Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities tend to have greater price volatility than debt securities.

Mortgage- and Asset-Backed Securities. The value of the Fund’s mortgage- and asset-backed securities may be affected by, among other things, changes in: interest rates, the creditworthiness of the entities that provide credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage- and asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity. In addition, rising or high interest rates tend to extend the duration of mortgage- and asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Multiple Investment Sub-Advisers. The Sub-Advisers make their trading decisions independently, and, as a result, it is possible that one or more Sub-Advisers may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses to the Fund. Each Sub-Adviser uses a particular style or set of styles to select investments for the Fund. Those styles may be out of favor or may not produce the best results over the investment time periods.

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

Preferred Stocks. Unlike interest payments on debt securities, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. In addition, in the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer.

Repurchase Agreements. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

Short Sales. If the Fund sells a stock short and subsequently has to buy the security back at a higher price, the Fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the Fund, could increase the exposure of the Fund to the market, increase losses and increase the volatility of returns.

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The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

Sub-Adviser Allocation. The success of the Fund’s investment strategy depends on, among other things, both the Adviser’s skill in selecting Sub-Advisers and allocating assets to those Sub-Advisers and on a Sub-Adviser’s skill in executing the relevant strategy and selecting investments for the Fund.

PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe and is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted in the index based on the distribution of assets in the hedge fund industry. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Performance for Class C shares is not shown because Class C shares commenced operations on April 30, 2012. Updated performance information for the Fund is available on the Van Eck website at vaneck.com.

Class A: Annual Total Returns (%) as of 12/31

Best Quarter:	+2.55%	3Q ’10
Worst Quarter:	-4.57%	3Q ’11

Average Annual Total Returns as of 12/31/11	1 Year	Life of Class

Class A Shares (6/5/09)
Before Taxes	-8.02%	-0.93%
After Taxes on Distributions[1]	-8.34%	-1.24%
After Taxes on Distributions and Sale of Fund Shares[1]	-5.15%	-0.95%
Class I Shares (6/5/09)
Before Taxes	-1.95%	1.63%
Class Y Shares (4/30/10)
Before Taxes	-2.06%	0.83%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	-8.87%	—
S&P® 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	—

[1]	After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after tax-returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or Investment Retirement Account.

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PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation

Stephen H. Scott, Co-Portfolio Manager, Investment Team Co-Chair, 2009
Jan F. van Eck, Co-Portfolio Manager, Investment Team Co-Chair, 1985

Investment Sub-Advisers.

Acorn Derivatives Management Corp.
Andrew Greeley, CFA, Chief Investment Officer, Senior Managing Director, Head of Trading, 1994
William O. Melvin, Jr., Founder, Senior Managing Director, 1989
Robert J. Groden, Portfolio Manager, Managing Director, 2007

Coe Capital Management, LLC
Mark D. Coe, CFA, Managing Member, Portfolio Manager, 1999

Dix Hills Partners, LLC
Joseph Baggett, CFA, Portfolio Manager, Managing Member, 2003

Martingale Asset Management, L.P.
William E. Jacques, CFA, Executive Vice President, Chief Investment Officer, 1987
Samuel Nathans, CFA, Senior Vice President, Senior Portfolio Manager, 1999
James M. Eysenbach, CFA, Senior Vice President, Director of Research, 2004

Medley Credit Strategies, LLC
Robert Comizio, Partner, Senior Portfolio Manager, 2006
Dean Crowe, Managing Director, Portfolio Manager, 2011
Joseph Princiotta, Principal, Senior Analyst, 2011
Frank Wang, CFA, Vice President, Research Analyst, 2007

Millrace Asset Group, Inc.
William L. Kitchel, III, Co-Founder, President, Portfolio Manager/Analyst, 2002
Whitney M. Maroney, Co-Founder, Secretary/Treasurer, Portfolio Manager/Analyst, 2002

PanAgora Asset Management, Inc.
Bryan D. Belton, CFA, Director, Multi Asset, 2005
Jonathan Beaulieu, CFA, Portfolio Manager, Multi Asset, 2010
Edward Qian, Ph.D., CFT, Chief Investment Officer, Head of Research, Multi Asset, 2005

Primary Funds, LLC
Christopher J. Moshy, Co-Founder, Portfolio Manager, Managing Member, 2002
Timothy F. Madey, Co-Founder, Portfolio Manager, Managing Member, 2002

Tiburon Capital Management, LLC
Peter M. Lupoff, Managing Member, Chief Executive Officer, Portfolio Manager, 2009
Kenneth Staut, Partner, Senior Analyst, 2009
Charlie Trisiripisal, Partner, Senior Analyst, 2009

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PURCHASE AND SALE OF FUND SHARES

In general, shares of the Fund may be purchased or redeemed on any business day, primarily through financial representatives such as brokers or advisers, or directly by eligible investors through the Fund’s transfer agent. Purchase minimums for Classes A, C and Y shares are $1000 for an initial purchase and $100 for a subsequent purchase, with no purchase minimums for any purchase through a retirement or pension plan account, for any “wrap fee” account and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators, and for any account using the Automatic Investment Plan, or for any other periodic purchase program. Purchase minimums for Class I shares are $1 million for an initial purchase and no minimum for a subsequent purchase; the initial minimum may be reduced or waived at the Fund’s discretion.

TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION

This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.

I. INVESTMENT OBJECTIVE

The Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles.

The Fund’s investment objective is fundamental and may only be changed with shareholder approval.

2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

ARBITRAGE TRADING

Definition	The Sub-Advisers may engage in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms.
Risk

The underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses. For example, a merger arbitrage strategy generally involves purchasing the shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition and selling short the acquirer’s securities. If an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer’s securities.

BELOW INVESTMENT GRADE SECURITIES

Definition	Debt securities that are below investment grade (e.g., BB or below by Standard & Poor’s) (sometimes referred to as “junk bonds”).
Risk

Below investment grade securities are more speculative than higher-rated securities. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

CONVERTIBLE SECURITIES

Definition	A convertible security is a security that can be exchanged for a specified amount of another, generally related security, at the option of the issuer and/or the holder.
Risk

Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. Because the value of a convertible security can be influenced by both interest rates and market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

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II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

DEBT SECURITIES

Definition

Debt securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the a “secondary market”—that is, they are traded by people other than their original issuers.

Risk

Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Various factors could affect the issuer’s ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates rise, the value of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares.

DERIVATIVES

Definition

The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.

Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over the counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate.

DIRECTIONAL AND TACTICAL TRADING

Definition	The Sub-Advisers may engage in transactions that attempt to exploit broad market trends in equities, interest rates or commodity prices.
Risk

Directional and tactical trading involves the risk that the investment decisions made by the Sub-Adviser in using this strategy may prove to be incorrect, may not produce the returns expected by the Sub-Adviser and may cause the Fund’s shares to lose value.

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EMERGING MARKETS SECURITIES

Definition	Securities of companies that are primarily located in developing countries.
Risk

Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

EVENT-DRIVEN TRADING

Definition	The Sub-Advisers may engage in transactions that attempt to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, spin-offs or other special situations.
Risk	Event-driven trading involves the risk that the special situation may not occur as anticipated and that this has a negative impact upon the market price of a stock.

FOREIGN SECURITIES

Definition	Securities issued by foreign companies, traded in foreign currencies or issued by companies with most of their business interests in foreign countries.
Risk

Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Some of the risks of investing in foreign securities may be reduced when the Fund invests indirectly in foreign securities through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

INVESTMENTS IN UNDERLYING FUNDS

Definition	The Fund may invest in Underlying Funds, which include open end and closed end funds, ETFs and money market funds, subject to the limitations under the 1940 Act.
Risk

The Fund’s investment in an Underlying Fund may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the Underlying Fund’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

MARKET

Definition	An investment in the Fund involves “market risk”—the risk that securities prices will rise or fall.
Risk

Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest or currency rates or a change in investor sentiment. In general, equity securities tend to have greater price volatility than debt securities.

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II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

MORTGAGE- AND ASSET-BACKED SECURITIES

Definition

Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including receivables. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Mortgage- and asset backed securities can have a fixed or an adjustable rate.

Risk

The value of the Fund’s mortgage- and asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage- and asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage- and asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage- and asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

MULTIPLE INVESTMENT SUB-ADVISERS

Definition	The Fund pursues its objective by, among other things, allocating its assets among investment sub-advisers.
Risk

The Sub-Advisers make their trading decisions independently, and, as a result, it is possible that one or more Sub-Advisers may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses to the Fund. Each Sub-Adviser uses a particular style or set of styles to select investments for the Fund. Those styles may be out of favor or may not produce the best results over the investment time periods. In addition, Sub-Advisers may base their investment decisions on analyses of historic relationships, correlations, assumptions, relative values or the occurrence of certain events that may be disrupted, fail to exist or materialize or are affected by factors or events that the Sub-Adviser failed to consider or anticipate. Investment strategies and Sub-Advisers whose performance has historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. Under these circumstances, absolute return and hedging strategies may cease to function as anticipated.

NON-DIVERSIFICATION

Definition

A non-diversified fund may invest a larger portion of its assets in a single issuer. A “diversified” fund is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.

Risk

A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

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PREFERRED STOCKS

Definition

In general, preferred stock is a class of equity security that pays a specified dividend that must be paid before any dividends can be paid to common stockholders, and which takes precedence over common stock in the event of the company’s liquidation. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Additionally, preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.

Risk

Unlike interest payments on debt securities, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income from that stock. In the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer. For instance, preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

REPURCHASE AGREEMENTS

Definition

In a repurchase agreement, the Fund acquires a security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The Fund enters into these agreements generally with member banks of the Federal Reserve System or certain non-bank dealers; these counterparties collateralize the transaction.

Risk

A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

SHORT SALES

Definition	In a short sale, the Fund borrows an equity security from a broker, and then sells it.
Risk

If the Fund sells a stock short and subsequently has to buy the security back at a higher price, the Fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the Fund, could increase the exposure of the Fund to the market, increase losses and increase the volatility of returns.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. The Fund is required to “cover” its short sales with collateral by depositing cash, U.S. government securities or other liquid high-quality securities in a segregated account. The total value of the assets deposited as collateral will not exceed 50% of the Fund’s net assets.

13

II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

SUB-ADVISER ALLOCATION

Definition

The Fund pursues its objective, in part, by allocating its assets among the Sub-Advisers. Van Eck Associates Corporation (the “Adviser”) determines the allocation of the Fund’s assets among the various Sub-Advisers.

Risk

The success of the Fund’s investment strategy depends on, among other things, both the Adviser’s skill in selecting Sub-Advisers and allocating assets to those Sub-Advisers and on a Sub-Adviser’s skill in executing the relevant strategy and selecting investments for the Fund.

3. ADDITIONAL INVESTMENT STRATEGIES

INVESTING DEFENSIVELY

Strategy

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit the Fund may receive from a market increase.

SECURITIES LENDING

Strategy

The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.

The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.

4. OTHER INFORMATION AND POLICIES

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Fund’s and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at vaneck.com. This information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

PORTFOLIO INVESTMENTS

The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

14

III. OTHER ADDITIONAL INFORMATION

IMPORTANT INFORMATION REGARDING DIVIDENDS PAID ON SECURITIES SOLD SHORT AND ACQUIRED
FUND FEES AND EXPENSES

Dividends on securities sold short occur when the Fund sells an equity security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay any dividend declared during the duration of the short to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Thus, for tax purposes, any such dividend on a security sold short generally reduces the basis of the shorted security—thereby increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short sale transaction. Also, the dividends on securities sold short are typically offset, in their entirety or in part, by the income derived from earnings on the cash proceeds of the securities sold short.

Acquired fund fees and expenses (AFFE) reflect the estimated amount of fees and expenses the Fund expects to incur indirectly through its investments in Underlying Funds.

The table below illustrates the Fund’s Total Annual Fund Operating Expenses for all classes (i) including the effect of expenses attributable to dividends on securities sold short as well as AFFE and (ii) excluding the effect of expenses attributable to dividends on securities sold short as well as AFFE. The Fund’s Total Annual Operating Expenses (expenses that are deducted from Fund assets) were:

	Class A	Class C	Class I	Class Y

Management Fee	1.37%	1.37%	1.37%	1.37%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses:
Dividend on Securities Sold Short	0.28%	0.28%	0.28%	0.28%
Remainder of Other Expenses	0.62%	0.62%	0.60%	0.70%
Acquired Fund Fees and Expenses (AFFE)	0.60%	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses Including Dividends on Securities Sold Short and AFFE	3.12%	3.87%	2.85%	2.95%
Less Dividends on Securities Sold Short and AFFE	(0.88)%	(0.88)%	(0.88)%	(0.88)%
Less Expenses Waived or Reimbursed by the Adviser[1]	0.00%	0.00%	(0.02)%	(0.07)%
Total Annual Fund Operating Expenses Excluding Dividends on Securities Sold Short and AFFE	2.24%	2.99%	1.95%	2.00%

[1]

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.40% for Class A, 3.15% for Class C, 1.95% for Class I, and 2.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2013. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

15

IV. SHAREHOLDER INFORMATION

1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES

The Fund offers Class A, Class C, Class I and Class Y shares. Information related to how to buy, sell, exchange and transfer shares is discussed below. See the “Minimum Purchase” section for information related to initial and subsequent minimum investment amounts. The minimum investment amounts vary by share class.

Through a Financial Intermediary

Primarily, accounts are opened through a financial intermediary (broker, bank, adviser or agent). Please contact your representative for details.

Through the Transfer Agent, DST Systems, Inc. (DST)

You may buy (purchase), sell (redeem), exchange, or transfer ownership of Class A, Class C and Class I shares directly through DST by mail or telephone, as stated below. For Class Y shares, shareholders must open accounts and transact business through a financial intermediary.

The Fund’s mailing address at DST is:

Van Eck Global
P.O. Box 218407
Kansas City, MO 64121-8407

For overnight delivery:

Van Eck Global
210 W. 10th St., 8th Fl.
Kansas City, MO 64105-1802

Non-resident aliens cannot make a direct investment to establish a new account in the Fund, but may invest through their broker or agent and certain foreign financial institutions that have agreements with Van Eck.

To telephone the Fund at DST, call Van Eck’s Account Assistance at 800-544-4653.

Purchase by Mail

To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, travelers checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. dollars. There are separate applications for Van Eck retirement accounts (see “Retirement Plans” for details). For further details, see the application or call Account Assistance.

Telephone Redemption—Proceeds by Check 800-345-8506

If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.

Expedited Redemption—Proceeds by Wire 800-345-8506

If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. The Fund reserves the right to waive the minimum amount. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.

Written Redemption

Your written redemption (sale) request must include:

■	Fund and account number.

■	Number of shares or dollar amount to be redeemed, or a request to sell “all shares.”

■

Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

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■	Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

■	The redemption is for $50,000 or more.

■	The redemption amount is wired.

■	The redemption amount is paid to someone other than the registered owner.

■	The redemption amount is sent to an address other than the address of record.

■	The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

Telephone Exchange 800-345-8506

If your account has the optional Telephone Exchange Privilege, you can exchange between Funds of the same Class without any additional sales charge. (Shares originally purchased into the Van Eck Money Fund (the “Money Fund”), which paid no sales charge, may pay an initial sales charge the first time they are exchanged into another Class A fund.) Exchanges of Class C shares are exempt from the Class C contingent deferred redemption charge (CDRC). The new Class C shares received via the exchange will be charged the CDRC applicable to the original Class C shares upon redemption. All accounts are eligible except for omnibus accounts or those registered in street name and certain custodial retirement accounts held by a financial institution other than Van Eck. For further details regarding exchanges, please see the application, “Limits and Restrictions” and “Unauthorized Telephone Requests” below, or call Account Assistance.

Written Exchange

Written requests for exchange must include:

■	The fund and account number to be exchanged out of.

■	The fund to be exchanged into.

■	Directions to exchange “all shares” or a specific number of shares or dollar amount.

■

Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in “Telephone Exchange.”

Certificates

Certificates are not issued for new or existing shares.

Transfer of Ownership

Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

Redemption in Kind

The Fund reserves the right to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, the Fund may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

LIMITS AND RESTRICTIONS

Frequent Trading Policy

The Board of Trustees has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase the Fund’s expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an account from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that a shareholder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by its shareholders.

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to

17

IV. SHAREHOLDER INFORMATION (continued)

frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.

The Fund uses a variety of techniques to monitor and detect abusive trading practices, such as monitoring purchases, redemptions and exchanges that meet certain criteria established by the Fund, and making inquiries with respect to such trades. If a transaction is rejected or an account restricted due to suspected market timing, the investor or his or her financial adviser will be notified.

With respect to trades that occur through omnibus accounts at intermediaries, such as broker-dealers and third party administrators, the Fund requires all such intermediaries to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request customer trading activity in the omnibus accounts based on certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some investors may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities.

For further details, contact Account Assistance.

Unauthorized Telephone Requests

Like most financial organizations, Van Eck, the Fund and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller’s identity and authority to act on the account are not followed.

If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. Van Eck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.

AUTOMATIC SERVICES

Automatic Investment Plan

You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.

Automatic Exchange Plan

You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Fund. Class C shares are not eligible. For further details and to request an Application, contact Account Assistance.

Automatic Withdrawal Plan

You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at the current offering price to establish the Plan. Class C shares are not eligible except for automatic withdrawals for the purpose of retirement account distributions. For further details and to request an Application, contact Account Assistance.

MINIMUM PURCHASE

Each class can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services.

For Class A, Class C and Class Y shares, an initial purchase of $1,000 and subsequent purchases of $100 or more are required for non-retirement accounts. There are no purchase minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program. Minimums may be waived for initial and subsequent purchases through “wrap fee” and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators.

For Class I shares, an initial purchase by an eligible investor of $1 million is required. The minimum initial investment requirement may be waived or aggregated among investors, in the Adviser’s discretion, for investors in certain fee-based,

18

wrap or other no-load investment programs, and for an eligible Employer-Sponsored Retirement Plan with plan assets of $3 million or more, sponsored by financial intermediaries that have entered into a Class I agreement with Van Eck, as well as for other categories of investors. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs. In addition, members of the Boards of Trustees of Van Eck Funds and Van Eck VIP Trust and each officer, director and employee of Van Eck may purchase Class I shares without being subject to the $1 million minimum initial investment requirement. There are no minimum investment requirements for subsequent purchases to existing accounts. To be eligible to purchase Class I shares, you must also qualify as specified in “How to Choose a Class of Shares.”

ACCOUNT VALUE AND REDEMPTION

If the value of your account falls below $1,000 for Class A, Class C and Class Y shares and below $500,000 for Class I shares after the initial purchase, the Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.

HOW FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus any applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE. The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security’s value, the Fund will use the security’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures, which have been approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price is “stale” (e.g., because its price doesn’t change in five consecutive business days), (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV.

Certain of the Fund’s portfolio securities are valued by an outside pricing service approved by the Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading

19

IV. SHAREHOLDER INFORMATION (continued)

in depository receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

2. HOW TO CHOOSE A CLASS OF SHARES

The Fund offers four classes of shares with different sales charges and 12b-1 fee schedules, designed to provide you with different purchase options according to your investment needs. Class A and Class C shares are offered to the general public and differ in terms of sales charges and ongoing expenses. Shares of the Money Fund are not available for exchange with Class C, Class I or Class Y shares. Class C shares automatically convert to Class A shares eight years after each individual purchase. Class I shares are offered to eligible investors primarily through certain financial intermediaries that have entered into a Class I Agreement with Van Eck. The Funds reserve the right to accept direct investments by eligible investors. Class Y shares are offered only to investors through “wrap fee” and similar programs offered without a sales charge by certain financial intermediaries and third-party recordkeepers and/or administrators that have entered into a Class Y agreement with Van Eck.

■

CLASS A Shares are offered at net asset value plus an initial sales charge at time of purchase of up to 5.75% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more. For further information regarding sales charges, breakpoints and other discounts, please see below. The 12b-1 fee is 0.25% annually.

■

CLASS C Shares are offered at net asset value with no initial sales charge, but are subject to a contingent deferred redemption charge (“CDRC”) of 1.00% on all redemptions during the first 12 months after purchase. The CDRC may be waived under certain circumstances; please see “Telephone Exchange” and below. The 12b-1 fee is 1.00% annually.

■

CLASS I Shares are offered with no sales charges on purchases, no CDRC, and no 12b-1 fee. To be eligible to purchase Class I (Institutional) shares, you must be an eligible investor that is making or has made a minimum initial investment of at least $1 million (which may be reduced or waived under certain circumstances) in Class I shares of a Fund. Eligible investors in Class I shares include corporations, foundations, family offices and other institutional organizations; high net worth individuals; or a bank, trust company or similar institution investing for its own account or for the account of a client when such institution has entered into a Class I agreement with Van Eck and makes Class I shares available to the client’s program or plan.

■

CLASS Y Shares are offered with no sales charges on purchases, no CDRC, and no 12b-1 fee. To be eligible to purchase Class Y shares, you must be an eligible investor in a “wrap-fee” or other fee-based program, including an Employer-Sponsored Retirement Plan, offered through a financial intermediary that has entered into a Class Y Agreement with Van Eck, and makes Class Y shares available to that program or plan. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs.

Financial intermediaries may offer their clients more than one class of shares of the Fund. Shareholders who own shares of one class of a Fund and who are eligible to invest in another class of the same Fund may be eligible to convert their shares from one class to the other. For additional information, please contact your financial intermediary or see “Class Conversions” in the SAI. Investors should consider carefully the Fund’s share class expenses and applicable sales charges and fees plus any separate transaction and other fees charged by such intermediaries in connection with investing in each available share class before selecting a share class. It is the responsibility of the financial intermediary and the investor to choose the proper share class and notify DST or Van Eck of that share class at the time of each purchase. More information regarding share class eligibility is available in the “How to Buy, Sell, Exchange, or Transfer Shares” section of the Prospectus and in “Purchase of Shares” in the SAI.

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3. SALES CHARGES

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the Net Asset Value (NAV) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A or Class C shares are issued to you pursuant to the automatic investment of income dividends or capital gains distribution. It is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount. Class C, Class I and Class Y do not have an initial sales charge; however, Class A does charge a contingent deferred sales charge and Class C does charge a CDRC as set forth below.

Class A Shares Sales Charges
Dollar Amount of Purchase	Sales Charge as a Percentage of		Percentage to Brokers or Agents[1]
	Offering Price	Net Amount Invested

Less than $25,000	5.75%	6.10%	5.00%
$25,000 to less than $50,000	5.00%	5.30%	4.25%
$50,000 to less than $100,000	4.50%	4.70%	3.90%
$100,000 to less than $250,000	3.00%	3.10%	2.60%
$250,000 to less than $500,000	2.50%	2.60%	2.20%
$500,000 to less than $1,000,000	2.00%	2.00%	1.75%
$1,000,000 and over	None[2]

(1)	Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.

(2)

The Distributor may pay a Finder’s Fee of 1.00% to eligible brokers and agents on qualified commissionable shares purchased after April 30, 2012 at or above the $1 million breakpoint level. Such shares may be subject to a 1.00% contingent deferred sales charge if redeemed within one year from the date of purchase. For additional information, see “Contingent Deferred Sales Charge for Class A Shares” below or contact the Distributor or your financial intermediary.

Class C Shares Sales Charges
Year Since Purchase	Contingent Deferred Redemption Charge (CDRC)†

First	1.00% of the lesser of NAV or purchase price
Second and thereafter	None

Class C Broker/Agent Compensation: 1.00% (0.75 of 1.00% distribution fee and 0.25 of 1.00% service fee) of the amount purchased at time of investment.

†	Shares will be redeemed in the following order: (1) shares not subject to the CDRC (dividend reinvestment, etc.), (2) first in, first out.

CONTINGENT DEFERRED SALES CHARGE FOR CLASS A SHARES

Class A shares purchased after April 30, 2012 at or above the $1 million breakpoint in accordance with the sales load schedule identified above (referred to as “commissionable” shares) that are redeemed within one year of purchase will be subject to a contingent deferred sales charge (“CDSC”) in the amount of 1.00% of the lesser of the current value of the shares redeemed or the original purchase price of such shares. The CDSC will be paid to the Distributor as reimbursement for any Finder’s Fee previously paid by the Distributor to an eligible broker or agent at the time the commissionable shares were purchased and may be waived by the Distributor if the original purchase did not result in the payment of a Finder’s Fee. For purposes of calculating the CDSC, shares will be redeemed in the following order: (1) first shares that are not subject to the CDSC (e.g., dividend reinvestment shares and other non-commissionable shares) and (2) then other shares on a first in, first out basis. A CDSC will not be charged in connection with an exchange of Class A shares into Class A shares (including the Money Fund) of another Van Eck Fund; however, the shares received upon an exchange will be subject to the CDSC if they are subsequently redeemed within one year of the date of the original purchase (subject to the same terms and conditions described above). For further details regarding eligibility for the $1 million breakpoint, please see Section 3. “Sales Charges,” “Reduced or Waived Sales Charges” below.

21

IV. SHAREHOLDER INFORMATION (continued)

REDUCED OR WAIVED SALES CHARGES

You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or Van Eck at the time of each purchase or redemption whenever a reduced or waived sales charge is applicable. The term “purchase” refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. For further details, see the SAI. The value of shares owned by an individual in Class A and Class C of each of the Van Eck Funds may be combined for a reduced sales charge in Class A shares only. (The Money Fund cannot be combined for a reduced sales charge in Class A shares.)

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it will be necessary at the time of purchase for you to inform your broker or agent (or DST or Van Eck), of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums.

The Fund makes available information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, on their website at vaneck.com, free of charge.

FOR CLASS A SHARES

Right of Accumulation

When you buy shares, the amount you purchase will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level for which you qualify.

Combined Purchases

The combined amounts of your multiple purchases in the Fund on a single day determines the sales charge level for which you qualify.

Letter of Intent

If you plan to make purchases in the Fund within a 13 month period that total an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. For escrow provisions and details, see the Application and the SAI.

Persons Affiliated with Van Eck

Trustees, officers, and full-time employees (and their families) of the Fund, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with Van Eck, and other affiliates and agents, may buy without a sales charge.

Load-waived Programs Through Financial Intermediaries

Financial intermediaries that meet certain requirements and: (i) are compensated by their clients on a fee-only basis, including but not limited to Investment Advisors, Financial Planners, and Bank Trust Departments; or (ii) have entered into an agreement with Van Eck to offer Class A shares through a no-load network or platform, may buy without a sales charge on behalf of their clients.

Foreign Financial Institutions

Certain foreign financial institutions that have international selling agreements with Van Eck may buy shares with a reduced or waived sales charge for their omnibus accounts on behalf of foreign investors. Shareholders who purchase shares through a foreign financial institution at a fixed breakpoint may pay a greater or lesser sales charge than if they purchased directly through a U.S. dealer.

Institutional Retirement Programs

Certain financial institutions and third-party recordkeepers and/or administrators who have agreements with Van Eck may buy shares without a sales charge for their accounts on behalf of investors in retirement plans and deferred compensation plans other than IRAs.

Buy-back Privilege

You have the right, once a year, to reinvest proceeds of a redemption from Class A shares of a Fund into that Fund or Class A shares of another Fund within 30 days without a sales charge (excluding the Money Fund). If you invest into the same Fund within 30 days before or after you redeem your shares at a loss, the “wash sale” rules apply to disallow for tax purposes a loss realized upon redemption.

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FOR CLASS C SHARES

Death or Disability

The CDRC may be waived upon (1) death or (2) disability as defined by the Internal Revenue Code.

Certain Retirement Distributions

The CDRC may be waived for lump sum or other distributions from IRA, Qualified (Pension and Profit Sharing) Plans, and 403(b) accounts following retirement or at age 70 1/2. It is also waived for distributions from qualified pension or profit sharing plans after employment termination after age 55. In addition, it is waived for shares redeemed as a tax-free return of an excess contribution.

Automatic Conversion Feature

After eight years, Class C shares of each of the Funds will convert automatically to Class A shares of the respective Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased, or in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased. Class C shares held for eight years are converted to Class A shares on the fifth calendar day of the month following their eight-year anniversary (or the next business day thereafter if the fifth is a non-business day).

FOR CLASS I AND CLASS Y SHARES

No initial sales charge, or CDRC fee is imposed on Class I or Class Y shares. Class I and Class Y are a no-load share class.

4. HOUSEHOLDING OF REPORTS AND PROSPECTUSES

If more than one member of your household is a shareholder of any of the funds in the Van Eck Family of Funds, regulations allow us to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the system, known as “householding,” only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. You may benefit from this system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 800-544-4653.

5. RETIREMENT PLANS

Fund shares may be invested in tax-advantaged retirement plans sponsored by Van Eck or other financial organizations. Retirement plans sponsored by Van Eck use State Street Bank and Trust Company as custodian and must receive investments directly by check or wire using the appropriate Van Eck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on Van Eck retirement plans, contact your broker or agent or Account Assistance.

Retirement Plans Sponsored by Van Eck:

Traditional IRA

Roth IRA

SEP IRA

Qualified (Pension and Profit Sharing) Plans

6. FEDERAL INCOME TAXES

TAXATION OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS YOU RECEIVE

For tax-reportable accounts, dividends and capital gains distributions are normally taxable even if they are reinvested. Certain dividends are treated as qualified dividend income, taxable at long-term capital gain rates. Other dividends and short-term capital gains are taxed as ordinary income. Long-term capital gains are taxed at long- term capital gain rates. Tax laws and regulations are subject to change.

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IV. SHAREHOLDER INFORMATION (continued)

TAXATION OF SHARES YOU SELL

For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested dividends and capital gains distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. An exchange of shares from one Fund to another will be treated as a sale and purchase of Fund shares. It is therefore a taxable event.

COST BASIS REPORTING

As required by law, for shares purchased on and after January 1, 2012 in accounts eligible for 1099-B tax reporting by Van Eck Funds for which tax basis information is available (“covered shares”), the Van Eck Funds will provide cost basis information to you and the Internal Revenue Service (“IRS”) for shares using the IRS Tax Form 1099-B. Generally, cost basis is the dollar amount paid to purchase shares, including purchases of shares made by reinvestment of dividends and capital gains distributions, adjusted for various items, such as sales charges and transaction fees, wash sales, and returns of capital.

The cost basis of your shares will be calculated using the Fund’s default cost basis method of Average Cost, and the Fund will deplete your oldest shares first, unless you instruct the Fund to use a different cost basis method. You may elect the cost basis method that best fits your specific tax situation using Van Eck’s Cost Basis Election Form. It is important that any such election be received in writing from you by the Van Eck Funds before you redeem any covered shares since the cost basis in effect at the time of redemption, as required by law, will be reported to you and the IRS. Particularly, any election or revocation of the Average Cost method must be received in writing by the Van Eck Funds before you redeem covered shares. The Van Eck Funds will process any of your future redemptions by depleting your oldest shares first (FIFO). If you elect a cost basis method other than Average Cost, the method you chose will not be utilized until shares held prior to January 1, 2012 are liquidated. Cost basis reporting for non-covered shares will be calculated and reported separately from covered shares. You should carefully review the cost basis information provided by the Fund and make any additional cost basis, holding period, or other adjustments that are required when reporting these amounts on your federal, state, and local income tax returns. For tax advice specific to your situation, please contact your tax advisor and visit the IRS website at IRS.gov. The Van Eck Funds cannot and do not provide any advice, including tax advice.

To obtain Van Eck’s Cost Basis Election Form and to learn more about the cost basis elections offered by the Van Eck Funds, please go to our website at vaneck.com or call Van Eck Account Services at 800-544-4653.

NON-RESIDENT ALIENS

Dividends and short-term capital gains, if any, made to non-resident aliens are subject to the maximum withholding tax (or lower tax treaty rates for certain countries). The IRS considers these dividends U.S. source income. Currently, the Fund is not required to withhold tax from distributions of long-term capital gains or redemption proceeds if non-resident alien status is properly certified.

7. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains distributions are generally declared and paid annually in December. See your tax adviser for details. Short-term capital gains are treated like dividends and follow that schedule. Occasionally, a dividend and/or capital gain distribution may be made outside of the normal schedule.

Dividends and Capital Gains Distribution Schedule
Fund	Dividends and Short-Term Capital Gains	Distribution of Long-Term Capital Gains

Multi-Manager Alternatives Fund	December	December

Dividends and Capital Gains Distributions Reinvestment Plan

Dividends and/or distributions are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 800-544-4653.

Divmove

You can have your cash dividends from a Class A Fund automatically invested in Class A shares of another Van Eck Fund. Cash dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.

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8. MANAGEMENT OF THE FUND

25

IV. SHAREHOLDER INFORMATION (continued)

INFORMATION ABOUT FUND MANAGEMENT

INVESTMENT ADVISER

Van Eck Associates Corporation (the “Adviser”), 335 Madison Avenue, New York, NY 10017, has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. The Adviser performs accounting and administrative services for the Fund.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2011, the Adviser’s assets under management were approximately $33.1 billion.

Fees Paid To The Adviser: Pursuant to the Advisory Agreement, the Fund pays the Adviser a monthly fee at an annual rate of: (i) 1.00% of the Fund’s average daily net assets that are managed by the Adviser, and not by a Sub-Adviser, and that are invested in Underlying Funds; and (ii) 1.60% of the Fund’s average daily net assets with respect to all other assets of the Fund. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.40% for Class A, 3.15% for Class C, 1.95% for Class I, and 2.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2013. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

The Adviser also has agreed to waive fees and/or pay expenses for the Fund to the extent necessary to prevent the operating expenses of the Fund’s Class Y shares from exceeding the operating expenses of the Fund’s Class A shares.

For the Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

Van Eck Funds	As a % of average daily net assets

Van Eck Multi-Manager Alternatives Fund	1.37%

The fee the Fund pays the Adviser is higher than fees typically paid by other mutual funds. This higher fee is attributable in part to the higher expenses and the specialized skills associated with managing alternative investment strategies associated with absolute return target objectives.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and sub-advisory agreements is available in the Fund’s semi-annual and annual report to shareholders for the periods ended June 30, 2011 and December 31, 2011, respectively.

PORTFOLIO MANAGERS AND INVESTMENT TEAM MEMBERS

MULTI-MANAGER ALTERNATIVES FUND

Portfolio Managers
The portfolio managers are responsible for the day-to-day portfolio management of the Fund and oversee all investment research and decisions related to fund portfolio strategy and allocations.

Stephen H. Scott
Co-Portfolio Manager/Investment Team Co-Chair

Stephen H. Scott has been employed at the Adviser since July 2009. As a member of the Fund’s investment team, he is responsible for management, research, due diligence, manager selection and asset allocation for the Fund and for the Van Eck VIP Multi-Manager Alternatives Fund, a series of the Van Eck VIP Trust. Mr. Scott was a founding member and principal of Explorer Alternative Management LLC, a hedge fund manager search and selection firm. He was also a founding member and the general partner of the Pinnacle Fund, a multi-manager investment limited partnership. Subsequent to the acquisition of Pinnacle, he formed Highlander Partners LLC in 1998 and served as the managing general partner of The Highlander Fund and the Highlander Opportunity Fund LP. Mr. Scott entered the securities industry with member firm trading partnerships on the American Stock Exchange. In 1992, he joined Merrill Lynch & Co., as a registered investment adviser. Mr. Scott earned a Bachelor of Science degree in Administration from the University of Florida.

Jan F. van Eck
Co-Portfolio Manager/Investment Team Co-Chair

Jan F. van Eck has been the President of the Adviser since October 2010, Director and Owner of the Adviser since July 1993 (and of its predecessor since January 1985) and Executive Vice President from January 1985 to October 2010; Director since November 1985 and President since October 2010 of Van Eck Securities Corporation; Executive Vice

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President of Van Eck Securities Corporation from June 1991 to October 2010 and additionally Chief Compliance Officer from April 2005 to August 2008; Trustee of Market Vectors ETF Trust since May 2006, President and Chief Executive Officer since March 2009; President and Director of Van Eck Absolute Return Advisers Corporation since May 1997; President and Chief Executive Officer of Van Eck Funds and Van Eck VIP Trust since October 2010. Mr. van Eck has been registered as a principal with the NFA since August 21, 1997. He has created a variety of international and hard assets investment funds and strategies and initiated Van Eck’s ETF business in 2006. He is also Co-Portfolio Manager and Investment Team Co-Chair of the Van Eck VIP Multi-Manager Alternatives Fund, a series of Van Eck VIP Trust. Mr. van Eck has a J.D. from Stanford University and he graduated Phi Beta Kappa from Williams College with a major in Economics.

Investment Team Member

The Fund’s investment team member conducts ongoing investment research and analysis.

Michael F. Mazier
Investment Team Member

Michael F. Mazier has been employed by the Adviser since 2007. Prior to joining the Adviser, Mr. Mazier served as a bond analyst in the Fixed Income Research department of Morgan Stanley. He was also Vice President at Merrill Lynch Global Research Department, where he covered closed-end funds. Mr. Mazier serves as the portfolio manager of various portfolios of the Market Vectors ETF Trust and as an investment team member of the Van Eck VIP Multi-Manager Alternatives Fund, a series of the Van Eck VIP Trust. Mr. Mazier graduated from Syracuse University in 1983 with a Bachelor of Science majoring in Electrical Engineering; graduated from Villanova University in 1986 with a Master of Science in Computer Engineering; and graduated from Columbia Business School in 1990 with a Master of Business Administration.

SUB-ADVISERS

Currently, the Fund has agreements with nine Sub-Advisers.

The Adviser has entered into sub-advisory agreements with respect to the Fund with the following Sub-Advisers, one or more of which may be selected from time to time by the Adviser, to manage a portion of the Fund’s assets.

Acorn Derivatives Management Corp. (“Acorn”), 1266 E. Main Street, 7th Floor, Stamford, Connecticut 06902, is an alternative investment manager registered with the SEC. As of December 31, 2011, assets under management were approximately $577 million.

Coe Capital Management, LLC (“Coe Capital”), 9 Parkway North, Suite 325, Deerfield, Illinois 60015, is an SEC registered investment adviser. As of December 31, 2011, assets under management were approximately $350 million.

Dix Hills Partners, LLC (“Dix Hills”), 50 Jericho Quadrangle, Suite 117, Jericho, New York 11753, is an SEC registered investment adviser and has a variety of interest rate anticipation strategies driven from its proprietary forecasting frameworks. As of December 31, 2011, assets under management were approximately $730 million.

Martingale Asset Management, L.P. (“Martingale”), a limited partnership established in Delaware, located at 222 Berkeley Street, Boston, Massachusetts 02116, is an SEC registered investment adviser. All employees of Martingale are limited partners. As of December 31, 2011, assets under management were approximately $1.6 billion.

Medley Credit Strategies, LLC (“Medley”), 375 Park Avenue, Suite 3304, New York, NY 10152, is an SEC registered investment adviser and subsidiary of Medley Capital Holdings LLC. As of December 31, 2011, assets under management were approximately $46 million.

Millrace Asset Group, Inc. (“Millrace”), 1205 Westlakes Drive, Suite 375, Berwyn, Pennsylvania 19312, is an SEC registered investment adviser. As of December 31, 2011, assets under management were approximately $61.6 million.

PanAgora Asset Management, Inc. (“PanAgora”), 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02110, formed in 1989, is owned by key employees, Nippon Life Insurance Company (Japan), and Great West Life/Putnam Investments. PanAgora is an SEC registered investment adviser. As of December 31, 2011, assets under management were approximately $22.4 billion.

Primary Funds, LLC (“Primary”), 1005 A St., Suite 408, San Rafael, California 94901, is an SEC registered investment adviser. As of December 31, 2011, assets under management were approximately $27.7 million.

Tiburon Capital Management, LLC (“Tiburon”), 527 Madison Avenue, 6th Floor, New York, New York 10022, is an SEC registered investment adviser. As of December 31, 2011, assets under management were approximately $52 million.

The Sub-Advisers will be engaged to manage the investments of the Fund according to the Fund’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board of Trustees. The Adviser

27

IV. SHAREHOLDER INFORMATION (continued)

will pay the Sub-Advisers out of the advisory fee paid to the Adviser pursuant to the Advisory Agreement. The Fund is not responsible for the payment of the Sub-Advisory fee.

Sub-Advisers for the Fund are selected by reviewing a wide range of factors in evaluating each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of performance results with other Sub-Advisers, assets under management and number of clients. The Adviser may, subject to the approval of the Board of Trustees, change Sub-Advisers engaged by the Adviser to conduct the investment programs of the Fund without shareholder approval, pursuant to an exemptive order granted by the SEC.

SUB-ADVISERS’ PORTFOLIO MANAGERS

Acorn

Andrew Greeley, CFA
Chief Investment Officer, Senior Managing Director and Head of Trading, Acorn Derivatives Management Corp.

Andrew Greeley joined Acorn in 1994 and is a senior member of the portfolio management team. Mr. Greeley also oversees trading activities. He is a member of the Market Technicians Association and is a third level Chartered Market Technician candidate. Mr. Greeley is also a member of the Chicago Board Options Exchange advisory roundtable. Mr. Greeley received his MBA in Finance from the New York University Stern School of Business and a BS from New Hampshire College.

William O. Melvin, Jr.
Founder and Senior Managing Director, Acorn Derivatives Management Corp.

William O. Melvin, Jr. founded Acorn in 1989 and is a senior member of the portfolio management team. Mr. Melvin studied civil engineering at Brown University, and after service in the U.S. Army as a missile specialist, studied business and finance at New York University.

Robert J. Groden
Portfolio Manager and Managing Director, Acorn Derivatives Management Corp.

Robert J. Groden joined Acorn in 2007 and is a member of the portfolio management team. Prior to joining Acorn, Mr. Groden was President and founder of Prime Asset Management Corp. where he managed options portfolios for large endowments and corporate retirement plans. Mr. Groden received his MBA in Economics with honors from New York University and an undergraduate degree from Franklin & Marshall College.

Coe Capital

Mark D. Coe, CFA
Managing Member and Portfolio Manager, Coe Capital Management, LLC

Mark D. Coe founded Coe Capital in 1999. Prior to founding Coe Capital, Mr. Coe spent five years as a Senior Vice President and Senior Portfolio Manager at Kent Associates/PaineWebber. In this role, Mr. Coe provided investment advisory and research services to both high net worth individuals and institutional clients. Prior to joining Kent Associates, Mr. Coe worked for seven years as a Research Analyst and Portfolio Manager at Gofen and Glossberg, Inc. Mr. Coe received a Masters in Business Administration in Finance and Economics from the J.L. Kellogg Graduate School of Management at Northwestern University and a Bachelors of Science in Accountancy from the University of Illinois. Mr. Coe holds Chartered Financial Analyst and Chartered Investment Counselor designations.

Dix Hills

Joseph Baggett, CFA
Portfolio Manager and Managing Member, Dix Hills Partners, LLC

Joseph Baggett is a founder, Chief Investment Officer and Portfolio Manager for Dix Hills Partners, LLC and its affiliate management company, Dix Hills Associates, LLC, which he joined in 2003. Mr. Baggett holds a B.A. in Economics from Columbia University (1989 summa cum laude, Phi Beta Kappa). He also attended the University of Chicago Graduate School of Business, completing the first year of a two year M.B.A. program with a 4.0 GPA (He did not complete his second year as he accepted a position at PaineWebber’s Asset Management division during his summer internship).

28

Martingale

William E. Jacques, CFA
Executive Vice President and Chief Investment Officer, Martingale Asset Management, L.P.

William Jacques is a founding Partner, Executive Vice President, Chief Investment Officer and member of the Management Committee of Martingale. He heads the Investment Team, overseeing portfolio management, investment research, valuation model and trading. Mr. Jacques graduated from Lafayette College with a B.A. in both mathematics and economics. He earned his M.B.A. in finance at the Wharton School. He is a CFA charterholder and a member of the New York Society of Security Analysts.

Samuel Nathans, CFA
Senior Vice President and Senior Portfolio Manager, Martingale Asset Management, L.P.

Samuel Nathans joined Martingale in 1999 and is currently a Partner, Senior Vice President, Senior Portfolio Manager, and member of the Management Committee. Mr. Nathans is responsible for managing client portfolios. Mr. Nathans holds a J.D. from Emory University and a B.S. in public policy studies from Duke University. He is a CFA charterholder and a member of the Boston Security Analysts Society.

James M. Eysenbach, CFA
Senior Vice President and Director of Research, Martingale Asset Management, L.P.

James M. Eysenbach joined Martingale in 2004 and is currently a Partner, Senior Vice President, Director of Research and a member of the Management Committee. In addition to daily portfolio management responsibilities, Mr. Eysenbach is involved in research to enhance Martingale’s proprietary equity valuation approach and portfolio construction process. Mr. Eysenbach earned an A.B. in economics from Bowdoin College and an M.B.A. in finance and accounting from the Anderson School at the University of California at Los Angeles. He is a CFA charterholder and a member of the Boston Security Analysts Society.

Medley

Robert Comizio
Partner and Senior Portfolio Manager, Medley Credit Strategies, LLC

Robert Comizio is a Partner and Senior Portfolio Manager of Medley Credit Strategies, LLC, the successor to Viathon Capital, L.P. Prior to joining Medley in 2011, Mr. Comizio was the founder and the Chief Investment Officer of Viathon Capital, L.P. and its predecessor, Viathon Capital Management LLC (“VCM”). Prior to founding VCM in 2006, he was a Managing Director at Marathon Asset Management, LLC based in New York City where he was a Senior Portfolio Manager for the $2.5 billion Special Opportunity Fund. Mr. Comizio graduated from the Wharton School of Business at the University of Pennsylvania in 1989, and earned his M.B.A. from the University of Chicago in 1993.

Dean Crowe
Managing Director and Portfolio Manager, Medley Credit Strategies, LLC

Mr. Crowe is a Managing Director with Medley and a Portfolio Manager for Medley’s Credit Strategies Group. Prior to joining Medley, Mr. Crowe was a Portfolio Manager for UBS O’Connor, the Alternative Investment subsidiary of UBS Asset Management. Prior to UBS, Mr. Crowe served as a Special Situations analyst in the leveraged finance group of RBC-Dominion, and has held positions at Merrill Lynch in New York, where he traded investment grade, high yield and emerging market debt. Mr. Crowe began his career with Salomon Brothers in New York, where he traded corporate debt and first generation credit derivatives. Mr. Crowe received a B.S. in Accounting from the James Madison University.

Joseph Princiotta
Principal and Senior Analyst, Medley Credit Strategies, LLC

Mr. Princiotta is a Principal with Medley and a Senior Analyst for Medley’s Credit Strategies Group. Mr. Princiotta has over 25 years of combined experience as a buy-side, sell-side and rating agency analyst. Before joining Medley, Mr. Princiotta held senior analyst positions at Deutsche Bank and Barclays Capital proprietary trading desks. Additionally, Mr. Princiotta was a sell-side publishing analyst with Deutsche Bank and Bear Stearns, and ranked as a top analyst by Institutional Investor Magazine for six years with a primary focus on basic industries. Mr. Princiotta’s experience also includes working as a Senior Vice President covering chemicals and basic industries for Moody’s Investors Service. Mr. Princiotta has a B.S. in Chemical Engineering from Lafayette College and an M.B.A. in finance and economics from Stern School of Business.

Frank Wang, CFA
Vice President and Research Analyst, Medley Credit Strategies, LLC

Frank Wang joined Medley Credit Strategies, LLC (the successor to Viathon Capital, L.P.) in 2011 and is currently a Research Analyst. Prior to joining Medley, Mr. Wang was the head of operations and a Research Analyst at Viathon. Prior

29

IV. SHAREHOLDER INFORMATION (continued)

to joining Viathon in 2007, he was an Operations Analyst in the Global Trade Support group at Marathon Asset Management, LLC. Mr. Wang graduated from New York University Stern School of Business in 2005 with a B.S. in Business Administration.

Millrace

William L. Kitchel, III
Co-Founder, President and Portfolio Manager/Analyst, Millrace Asset Group, Inc.

William Kitchel, III co-founded Millrace Asset Group, Inc. in late 2001 and has been a portfolio manager at Millrace since 2002. Mr. Kitchel earned a B.A. from University of Virginia and an M.B.A. from Dartmouth’s Amos Tuck School of Business.

Whitney M. Maroney,
Co-Founder, Secretary/Treasurer and Portfolio Manager/Analyst, Millrace Asset Group, Inc.

Whitney M. Maroney co-founded Millrace Asset Group, Inc. in late 2001 and has been a portfolio manager at Millrace since 2002. Mr. Maroney earned a B.A. from Washington College and an M.B.A. from William and Mary School of Business.

PanAgora

Bryan D. Belton, CFA
Director, Multi Asset, PanAgora Asset Management, Inc.

Bryan D. Belton joined PanAgora in 2005 and is currently a Director within the Multi Asset group. Mr. Belton is responsible for the daily management of the firm’s Risk Party, global fixed income, currency, and commodity portfolios. He is also a member of the firm’s Directors Committee. Mr. Belton is a CFA charterholder and has 12 years of investment industry experience. He received an M.S.F. from Northeastern University and an A.B. from Boston College.

Jonathan Beaulieu, CFA
Portfolio Manager, Multi Asset, PanAgora Asset Management, Inc.

Jonathan Beaulieu joined PanAgora in 2010 and is currently a Portfolio Manager within the Multi Asset group. Mr. Beaulieu is responsible for the daily management of the firm’s Risk Parity Portfolios. He also assists with the management of the firm’s domestic and global fixed income portfolios. Prior to joining PanAgora, Mr. Beaulieu was responsible for actively managing and hedging fixed income portfolios at the Federal Home Loan Bank of Boston. Before joining Federal Home Loan Bank of Boston, Mr. Beaulieu was a Quantitative Analyst at MFS Investment Management. Mr. Beaulieu is a CFA charterholder with 15 years of investment industry experience. He received an M.B.A. from Northeastern University and an A.B. from Boston College.

Edward Qian, Ph.D., CFA
Chief Investment Officer and Head of Research, Multi Asset, PanAgora Asset Management, Inc.

Edward Qian joined PanAgora in 2005 and is currently Chief Investment Officer and Head of Research, Multi Asset. His primary responsibilities include investment research and portfolio management in PanAgora’s Multi Asset group. Dr. Qian is also a member of PanAgora’s Investment, Operating and Directors Committees. Prior to joining PanAgora, Dr. Qian was a Portfolio Manager at 2100 Capital. His prior experience includes a role as a Senior Analyst in Putnam Investment’s Global Asset Allocation Group. Dr. Qian has extensive research experience in the areas of asset allocation and quantitative equity investing. His research has been published in several leading financial industry journals. Dr. Qian is a CFA charterholder with 14 years of investment industry experience. He graduated from Florida State University with a Ph.D., from The Chinese Science Academy with an M.S. and from Peking University with a B.S.

Primary

Christopher J. Moshy
Co-Founder and Portfolio Manager, Primary Funds, LLC

Christopher J. Moshy co-founded Primary Funds, LLC in 2002 and currently serves as a Managing Member of Primary, where he is responsible for research, strategy, portfolio construction and risk management. Mr. Moshy has an M.B.A. from Cornell University and a B.A. in Economics from the University of California, San Diego.

Timothy F. Madey
Co-Founder and Portfolio Manager, Primary Funds, LLC

Timothy F. Madey co-founded Primary Funds, LLC in 2002 and currently serves as a Managing Member of Primary, where he is responsible for research, strategy, portfolio construction, and risk management. Mr. Madey earned his MBA from the Johnson Graduate School of Management at Cornell University and his B.A. in history from Loyola College in Maryland.

30

Tiburon

Peter M. Lupoff
Managing Member, Chief Executive Officer and Portfolio Manager, Tiburon Capital Management, LLC

Peter M. Lupoff founded Tiburon in 2009 and is currently the CEO of Tiburon and a portfolio manager of Tiburon’s investment products. Prior to founding Tiburon, he was a portfolio manager and managing director at Millennium Management, LLC from 2008-2009 where he was the sole portfolio manager of a large event-driven allocation. Mr. Lupoff also served as a Senior Portfolio Manager and Managing Director of Robeco Weiss Peck and Greer from 2005-2007, where he managed the approximately $200mm Robeco WPG Distressed/Special Situations Fund. Mr. Lupoff graduated from Hofstra University with a B.A. and from Fordham University with an M.B.A.

Kenneth Staut, CFA
Partner and Senior Analyst, Tiburon Capital Management, LLC

Kenneth Staut joined Tiburon in 2009 and is currently a Partner of and Senior Analyst at Tiburon. Prior to joining Tiburon, Mr. Staut was a senior analyst with Schultze Asset Management from 2007-2009, where he analyzed bankruptcies, restructurings, spinoffs, failed mergers, litigation plays and recapitalizations. Previously, Mr. Staut was a research analyst at The Longchamp Group from 2004-2005, a $1billion family office and fund of funds. Mr. Staut graduated from Dickinson College with a B.S. and from Columbia Business School with an M.B.A. Mr. Staut is a Chartered Financial Analyst.

Charlie Trisiripisal
Partner and Senior Analyst, Tiburon Capital Management, LLC

Charlie Trisiripisal joined Tiburon in 2009 and is currently a Partner of and Senior Analyst at Tiburon. Prior to joining Tiburon, Mr. Trisiripisal was a Vice President with Fortress Investment Group from 2004-2009, where he specialized in distressed debt, special situations (credit), and opportunistic structured lending. He graduated from Cornell University with a B.A.

The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage and their securities ownership in the Fund.

PLAN OF DISTRIBUTION (12b-1 PLAN)

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. Of the amounts expended under the plan for the fiscal year ended December 31, 2011 for all Van Eck Funds, approximately 87% was paid to Brokers and Agents who sold shares or serviced accounts of Fund shareholders. The remaining 13% was retained by the Distributor to pay expenses such as printing and mailing prospectuses and sales material. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class I and Class Y shares do not have 12b-1 fees. For a complete description of the Plan of Distribution, please see “Plan of Distribution (12b-1 PLAN)” in the SAI.

Van Eck Funds Annual 12b-1 Schedule
	Fee to Fund	Payment to Dealer

Multi-Manager Alternatives Fund-A	0.25%	0.25%
Multi-Manager Alternatives Fund-C	1.00%	1.00	%*

*

Class C payment to brokers or agents begins to accrue after the 12th month following the purchase trade date. Each purchase must age that long or there is no payment. Shares purchased due to the automatic reinvestment of dividends and capital gains distributions do not age and begin accruing 12b-1 fees immediately.

THE TRUST

For more information on the Van Eck Funds (the “Trust”), the Trustees and the Officers of the Trust, see “General Information,” “Description of the Trust” and “Trustees and Officers” in the SAI.

EXPENSES

The Fund bears all expenses of its operations other than those incurred by the Adviser or its affiliate under the Advisory and/or Administrative Agreement with the Trust. For a more complete description of Fund expenses, please see the SAI.

THE DISTRIBUTOR

Van Eck Securities Corporation, 335 Madison Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust.

31

IV. SHAREHOLDER INFORMATION (continued)

The Distributor generally sells and markets shares of the Fund through intermediaries, such as broker-dealers. The intermediaries selling the Fund’s shares are compensated from sales charges and from 12b-1 fees and/or shareholder services fees paid directly and indirectly by the Fund.

In addition, the Distributor may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor may receive when it makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.

The fees paid by the Distributor to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the fund attributable to a particular intermediary on an annual basis.

The Distributor may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolio. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of any Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

32

V. FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance since the commencement of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request. There is no financial information for Class C because the class incepted on April 30, 2012.

MULTI-MANAGER ALTERNATIVES FUND

For a share outstanding throughout each period:

	Class A
	Year Ended December 31,
	2011	2010	2009(a)
Net asset value, beginning of period	$9.30	$9.00	$8.88

Income from investment operations:
Net investment loss	(0.17)	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.06)	0.51	0.16

Total from investment operations	(0.23)	0.42	0.12

Less distributions from:
Net investment income	(0.05)	(0.03)	—
Net realized gains	(0.05)	(0.09)	—

Total distributions	(0.10)	(0.12)	—

Net asset value, end of period	$8.97	$9.30	$9.00

Total return (b)	(2.38)%	4.67%	1.35	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$41,271	$38,278	$14,907
Ratio of gross expenses to average net assets (c)	2.52%	2.59%	3.03	%(d)
Ratio of net expenses to average net assets (c)	2.52%	2.59%	2.56	%(d)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (c)	2.24%	2.28%	2.40	%(d)
Ratio of net investment loss to average net assets (c)	(1.94)%	(1.33)%	(1.13	)%(d)
Portfolio turnover rate	249%	275%	75	%(e)

	Class I
	Year Ended December 31,
	2011	2010	2009(a)
Net asset value, beginning of period	$9.33	$9.01	$8.88

Income from investment operations:
Net investment loss	(0.10)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.09)	0.49	0.18

Total from investment operations	(0.19)	0.44	0.13

Less distributions from:
Net investment income	(0.05)	(0.03)	—
Net realized gains	(0.05)	(0.09)	—

Total distributions	(0.10)	(0.12)	—

Net asset value, end of period	$9.04	$9.33	$9.01

Total return (b)	(1.95)%	4.89%	1.46	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$10,648	$6,651	$2,536
Ratio of gross expenses to average net assets (c)	2.25%	2.35%	2.94	%(d)
Ratio of net expenses to average net assets (c)	2.23%	2.31%	2.30	%(d)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (c)	1.95%	2.00%	2.15	%(d)
Ratio of net investment income (loss) to average net assets (c)	(1.18)%	(1.05)%	0.89	%(d)
Portfolio turnover rate	249%	275%	75	%(e)

(a)	For the period June 5, 2009 (commencement of operations) through December 31, 2009.

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/ distributions or the redemption of Fund shares.

(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.

(d)	Annualized

(e)	Not annualized

33

	Class Y
	Year Ended December 31,
	2011	2010(a)
Net asset value, beginning of period	$ 9.32	$9.12

Income from investment operations:
Net investment loss	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.14)	0.35

Total from investment operations	(0.20)	0.32

Less distributions from:
Net investment income	(0.05)	(0.03)
Net realized gains	(0.05)	(0.09)

Total distributions	(0.10)	(0.12)

Net asset value, end of period	$ 9.02	$9.32

Total return (b)	(2.06)%	3.51	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$6,232	$385
Ratio of gross expenses to average net assets (c)	2.35%	2.28	%(d)
Ratio of net expenses to average net assets (c)	2.28%	2.27	%(d)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (c)	2.00%	1.95	%(d)
Ratio of net investment loss to average net assets (c)	(1.81)%	(1.48	)%(d)
Portfolio turnover rate	249%	275	%(e)

(a)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/ distributions or the redemption of Fund shares.

(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.

(d)	Annualized

(e)	Not annualized

34

For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this Prospectus.

Additional information about the investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

■

Call Van Eck at 800.826.1115, or visit the Van Eck Web site at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, or other information about the Fund.

■

Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

■

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Transfer Agent:
DST Systems, Inc.
P.O. Box 218407
Kansas City, Missouri 64121-8407

800.544.4653
vaneck.com

SEC REGISTRATION NUMBER: 811-04297	MMAPRO

PROSPECTUS

MAY  1,  2012

Van Eck Funds

CM Commodity Index Fund

Class A: CMCAX / Class I: COMIX / Class Y: CMCYX

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

CM COMMODITY INDEX FUND (CLASS A, I, Y)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The CM Commodity Index Fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for Class A sales charge discounts if you and your family (includes spouse and children under age 21) invest, or agree to invest in the future, at least $25,000, in the aggregate, in Classes A and C of the Van Eck Funds. More information about these and other discounts is available from your financial professional and in the “Shareholder Information” section of the Fund’s prospectus and in the “Availability of Discounts” and “Breakpoint Linkage Rules for Discounts” sections of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class I	Class Y

Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0.00%	0.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the net asset value or purchase price)	0.00%[1]	0.00%	0.00%

[1]

A contingent deferred sales charge for Class A shares of 1.00% for one year applies to redemptions of qualified commissionable shares purchased after April 30, 2012 at or above the $1 million breakpoint level.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I	Class Y

Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses	0.66%	0.96%	0.81%
Total Annual Fund Operating Expenses	1.66%	1.71%	1.56%
Fees/Expenses Waived or Reimbursed[1]	(0.71)%	(1.06)%	(0.86)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%	0.65%	0.70%

[1]

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% for Class A, 0.65% for Class I, and 0.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2013. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Class A	Sold or Held	$666	$1,003	$1,362	$2,371
Class I	Sold or Held	$66	$435	$829	$1,931
Class Y	Sold or Held	$72	$408	$768	$1,783

1

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in instruments that derive their value from the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index (the “CMCI”), as described below, and in bonds, debt securities and other fixed income instruments (“Fixed Income Instruments”) issued by various U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity futures contracts and options on futures contracts that provide economic exposure to the investment returns of the commodities markets, as represented by the CMCI and its constituents. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. A commodity-linked derivative is a derivative instrument whose value is linked to the movement of a commodity, commodity index, commodity option or futures contract. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

The CMCI is a rules-based, composite benchmark index diversified across 28 commodity components from the following five sectors: energy, precious metals, industrial metals, agriculture and livestock. The CMCI is comprised of futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity. The overall return of the CMCI reflects a combination of (i) the returns on the futures contracts comprising the CMCI; and (ii) the daily fixed-income return that would be earned on a hypothetical portfolio of 91-day U.S. Treasury bills theoretically deposited as margin for the hypothetical positions in the futures contracts comprising the CMCI. The selection and relative weightings of the components of the CMCI are designed to reflect the economic significance and market liquidity of each commodity, as determined based on global economic data, consumption data, commodity futures prices, open interest and volume data. The maturity of each commodity component in the CMCI remains fixed at a predefined time interval at all times by means of a continuous rolling process, in which a weighted percentage of shorter dated contracts for each commodity are swapped for longer dated contracts on a daily basis. The CMCI is rebalanced monthly back to the target weightings of the commodity components of the CMCI and the target weightings of all commodity components are revised twice per year. A more detailed description of the CMCI is contained in Appendix A to the prospectus.

The Fund will seek to track the returns of the CMCI by entering into swap contracts and commodity index-linked notes with one or more counterparties, which contracts and notes will rise and fall in value in response to changes in the value of the CMCI. As of the date of this prospectus, UBS was the only available counterparty with which the Fund may enter into such swap contracts on the CMCI. The Fund may enter into such contracts and notes directly or indirectly through a wholly-owned subsidiary of the Fund (the “Subsidiary”). Commodity index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices (such as the CMCI). These commodity index-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The Fund may also seek to gain exposure to the individual commodity components of the CMCI by investing in futures contracts that comprise the CMCI, either directly or indirectly through the Subsidiary.

For tax reasons, it may be advantageous for the Fund to create and maintain its exposure to the commodity markets, in whole or in part, by investing in the Subsidiary. The Subsidiary is managed by the Adviser for the exclusive benefit of the Fund. As discussed in greater detail elsewhere in this prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments including futures. The Fund may invest up to 25% of its assets in the Subsidiary.

The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to commodity indices, such as the CMCI, and instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may over- weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations may be the result of temporary market fluctuations, and under normal circumstances, the Fund will seek to maintain notional exposure to one or more commodity indices within 5% (plus or

2

minus) of the value of the Fund’s net assets. To the extent the CMCI is concentrated in a particular industry (or one or more commodities that comprise an industry) the Fund will necessarily be concentrated in that industry.

Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The average duration of the portfolio of Fixed Income Instruments will vary based on interest rates and, under normal market conditions, is not expected to exceed five years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The Fund will invest primarily in securities of the U.S. Government and its agencies and investment grade bonds of private issuers rated Baa or higher or, if unrated, determined by the Adviser to be of comparable quality. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls, repurchase agreements or reverse repurchase agreements). The Fund may also invest, without limitation, in money market funds.

The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC, under which the Adviser is permitted, subject to supervision and approval of the Board of Trustees, to enter into and materially amend sub-advisory agreements without seeking shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new sub-adviser within 90 days of the hiring of the new sub-adviser. Currently, the Adviser has not hired a sub-adviser to assist with the portfolio management of the Fund.

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

Commodities and Commodity-Linked Derivatives. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, natural disasters and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Counterparty. A loss may be sustained as a result of the failure of another party to a contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with a contract’s terms. The Fund also bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In addition, the Fund may enter into swap agreements with a limited number of counterparties, and as of the date of this prospectus, UBS was the only available counterparty with which the Fund may enter into such swap contracts on the CMCI. The Fund may invest in commodity- linked structured notes issued by a limited number of issuers that will act as counterparties. The Fund’s use of one or a limited number of counterparties and its investments in commodity-linked structured notes issued by only a limited number of issuers increases the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Debt Securities. Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

Derivatives. The use of swap agreements, options, futures contracts and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, commodity, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions and over the counter instruments may be illiquid.

3

Industry Concentration. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting a particular industry.

Market. Market risk refers to the risk that the market prices of securities, commodities and related instruments that the Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities and commodities tend to have greater price volatility than debt securities.

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

Regulatory. Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund or the Subsidiary. For example, the U.S. Commodity Futures Trading Commission (“CFTC”) recently adopted amendments to existing regulations that, upon effectiveness, may subject activities of the Fund or the Subsidiary involving investments in futures contracts and similar instruments to regulation by the CFTC, including a variety of registration, disclosure and operational obligations.

Repurchase and Reverse Repurchase Agreements. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. A reverse repurchase agreement involves the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

Subsidiary. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

Tracking Error. The Fund’s return may not match the return of the CMCI due to, among other factors, the Fund incurring operating expenses, and not being fully invested at all times as a result of cash inflows and cash reserves to meet redemptions.

PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the UBS Bloomberg Constant Maturity Commodity Total Return Index (“CMCI”) is a rules-based, composite benchmark index diversified across 28 commodity components from within five sectors, specifically energy, precious metals, industrial metals, agriculture and livestock. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the Van Eck website at vaneck.com.

Class A: Annual Total Returns (%) as of 12/31

Best Quarter:	6.98%	1Q ’11
Worst Quarter:	-12.11%	3Q ’11

4

Average Annual Total Returns as of 12/31/11	1 Year	Life of Class

Class A Shares (12/31/10)
Before Taxes	-13.38%	-13.38%
After Taxes on Distributions[1]	-13.38%	-13.38%
After Taxes on Distributions and Sale of Fund Shares[1]	-8.69%	-8.69%
Class I Shares (12/31/10)
Before Taxes	-7.77%	-7.77%
Class Y Shares (12/31/10)
Before Taxes	-7.88%	-7.88%
UBS Bloomberg Constant Maturity Commodity Total Return Index (reflects no deduction for fees, expenses or taxes)	-6.90%	-6.90%

[1]

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after tax-returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or Investment Retirement Account.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation

Portfolio Manager.
Michael Mazier, Portfolio Manager, 2007

PURCHASE AND SALE OF FUND SHARES

In general, shares of the Fund may be purchased or redeemed on any business day, primarily through financial representatives such as brokers or advisers, or directly by eligible investors through the Fund’s transfer agent. Purchase minimums for Classes A and Y shares are $1000 for an initial purchase and $100 for a subsequent purchase, with no purchase minimums for any purchase through a retirement or pension plan account, for any “wrap fee” account and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators, and for any account using the Automatic Investment Plan, or for any other periodic purchase program. Purchase minimums for Class I shares are $1 million for an initial purchase and no minimum for a subsequent purchase; the initial minimum may be reduced or waived at the Fund’s discretion.

TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account that will be taxed at a later date, such as a 401(k) plan or an individual retirement account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

5

II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION

This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.

1. INVESTMENT OBJECTIVE

The CM Commodity Index Fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index.

The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with 60 days’ prior written notice before its investment objective can be changed (to the extent practicable).

2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

COMMODITIES AND COMMODITY-LINKED DERIVATIVES

Definition

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note.

Risk

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, natural disasters and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

Commodity-Linked “Structured” Securities. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index of investment.

Structured Notes. Structured notes expose the Fund economically to movements in commodity prices. The performance of a structured note is determined by the price movement of the commodity underlying the note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

6

COUNTERPARTY

Definition	A counterparty is the other party that participates in a transaction, e.g. the other party to a contract.
Risk

The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, commodities or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments include, but are not limited to total return, index, interest rate, and credit default swap agreements, and structured notes. The Fund will use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement involving a counterparty unless the Adviser believes that the other party to the transaction is creditworthy. A loss may be sustained as a result of the failure of a counterparty to make required payments or otherwise comply with a contract’s terms.

The use of swap agreements and structured notes involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may enter into swap agreements with a limited number of counterparties, and as of the date of this prospectus, UBS was the only available counterparty with which the Fund may enter into such swap agreements on the CMCI. The Fund may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties. The Fund’s use of one or a limited number of counterparties and its investments in commodity-linked structured notes issued by only a limited number of issuers increases the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

DEBT SECURITIES

Definition

Debt securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the a “secondary market”—that is, they are traded by people other than their original issuers.

Risk

Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Various factors could affect the issuer’s ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates rise, the value of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares.

7

II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

DERIVATIVES

Definition

The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.

Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, commodity, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over the counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate.

Futures Contracts. Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Options. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

The risks associated with the Fund’s use of futures and options contracts include:
	•	The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.
	•	There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.
•

Due to market conditions, there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

	•	Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.
•

Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

8

INDUSTRY CONCENTRATION

Definition	To the extent the CMCI is concentrated in a particular industry the Fund will necessarily be concentrated in that industry.
Risk

The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting a particular industry.

MARKET

Definition	An investment in the Fund involves “market risk”—the risk that the prices of securities, commodities and related instruments will rise or fall.
Risk

Market risk refers to the risk that the market prices of securities, commodities and related instruments that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest or currency rates or a change in investor sentiment. In general, equity securities and commodities tend to have greater price volatility than debt securities.

NON-DIVERSIFICATION

Definition

A non-diversified fund may invest a larger portion of its assets in a single issuer. A “diversified” fund is required by the Investment Company Act of 1940, as amended (the “1940 Act”), generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.

Risk

A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

REGULATORY

Definition	The Fund and the Subsidiary are subject to the laws and regulated by the governments of the United States and/or the Cayman Islands, respectively.
Risk

Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund or the Subsidiary. For example, the CFTC recently adopted amendments to existing regulations that, upon effectiveness, may subject activities of the Fund or the Subsidiary involving investments in futures contracts and similar instruments to regulation by the CFTC, including a variety of registration, disclosure and operational obligations. It is expected that additional regulations will be adopted by the CFTC in the future. The likely impact of such existing and future regulations on the Fund or the Subsidiary is unclear as of the date of this prospectus.

9

II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

Investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from certain of the commodity-linked derivatives in which the Fund invests may not be treated as “qualifying income” for purposes of the 90% income requirement. The Fund has received private letter rulings from the Internal Revenue Service (“IRS”) confirming that income from the Fund’s investment in the Subsidiary and income derived from certain commodity-linked notes will constitute “qualifying income” for purposes of Subchapter M. However, the IRS has announced an internal review of its position with respect to the tax treatment of a regulated investment company subsidiary that invests in commodities or commodity-related investments, and a moratorium on the issuance of new private letter rulings with respect to them. Although the Fund’s private letter rulings remain in effect, it is possible that a change in the IRS’s position with respect to the Subsidiary could cause the IRS to withdraw those private letter rulings and limit the Fund’s ability to pursue its investment objective as described.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Definition

In a repurchase agreement, the Fund acquires a security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. In a reverse repurchase agreement, the Fund sells a security subject to the obligation of a buyer to resell and the Fund to repurchase such security at a fixed time and price The Fund enters into these agreements generally with member banks of the Federal Reserve System or certain non-bank dealers; these counterparties collateralize the transaction.

Risk

A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. A reverse repurchase agreement involves the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

SUBSIDIARY

Definition

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus.

Risk

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could eliminate or severely limit the Fund’s ability to invest in the Subsidiary which may adversely affect the Fund and its shareholders.

TRACKING ERROR

Definition	The Fund’s investment objective is to seek to track, before fees and expenses, the performance of the CMCI.
Risks

The Fund’s return may not match the return of the CMCI due to, among other factors, the Fund incurring operating expenses, and not being fully invested at all times as a result of cash inflows and cash reserves to meet redemptions.

10

3. ADDITIONAL INVESTMENT STRATEGIES

INVESTING DEFENSIVELY

Strategy

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit the Fund may receive from a market increase.

SECURITIES LENDING

Strategy

The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.

The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.

4. OTHER INFORMATION AND POLICIES

OVERVIEW OF THE CMCI

The CMCI represents a basket of commodity futures contracts with 28 components, representing 24 underlying commodities (as of February 1, 2012). Exposure to each component is allocated across a range of maturities ranging from three months to three years. In contrast, traditional commodity indices typically invest in front-month futures contracts with shorter tenors (time to maturity).

The CMCI also employs a “constant maturity” approach by relying on a continuous roll methodology in which the CMCI invests in and out of future contracts on a daily basis. This methodology differs from traditional commodity indices, which usually are pre-defined to roll on a monthly or bi-monthly basis. The CMCI represents commodities in five primary sectors including Energy, Agriculture, Industrial Metals, Precious Metals and Livestock. The relevant exchanges on which the underlying commodities trade include the New York Mercantile Exchange (including the COMEX division), Chicago Board of Trade, London Metal Exchange, New York Board of Trade, Chicago Mercantile Exchange, Kansas City Board of Trade, ICE Futures and Euronext.Liffe.

The overall return of the CMCI is generated by two components: (i) uncollateralized returns from holding and rolling of futures contracts comprising the CMCI and (ii) a daily fixed-income return, which reflects the interest earned on a hypothetical 91-day Treasury Bill portfolio theoretically deposited as margin for hypothetical positions in the futures contracts comprising the CMCI.

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Fund’s and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Funds’ portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at vaneck.com. This information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

PORTFOLIO INVESTMENTS

The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

11

III. SHAREHOLDER INFORMATION

1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES

The Fund offers Class A, Class I and Class Y shares. Information related to how to buy, sell, exchange and transfer shares is discussed below. See the “Minimum Purchase” section for information related to initial and subsequent minimum investment amounts. The minimum investment amounts vary by share class.

Through a Financial Intermediary

Primarily, accounts are opened through a financial intermediary (broker, bank, adviser or agent). Please contact your representative for details.

Through the Transfer Agent, DST Systems, Inc. (DST)

You may buy (purchase), sell (redeem), exchange, or transfer ownership of Class A and Class I shares directly through DST by mail or telephone, as stated below. For Class Y shares, shareholders must open accounts and transact business through a financial intermediary.

The Fund’s mailing address at DST is:

Van Eck Global
P.O. Box 218407
Kansas City, MO 64121-8407

For overnight delivery:

Van Eck Global
210 W. 10th St., 8th Fl.
Kansas City, MO 64105-1802

Non-resident aliens cannot make a direct investment to establish a new account in the Fund, but may invest through their broker or agent and certain foreign financial institutions that have agreements with Van Eck.

To telephone the Fund at DST, call Van Eck’s Account Assistance at 800-544-4653.

Purchase by Mail

To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, travelers checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. dollars. There are separate applications for Van Eck retirement accounts (see “Retirement Plans” for details). For further details, see the application or call Account Assistance.

Telephone Redemption—Proceeds by Check 800-345-8506

If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.

Expedited Redemption—Proceeds by Wire 800-345-8506

If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. The Fund reserves the right to waive the minimum amount. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.

Written Redemption

Your written redemption (sale) request must include:

■	Fund and account number.

■	Number of shares or dollar amount to be redeemed, or a request to sell “all shares.”

■

Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

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■	Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

■	The redemption is for $50,000 or more.

■	The redemption amount is wired.

■	The redemption amount is paid to someone other than the registered owner.

■	The redemption amount is sent to an address other than the address of record.

■	The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

Telephone Exchange 800-345-8506

If your account has the optional Telephone Exchange Privilege, you can exchange between Funds of the same Class without any additional sales charge. (Shares originally purchased into the Van Eck Money Fund (the “Money Fund”), which paid no sales charge, may pay an initial sales charge the first time they are exchanged into another Class A fund. All accounts are eligible except for omnibus accounts or those registered in street name and certain custodial retirement accounts held by a financial institution other than Van Eck. For further details regarding exchanges, please see the application, “Limits and Restrictions” and “Unauthorized Telephone Requests” below, or call Account Assistance.

Written Exchange

Written requests for exchange must include:

■	The fund and account number to be exchanged out of.

■	The fund to be exchanged into.

■	Directions to exchange “all shares” or a specific number of shares or dollar amount.

■

Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in “Telephone Exchange.”

Certificates

Certificates are not issued for new or existing shares.

Transfer of Ownership

Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

Redemption in Kind

The Fund reserves the right to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, the Fund may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

LIMITS AND RESTRICTIONS

Frequent Trading Policy

The Board of Trustees has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase the Fund’s expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an account from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that a shareholder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by its shareholders.

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately

13

III. SHAREHOLDER INFORMATION (continued)

reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.

The Fund uses a variety of techniques to monitor and detect abusive trading practices, such as monitoring purchases, redemptions and exchanges that meet certain criteria established by the Fund, and making inquiries with respect to such trades. If a transaction is rejected or an account restricted due to suspected market timing, the investor or his or her financial adviser will be notified.

With respect to trades that occur through omnibus accounts at intermediaries, such as broker-dealers and third party administrators, the Fund requires all such intermediaries to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request customer trading activity in the omnibus accounts based on certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some investors may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities.

For further details, contact Account Assistance.

Unauthorized Telephone Requests

Like most financial organizations, Van Eck, the Fund and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller’s identity and authority to act on the account are not followed.

If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. Van Eck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.

AUTOMATIC SERVICES

Automatic Investment Plan

You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.

Automatic Exchange Plan

You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Fund. For further details and to request an Application, contact Account Assistance.

Automatic Withdrawal Plan

You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at the current offering price to establish the Plan. For further details and to request an Application, contact Account Assistance.

MINIMUM PURCHASE

Each class can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services.

For Class A and Class Y shares, an initial purchase of $1,000 and subsequent purchases of $100 or more are required for non-retirement accounts. There are no purchase minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program. Minimums may be waived for initial and subsequent purchases through “wrap fee” and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators.

For Class I shares, an initial purchase by an eligible investor of $1 million is required. The minimum initial investment requirement may be waived or aggregated among investors, in the Adviser’s discretion, for investors in certain fee-based, wrap or other no-load investment programs, and for an eligible Employer-Sponsored Retirement Plan with plan assets of $3 million or more, sponsored by financial intermediaries that have entered into a Class I agreement with Van Eck, as well as for other categories of investors. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored

14

pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs. In addition, members of the Boards of Trustees of Van Eck Funds and Van Eck VIP Trust and each officer, director and employee of Van Eck may purchase Class I shares without being subject to the $1 million minimum initial investment requirement. There are no minimum investment requirements for subsequent purchases to existing accounts. To be eligible to purchase Class I shares, you must also qualify as specified in “How to Choose a Class of Shares.”

ACCOUNT VALUE AND REDEMPTION

If the value of your account falls below $1,000 for Class A and Class Y shares and below $500,000 for Class I shares after the initial purchase, the Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.

HOW FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus any applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE. The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security’s value, the Fund will use the security’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures, which have been approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price is “stale” (e.g., because its price doesn’t change in five consecutive business days), (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV.

Certain of the Fund’s portfolio securities are valued by an outside pricing service approved by the Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depository receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

15

III. SHAREHOLDER INFORMATION (continued)

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

2. HOW TO CHOOSE A CLASS OF SHARES

The Fund offers three classes of shares with different sales charges and 12b-1 fee schedules, designed to provide you with different purchase options according to your investment needs. Class A shares are offered to the general public. Shares of the Money Fund are not available for exchange with Class I or Class Y shares. Class I shares are offered to eligible investors primarily through certain financial intermediaries that have entered into a Class I Agreement with Van Eck. The Fund reserves the right to accept direct investments by eligible investors. Class Y shares are offered only to investors through “wrap fee” and similar programs offered without a sales charge by certain financial intermediaries and third-party recordkeepers and/or administrators that have entered into a Class Y agreement with Van Eck.

■

CLASS A Shares are offered at net asset value plus an initial sales charge at time of purchase of up to 5.75% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more. For further information regarding sales charges, breakpoints and other discounts, please see below. The 12b-1 fee is 0.25% annually.

■

CLASS I Shares are offered with no sales charges on purchases, no contingent deferred redemption charge (“CDRC”), and no 12b-1 fee. To be eligible to purchase Class I (Institutional) shares, you must be an eligible investor that is making or has made a minimum initial investment of at least $1 million (which may be reduced or waived under certain circumstances) in Class I shares of the Fund. Eligible investors in Class I shares include corporations, foundations, family offices and other institutional organizations; high net worth individuals; or a bank, trust company or similar institution investing for its own account or for the account of a client when such institution has entered into a Class I agreement with Van Eck and makes Class I shares available to the client’s program or plan.

■

CLASS Y Shares are offered with no sales charges on purchases, no CDRC, and no 12b-1 fee. To be eligible to purchase Class Y shares, you must be an eligible investor in a “wrap-fee” or other fee-based program, including an Employer-Sponsored Retirement Plan, offered through a financial intermediary that has entered into a Class Y Agreement with Van Eck, and makes Class Y shares available to that program or plan. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs.

Financial intermediaries may offer their clients more than one class of shares of the Fund. Shareholders who own shares of one class of a Fund and who are eligible to invest in another class of the same Fund may be eligible to convert their shares from one class to the other. For additional information, please contact your financial intermediary or see “Class Conversions” in the SAI. Investors should consider carefully the Fund’s share class expenses and applicable sales charges and fees plus any separate transaction and other fees charged by such intermediaries in connection with investing in each available share class before selecting a share class. It is the responsibility of the financial intermediary and the investor to choose the proper share class and notify DST or Van Eck of that share class at the time of each purchase. More information regarding share class eligibility is available in the “How to Buy, Sell, Exchange, or Transfer Shares” section of the prospectus and in “Purchase of Shares” in the SAI.

3. SALES CHARGES

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the Net Asset Value (NAV) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic investment of income dividends or capital gains distribution. It is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount. Class I and Class Y do not have an initial sales charge; however, Class A does charge a contingent deferred sales charge as set forth below.

16

Class A Shares Sales Charges
Dollar Amount of Purchase	Sales Charge as a Percentage of		Percentage to Brokers or Agents[1]
	Offering Price	Net Amount Invested

Less than $25,000	5.75%	6.10%	5.00%
$25,000 to less than $50,000	5.00%	5.30%	4.25%
$50,000 to less than $100,000	4.50%	4.70%	3.90%
$100,000 to less than $250,000	3.00%	3.10%	2.60%
$250,000 to less than $500,000	2.50%	2.60%	2.20%
$500,000 to less than $1,000,000	2.00%	2.00%	1.75%
$1,000,000 and over	None[2]

(1)	Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.

(2)

The Distributor may pay a Finder’s Fee of 1.00% to eligible brokers and agents on qualified commissionable shares purchased after April 30, 2012 at or above the $1 million breakpoint level. Such shares may be subject to a 1.00% contingent deferred sales charge if redeemed within one year from the date of purchase. For additional information, see “Contingent Deferred Sales Charge for Class A Shares” below or contact the Distributor or your financial intermediary.

CONTINGENT DEFERRED SALES CHARGE FOR CLASS A SHARES

Class A shares purchased after April 30, 2012 at or above the $1 million breakpoint in accordance with the sales load schedule identified above (referred to as “commissionable” shares) that are redeemed within one year of purchase will be subject to a contingent deferred sales charge (“CDSC”) in the amount of 1.00% of the lesser of the current value of the shares redeemed or the original purchase price of such shares. The CDSC will be paid to the Distributor as reimbursement for any Finder’s Fee previously paid by the Distributor to an eligible broker or agent at the time the commissionable shares were purchased and may be waived by the Distributor if the original purchase did not result in the payment of a Finder’s Fee. For purposes of calculating the CDSC, shares will be redeemed in the following order: (1) first shares that are not subject to the CDSC (e.g., dividend reinvestment shares and other non-commissionable shares) and (2) then other shares on a first in, first out basis. A CDSC will not be charged in connection with an exchange of Class A shares into Class A shares (including the Money Fund) of another Van Eck Fund; however, the shares received upon an exchange will be subject to the CDSC if they are subsequently redeemed within one year of the date of the original purchase (subject to the same terms and conditions described above). For further details regarding eligibility for the $1 million breakpoint, please see Section 3. “Sales Charges,” “Reduced or Waived Sales Charges” below.

REDUCED OR WAIVED SALES CHARGES

You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or Van Eck at the time of each purchase or redemption whenever a reduced or waived sales charge is applicable. The term “purchase” refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. For further details, see the SAI. The value of shares owned by an individual in Class A and Class C of each of the Van Eck Funds may be combined for a reduced sales charge in Class A shares only. (The Money Fund cannot be combined for a reduced sales charge in Class A shares.)

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it will be necessary at the time of purchase for you to inform your broker or agent (or DST or Van Eck), of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums.

The Fund makes available information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, on their website at vaneck.com, free of charge.

FOR CLASS A SHARES

Right of Accumulation

When you buy shares, the amount you purchase will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level for which you qualify.

Combined Purchases

The combined amounts of your multiple purchases in the Fund on a single day determines the sales charge level for which you qualify.

17

III. SHAREHOLDER INFORMATION (continued)

Letter of Intent

If you plan to make purchases in the Fund within a 13 month period that total an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. For escrow provisions and details, see the Application and the SAI.

Persons Affiliated with Van Eck

Trustees, officers, and full-time employees (and their families) of the Fund, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with Van Eck, and other affiliates and agents, may buy without a sales charge.

Load-waived Programs Through Financial Intermediaries

Financial intermediaries that meet certain requirements and: (i) are compensated by their clients on a fee-only basis, including but not limited to Investment Advisors, Financial Planners, and Bank Trust Departments; or (ii) have entered into an agreement with Van Eck to offer Class A shares through a no-load network or platform, may buy without a sales charge on behalf of their clients.

Foreign Financial Institutions

Certain foreign financial institutions that have international selling agreements with Van Eck may buy shares with a reduced or waived sales charge for their omnibus accounts on behalf of foreign investors. Shareholders who purchase shares through a foreign financial institution at a fixed breakpoint may pay a greater or lesser sales charge than if they purchased directly through a U.S. dealer.

Institutional Retirement Programs

Certain financial institutions and third-party recordkeepers and/or administrators who have agreements with Van Eck may buy shares without a sales charge for their accounts on behalf of investors in retirement plans and deferred compensation plans other than IRAs.

Buy-back Privilege

You have the right, once a year, to reinvest proceeds of a redemption from Class A shares of the Fund into that Fund or Class A shares of another Fund within 30 days without a sales charge (excluding the Money Fund). If you invest into the same Fund within 30 days before or after you redeem your shares at a loss, the “wash sale” rules apply to disallow for tax purposes a loss realized upon redemption.

FOR CLASS I AND CLASS Y SHARES

No initial sales charge, or CDRC fee is imposed on Class I or Class Y shares. Class I and Class Y are no-load share classes.

4. HOUSEHOLDING OF REPORTS AND PROSPECTUSES

If more than one member of your household is a shareholder of any of the funds in the Van Eck Family of Funds, regulations allow us to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the system, known as “householding,” only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. You may benefit from this system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 800-544-4653.

5. RETIREMENT PLANS

Fund shares may be invested in tax-advantaged retirement plans sponsored by Van Eck or other financial organizations. Retirement plans sponsored by Van Eck use State Street Bank and Trust Company as custodian and must receive investments directly by check or wire using the appropriate Van Eck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on Van Eck retirement plans, contact your broker or agent or Account Assistance.

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Retirement Plans Sponsored by Van Eck:

Traditional IRA

Roth IRA

SEP IRA

Qualified (Pension and Profit Sharing) Plans

6. FEDERAL INCOME TAXES

TAXATION OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS YOU RECEIVE

For tax-reportable accounts, dividends and capital gains distributions are normally taxable even if they are reinvested. Certain dividends may be treated as qualified dividend income, taxable at long-term capital gain rates. Other dividends and short-term capital gains are taxed as ordinary income. Long-term capital gains are taxed at long-term capital gain rates. Tax laws and regulations are subject to change.

TAXATION OF SHARES YOU SELL

For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested dividends and capital gains distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. An exchange of shares from one Fund to another will be treated as a sale and purchase of Fund shares. It is therefore a taxable event.

COST BASIS REPORTING

As required by law, for shares purchased on and after January 1, 2012 in accounts eligible for 1099-B tax reporting by Van Eck Funds for which tax basis information is available (“covered shares”), the Van Eck Funds will provide cost basis information to you and the Internal Revenue Service (“IRS”) for shares using the IRS Tax Form 1099-B. Generally, cost basis is the dollar amount paid to purchase shares, including purchases of shares made by reinvestment of dividends and capital gains distributions, adjusted for various items, such as sales charges and transaction fees, wash sales, and returns of capital.

The cost basis of your shares will be calculated using the Fund’s default cost basis method of Average Cost, and the Fund will deplete your oldest shares first, unless you instruct the Fund to use a different cost basis method. You may elect the cost basis method that best fits your specific tax situation using Van Eck’s Cost Basis Election Form. It is important that any such election be received in writing from you by the Van Eck Funds before you redeem any covered shares since the cost basis in effect at the time of redemption, as required by law, will be reported to you and the IRS. Particularly, any election or revocation of the Average Cost method must be received in writing by the Van Eck Funds before you redeem covered shares. The Van Eck Funds will process any of your future redemptions by depleting your oldest shares first (FIFO). If you elect a cost basis method other than Average Cost, the method you chose will not be utilized until shares held prior to January 1, 2012 are liquidated. Cost basis reporting for non-covered shares will be calculated and reported separately from covered shares. You should carefully review the cost basis information provided by the Fund and make any additional cost basis, holding period, or other adjustments that are required when reporting these amounts on your federal, state, and local income tax returns. For tax advice specific to your situation, please contact your tax advisor and visit the IRS website at IRS.gov. The Van Eck Funds cannot and do not provide any advice, including tax advice.

To obtain Van Eck’s Cost Basis Election Form and to learn more about the cost basis elections offered by the Van Eck Funds, please go to our website at vaneck.com or call Van Eck Account Services at 800-544-4653.

NON-RESIDENT ALIENS

Dividends and short-term capital gains, if any, paid to non-resident aliens generally are subject to the maximum withholding tax (or lower tax treaty rates for certain countries). The IRS considers these dividends U.S. source income. Currently, the Fund is not required to withhold tax from distributions of long-term capital gains or redemption proceeds if non-resident alien status is properly certified.

7. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains distributions are generally declared and paid annually in December. See your tax adviser for details. Short-term capital gains are treated like dividends and follow that schedule. Occasionally, a dividend and/or capital gain distribution may be made outside of the normal schedule.

19

III. SHAREHOLDER INFORMATION (continued)

Dividends and Capital Gains Distribution Schedule
Fund	Dividends and Short-Term Capital Gains	Distribution of Long-Term Capital Gains

CM Commodity Index Fund	December	December

Dividends and Capital Gains Distributions Reinvestment Plan

Dividends and/or distributions are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 800-544-4653.

Divmove

You can have your cash dividends from a Class A Fund automatically invested in Class A shares of another Van Eck Fund. Cash dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.

20

8. MANAGEMENT OF THE FUND

21

III. SHAREHOLDER INFORMATION (continued)

INFORMATION ABOUT FUND MANAGEMENT

INVESTMENT ADVISER

Van Eck Associates Corporation (the “Adviser”), 335 Madison Avenue, New York, New York 10017 has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2011, the Adviser’s assets under management were approximately $33.1 billion.

Fees Paid To The Adviser: Pursuant to the Advisory Agreement, the Fund pays the Adviser a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets. For purposes of calculating these fees for the Fund, the net assets of the Fund include the value of the Fund’s interest in the Subsidiary. The Subsidiary does not pay the Adviser a fee for managing the Subsidiary’s portfolio.

The Adviser has agreed to waive fees and/or pay expenses for the Fund to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% for Class A, 0.65% for Class I, and 0.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2013. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation. In addition, the Adviser may voluntarily reimburse the Fund for certain swap trading costs.

The Adviser also has agreed to waive fees and/or pay expenses for the Fund to the extent necessary to prevent the operating expenses of the Fund’s Class Y shares from exceeding the operating expenses of the Fund’s Class A shares.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement of the Fund is available in the Fund’s semi-annual report to shareholders for the fiscal period ended June 30, 2011.

PORTFOLIO MANAGER

CM COMMODITY INDEX FUND

Portfolio Manager

The portfolio manager is responsible for the day-to-day portfolio management of the Fund.

Michael Mazier. Mr. Mazier has been employed by the Adviser since August 2007. Prior to joining the Adviser, Mr. Mazier served as a bond analyst in the Fixed Income Research department of Morgan Stanley. He was also Vice President at Merrill Lynch Global Research Department, where he covered closed-end funds. Mr. Mazier graduated from Syracuse University in 1983 with a Bachelor of Science majoring in Electrical Engineering; graduated from Villanova University in 1986 with a Master of Science in Computer Engineering; and graduated from Columbia Business School in 1990 with a Master of Business Administration. Mr. Mazier is on the investment team for another fund of the Trust and serves as portfolio manager for certain other investment companies advised by the Adviser. Mr. Mazier has served as the portfolio manager of the Fund since its inception.

The SAI provides additional information about the above Portfolio Manager, his compensation and other accounts he manages.

PLAN OF DISTRIBUTION (12b-1 PLAN)

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. Of the amounts expended under the plan for the fiscal year ended December 31, 2011 for all Van Eck Funds, approximately 87% was paid to Brokers and Agents who sold shares or serviced accounts of Fund shareholders. The remaining 13% was retained by the Distributor to pay expenses such as printing and mailing prospectuses and sales material. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class I and Class Y shares do not have 12b-1 fees. For a complete description of the Plan of Distribution, please see “Plan of Distribution (12B-1 PLAN)” in the SAI.

Van Eck Funds Annual 12b-1 Schedule
	Fee to Fund	Payment to Dealer

CM Commodity Index Fund-A	0.25%	0.25%

22

THE TRUST

For more information on the Van Eck Funds (the “Trust”), the Trustees and the Officers of the Trust, see “General Information,” “Description of the Trust” and “Trustees and Officers” in the SAI.

EXPENSES

The Fund bears all expenses of its operations other than those incurred by the Adviser or its affiliate under the Advisory and/or Administrative Agreement with the Trust. For a more complete description of Fund expenses, please see the SAI.

THE DISTRIBUTOR

Van Eck Securities Corporation, 335 Madison Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust.

The Distributor generally sells and markets shares of the Fund through intermediaries, such as broker-dealers. The intermediaries selling the Fund’s shares are compensated from sales charges and from 12b-1 fees and/or shareholder services fees paid directly and indirectly by the Fund.

In addition, the Distributor may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor may receive when it makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund. The fees paid by the Distributor to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees, may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the funds attributable to a particular intermediary on an annual basis.

The Distributor may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolios. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of any Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

23

IV. FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance since the commencement of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request.

CM COMMODITY INDEX FUND

For a share outstanding throughout each period:

	Class A
	Year Ended December 31, 2011 (a)
Net asset value, beginning of year	$8.88

Income from investment operations:
Net investment loss	(0.08	)(c)
Net realized and unrealized loss on investments	(0.68)
Payment by the Adviser	0.04	(d)

Total from investment operations	(0.72)

Net asset value, end of period	$8.16

Total return (b)	(8.11)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$36,031
Ratio of gross expenses to average net assets	1.66%
Ratio of net expenses to average net assets	0.96%
Ratio of net expenses, excluding interest expense, to average net assets	0.95%
Ratio of net investment loss to average net assets	(0.91)%
Portfolio turnover rate	0%

	Class I
	Year Ended December 31, 2011 (a)
Net asset value, beginning of period	$8.88

Income from investment operations:
Net investment loss	(0.05	)(c)
Net realized and unrealized loss on investments	(0.68)
Payment by the Adviser	0.04	(d)

Total from investment operations	(0.69)

Net asset value, end of period	$8.19

Total return (b)	(7.77)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$11,245
Ratio of gross expenses to average net assets	1.71%
Ratio of net expenses to average net assets	0.65%
Ratio of net expenses, excluding interest expense, to average net assets	0.65%
Ratio of net investment loss to average net assets	(0.61)%
Portfolio turnover rate	0%

(a)	Inception date for the Fund was December 31, 2010.

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/ distributions or the redemption of Fund shares.

(c)	Calculation based upon average shares outstanding.

(d)	For the year ended December 31, 2011, 0.49% of the Class A and Class I total return, representing $0.04 per share for Class A and Class I, consisted of a payment by the Adviser.

24

	Class Y
	Year Ended December 31, 2011 (a)
Net asset value, beginning of period	$8.88

Income from investment operations:
Net investment loss	(0.06	)(c)
Net realized and loss on investments	(0.69)
Payment by the Adviser	0.05	(d)

Total from investment operations	(0.70)

Net asset value, end of period	$8.18

Total return (b)	(7.88)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$7,448
Ratio of gross expenses to average net assets	1.56%
Ratio of net expenses to average net assets	0.70%
Ratio of net expenses, excluding interest expense, to average net assets	0.70%
Ratio of net investment loss to average net assets	(0.66)%
Portfolio turnover rate	0%

(a)	Inception date for the Fund was December 31, 2010.

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/ distributions or the redemption of Fund shares.

(c)	Calculated based upon average shares outstanding.

(d)	For the year ended December 31, 2011, 0.61% of the Class Y total return, representing $0.05 per share, consisted of a payment by the Adviser.

25

Appendix A: Description of the CMCI

The following is a more complete description of the UBS Bloomberg Constant Maturity Commodity Total Return Index (the “CMCI” or the “Index”), including, without limitation, information about the composition, weighting, method of calculation and procedures for changes in components and weights.

Overview of the CMCI

The CMCI represents a basket of commodity futures contracts with 28 components, representing 24 underlying commodities (as of February 1, 2012). Exposure to each component is allocated across a range of maturities ranging from three months to three years. In contrast, traditional commodity indices typically invest in front-month futures contracts with shorter tenors (time to maturity).

The Index also employs a “constant maturity” approach by relying on a continuous roll methodology in which the Index invests in and out of future contracts on a daily basis. This methodology differs from traditional commodity indices, which usually are pre-defined to roll on a monthly or bi-monthly basis. The CMCI represents commodities in five primary sectors including Energy, Agriculture, Industrial Metals, Precious Metals and Livestock. The relevant exchanges on which the underlying commodities trade include the New York Mercantile Exchange (including the COMEX division), Chicago Board of Trade, London Metal Exchange, New York Board of Trade, Chicago Mercantile Exchange, Kansas City Board of Trade, ICE Futures and Euronext.Liffe.

The overall return of the Index is generated by two components: (i) uncollateralized returns from holding and rolling of futures contracts comprising the Index and (ii) a daily fixed-income return, which reflects the interest earned on a hypothetical 91-day Treasury Bill portfolio theoretically deposited as margin for hypothetical positions in the futures contracts comprising the Index.

As of February 1, 2012, the CMCI consisted of the following commodity sectors with the following relative Target Weights: Energy (35.1%), Agriculture (28.7%), Industrial Metals (26.3%), Precious Metals (6.0%) and Livestock (3.9%).

Component Selection and Target Weights

For a commodity contract to be included in the Index, the following primary and secondary requirements have to be satisfied:

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The “primary requirements” involve satisfying certain criteria related to the nature of the instrument as well as some technical characteristics including country of origin, trading characteristics, foreign exchange controls, availability and accuracy of contract, price and volume data.

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The “secondary requirements” involve satisfying a series of purely financial thresholds based on liquidity, including, among other things, open interest and market volume. Open interest, which reflects positions in contracts that remain open on an overnight or multi-day basis, is used to assess past and future liquidity. Market volume, which reflects the number of contracts traded in a given period of time, indicates immediate interest, and over a period of time provides a usable measure of liquidity.

Target Weights

The weighting process for the Index is designed to reflect the economic significance and market liquidity of each commodity. The Index sponsors use a two-step approach to determine Target Weights: first, economic indicators (regional Consumer Price Indexes (CPI), Producer Price Indexes (PPI) and Gross Domestic Projects (GDP)), along with liquidity analysis, are used to determine the sector weights (Energy, Agriculture, Industrial Metals, Precious Metals and Livestock); secondly, global consumption data in conjunction with further liquidity analysis is used to calculate the individual component weights. In order to ensure a high level of diversification and avoid unnecessary dilution, the weight of any individual index component is limited to 20% and any commodity with a weight that is lower than 0.60% is excluded from the CMCI.

Changes in the Target Weights and/or Index Composition

The CMCI Governance Committee (in consultation with the CMCI Advisory Committee) reviews the selection and weightings of the futures contracts in the Index bi-annually, in October and April, or at any special meeting called by the CMCI Advisory Committee. New Target Weights are therefore established on a bi-annual basis during the CMCI Governance Committee meetings, subject to ratification by the Index Sponsors.

26

Tenors of Contracts

The Index represents a weighted average of all available CMCI constant maturities (ranging from three months to over three years). The distribution of weights to available tenors (time to maturity) is a function of relative liquidity of the underlying futures contracts. As of February 1, 2012, the average tenor of the futures contracts comprising the Index is approximately 7.7 months. As with most asset classes, the liquidity of commodity futures contracts tends to reduce as time to maturity increases.

Rebalancing of the Index Components

Due to price movements, the weight of each component in the Index will fluctuate from its Target Weight over time. The weight of each Index component is therefore rebalanced over the final three CMCI Business Days of each month in order to bring each underlying commodity and tenor back to its target. The process is automatic and is implemented via a pre-defined methodology.

In addition, twice annually in January and July there is a maintenance period at which time the Target Weights themselves are adjusted according to decisions of the CMCI Governance Committee as ratified by the Index Sponsors.

Calculation of the Index

The Index is calculated and disseminated by UBS approximately every fifteen seconds (assuming the Index level has changed within such fifteen-second interval) from 8:00 a.m. to 3:00 p.m., New York City time, and a daily closing Index level is published between 4:00 p.m. and 6:00 p.m., New York City time, on each Trading Day. Index information is available via Bloomberg on pages CUBS, CMCN or CMCX and from Reuters on page UBSCMCI.

Index information is also available on the Bloomberg website: http://www.bloomberg.com (Select “COMMODITIES” from the drop-down menu entitled “Market Data”). For further information on CMCI, investors can go the http://www.usb.com/cmci. Index values can also be found at http://www.ubs.com/keyinvest, choose “United States,” and then click on the “Commodities” tab.

Total Return

The Index is a “total return” index. In addition to uncollateralized returns generated from the futures contracts comprising the Index, a daily fixed-income return is added, which reflects the interest earned on a hypothetical 91-day Treasury Bill portfolio theoretically deposited as margin for hypothetical positions in the futures contracts comprising the Index. The rate used to calculate the daily fixed-income return is the 91-day U.S. Treasury Bill auction rate, as published by the “Treasury Security Auction Results” report, published by the Bureau of the Public Debt currently available on the website: http://www.treasurydirect.gov/annceresult/press/press.htm. The rate is generally published once per week on Monday and generally made effective with respect to the Index on the following Trading Day.

27

Appendix B: Licensing Agreement and Disclaimer

Van Eck Associates Corporation (“the Adviser”) has entered into a licensing agreement with UBS AG, London and Bloomberg Finance L.P. to use the UBS Bloomberg Constant Maturity Commodity Total Return Index (the “CMCI”). The CM Commodity Index Fund is entitled to use the CMCI pursuant to a sub-licensing arrangement with the Adviser.

UBS and Bloomberg own or exclusively license, solely or jointly as agreed between them all proprietary rights with respect to the CMCI. Any third-party product based on or related to the CMCI (“Product”) may only be issued upon the prior joint written approval of UBS and Bloomberg and upon the execution of a license agreement between UBS, Bloomberg and the party intending to launch a Product (a “Licensee”). In no way do UBS or Bloomberg sponsor or endorse, nor are they otherwise involved in the issuance and offering of a Product nor do either of them make any representation or warranty, express or implied, to the holders of the Product or any member of the public regarding the advisability of investing in the Product or commodities generally or in futures particularly, or as to results to be obtained from the use of the CMCI or from the Product. Further, neither UBS nor Bloomberg provides investment advice to any Licensee specific to the Product, other than providing the CMCI as agreed in the license agreement with the Licensee, and which will be done without consideration of the particular needs of the Product or the Licensee. UBS and Bloomberg each specifically disclaim any liability to any party for any inaccuracy in the data on which the CMCI is based, for any mistakes, errors, omissions or interruptions in the calculation and/or dissemination of the CMCI, or for the manner in which such is applied in connection with the issuance and offering of a Product. In no event shall UBS or Bloomberg have any liability to any party for any lost profits or indirect, punitive, special or consequential damages or losses.

THIS IS NOT AN OFFER OR SOLICITATION BY UBS OR BLOOMBERG OF AN OFFER TO BUY OR SELL ANY SECURITY OR INVESTMENT. PAST PERFORMANCE OF THE UBS BLOOMBERG CONSTANT MATURITY COMMODITY INDEX IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

28

For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this prospectus.

Additional information about the investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

■

Call Van Eck at 800.826.1115, or visit the Van Eck website at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, or other information about the Fund.

■

Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

■

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Transfer Agent:
DST Systems, Inc.
P.O. Box 218407
Kansas City, Missouri 64121-8407

800.544.4653
vaneck.com

SEC REGISTRATION NUMBER: 811-04297	CMCIPRO

VAN ECK FUNDS
STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2012

EMERGING MARKETS FUND
CLASS A : GBFAX / CLASS C: EMRCX / CLASS I: EMRIX / CLASS Y: EMRYX

GLOBAL HARD ASSETS FUND
CLASS A : GHAAX / CLASS C: GHACX / CLASS I: GHAIX / CLASS Y: GHAYX

INTERNATIONAL INVESTORS GOLD FUND
CLASS A : INIVX / CLASS C: IIGCX / CLASS I: INIIX / CLASS Y: INIYX

          This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated May 1, 2012 (the “Prospectus”) for Van Eck Funds (the “Trust”), relating to Emerging Markets Fund, Global Hard Assets Fund, and International Investors Gold Fund (each a “Fund” and, together, the “Funds”), as it may be revised from time to time. The audited financial statements of the Funds for the fiscal year ended December 31, 2011, are hereby incorporated by reference from the Funds’ Annual Report to shareholders. A copy of the Prospectus and Annual and Semi-Annual Reports for the Trust, relating to the Funds, may be obtained without charge by visiting the Van Eck website at vaneck.com, by calling toll-free 1.800.826.1115 or by writing to the Trust or Van Eck Securities Corporation, the Funds’ distributor (the “Distributor”). The Trust’s and the Distributor’s address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2012

GENERAL INFORMATION

          The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 3, 1985.

          The Trust currently consists of six separate series: each Fund and Multi-Manager Alternatives Fund, all of which offer Class A, Class C, Class I and Class Y shares; and CM Commodity Index Fund and Long/Flat Commodity Index Fund, both of which offer Class A, Class I and Class Y shares (except that the Long/Flat Commodity Index Fund has not commenced operations as of the date of this SAI).

          This SAI only pertains to the Funds. Shares of the other series of the Trust are offered in separate prospectuses and statements of additional information. The Board of Trustees of the Trust (the “Board”) has authority, without the necessity of a shareholder vote, to create additional series or funds, each of which may issue separate classes of shares.

          International Investors Gold Fund was formerly incorporated under the laws of the state of Delaware under the name of International Investors Incorporated. International Investors Incorporated was reorganized as a series of the Trust on April 30, 1991. International Investors Incorporated had been in continuous existence since 1955, and had been concentrating in gold mining shares since 1968.

          On October 31, 2003, Emerging Markets Fund engaged in a reorganization with the Asia Dynasty Fund series of the Trust (the “Reorganization”). In the Reorganization, Asia Dynasty Fund transferred substantially all of its assets to Emerging Markets Fund in exchange for shares of Emerging Markets Fund which assumed all stated liabilities of Asia Dynasty Fund. Class A shares of Asia Dynasty were exchanged for Class A shares of Emerging Markets Fund and Class B shares of Asia Dynasty were exchanged for Class C shares of Emerging Markets Fund.

          Emerging Markets Fund was formerly known as the Global Leaders Fund. Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, it operated with a substantially different investment strategy.

          The Funds are classified as non-diversified funds under the Investment Company Act of 1940, as amended (the “1940 Act”). Van Eck Associates Corporation (the “Adviser”) serves as investment adviser to all the funds in the Trust.

INVESTMENT POLICIES AND RISKS

          The following is additional information regarding the investment policies and strategies used by the Funds in attempting to achieve their respective objectives, and should be read with the sections of the Funds’ Prospectus titled “Fund summary information - Principal Investment Strategies”, “Fund summary information - Principal Risks” and “Investment objectives, strategies, policies risks and other information”.

          Appendix B to this SAI contains an explanation of the rating categories of Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”) relating to the fixed-income securities and preferred stocks in which the Funds may invest.

ASSET-BACKED SECURITIES

          The Funds may invest in asset-backed securities. Asset-backed securities, directly or indirectly, represent interests in, or are secured by and payable from, pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

          Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are

4

entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due.

BORROWING; LEVERAGE

          Borrowing to invest more is called “leverage.” A Fund may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of the borrowings. A Fund is required to be able to restore borrowing to its permitted level within three days, if it should increase to more than one-third as stated above. Methods that may be used to restore borrowings in this context include selling securities, even if the sale hurts a Fund’s investment performance. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Funds expect to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.

COLLATERALIZED MORTGAGE OBLIGATIONS

          The Funds may invest in collateralized mortgage obligations (“CMOs”). CMOs are fixed-income securities which are collateralized by pools of mortgage loans or mortgage-related securities created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs “pass through” the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment of the mortgages. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees. The Funds may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody’s. S&P and Moody’s assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Funds will be subject to certain limitations under the 1940 Act.

COMMERCIAL PAPER

          The Funds may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Funds to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Funds will purchase such commercial paper for hedging purposes only, not for speculation.

          For hedging purposes only, the Funds may invest in commercial paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Funds segregate asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper. Principal may be lost, but the potential for gains in principal and interest may help the Funds cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper may provide an attractive money market rate of return.

CONVERTIBLE SECURITIES

          The Funds may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

5

          To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Funds at varying price levels above their investment values and/or their conversion values in keeping with the Funds’ objective.

DEBT SECURITIES

          The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer and the value of a hard asset if linked to the value of a hard asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in Appendix B to the SAI. High grade means a rating of A or better by Moody’s or S&P, or of comparable quality in the judgment of the Adviser or if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund’s net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody’s. However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

          New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds do not accrue any income on these securities prior to delivery. The Funds will maintain in a segregated account with their Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. The Funds may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Funds may lose interest and/or principal on such securities.

          The Funds may also invest in various money market securities for cash management purposes or when assuming a temporary defensive position. Money market securities may include commercial paper, bankers’ acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions.

DEPOSITARY RECEIPTS

          The Funds may invest in Depositary Receipts, which represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

          Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a

6

depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

DERIVATIVES

          The Funds may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative “synthetic” positions (covered by segregation of liquid assets) or implementing “cross-hedging” strategies. A “synthetic” position is the duplication of cash market transaction when deemed advantageous by the Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of the security or other asset for cash. “Cross-hedging” involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedge security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction cost on the sale of the underlying assets. In addition, the use of derivative instruments involves the risk that a loss may be sustained as a result of the failure of the counterparty to the derivatives contract to make required payments or otherwise comply with the contract’s terms.

          When the Funds intend to acquire securities (or gold bullion or coins as the case may be) for their portfolio, they may use call options or futures contracts as a means of fixing the price of the security (or gold) they intend to purchase at the exercise price (in the case of an option) or contract price (in the case of futures contracts). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Funds hold a call option rather than the underlying security itself, the Funds are partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Funds would experience a loss as if they had owned the underlying security.

DIRECT INVESTMENTS

          The Funds may invest up to 10% of their total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Funds will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements may, in appropriate circumstances, provide the Funds with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Funds investment in the enterprise. Such a representative of the Funds will be expected to provide the Funds with the ability to monitor its investment and protect its rights in the investment, and will not be appointed for the purpose of exercising management or control of the enterprise.

          Certain of the Funds’ direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases the Funds’ direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations. With respect to the Emerging Markets Fund, such direct investments may be made in entities that are reasonably expected in the foreseeable future to become growth companies, either by expanding current operations or establishing significant operations.

          Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately

7

negotiated transactions, the prices on these sales could be less than those originally paid by the Funds. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expense of the registration. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

FOREIGN SECURITIES

          Investors should recognize that investing in foreign securities involves certain special considerations that are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange (“NYSE”), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States, and at times volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees which could reduce the yield on such securities.

          Certain Risks of Investing in Europe. The recent global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments.

          The Economic and Monetary Union of the European Union (EMU) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally and it is also possible, that the euro could be abandoned in the future by countries that have already adopted its use.

          Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

FOREIGN SECURITIES - EMERGING MARKETS SECURITIES

          The Funds may have a substantial portion of their assets in emerging markets. An “emerging market” or “emerging country” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Emerging countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered emerging countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

          Emerging market securities include securities which are (i) principally traded in the capital markets of an emerging market country; (ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in emerging countries or from sales made in emerging countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office

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in an emerging country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

          Investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, the risk of nationalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

          The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in Asia, Eastern and Central Europe and other emerging markets are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian and emerging market securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these regions may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid regions’ securities markets, the Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, the inability of a Fund to dispose fully and promptly of positions in declining markets will cause the Fund’s net asset values to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities. Also, stockbrokers and other intermediaries in emerging markets may not perform in the way their counterparts in the United States and other more developed securities markets do. The prices at which a Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.

          The Russian, Eastern and Central European, Chinese and Taiwanese stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.

          Certain Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. A Fund may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of a Fund.

          Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

          Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

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          Certain Risks of Investing in Russia. Settlement, clearing and registration of securities in Russia is in an underdeveloped state. Ownership of shares (except those held through depositories that meet the requirements of the Act) is defined according to entries in the issuer’s share register and normally evidenced by extracts from that register, which have no legal enforceability. Furthermore, share registration is carried out either by the issuer or registrars located throughout Russia, which are not necessarily subject to effective government supervision. To reasonably ensure that its ownership interest continues to be appropriately recorded, a Fund will invest only in those Russian companies whose registrars have entered into a contract with the Fund’s Russian sub-custodian, which gives the sub-custodian the right, among others, to inspect the share register and to obtain extracts of share registers through regular audits. While these procedures reduce the risk of loss, there can be no assurance that they will be effective. This limitation may prevent a Fund from investing in the securities of certain Russian issuers otherwise deemed suitable by the Adviser.

FOREIGN SECURITIES - FOREIGN CURRENCY TRANSACTIONS

          Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Funds with regard to overall diversification strategies. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will use forward contracts, along with futures contracts, foreign exchange swaps (Emerging Markets Fund and Global Hard Assets Fund only) and put and call options (all types of derivatives), to “lock in” the U.S. Dollar price of a security bought or sold and as part of their overall hedging strategy. The Funds will conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See “Futures and Options Transactions.”

          Changes in currency exchange rates may affect the Funds’ net asset value and performance. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Funds may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Funds may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell foreign currencies. This may reduce a Fund’s losses on a security when a foreign currency’s value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Finally, when the Funds use options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security’s underlying currency, but the purchase of such security is subsequently deemed undesirable, a Fund may incur a gain or loss on the option or futures contract.

          The Funds will enter into forward contracts to duplicate a cash market transaction. The Funds will not purchase or sell foreign currency as an investment, except that Emerging Markets Fund and Global Hard Assets Fund may enter into currency swaps. See also “Futures and Options Transactions”.

          In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the Adviser’s belief that there exists a significant correlation between the exchange rate movements of the two currencies. However, there can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated, or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Funds on their investments in the hedging positions.

          A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

          The Adviser will not commit any Fund, at time of purchase, to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets or obligations denominated in that currency. The Funds’ Custodian will place the securities being hedged, cash, U.S. government securities or debt or equity

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securities into a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency prior to maturity by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Funds will be able to effect such a closing purchase transaction.

          It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver.

          If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

OPTIONS, FUTURES, WARRANTS AND SUBSCRIPTION RIGHTS

          Options Transactions. Each Fund may purchase and sell (write) exchange-traded and over-the-counter (“OTC”) call and put options on domestic and foreign securities, foreign currencies, stock and bond indices and financial futures contracts. Global Hard Assets Fund may also buy and sell options linked to the price of hard assets.

          Purchasing Call and Put Options. Each Fund may invest up to 5% of its total assets in premiums on call and put options. The purchase of a call option would enable a Fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer.

          The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. Accordingly, the successful use of options depends on the ability of the Adviser to forecast correctly interest rates, currency exchange rates and/or market movements.

          When a Fund sells put or call options it has previously purchased, the Fund may realize a net gain or loss, depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. There is no assurance that a liquid secondary market will exist for options, particularly in the case of OTC options. In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, such Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, a Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

          A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. The markets in foreign currency options are relatively new and the Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options.

          Writing Covered Call and Put Options. Each Fund may write covered call options on portfolio securities to the extent that the value of all securities with respect to which covered calls are written does not exceed 10% of the Fund’s net asset value. When a Fund writes a covered call option, the Fund incurs an obligation to sell the security underlying the option to the purchaser of the call, at the option’s exercise price at any time during the option period, at the

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purchaser’s election. When a Fund writes a put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option’s exercise price at any time during the option period, at the purchaser’s election. In each case, the Fund will receive from the purchaser a “premium” (i.e., the price of the option).

          The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written, or to make payment of the exercise price against delivery of the underlying security (or currency) on any puts it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

          A call option is “covered” if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund’s books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund’s books. A put option is “covered” if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund’s books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

          Receipt of premiums from writing call and put options may provide a Fund with a higher level of current income than it would earn from holding the underlying securities alone, and the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value. However, during the option period, the Fund gives up, in return for the premium on the option, the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but retains the risk of loss should the price of the underlying security (or the value of its denominated currency) decline.

          Futures Contracts. The Funds may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. Global Hard Assets Fund may also buy and sell futures contracts and options thereon linked to the price of hard assets. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time.

          Futures contracts and options on futures contracts may be used reduce a Fund’s exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect a Fund against fluctuation in the value of securities in which a Fund is about to invest.

          The Funds may purchase and write (sell) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option contract.

          Future contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. However, there is no assurance that a Fund will be able to enter into a closing transaction.

          When a Fund enters into a futures contract, it is initially required to deposit an “initial margin” of cash, Treasury securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract.

          Futures positions entered into for “bona fide hedging” purposes, as that term is defined under applicable regulations, are excluded from the 5% limitation.

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          Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the Commodity Exchange Act (“CEA”), and, accordingly, they are not subject to registration or regulation as such under the CEA.

          Risks of Transactions in Futures Contracts and Related Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. As a result, a hedge may be unsuccessful because of market behavior or unexpected interest rate trends.

          Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

          There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

          Warrants and Subscription Rights. The Funds may invest in warrants, which are instruments that permit, but do not obligate, the holder to subscribe for other securities. Subscription rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

HARD ASSETS SECURITIES

          The Global Hard Assets Fund may invest up to 80% of its assets in “hard asset” securities. Hard asset securities include equity securities of “hard asset companies” and derivative securities and instruments whose value is linked to the price of a commodity or a commodity index. The term “hard asset companies” includes companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic commodities which, historically, have been produced and marketed profitably during periods of significant inflation.

          Since the market action of hard asset securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard asset securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard asset securities. The Fund has a fundamental policy of concentrating in such industries, and more than 50% of the Fund’s assets may be invested in any one of the above sectors. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

INDEXED SECURITIES AND STRUCTURED NOTES

          The Funds may invest in indexed securities, i.e., structured notes securities and index options, whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupon and/or principal redemption is linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in

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the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agriculture commodities or commodity indices will be considered a hard asset security.

          Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to hereafter collectively as structured notes). When a Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Funds will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board. Notes determined to be illiquid will be aggregated with other illiquid securities and will be subject to the Funds’ limitations on illiquid securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

          Each Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and exchange-traded funds (“ETFs”), subject to the limitations under the 1940 Act. The Fund’s investments in money market funds are not subject to this limitation. The Fund may invest in investment companies which are sponsored or advised by the Adviser and/or its affiliates (each, a “Van Eck Investment Company”). However, in no event will the Fund invest more than 5% of its net assets in any single Van Eck Investment Company.

          A Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

MASTER LIMITED PARTNERSHIPS

          Other equity securities in which the Global Hard Assets Fund may invest include master limited partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the Securities and Exchange Commission’s (“SEC”) and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments.

PARTLY PAID SECURITIES

          Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

REAL ESTATE SECURITIES

          The Funds may not purchase or sell real estate, except that the Funds may invest in securities of issuers that invest in real estate or interests therein. These include equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. Global Hard Assets Fund may invest more than 50% of its assets in such securities. The Funds are therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local

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economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

          REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property. REITS are not taxed on income distributed to shareholders, provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

          Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

REGULATORY

          Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the International Investors Gold Fund to achieve its investment objective and could increase the operating expenses of the Fund or the wholly-owned subsidiary of the Fund (the “Subsidiary”). For example, the CFTC recently adopted amendments to existing regulations that, upon effectiveness, may subject activities of the Fund or the Subsidiary involving investments in futures contracts and similar instruments to regulation by the CFTC, including a variety of registration, disclosure and operational obligations. It is expected that additional regulations will be adopted by the CFTC in the future. The likely impact of such existing and future regulations on the Fund or the Subsidiary is unclear as of the date of this SAI.

REPURCHASE AGREEMENTS

          Each of the Funds may enter into a repurchase agreement. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by a Fund, amounts to more than 15% of its net assets.

          Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that a Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the time when the repurchase is to occur. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Funds will only enter into a repurchase agreement where (i) the underlying securities are of the type which a Fund’s investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times be equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

RULE 144A AND SECTION 4(2) SECURITIES

          The Funds may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, or which are otherwise not readily marketable.

          Rule 144A under the Securities Act of 1933 allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of 1933 of resale of certain securities to qualified institutional buyers.

15

          The Adviser will monitor the liquidity of restricted securities in the Funds’ holdings under the supervision of the Board. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

          In addition, commercial paper may be issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the Securities Act of 1933. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

          Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued in reliance on the Section 4(2) exemption under the 1940 Act may be determined to be liquid in accordance with guidelines established by the Board for purposes of complying with investment restrictions applicable to investments by the Funds in illiquid securities. To the extent such securities are determined to be illiquid, they will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

SHORT SALES

          The Funds may make short sales of equity securities. The Funds will establish a segregated account with respect to their short sales and maintain in the account cash not available for investment or U.S. Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short.

SECURITIES LENDING

          The Funds may lend securities to parties such as broker-dealers or other institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions will generally be invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

SUBSIDIARY

          International Investors Gold Fund’s investments in the Subsidiary are expected to provide such Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code, as discussed below under “Taxation.” The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The International Investors Gold Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. It is expected that the Subsidiary will primarily invest in gold bullion, gold futures and other instruments that provide direct or indirect exposure to gold, including exchange-traded funds (“ETFs”), and also may invest in silver, platinum and palladium bullion and futures. To the extent that the International Investors Gold Fund invests in the Subsidiary, such Fund may be subject to the risks associated with those instruments and other securities.

          While the Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result

16

in the inability of the International Investors Gold Fund and/or the Subsidiary to operate as described in the applicable Prospectus and this SAI and could eliminate or severely limit such Fund’s ability to invest in the Subsidiary which may adversely affect such Fund and its shareholders.

SWAPS

          The Funds may enter into swap agreements. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. The swaps in which a Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Global Hard Assets Fund may also enter into other asset swaps. Asset swaps are similar to swaps in that the performance of one hard asset (e.g., gold) may be “swapped” for another (e.g., energy).

          Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap defaults, a Fund’s risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

WHEN, AS AND IF ISSUED SECURITIES

          Each Fund may purchase securities on a “when, as and if issued” basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized by a Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also earmark or establish a segregated account on the Fund’s books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of a Fund’s commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% (2% in the case of warrants which are not listed on an exchange) of the value of the Fund’s total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. A Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

FUNDAMENTAL INVESTMENT RESTRICTIONS

          The following investment restrictions are in addition to those described in the Prospectus. These investment restrictions are “fundamental” and may be changed with respect to the Fund only with the approval of the holders of a majority of the Fund’s “outstanding voting securities” as defined in the 1940 Act. As to any of the following investment restrictions, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the investment restriction. In the case of borrowing, however, a Fund will promptly take action to reduce the amount of the Fund’s borrowings outstanding if, because of changes in the net asset value of the Fund due to market action, the amount of such borrowings exceeds one-third of the value of the Fund’s net assets. The fundamental investment restrictions are as follows:

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Each Fund may not:

1.	Borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2.

Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

3.

Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

4.	Issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

5.

Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6.

Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities, except that International Investors Gold Fund may invest in gold and silver coins which are legal tender in the country of issue and gold and silver bullion, and palladium and platinum group metals bullion.

7.

Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that Global Hard Assets Fund will invest 25% or more of its total assets in “hard asset” industries as defined in the Prospectus, and International Investors Gold Fund may invest 25% or more of its total assets in the gold-mining industry. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          For the purposes of Restriction 7, companies in different geographical locations will not be deemed to be in the same industry if the investment risks associated with the securities of such companies are substantially different. For example, although generally considered to be “interest rate-sensitive,” investing in banking institutions in different countries is generally dependent upon substantially different risk factors, such as the condition and prospects of the economy in a particular country and in particular industries, and political conditions.

PORTFOLIO HOLDINGS DISCLOSURE

          The Funds have adopted policies and procedures governing the disclosure of information regarding the Funds’ portfolio holdings. They are reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Funds’ shareholders. The Board is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

          These policies and procedures apply to employees of the Adviser, administrator, principal underwriter, and all other service providers to the Funds that, in the ordinary course of their activities, come into possession of information about the Funds’ portfolio holdings. These policies and procedures are made available to each service provider.

          The following outlines the policies and procedures adopted by the Funds regarding the disclosure of portfolio-related information:

          Generally, it is the policy of the Funds that no current or potential investor (or their representative), including any Fund shareholder (collectively, “Investors”), shall be provided information about a Fund’s portfolio on a preferential basis in advance of the provision of that same information to other investors.

          Disclosure to Investors. Limited portfolio holdings information for the Funds is available to all investors on the Van Eck website at vaneck.com. Information regarding the Funds’ top holdings and country and sector weightings,

18

updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. The Funds may also publish a detailed list of the securities held by each Fund, generally updated as of the most recent calendar quarter. This information generally remains available on the website until new information is posted. Each Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

          Best Interest of the Funds: Information regarding the Funds’ specific security holdings, sector weightings, geographic distribution, issuer allocations and related information (“Portfolio-Related Information”), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Funds’ Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Trust’s officers to be in the best interest of Fund shareholders.

          Conflicts of Interest: Should a conflict of interest arise between a Fund and any of the Fund’s service providers regarding the possible disclosure of Portfolio-Related Information, the Trust’s officers shall resolve any conflict of interest in favor of the Fund’s interest. In the event that an officer of the Fund is unable to resolve such a conflict of interest, the matter shall be referred to the Trust’s Audit Committee for resolution.

          Equality of Dissemination: Shareholders of the same Fund shall be treated alike in terms of access to the Fund’s portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information with respect to a Fund shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund’s website). Accordingly, all Investors will have equal access to such information.

          Selective Disclosure of Portfolio-Related Information in Certain Circumstances: In some instances, it may be appropriate for a Fund to selectively disclose a Fund’s Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.

          Conditional Use of Selectively-Disclosed Portfolio-Related Information: To the extent practicable, each of the Trust’s officers shall condition the receipt of Portfolio-Related Information upon the receiving party’s written agreement to both keep such information confidential and not to trade Fund shares based on this information.

          Compensation: No person, including officers of the Funds or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Funds reserve the right to charge a nominal processing fee, payable to the Funds, to non-shareholders requesting Portfolio-Related Information. This fee is designed to offset the Fund’s costs in disseminating such information.

          Source of Portfolio-Related Information: All Portfolio-Related Information shall be based on information provided by the Fund’s administrator(s)/accounting agent.

          The Funds may provide non-public portfolio holdings information to third parties in the normal course of their performance of services to the Funds, including to the Funds’ auditors; custodian; financial printers; counsel to the Funds or counsel to the Funds’ independent trustees; regulatory authorities; and securities exchanges and other listing organizations. In addition, the Funds may provide non-public portfolio holdings information to data providers, fund ranking/rating services, and fair valuation services. The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. Generally, information that is provided to these parties, in the ordinary course of business, is provided on a quarterly basis, with at least a 30 day-lag period.

          There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

          The Board shall be responsible for overseeing the implementation of these policies and procedures. These policies and procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.

          Additionally, the Funds shall maintain and preserve permanently in an easily accessible place a written copy of these policies and procedures. The Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

          Currently, there are no agreements in effect where non-public information is disclosed or provided to a third party. Should the Funds or Adviser establish such an agreement with another party, the agreement shall bind the party to confidentiality requirements and the duty not to trade on non-public information.

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INVESTMENT ADVISORY SERVICES

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information – Management of the Funds.”

          Van Eck Associates Corporation, the Adviser, acts as investment manager to the Trust and, subject to the supervision of the Board, is responsible for the day-to-day investment management of the Funds. The Adviser is a private company with headquarters in New York and acts as adviser or sub-adviser to other mutual funds, ETFs, other pooled investment vehicles and separate accounts.

          The Adviser serves as investment adviser to the Funds pursuant to an Advisory Agreement between the Trust and the Adviser. The advisory fee is computed daily and paid monthly at the following annual rates: Emerging Markets Fund pays the Adviser a fee of 0.75% of average daily net assets; Global Hard Assets Fund pays the Adviser a fee of 1.00% of the first $2.5 billion of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $2.5 billion, which includes the fee paid to the Adviser for accounting and administrative services; and International Investors Gold Fund pays a fee equal to 0.75% on the first $500 million of average daily net assets, 0.65% on the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million. Under the Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.

          In addition to investment advisory services, the Adviser also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund pursuant to a written agreement. For these accounting and administrative services a fee is calculated daily and paid monthly at the following annual rates: Emerging Markets Fund pays the Adviser a fee of 0.25% of average daily net assets and International Investors Gold Fund pays a fee equal to 0.25% on the first $750 million of average daily net assets, and 0.20% of average daily net assets in excess of $750 million.

          Pursuant to the Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

          The management fees earned and the expenses waived or assumed by the Adviser for the past three fiscal years are as follows:

		MANAGEMENT FEES	EXPENSES WAIVED/ASSUMED BY THE ADVISER
Emerging Markets Fund	2011	$871,862	$100,937
	2010	$870,030	$59,926
	2009	$540,872	$98,070

Global Hard Assets Fund	2011	$45,543,817	$222,030
	2010	$29,430,570	$921,899
	2009	$11,816,654	$553,702	*

International Investors Gold Fund	2011	$9,977,743	$—
	2010	$7,865,024	$5,838
	2009	$5,004,738	$61,839	*

* Attributable to Class I shares.

          The Advisory Agreement provides that it shall continue in effect from year to year as long as it is approved at least annually by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. The Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

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THE DISTRIBUTOR

          Shares of the Funds are offered on a continuous basis and are distributed through Van Eck Securities Corporation, the Distributor, 335 Madison Avenue, New York, New York, a wholly owned subsidiary of the Adviser. The Trustees of the Trust have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds.

          The Trust has authorized one or more intermediaries (who are authorized to designate other intermediaries) to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when the authorized broker or its designee accepts the order. Orders will be priced at the net asset value next computed after they are accepted by the authorized broker or its designee.

          The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Funds and preparing, printing and distributing advertising or promotional materials. The Funds will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws. The Distribution Agreement is reviewed and approved annually by the Board.

          The Distributor retained distributing commissions on sales of shares of the Funds for the past three fiscal years, after reallowance to dealers are as follows:

		VAN ECK SECURITIES CORPORATION	REALLOWANCE TO DEALERS
Emerging Markets Fund	2011	$15,944	$101,498
	2010	$380,423	$244,546
	2009	$37,645	$238,708

Global Hard Assets Fund	2011	$653,675	$4,207,710
	2010	$594,956	$3,796,624
	2009	$591,979	$3,796,671

International Investors Gold Fund	2011	$395,014	$2,533,495
	2010	$534,434	$3,424,291
	2009	$381,684	$2,443,196

          PLAN OF DISTRIBUTION (12B-1 PLAN)

          Each Fund has adopted a plan pursuant to Rule 12b-1 (collectively, the “Plan”) which provides for the compensation of brokers and dealers who sell shares of the Funds and/or provide servicing. The Plan is a compensation-type plan with a carry-forward provision, which provides that the Distributor recoup distribution expenses in the event the Plan is terminated. For the periods prior to April 30, 2006, the Distributor has agreed, notwithstanding anything to the contrary in the Plan, to waive its right to reimbursement of carry-forward amounts in the event the Plan is terminated, unless the Board has determined that reimbursement of such carry-forward amounts is appropriate. Pursuant to the Plan, the Distributor provides the Funds at least quarterly with a written report of the amounts expended under the Plan and the purpose for which such expenditures were made. The Trustees review such reports on a quarterly basis.

          The Plan is reapproved annually for the Funds, by the Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan.

          The Plan shall continue in effect as to each Fund, provided such continuance is approved annually by a vote of the Trustees in accordance with the 1940 Act. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Funds, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not “interested persons” of a Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on written notice to any other party to the Plan. The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of Trustees who are not “interested persons” of the Trust shall be committed to the discretion of the Trustees who are not “interested persons.” The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Funds will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from

21

the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Plan, see the Prospectus.

For the fiscal year ended December 31, 2011, it is estimated that the Distributor spent the amounts accrued under the Plan in the following ways:

	EMERGING MARKETS FUND		GLOBAL HARD ASSETS FUND		INTERNATIONAL INVESTORS GOLD FUND
	CLASS A	CLASS C	CLASS A	CLASS C	CLASS A	CLASS C
Total 12b-1 Fees	$225,826	$173,361	$5,518,695	$4,155,033	$3,227,492	$1,943,844
Compensation to Dealers	(206,889)	(172,690)	(5,464,387)	(4,140,387)	(3,006,784)	(1,940,214)

Net 12b-1 Fees	18,937	671	54,308	14,646	220,708	3,630

Expenditures:
Printing and Mailing	(12,870)	(12,870)	(12,856)	(11,315)	(7,496)	(7,496)
Telephone	(4,244)	(1,730)	(87,230)	(28,382)	(45,718)	(8,520)
Marketing Department	(21,999)	(6,176)	(585,530)	(158,938)	(330,283)	(70,432)
Sales Expenses	(170,569)	(47,296)	(4,185,599)	(1,225,262)	(2,320,054)	(530,025)
Total Expenditures	(209,682)	(68,072)	(4,871,215)	(1,423,897)	(2,703,551)	(616,473)
Expenditures in Excess of Net 12b-1 Fees	(190,745)	(67,401)	(4,816,907)	(1,409,251)	(2,482,843)	(612,843)

ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS

          The Funds may make payments (either directly or as reimbursement to the Distributor or an affiliate of the Distributor for payments made by the Distributor) to financial intermediaries (such as brokers or third party administrators) for providing the types of services that would typically be provided by the Funds’ transfer agent, including sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder reporting, shareholder transaction processing, and/or the provision of call center support. These payments will be in lieu of, and may differ from, amounts paid to the Funds’ transfer agent for providing similar services to other accounts. These payments may be in addition to any amounts the intermediary may receive as compensation for distribution or shareholder servicing pursuant to the Plan or as part of any revenue sharing or similar arrangement with the Distributor or its affiliates, as described elsewhere in the Prospectus.

PORTFOLIO MANAGERS

          The Adviser’s portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and management of the funds for which they serve as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and affiliates manage accounts with incentive fees.

          The Adviser’s portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. The compensation that the Fund’s portfolio manager receives for managing other client accounts may be higher than the compensation the portfolio manager receives for managing the Fund. The portfolio manager does not believe that his activities materially disadvantage the Fund. The Adviser has implemented procedures to monitor trading across funds and its Other Clients.

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PORTFOLIO MANAGER/INVESTMENT TEAM MEMBER SHARE OWNERSHIP

The portfolio holdings of each portfolio manager and investment team member, as of December 31, 2011, is shown below.

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,000 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Charles Cameron
Global Hard Assets Fund						X
(co-portfolio manager)
Imaru Casanova
Global Hard Assets Fund	X
(investment team member)
International Investors Gold Fund (investment team member)	X
Joseph Foster
Global Hard Assets Fund (investment team member)		X
International Investors Gold Fund (portfolio manager)					X
Samuel Halpert
Global Hard Assets Fund (investment team member)				X
Geoffrey R. King
Global Hard Assets Fund (investment team member)				X
Gregory Krenzer
Global Hard Assets Fund (investment team member)				X
Edward Kuczma
Emerging Markets Fund (investment team member)			X

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Fund	None	$1 to $10,000	$10,001 to $50,000	$50,000 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Charl Malan
Global Hard Assets Fund					X
(investment team member)
International Investors Gold Fund					X
(investment team member)
Mark Miller
Global Hard Assets Fund			X
(investment team member)
Edward Mitby
Global Hard Assets Fund		X
(investment team member)
Shawn Reynolds
Global Hard Assets Fund					X
(co-portfolio manager)
David Semple
Emerging Markets Fund						X
(portfolio manager)
Angus Shillington
Emerging Markets Fund			X
(investment team member)

          The portfolio holdings of each portfolio manager and investment team member, as of March 31, 2012, is shown below.

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,000 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Charles Cameron
Global Hard Assets Fund (co-portfolio manager)						X
Imaru Casanova
Global Hard Assets Fund (investment team member)	X
International Investors Gold Fund (investment team member)	X

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Fund	None	$1 to $10,000	$10,001 to $50,000	$50,000 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Joseph Foster
Global Hard Assets Fund (investment team member)		X
International Investors Gold Fund (portfolio manager)					X
Samuel Halpert
Global Hard Assets Fund (investment team member)					X
Geoffrey R. King
Global Hard Assets Fund (investment team member)					X
Gregory Krenzer
Global Hard Assets Fund (investment team member)					X
Edward Kuczma
Emerging Markets Fund (investment team member)			X
Charl Malan
Global Hard Assets Fund (investment team member)					X
International Investors Gold Fund (investment team member)					X
Mark Miller
Global Hard Assets Fund (investment team member)			X
Edward Mitby
Global Hard Assets Fund (investment team member)			X
Shawn Reynolds
Global Hard Assets Fund (co-portfolio manager)					X

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Fund	None	$1 to $10,000	$10,001 to $50,000	$50,000 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
David Semple
Emerging Markets Fund (portfolio manager)						X
Angus Shillington
Emerging Markets Fund (investment team member)			X

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS/INVESTMENT TEAM MEMBERS

Below is a table of the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category, as of December 31, 2011.

	Name of Portfolio Manager/Investment Team Member		Other Accounts Managed (As of December 31, 2011)		Accounts with respect to which the advisory fee is based on the performance of the account
Fund		Category of Account	Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Emerging Markets Fund	Edward Kuczma (investment team member)	Registered investment companies	1	$154.2 million	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Emerging Markets Fund	David Semple (portfolio manager)	Registered investment companies	1	$154.2 million	0	$0
		Other pooled investment vehicles	3	$2.93 million	2	$2.93 million
		Other accounts	0	$0	0	$0
Emerging Markets Fund	Angus Shillington (investment team member)	Registered investment companies	1	$154.2 million	0	$0
		Other pooled investment vehicles	3	$2.93 million	2	$2.93 million
		Other accounts	0	$0	0	$0
Global Hard Assets Fund	Charles Cameron (co-portfolio manager)	Registered investment companies	3	$2.072 billion	0	$0
		Other pooled investment vehicles	12	$389.14 million	9	$373.96 million
		Other accounts	9	$302.44 million	2	$55.37 million
Global Hard Assets Fund	Imaru Casanova (investment team member)	Registered investment companies	2	$2.565 billion	0	$0
		Other pooled investment vehicles	3	$667.35 million	0	$0
		Other accounts	1	$62.21 million	0	$0
Global Hard Assets Fund	Joseph Foster (investment team member)	Registered investment companies	2	$2.565 billion	0	$0
		Other pooled investment vehicles	3	$667.35 million	0	$0

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Fund	Name of Portfolio Manager/Investment Team Member	Category of Account	Other Accounts Managed (As of December 31, 2011)		Accounts with respect to which the advisory fee is based on the performance of the account
		Other accounts	1	$62.21 million	0	$0
Global Hard Assets Fund	Samuel Halpert (investment team member)	Registered investment companies	1	$1.167 billion	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Global Hard Assets Fund	Geoffrey King (investment team member)	Registered investment companies	1	$1.167 billion	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Global Hard Assets Fund	Gregory Krenzer (investment team member)	Registered investment companies	2	$1.223 billion	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Global Hard Assets Fund	Charl Malan (investment team member)	Registered investment companies	2	$2.565 billion	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Global Hard Assets Fund	Mark Miller (investment team member)	Registered investment companies	1	$1.167 billion	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Global Hard Assets Fund	Edward Mitby (investment team member)	Registered investment companies	1	$1.167 billion	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Global Hard Assets Fund	Shawn Reynolds (co-portfolio manager)	Registered investment companies	2	$2.016 billion	0	$0
		Other pooled investment vehicles	14	$405.95 million	11	$390.77 million
		Other accounts	8	$606.45 million	2	$325.49 million
International Investors Gold Fund	Joseph Foster (portfolio manager)	Registered investment companies	2	$5.255 billion	0	$0
		Other pooled investment vehicles	3	$667.35 million	0	$0
		Other accounts	1	$62.21 million	0	$0
International Investors Gold Fund	Imaru Casanova (investment team member)	Registered investment companies	2	$5.255 billion	0	$0
		Other pooled investment vehicles	3	$667.35 million	0	$0

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Fund	Name of Portfolio Manager/Investment Team Member	Category of Account	Other Accounts Managed (As of December 31, 2011)		Accounts with respect to which the advisory fee is based on the performance of the account
		Other accounts	1	$62.21 million	0	$0
International Investors Gold Fund	Charl Malan (investment team member)	Registered investment companies	2	$5.255 billion	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0

PORTFOLIO TRANSACTIONS AND BROKERAGE

          When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to provide best execution on trades effected.

          The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

          The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

          Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

          The Adviser may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients or clients of the Adviser’s affiliates. The Trustees periodically review the Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds. The Trustees also review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

          The aggregate amount of transactions during the fiscal year ended December 31, 2011 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

Fund Name	Transaction Amount	Commissions and Concessions
Emerging Markets Fund	$2,197,790,915	$552,795
Global Hard Assets Fund	$334,906,213	$3,605,940
International Investors Gold Fund	$2,184,063,127,929	$1,342,582

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          The table below shows the commissions paid on purchases and sales of portfolio securities by each Fund for the fiscal year ended December 31, none of such amounts are paid to brokers or dealers which furnished daily quotations to the Funds for the purpose of calculating daily per share net asset value and to brokers and dealers which sold shares of the Funds.

2011 COMMISSIONS
Emerging Markets Fund	$557,336
Global Hard Assets Fund	$3,604,184
International Investors Gold Fund	$1,334,957

2010 COMMISSIONS
Emerging Markets Fund	$679,479
Global Hard Assets Fund	$4,550,199
International Investors Gold Fund	$1,585,474

2009 COMMISSIONS
Emerging Markets Fund	$306,110
Global Hard Assets Fund	$3,293,397
International Investors Gold Fund	$783,537

          The Adviser does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h) that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.

          Due to the potentially high rate of turnover, the Funds may pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate. The portfolio turnover rates of all Funds may vary greatly from year to year.

TRUSTEES AND OFFICERS

          LEADERSHIP STRUCTURE AND THE BOARD

          The Board has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Trust and the Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board is currently composed of six (6) Trustees, each of whom is an Independent Trustee. In addition to five (5) regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Trust. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Independent Trustees may deem necessary. Each Trustee attended at least 75% of the total number of meetings of the Board in the year ending December 31, 2011. As discussed in further detail below, the Board has established two (2) standing committees to assist the Board in performing its oversight responsibilities.

          The Board has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the Fund Complex, including factors such as the number of series or portfolios that comprise the Trust and the Fund Complex, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board considered that the Board is comprised of only Independent Trustees, and thus the Chairperson of the Board and the Chairperson of each Board committee is an Independent Trustee. In addition, to further align the Independent Trustees interests with those of Fund shareholders, the Board has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment in the Funds.

          The Chairperson presides at all meetings of the Board and participates in the preparation of the agenda for such meetings. He also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairperson may also perform other such functions as may be delegated by the Board from time to time. The Independent Trustees believe that the Chairperson’s independence facilitates

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meaningful dialogue between the Adviser and the Independent Trustees. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairperson does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

          The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser.

          RISK OVERSIGHT

          The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Adviser, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Funds’ investment management, distribution and business affairs. Each of the Adviser, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

          Risk oversight forms part of the Board’s general oversight of the Funds and the Trust and is addressed as part of various activities of the Board and its Committees. As part of its regular oversight of the Funds and Trust, the Board, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Adviser, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. The Board, with the assistance of management, reviews investment policies and risks in connection with its review of the Funds’ performance. The Board has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. The Chief Compliance Officer’s designation, removal and compensation must be approved by the Board, including a majority of the Independent Trustees. Material changes to the compliance program are reviewed by and approved by the Board. In addition, as part of the Board’s periodic review of the Funds’ advisory, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Adviser and Distributor, the Board also reviews business continuity and disaster recovery plans. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Funds’ shares. The Adviser is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Adviser and the independent registered public accounting firm assist the Board in performing its oversight function of valuation activities and related risks.

          The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

TRUSTEE INFORMATION

          The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below.

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TRUSTEE’S NAME, ADDRESS(1) AND AGE	POSITION(S) HELD WITH TRUST TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES:
Jon Lukomnik 56 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	10	Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.
Jane DiRenzo Pigott 55 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	10	Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.
Wayne H. Shaner 64 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System since 1991.	10	Director, The Torray Funds (2 portfolios), since 1993 (Chairman of the Board since December 2005).
R. Alastair Short 58 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	63	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.
Richard D. Stamberger 52 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	63	Director, SmartBrief, Inc.
Robert L. Stelzl 66 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present.	10	Lead Independent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.

(2)

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.

(A)	Member of the Audit Committee.

(G)	Member of the Governance Committee.

          Set forth below is additional information relating to the professional experience, attributes and skills of each Trustee relevant to such individual’s qualifications to serve as a Trustee:

Jon Lukomnik has extensive business and financial experience, particularly in the investment management industry. He currently serves as Managing Partner of Sinclair Capital LLC, a consulting firm to the investment management industry and is Executive Director for Investor Responsibility Research Center Institute, a not-for-profit organization that funds research on corporate responsibility and investing.

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Jane DiRenzo Pigott has extensive business and financial experience and serves as Managing Director of R3 Group LLC, a firm specializing in providing leadership, change and diversity/inclusion consulting services. Ms. Pigott has prior experience as an independent trustee of other mutual funds and previously served as chair of the global Environmental Law practice group at Winston & Strawn LLP.

Wayne Shaner has extensive business and financial experience, particularly in the investment management industry. He currently serves as the Managing Partner of Rockledge Partners LLC, a registered investment adviser and as a Public Member of the Investment Committee of the Maryland State Retirement System. Mr. Shaner also has experience as an independent trustee of another mutual funds.

Alastair Short has extensive business and financial experience, particularly in the investment management industry. He has served as a president, board member or executive officer of various businesses, including asset management and private equity investment firms. Mr. Short also serves as an independent director of an offshore investment company.

Richard Stamberger has extensive business and financial experience and serves as the president, chief executive officer and board member of SmartBrief Inc., a media company. Mr. Stamberger has experience as a member of the board of directors of numerous not-for-profit organizations and has more than 15 years of experience as a member of the Board of the Trust.

Robert Stelzl has extensive business and financial experience, particularly in the investment management and real estate industries. He currently serves as a court-appointed trustee for a number of family trusts for which he provides investment management services.

          The forgoing information regarding the experience, qualifications, attributes and skills of Trustees is provided pursuant to requirements of the SEC, and does not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

          COMMITTEE STRUCTURE

          The Board has established a standing Audit Committee and a standing Governance Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. Each Committee is comprised of all of the members of the Board, all of whom are Independent Trustees.

          Audit Committee. This Committee met two times during 2011. The duties of this Committee include meeting with representatives of the Trust’s independent registered public accounting firm to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firms and to discuss the Trust’s system of internal controls. Thereafter, the Committee reports to the Board the Committee’s findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. Mr. Short has served as the Chairperson of the Audit Committee since January 1, 2006. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairperson of the Audit Committee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

          Governance Committee. This Committee met two times during 2011. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations of meetings, compensation and similar matters. In addition, on an annual basis, the Governance Committee conducts an evaluation of the performance of the Board and its Committees, including the effectiveness of the Board’s Committee structure and the number of Funds on whose Board each Trustee serves. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Governance Committee reviews the mix of skills and other relevant experiences of the Trustees. Currently, Ms. Pigott serves as the Chairperson of the Governance Committee.

          The Independent Trustees shall, when identifying candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of a Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder

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recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

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OFFICER INFORMATION

          The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below.

OFFICER’S NAME, ADDRESS (1) AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
Russell G. Brennan, 47	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 53	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.
John Crimmins, 54	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Wu-Kwan Kit, 30	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011)
Susan C. Lashley, 57	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
Thomas K. Lynch, 55	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and VESC (Since August 2008); Officer of other investment companies advised by the Adviser.
Laura I. Martínez, 32	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 63	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 37	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Officer of other investment companies advised by the Adviser.
Bruce J. Smith, 57	Senior Vice President	Since 1985

Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 48	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)

Director and Owner of the Adviser (Since July 1993); Executive Vice President of the Adviser (January 1985 - October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991 - October 2010) of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

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(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.

(2)	Officers are elected yearly by the Trustees.

TRUSTEE SHARE OWNERSHIP

          For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Funds and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in Emerging Markets Fund (As of December 31, 2011)*	Dollar Range of Equity Securities in Global Hard Assets Fund (As of December 31, 2011)*	Dollar Range of Equity Securities International Investors Gold Fund (As of December 31, 2011)*
Jon Lukomnik	$50,001 - $100,000	$50,001 - $100,000	$50,001 - $100,000
Jane DiRenzo Pigott	Over $100,000	Over $100,000	Over $100,000
Wayne H. Shaner	None	None	$1 - $10,000
R. Alastair Short	$1 - $10,000	$10,001 - $50,000	Over $100,000
Richard D. Stamberger	Over $100,000	Over $100,000	Over $100,000
Robert L. Stelzl	$50,001 - $100,000	$50,001 - $100,000	$50,001 - $100,000

Name of Trustee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2011)*
Jon Lukomnik	Over $100,000
Jane DiRenzo Pigott	Over $100,000
Wayne H. Shaner	$1 - $10,000
R. Alastair Short	Over $100,000
Richard D. Stamberger	Over $100,000
Robert L. Stelzl	Over $100,000

* Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

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          As of March 31, 2012, the Trustees and officers, as a group, owned less than 1% of each Fund and each class of each Fund, except for Class A (1.49%), Class I (9.29%) and Class Y (4.00%) shares of Emerging Markets Fund.

          As to each Independent Trustee and his/her immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

2011 COMPENSATION TABLE

          The Trustees are paid for services rendered to the Trust and Van Eck VIP Trust (the “Van Eck Trusts”), each a registered investment company managed by the Adviser, which are allocated to each series of the Van Eck Trusts based on their average daily net assets. Each Independent Trustee is paid an annual retainer of $50,000, a per meeting fee of $7,500 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $5,000 for telephonic meetings. The Van Eck Trusts pay the Chairperson of the Board an annual retainer of $20,000, the Chairperson of the Audit Committee an annual retainer of $10,000 and the Chairperson of the Governance Committee an annual retainer of $10,000. The Van Eck Trusts also reimburse each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

          The table below shows the compensation paid to the Trustees for the fiscal year ended December 31, 2011. Annual Trustee fees may be reviewed periodically and changed by the Board.

	Jon Lukomnik	Jane DiRenzo Pigott	Wayne Shaner	R. Alastair Short	Richard D. Stamberger	Robert Stelzl
Aggregate Compensation from the Van Eck Trusts	$100,000	$90,000	$90,000	$100,000	$110,000	$90,000
Aggregate Deferred Compensation from the Van Eck Trusts	$50,000	$90,000	$0	$0	$27,500	$45,000
Pension or Retirement Benefits Accrued as Part of the Van Eck Trusts’ Expenses	N/A	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation From the Van Eck Trusts and the Fund Complex(1) Paid to Trustee	$100,000	$90,000	$90,000	$255,875	$249,750	$90,000

(1)	The “Fund Complex“ consists of the Van Eck Trusts and Market Vectors ETF Trust.

PRINCIPAL SHAREHOLDERS

Principal Holders Ownership

          As of March 31, 2012, shareholders of record of 5% or more of the outstanding shares of each class of the Fund were as follows:

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED

Emerging Markets Fund Class A	UBS Wealth Management USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken NJ 07086-6761	7.26%

Emerging Markets Fund Class A	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 3rd Floor Jacksonville, FL 32246-6484	6.88%

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FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED

Emerging Markets Fund Class C	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 3rd Floor Jacksonville, FL 32246-6484	26.93%

Emerging Markets Fund Class C	UBS Wealth Management US Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Floor 5 Weehawken NJ 07086-6761	9.77%

Emerging Markets Fund Class I	Van Eck Absolute Return Advisers Corp. Attn: Bruce Smith 335 Madison Ave., 19th Floor New York, NY 10017-4611	97.52%

Emerging Markets Fund Class Y	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 3rd Floor Jacksonville, FL 32246-6484	68.25%

Emerging Markets Fund Class Y	Counsel Trust DBA Mid Atlantic Trust Co. FBO Van Eck Associates PSP & Trust 335 Madison Ave. New York, NY 10017-4611	15.47%

Emerging Markets Fund Class Y	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	10.66%

Global Hard Assets Fund Class A	UBS Wealth Management US Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken NJ 07086-6761	13.06%

Global Hard Assets Fund Class A	Charles Schwab & Co. Inc. Special Custody Acct. FBO Customers Instl. Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	9.74%

Global Hard Assets Fund Class A	First Clearing LLC Special Custody Omnibus Account For Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	5.80%

Global Hard Assets Fund Class C	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 3rd Floor Jacksonville, FL 32246-6484	24.82%

Global Hard Assets Fund Class C	UBS Wealth Management USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken NJ 07086-6761	9.49%

Global Hard Assets Fund Class I	Charles Schwab & Co. Inc. Special Custody Acct. FBO	27.09%

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FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED

	Customers Instl. Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905

Global Hard Assets Fund Class Y	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 3rd Floor Jacksonville, FL 32246-6484	47.24%

Global Hard Assets Fund Class Y	LPL Financial 975 Towne Centre Dr. San Diego, CA 92121-1968	8.08%

International Investors Gold Fund Class A	UBS Wealth Management USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Floor 5 Weehawken NJ 07086-6761	6.32%

International Investors Gold Fund Class A	Charles Schwab & Co. Inc. Special Custody Acct. FBO Customers Instl. Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	5.02%

International Investors Gold Fund Class C	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 3rd Floor Jacksonville, FL 32246-6484	23.67%

International Investors Gold Fund Class C	UBS Wealth Management USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken NJ 07086-6761	7.06%

International Investors Gold Fund Class I	Northern Trust Company Custodian FB ALSAC – St. Jude Hospitals PO Box 92956 Chicago, IL 60675-2956	31.15%

International Investors Gold Fund Class I	Charles Schwab & Co. Inc. Special Custody Acct. FBO Customers Instl. Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	16.68%

International Investors Gold Fund Class Y	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 3rd Floor Jacksonville, FL 32246-6484	61.46%

International Investors Gold Fund Class Y	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	7.99%

Control Person Ownership

          As of March 31, 2012, no person owned directly or through one or more controlled companies more than 25% of the voting securities of a Fund.

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POTENTIAL CONFLICTS OF INTEREST

          The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds. When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. The compensation that the Adviser receives from other clients may be higher than the compensation paid by a Fund to the Adviser. The Adviser does not believe that its activities materially disadvantage a Fund. The Adviser has implemented procedures to monitor trading across the Funds and its Other Clients.

PROXY VOTING POLICIES AND PROCEDURES

          The Funds’ proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

          The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available through the Funds’ website, at vaneck.com, or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

CODE OF ETHICS

          The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund on the day that the personnel of the Adviser requests pre-clearance, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

          Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. A Personnel member may purchase securities in an IPO or private placement, provided that he or she obtains pre-clearance of the purchase and makes certain representations.

PURCHASE OF SHARES

          If you purchase shares through a financial intermediary, different purchase minimums may apply. Van Eck reserves the right to waive the investment minimums under certain circumstances.

          The Funds may reject a purchase order for any reason, including an exchange purchase, either before or after the purchase.

          Van Eck reserves the right to allow a financial intermediary that has a Class I Agreement with Van Eck to purchase shares for its own omnibus account and for its clients’ accounts in Class I shares of a Fund on behalf of its eligible clients which are Employer-Sponsored Retirement Plans with plan assets of $3 million or more.

AVAILABILITY OF DISCOUNTS

          An investor or the Broker or Agent must notify DST or the Distributor at the time of purchase whenever a quantity discount or reduced sales charge is applicable to a purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

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BREAKPOINT LINKAGE RULES FOR DISCOUNTS

          The term “spouse” also includes civil union and common law marriage as defined by the state laws of residence. The term “child” also includes stepchild. Trust accounts may be linked by trustee if the primary owner or family member is related, by trustee, by grantor and by beneficiary.

VALUATION OF SHARES

          The net asset value per share of each of the Funds is computed by dividing the value of all of a Fund’s securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the NYSE, usually 4:00 p.m. New York time, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).

          Shares of the Funds are sold at the public offering price, which is determined once each day the Funds are open for business and is the net asset value per share. The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Funds have been received.

          Dividends paid by a Fund with respect to Class A, Class C, Class I and Class Y shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the higher distribution services fee and any incremental transfer agency costs relating to Class C shares will be borne exclusively by that Class. The Trustees have determined that currently no conflict of interest exists between the Class A, Class C, Class I and Class Y shares. On an ongoing basis, the Board, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

          Shares of International Investors Gold Fund-A, Global Hard Assets Fund-A, and Emerging Markets Fund-A are sold at the public offering price, which is determined once each day the Funds are open for business and is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectus.

          Set forth below is an example of the computation of the public offering price for shares of the International Investors Gold Fund-A, Global Hard Assets Fund-A and Emerging Markets Fund-A on December 31, 2011, under the then-current maximum sales charge:

	INTERNATIONAL INVESTORS GOLD FUND-A	GLOBAL HARD ASSETS-A	EMERGING MARKETS FUND-A
Net asset value and repurchase price per share on $.001 par value capital shares outstanding	$19.08	$43.34	$9.92
Maximum sales charge (as described in the Prospectus)	$1.16	$2.64	$0.61
Maximum offering price per share	$20.24	$45.98	$10.53

          In determining whether a deferred sales charge is applicable to Class C shares, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first from any Class A shares in the shareholder’s Fund account (unless a specific request is made to redeem a specific class of shares), Class C shares held for over one year and shares attributable to appreciation or shares acquired pursuant to reinvestment, and third of any Class C shares held longest during the applicable period.

          The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the NYSE. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price, unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by

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the Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board may prescribe.

          Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the shares of the Funds may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the NYSE which will not be reflected in the computation of the Funds’ net asset values. If events materially affecting the value of such securities occur during such period then these securities may be valued at their fair value as determined in good faith by the Board.

          Each Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, a Fund must use the security’s “fair value” as determined in good faith in accordance with the Funds’ Fair Value Pricing Procedures, which are approved by the Board. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Funds’ Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices. Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or “stale” because its price doesn’t change in 5 consecutive business days, (4) the Investment Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

          In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

          Foreign securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.

          The Board authorized the Adviser to retain an outside pricing service to value certain portfolio securities. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

          There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds’ NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds’ fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

EXCHANGE PRIVILEGE

          Shareholders of a Fund may exchange their shares for shares of the same class of other funds in the Trust. The Exchange Privilege will not be available if the proceeds from a redemption of shares of a Fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or State Street Bank and Trust Company (“SSBT”), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of a Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.

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          The Funds each reserve the right to (i) charge a fee of not more than $5.00 per exchange payable to a Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege, as disclosed in the Prospectus and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the Fund originally purchased without sales charge, for a period of not less than three (3) months.

          By exercising the Exchange Privilege, each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Trust and each of its series, their Adviser, sub-investment adviser (if any), distributor, transfer agent, SSBT and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys’ fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectus).

CLASS CONVERSIONS

          Eligible shareholders may convert their shares from one class to another class within the same Fund, without any conversion fee, upon request by such shareholders or their financial intermediaries. For federal income tax purposes, a same-fund conversion from one class to another is not expected to result in the realization by the shareholder of a capital gain or loss (non-taxable conversion). Generally, Class C shares subject to a contingent deferred redemption charge (“CDRC”) and Class A shares purchased after April 30, 2012 subject to a contingent deferred sales charge (“CDSC”) are not eligible for conversion until the applicable CDRC or CDSC period has expired. Not all share classes are available through all financial intermediaries or all their account types or programs. To determine whether you are eligible to invest in a specific class of shares, see the section of the Prospectus entitled “Shareholder Information - How to Choose a Class of Shares” and contact your financial intermediary for additional information.

INVESTMENT PROGRAMS

          Dividend Reinvestment Plan. Reinvestments of dividends of the Funds will occur on a date selected by the Board.

          Automatic Exchange Plan. Investors may arrange under the Automatic Exchange Plan to have DST collect a specified amount once a month or quarter from the investor’s account in one of the Funds and purchase full and fractional shares of another Fund in the same class at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Funds. Class C shares are not eligible.

          An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

          The expenses of the Automatic Exchange Plan are general expenses of a Fund and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days’ notice to DST.

          Letter of Intent (“LOI” or “Letter”). For LOIs, out of an initial purchase (or subsequent purchases if necessary), 5% of the specified dollar amount of an LOI will be held in escrow by DST in a shareholder’s account until the shareholder’s total purchases of the Funds (except the Money Fund) pursuant to the LOI plus a shareholder’s accumulation credit (if any) equal the amount specified in the Letter. A purchase not originally made pursuant to an LOI may be included under a backdated Letter executed within 90 days of such purchase (accumulation credit). If total purchases pursuant to the Letter plus any accumulation credit are less than the specified amount of the Letter, the shareholder must remit to the Distributor an amount equal to the difference in the dollar amount of sales charge the shareholder actually paid and the amount of sales charge which the shareholder would have paid on the aggregate purchases if the total of such purchases had been made at a single time. If the shareholder does not within 20 business days after written request by the dealer or bank or by the Distributor pay such difference in sales charge, DST, upon instructions from the Distributor, is authorized to cause to be repurchased (liquidated) an appropriate number of the escrowed shares in order to realize such difference. A shareholder irrevocably constitutes and appoints DST, as escrow agent, to surrender for repurchase any or all escrowed shares with full power of substitution in the premises and agree to the terms and conditions set forth in the Prospectus and SAI. A LOI is not effective until it is accepted by the Distributor.

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          Automatic Investment Plan. Investors may arrange under the Automatic Investment Plan to have DST collect a specified amount once a month or quarter from the investor’s checking account and purchase full and fractional shares of a Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Funds.

          An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

          The expenses of the Automatic Investment Plan are general expenses of a Fund and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days’ notice to DST.

          Automatic Withdrawal Plan. The Automatic Withdrawal Plan is designed to provide a convenient method of receiving fixed redemption proceeds at regular intervals from shares of a Fund deposited by the investor under this Plan. Class C shares are not eligible, except for automatic withdrawals for the purpose of retirement account distributions. Further details of the Automatic Withdrawal Plan are given in the application, which is available from DST or the Funds.

          In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit or purchase for deposit, with DST, the agent for the Automatic Withdrawal Plan, shares of a Fund having a total value of not less than $10,000 based on the offering price on the date the Application is accepted, except for automatic withdrawals for the purpose of retirement account distributions.

          Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor’s Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.

          Periodic checks for a specified amount will be sent to the investor, or any person designated by him, monthly or quarterly (January, April, July and October). A Fund will bear the cost of administering the Automatic Withdrawal Plan.

          Redemption of shares of a Fund deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered an actual yield or income on his investment, since part of such payments may be a return of his capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

          The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of a Fund would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.

          The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor’s death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his duly appointed legal representatives.

SHARES PURCHASED BY NON-U.S. FINANCIAL INSTITUTIONS

          Class A shares of the Funds which are sold with a sales charge may be purchased by a foreign bank or other foreign fiduciary account, with an international selling agreement, for the benefit of foreign investors at the sales charge applicable to the Funds’ $500,000 breakpoint level, in lieu of the sales charge in the above scale. The Distributor has entered into arrangements with foreign financial institutions pursuant to which such institutions may be compensated by the Distributor from its own resources for assistance in distributing Fund shares. Clients of Netherlands’ insurance companies who are not U.S. citizens or residents may purchase shares without a sales charge. Clients of fee-only advisors that purchase shares through a foreign bank or other foreign fiduciary account for the benefit of foreign investors may purchase shares without a sales charge.

TAXES

          The following summary outlines certain federal income tax considerations relating to an investment in the Fund by a taxable U.S. investor (as defined below). This summary is intended only to provide general information to U.S. investors

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that hold the shares as a capital asset, is not intended as a substitute for careful tax planning, does not address any foreign, state or local tax consequences of an investment in the Fund, and does not address the tax considerations that may be relevant to investors subject to special treatment under the Code. This summary should not be construed as legal or tax advice. This summary is based on the provisions of the Code, applicable U.S. Treasury regulations, administrative pronouncements of the Internal Revenue Service and judicial decisions in effect as of March 2012. Those authorities may be changed, possibly retroactively, or may be subject to differing interpretations so as to result in U.S. federal income tax consequences different from those summarized herein. Prospective investors should consult their own tax advisors concerning the potential federal, state, local and foreign tax consequences of an investment in the Fund, with specific reference to their own tax situation.

          As used herein, the term “U.S. investor” means an investor that, for U.S. federal income tax purposes, is (1) an individual who is a citizen or resident of the U.S., (2) a corporation, or other entity taxable as a corporation, that is created or organized in or under the laws of the U.S. or of any political subdivision thereof, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust if (i) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons as described in Code Section 7701(a)(30) have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. If a partnership or other entity treated as a partnership holds the shares, the tax treatment of a partner in such partnership or equity owner in such other entity generally will depend on the status of the partner or equity owner and the activities of the partnership or other entity.

          TAXATION OF THE FUNDS—IN GENERAL

          Each of the Funds intends to continue to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. To so qualify, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements.

          As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (net long-term capital gains in excess of net short-term capital losses) that it distributes to shareholders if at least 90% of its net investment company taxable income for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as dividend income to the extent of the Fund’s current or accumulated earnings or profits.

          Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute, or be deemed to have distributed, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Funds intend to make sufficient distributions to avoid this 4% excise tax.

          TAXATION OF THE FUNDS’ INVESTMENTS

          Original Issue Discount and Market Discount. For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Funds each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Because the Funds must include original issue discount in income, it will be more difficult for the Funds to make the distributions required for them to maintain their status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

          Debt securities may be purchased by the Funds at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Funds purchased the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a

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fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Funds elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless they make the election to include market discount currently.

          Options and Futures Transactions. Certain of the Funds’ investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Funds’ income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to options and futures contracts. The extent to which the Funds make such investments may be materially limited by these provisions of the Code.

          Foreign Currency Transactions. Under Section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts on foreign currencies that are not “regulated futures contracts,” and from unlisted or equity options are treated as ordinary income or loss under Section 988. The Funds may elect to have foreign currency related regulated futures contracts and listed non-equity options be subject to ordinary income or loss treatment under Section 988. In addition, in certain circumstances, the Funds may elect capital gain or loss treatment for foreign currency transactions. The rules under Section 988 may also affect the timing of income recognized by the Funds. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investment in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the qualifying income test described above.

          Subsidiary. As described in the Prospectus, the International Investors Gold Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes.

          A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of such Subsidiary may constitute a U.S. trade or business, or be taxed as such.

          In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.

          The Subsidiary is expected to be treated as a controlled foreign corporation (“CFC”). The International Investors Gold Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the International Investors Gold Fund is expected to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” The International Investors Gold Fund’s recognition of the Subsidiary’s “subpart F income” will increase the International Investors Gold Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the International Investors Gold Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the International Investors Gold Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Subsidiary’s parent Fund.

          Recent and prospective Congressional and Internal Revenue Service actions may potentially impact the tax treatment of the Subsidiary. In December 2010, the President signed into law the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”), which updated certain tax rules applicable to regulated investment companies. Included in the House version of the RIC Modernization Act was a provision that would have allowed regulated investment companies to treat gains from commodities as qualifying income for purposes of their 90% gross income requirement, but that provision of the bill was not included in the version of the bill that was signed into law. An inference could be drawn from this legislative history that Congress considered whether income from commodities should be included in the definition of qualifying income and concluded that it should not.

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          The Internal Revenue Service may be taking the opportunity to reconsider whether the use of a subsidiary to invest in commodities frustrates the intention of the qualifying income requirement. The Internal Revenue Service has announced an internal review of its position with respect to the tax treatment of a regulated investment company subsidiary that invests in commodities or commodity-related investments, and a moratorium on the issuance of new private letter rulings with respect to them. International Investors Gold Fund has not received a private letter ruling on its investment in the Subsidiary. In addition, on December 20, 2011, the chairman and ranking member of the Senate Permanent Subcommittee on Investigations wrote to the Commissioner of the Internal Revenue Service, requesting the Internal Revenue Service to re-evaluate its position with respect to such subsidiaries and conclude that current law does not permit regulated investment companies to utilize them to make investments in commodities. It is possible that a change in the Internal Revenue Service’s position or Congressional action could cause the Internal Revenue Service to treat distributions from the Subsidiary as income that is not qualifying income for purposes of the 90% gross income requirement, which could lead to significant adverse tax consequences for the International Investors Gold Fund.

          TAXATION OF THE SHAREHOLDERS

          Dividends of net investment income and the excess of net short-term capital gain over net long-term capital loss are generally taxable as ordinary income to shareholders. However, for taxable years beginning before January 1, 2013, a portion of the dividend income received by a Fund may constitute qualified dividend income eligible for a maximum rate of tax of 15% to individuals, trusts and estates. If the aggregate amount of qualified dividend income received by a Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), the qualified dividend rule applies only if and to the extent reported by the Fund as qualified dividend income. A Fund may report such dividends as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such dividends are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In order to be eligible for the 15% maximum rate on dividends from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by a Fund as such are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders, except to the extent of gain from a sale or disposition of collectibles, such as precious metals, taxable currently at a 28% rate. Any loss realized upon a taxable disposition of shares within a year from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period.

          Dividends of net investment income and distributions of net capital gain will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Funds, the amount of the dividend/distribution deemed to have been received by participating shareholders generally is the amount of cash which would otherwise have been received. In such case, participating shareholders will have a basis for federal income tax purposes in each share received from the Funds equal to such amount of cash.

          Dividends and/or distributions by the Funds result in a reduction in the net asset value of the Funds’ shares. Should a dividend/distribution reduce the net asset value below a shareholder’s cost basis, such dividend/distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a dividend/distribution. The price of shares purchased at that time includes the amount of any forthcoming dividend/distribution. Those investors purchasing shares just prior to a dividend/distribution will then receive a return of their investment upon payment of such dividend/distribution which will nevertheless be taxable to them.

          If a shareholder (i) incurs a sales load in acquiring shares in the Funds, and (ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load (“reinvestment right”), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder’s gain or loss on the disposition. For sales charges incurred in taxable years beginning after December 22, 2010, this sales charge deferral rule shall apply only when a shareholder makes such new acquisition of Fund shares or shares of a different regulated investment company during the period beginning on the date the original Fund shares are

46

disposed of and ending on January 31 of the calendar year following the calendar year of the disposition of the original Fund shares. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder’s basis in such shares.

          Each Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit may be allowed for shareholders who hold shares of the Fund for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date. Under certain circumstances, individual shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116 or having to comply with most foreign tax credit limitations, provided certain other requirements are met.

          Each Fund may be required to backup withhold federal income tax at a current rate of 28% from dividends paid to any shareholder who fails to furnish a certified taxpayer identification number (“TIN”) or who fails to certify that he or she is exempt from such withholding, or who the Internal Revenue Service notifies the Fund as having provided the Fund with an incorrect TIN or failed to properly report interest or dividends for federal income tax purposes. Any such withheld amount will be fully creditable on the shareholder’s U.S. federal income tax return, provided certain requirements are met. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase to 31% for amounts distributed or paid after December 31, 2012.

          New Legislation. For taxable years beginning after January 1, 2013, a 3.8% Medicare contribution tax will be imposed on the net investment income of certain high-income individuals, trusts and estates. For this purpose, net investment income generally includes, among other things, distributions paid by the Fund, including capital gain dividends (but excluding exempt interest dividends), and any net gain from the sale of Fund shares.

          FOREIGN ACCOUNT TAX COMPLIANCE ACT

          The Foreign Account Tax Compliance Act (or “FATCA”) may impose withholding taxes on certain types of U.S. source income “withholdable payments” (including dividends, rents, gains from the sale of equity securities and certain interest payments) made to “foreign financial institutions” and certain other non-financial foreign entities unless (i) the foreign financial institution undertakes certain diligence and reporting obligations or (ii) the non-financial foreign entity either certifies it does not have any substantial U.S. owners or furnishes identifying information regarding each substantial U.S. owner. To avoid withholding upon receipt of payments, a foreign financial institution must enter into an agreement with the U.S. Treasury requiring, among other things, that it undertake to identify accounts held by certain U.S. persons or U.S.-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to account holders whose actions prevent it from complying with these reporting and other requirements. Withholding under this legislation on withholdable payments to foreign financial institutions and non-financial foreign entities is expected to apply after December 31, 2014 with respect to gross proceeds of a disposition of property that can produce U.S. source interest or dividends and after December 31, 2013 with respect to other withholdable payments (although the legislation may apply sooner for such other withholdable payments made to non-financial foreign entities). Prospective investors should consult their own tax advisors regarding this new legislation.

          TAXATION OF NON-U.S. INVESTORS

          The foregoing summary of certain federal income tax considerations does not apply to potential investors in the Fund that are not U.S. investors (“Non-U.S. investors”). Distributions of ordinary income paid to Non-U.S. investors generally will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above.

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REDEMPTIONS IN KIND

          The Trust has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Dealers and intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

DESCRIPTION OF THE TRUST

          The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 3, 1985. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of each Fund, $.001 par value. The Trust currently consists of six separate series: Multi-Manager Alternatives Fund, Long/Flat Commodity Index Fund, CM Commodity Index Fund and the Funds.

          The Funds are classified as non-diversified funds under the 1940 Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund’s assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. A Fund is a separate pool of assets of the Trust which is separately managed and which may have a different investment objective from that of another Fund. The Board has the authority, without the necessity of a shareholder vote, to create any number of new series.

          Each share of a Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust’s Amended and Restated Master Trust Agreement, as amended (“Master Trust Agreement”), no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time a meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more trustees. Shares of each Fund vote as a separate class, except with respect to the election of Trustees and as otherwise required by the 1940 Act. On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the 1940 Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders.

          Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust’s property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

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ADDITIONAL INFORMATION

          Custodian. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 is the custodian of the Trust’s portfolio securities, cash, coins and bullion. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.

          Transfer Agent. DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105 serves as transfer agent for the Trust.

          Independent Registered Public Accounting Firm. Ernst & Young LLP, Five Times Square, New York, NY 10036 serves as independent registered public accounting firm for the Trust.

          Counsel. Goodwin Procter LLP, Exchange Place, Boston, MA 02109 serves as counsel to the Trust.

FINANCIAL STATEMENTS

          The audited financial statements for the fiscal year ended December 31, 2011 of the Funds are hereby incorporated by reference from the Funds’ Annual Reports to shareholders, which are available at no charge by visiting the Van Eck website at vaneck.com, or upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this SAI.

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APPENDIX A:

ADVISER’S PROXY VOTING POLICIES

VAN ECK GLOBAL PROXY VOTING POLICIES

Van Eck Global (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.

Resolving Material Conflicts of Interest

When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines , or
2.	The potential conflict will be disclosed to the client:
	a.	with a request that the client vote the proxy,
	b.	with a recommendation that the client engage another party to determine how the proxy should be voted or
	c.	if the foregoing are not acceptable to the client, disclosure of how Van Eck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.

A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a Van Eck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that

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is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

Client Inquiries

All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.

Disclosure to Clients:

1.	Notification of Availability of Information
a.

Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

2.	Availability of Proxy Voting Information
	a.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

1.	Van Eck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:
	a.	proxy statements received;
	b.	identifying number for the portfolio security;
	c.	shareholder meeting date;
	d.	brief identification of the matter voted on;
	e.	whether the vote was cast on the matter;
	f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
	g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;
h.

a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

2.

Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

3.

If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

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4.

Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Voting Foreign Proxies

At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.

Securities Lending

Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.

Proxy Voting Policy

The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.

While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.

The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

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Proxy Paper Guidelines

2012 Proxy Season

An Overview of the Glass Lewis Approach to Proxy Advice

United States

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I. A Board of Directors That Serves the Interests of Shareholders

Election of Directors

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Independence

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director – An independent director has no material financial,

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familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years[1] before the inquiry are usually considered “current” for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.

Affiliated Director – An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.[2] This includes directors whose employers have a material financial relationship with the company.[3] In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.[4]

1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

2 If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

[4] This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

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We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

•

$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

•

$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[5] and any aircraft and real estate dealings between the company and the director’s firm; or

•

1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or

5 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship ceases, we will consider the director to be independent.

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acquired the company.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Voting Recommendations on the Basis of Board Independence

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically[6] recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

Committee Independence

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.[7] We typically

[6] With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the concerning issue is not resolved.

7 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Independent Chairman

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent

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chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.[8] Another study finds that 41 percent of S&P 500 boards now separate the CEO and chairman roles, up from 26 percent in 2001, although the same study found that of those companies, only 21 percent have truly independent chairs..[9]

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Performance

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

Voting Recommendations on the Basis of Performance

We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[10]

2.	A director who belatedly filed a significant form(s) 4 or 5, or who has a

[8] Ken Favaro, Per-Ola Karlsson and Gary Neilson. “CEO Succession 2000-2009: A Decade of Convergence and Compression.” Booz & Company (from Strategy+Business, Issue 59, Summer 2010).

[9] Spencer Stuart Board Index, 2011, p. 6.

[10] However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

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pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.

A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.

All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

Audit Committees and Performance

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”[11]

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee

[11] Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

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must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

Standards for Assessing the Audit Committee

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”[12]

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:[13]

1.

All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to

[12] Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

[13] Where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

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the option grants.

2.

The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least 4 times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.

Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[14]

6.

All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.

The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.

All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

[14] Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

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11.

The audit committee chair[15] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A16 letter has been issued.

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.[17]

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

	•	The restatement involves fraud or manipulation by insiders;

	•	The restatement is accompanied by an SEC inquiry or investigation;

	•	The restatement involves revenue recognition;

	•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

	•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.	All members of an audit committee if the company repeatedly fails to file

15 In all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

[16] Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

[17] Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

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its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[18]

20.

All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

Compensation Committee Performance

Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the

[18] The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will recommend voting against for the following:[19]

1.

All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not

[19] Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

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provided with an advisory vote on executive compensation at the annual meeting.[20]

2.

Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.

3.

The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.[21]

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5.

All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.	The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

[20] Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a Say-on-Pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the Say-on-Pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the Say-on-Pay proposal.

21 In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from an F to a D grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a Say-on-Pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

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8.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9.	All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.

10.

All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12.

All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.

The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.

All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[22]

15.

All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the Say-on-Pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder

22 In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

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vote (i.e., greater than 25% of votes cast) against the Say-on-Pay proposal in the prior year, if there is no evidence that the board responded accordingly to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of vote against.

Nominating and Governance Committee Performance

The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

Regarding the nominating and or governance committee, we will recommend voting against the following:[23]

1.

All members of the governance committee[24] during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights - i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.[25] Examples of these types

[23] Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

24 If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

[25] Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

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of shareholder proposals are majority vote to elect directors and to declassify the board.

2.	The governance committee chair,[26] when the chairman is not independent and an independent lead or presiding director has not been appointed.[27]

3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.

The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

6.

The governance committee chair, when during the past year the board adopted a forum selection clause (i.e. an exclusive forum provision)[28] without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

26 If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

27 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

28 A forum selection clause is a bylaw provision stipulating that a certain state, typically Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g. shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.

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Regarding the nominating committee, we will recommend voting against the following:[29]

1.

All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.

The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3.	In the absence of a governance committee, the nominating committee chair[30] when the chairman is not independent, and an independent lead or presiding director has not been appointed.[31]

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[32]

5.

The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[33]

[29] Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

30 If the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

31 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

32 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

[33] Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

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Board-level Risk Management Oversight

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firm have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)[34], we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.

34 A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

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Experience

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.[35]

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

Other Considerations

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:

1.

A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

35 We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

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2.

A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis. Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.[36] Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.8 in 2006 and 1.2 in 2001.[37]

3.

A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4.

A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5.	Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be

[36] Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

[37] Spencer Stuart Board Index, 2011, p. 8.

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avoided to ensure the promotion of shareholder interests above all else.[38]

6.

All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.[39] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).[40]

Controlled Companies

Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

38 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e. multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

[39] Refer to Section IV. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

[40] The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1.

We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

a.

We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

b.

Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.

Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chairman or presiding director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

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Audit Committee Independence

We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

Unofficially Controlled Companies and 20-50% Beneficial Owners

Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but believe the company should otherwise be treated like another public company; we will therefore apply all other standards as outlined above.

Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

Exceptions for Recent IPOs

We believe companies that have recently completed an initial public offering (“IPO”) should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company’s IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (eg. board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1.

Adoption of a poison pill: in cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill’s adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting the pill and the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for

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electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a 5-10 year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill’s adoption. Such instances are indicative of boards that may subvert shareholders’ best interests following their IPO.

2.

Adoption of an exclusive forum provision: consistent with our general approach to boards that adopt exclusive forum provisions without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), in cases where a board adopts such a provision for inclusion in a company’s charter or bylaws before the company’s IPO, we will recommend voting against the chairman of the governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

Further, shareholders should also be wary of companies in this category that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g. a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors: The board should be made up of between five and twenty directors.

2.	The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3.	Independence of the audit committee: The audit committee should consist

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solely of independent directors.

4.	Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.

Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.

When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.

Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

Declassified Boards

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are

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elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced.”41 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.42 Further, one of those same professors found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”43 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”44

Shareholders have increasingly come to agree with this view. In 2011 more than 75% of S&P 500 companies had declassified boards, up from approximately 41% a decade ago.45 Clearly, more shareholders have supported the repeal of classified boards.

[41] Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002), page 1.

42 Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

43 Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

44 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders:
Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

45 Spencer Stuart Board Index, 2011, p. 14

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Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.46

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

Mandatory Director Term and Age limits

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

[46] Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy,” 54 Stanford Law Review 887-951 (2002).

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However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

Requiring Two or More Nominees per Board Seat

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

Shareholder Access

We expect to see a number of shareholder proposals regarding this topic in 2012. For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Section V. Compensation, Environmental, Social and Governance Shareholder Initiatives.

Majority Vote for the Election of Directors

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During 2011, Glass Lewis tracked over 40 proposals seeking to require a majority vote to elect directors at annual meetings in the U.S., a slight increase over 2010 when we tracked just under 35 proposals, but a sharp contrast to the 147 proposals tracked during 2006. The large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of

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majority voting, including approximately 79% of companies in the S&P 500 index, up from 56% in 2008.47 During 2009 these proposals received on average 59% shareholder support (based on for and against votes), up from 54% in 2008.

The plurality vote standard

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

Advantages of a majority vote standard

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and,

[47] Spencer Stuart Board Index, 2011, p. 14

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even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

II. Transparency and Integrity of Financial Reporting

Auditor Ratification

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding

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shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”48

Most recently on August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB will convene a public roundtable meeting in March 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years) particularly at companies with a history of accounting problems.

Voting Recommendations on Auditor Ratification

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.

Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[49]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other

[48] “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

49 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.

Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

Pension Accounting Issues

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

III. The Link Between Compensation and Performance

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis

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examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Advisory Vote on Executive Compensation (“Say-on-Pay”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required most companies50 to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although Say-on-Pay proposals are non-binding, a high level of “against” or “abstain” votes indicate substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

[50] Small reporting companies (as defined by the SEC as below $75,000,000 in market capitalization) received a two-year reprieve and will only be subject to say-on-pay requirements beginning at meetings held on or after January 21, 2013.

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We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis focuses on four main areas when reviewing Say-on-Pay proposals:

•	The overall design and structure of the Company’s executive compensation program including performance metrics;

•	The quality and content of the Company’s disclosure;

•	The quantum paid to executives; and

•	The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades

We also review any significant changes or modifications, and rationale for such changes, made to the Company’s compensation structure or award amounts, including base salaries.

Say-on-Pay Voting Recommendations

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

•	Inappropriate peer group and/or benchmarking issues

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•	Inadequate or no rationale for changes to peer groups

•	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes

•	Guaranteed bonuses

•	Targeting overall levels of compensation at higher than median without adequate justification

•	Bonus or long-term plan targets set at less than mean or negative performance levels

•	Performance targets not sufficiently challenging, and/or providing for high potential payouts

•	Performance targets lowered, without justification

•	Discretionary bonuses paid when short- or long-term incentive plan targets were not met

•	Executive pay high relative to peers not justified by outstanding company performance

•	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” below)

In the instance that a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

Additional Scrutiny for Companies with Significant Opposition in 2011

At companies that received a significant shareholder vote (anything greater than 25%) against their say on pay proposal in 2011, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year’s vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on this issue and responding accordingly, we will recommend holding compensation committee members accountable for a failure to respond in consideration of the level of the vote against and the severity and history of the compensation problems.

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Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

Short-Term Incentives

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on internal financial measures such as net profit after tax, EPS growth and divisional profitability as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. However, we accept variations from these metrics if they are tied to the Company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance as measured by such indicators as increase in profit and/or EPS growth over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation why these significant short-term payments were made.

Long-Term Incentives

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

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•	No re-testing or lowering of performance conditions

•	Performance metrics that cannot be easily manipulated by management

•	Two or more performance metrics

•	At least one relative performance metric that compares the company’s performance to a relevant peer group or index

•	Performance periods of at least three years

•	Stretching metrics that incentivize executives to strive for outstanding performance

•	Individual limits expressed as a percentage of base salary

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business.

Glass Lewis believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation. External benchmarks should be disclosed and transparent, such as total shareholder return (“TSR”) against a well-selected sector index, peer group or other performance hurdle. The rationale behind the selection of a specific index or peer group should be disclosed. Internal benchmarks (e.g. earnings per share growth) should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade, see below for more information, and specifically the proportion of total compensation that is stock-based.

Pay for Performance

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Therefore, Glass Lewis developed a proprietary pay-for-performance model to evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against four peer groups and across seven performance metrics. Using a forced curve and a school letter-grade system, we grade companies from A-F according to their pay-for-performance linkage. The grades guide

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our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend shareholders to vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs.

Recoupment (“Clawback”) Provisions

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

Frequency of Say-on-Pay

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

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Vote on Golden Parachute Arrangements

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements will benefit all shareholders. Glass Lewis will analyze each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs double).

Equity-Based Compensation Plan Proposals

We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees,

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managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

1.	Companies should seek more shares only when needed.

2.	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently).

3.	If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

4.	Annual net share count and voting power dilution should be limited.

5.	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

6.	The expected annual cost of the plan should be proportional to the business’s value.

7.	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.

8.	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9.	Plans should not permit re-pricing of stock options.

10.	Plans should not contain excessively liberal administrative or payment terms.

11.	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements.

12.	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

Option Exchanges

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

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We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

1.	Officers and board members cannot participate in the program;

2.	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

3.	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

4.	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

Option Backdating, Spring-Loading, and Bullet-Dodging

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

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Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.51

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will

[51] Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(m) Plans

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

Director Compensation Plans

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. Director fees should be competitive in order to retain and attract

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qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

IV. Governance Structure and the Shareholder Franchise

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill

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that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

1.	The form of offer is not required to be an all-cash transaction;

2.	The offer is not required to remain open for more than 90 business days;

3.	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

4.	There is no fairness opinion requirement; and

5.	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL Poison Pills

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”52 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in

[52] Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

Fair Price Provisions

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the

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board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

Reincorporation

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:

1.	Is the board sufficiently independent?

2.	Does the Company have anti-takeover protections such as a poison pill or classified board in place?

3.	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

4.	Do shareholders have the right to call special meetings of shareholders?

5.	Are there other material governance issues at the Company?

6.	Has the Company’s performance matched or exceeded its peers in the past one and three years?

7.	How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

8.	Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

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EXCLUSIVE FORUM PROVISIONS

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision. Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

Authorized Shares

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.

Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.

Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.

Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.	Financing for Operations – We review the company’s cash position and its

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ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Advance Notice Requirements

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

Voting Structure

Cumulative Voting

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up

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for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes

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could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Supermajority Vote Requirements

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

Transaction of Other Business

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

Anti-Greenmail Proposals

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

Mutual Funds: Investment Policies and Advisory Agreements

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;

•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.

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We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

V. Compensation, Environmental, Social and Governance Shareholder Initiatives

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase

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and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

The following is a discussion of Glass Lewis’ approach to certain common shareholder resolutions. We note that the following is not an exhaustive list of all shareholder proposals.

Compensation

Glass Lewis carefully reviews executive compensation since we believe that this is an important area in which the board’s priorities and effectiveness are revealed. Executives should be compensated with appropriate base salaries and incentivized with additional awards in cash and equity only when their performance and that of the company warrants such rewards. Compensation, especially when also in line with the compensation paid by the company’s peers, should lead to positive results for shareholders and ensure the use of appropriate incentives that drives those results over time.

However, as a general rule, Glass Lewis does not believe shareholders should be involved in the approval and negotiation of compensation packages. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of directors. Therefore, Glass Lewis closely scrutinizes shareholder proposals relating to compensation to determine if the requested action or disclosure has already accomplished or mandated and whether it allows sufficient, appropriate discretion to the board to design and implement reasonable compensation programs.

Disclosure of Individual Compensation

Glass Lewis believes that disclosure of information regarding compensation is critical to allowing shareholders to evaluate the extent to which a company’s pay is based on performance. However, we recognize that the SEC currently mandates significant executive compensation disclosure. In some cases, providing information beyond that which is required by the SEC, such as the details of individual employment agreements of employees below the senior level, could create internal personnel tension or put the company at a competitive disadvantage, prompting employee poaching by competitors. Further, it is difficult to see how this information would be beneficial to shareholders. Given these concerns, Glass Lewis typically does not believe that shareholders would benefit from additional disclosure of individual compensation packages beyond the

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significant level that is already required; we therefore typically recommend voting against shareholder proposals seeking such detailed disclosure. We will, however, review each proposal on a case by basis, taking into account the company’s history of aligning executive compensation and the creation of shareholder value.

Linking Pay with Performance

Glass Lewis views performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. In our view, an executive’s compensation should be specific to the company and its performance, as well as tied to the executive’s achievements within the company.

However, when firms have inadequately linked executive compensation and company performance we will consider recommending supporting reasonable proposals seeking that a percentage of equity awards be tied to performance criteria. We will also consider supporting appropriately crafted proposals requesting that the compensation committee include multiple performance metrics when setting executive compensation, provided that the terms of the shareholder proposal are not overly prescriptive. Though boards often argue that these types of restrictions unduly hinder their ability to attract talent we believe boards can develop an effective, consistent and reliable approach to remuneration utilizing a wide range (and an appropriate mix) of fixed and performance-based compensation.

Retirement Benefits & Severance

As a general rule, Glass Lewis believes that shareholders should not be involved in the approval of individual severance plans. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of its director members.

However, when proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive’s base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, based on the executive’s average annual compensation for the most recent five years, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit without an offsetting incentive to the executive. We believe that shareholders should be consulted before relinquishing such a right, and we believe implementing such policies would still leave companies with sufficient freedom to enter into appropriate severance arrangements.

Following the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), the SEC proposed rules that would require that public companies

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hold advisory shareholder votes on compensation arrangements and understandings in connection with merger transactions, also known as “golden parachute” transactions. Effective April 4, 2011, the SEC requires that companies seeking shareholder approval of a merger or acquisition transaction must also provide disclosure of certain “golden parachute” compensation arrangements and, in certain circumstances, conduct a separate shareholder advisory vote to approve golden parachute compensation arrangements.

Bonus Recoupments (“Clawbacks”)

We believe it is prudent for boards to adopt detailed and stringent policies whereby, in the event of a restatement of financial results, the board will review all performance related bonuses and awards made to senior executives during the period covered by a restatement and will, to the extent feasible, recoup such bonuses to the extent that performance goals were not achieved. While the Dodd-Frank Act mandates that all companies adopt clawback policies that will require companies to develop a policy to recover compensation paid to current and former executives erroneously paid during the three year prior to a restatement, the SEC has yet to finalize the relevant rules. As a result, we expect to see shareholder proposals regarding clawbacks in the upcoming proxy season.

When examining proposals requesting that companies adopt recoupment policies, Glass Lewis will first review any relevant policies currently in place. When the board has already committed to a proper course, and the current policy covers the major tenets of the proposal, we see no need for further action. Further, in some instances, shareholder proposals may call for board action that contravenes legal obligations under existing employment agreements. In other cases proposals may excessively limit the board’s ability to exercise judgment and reasonable discretion, which may or may not be warranted, depending on the specific situation of the company in question. We believe it is reasonable that a mandatory recoupment policy should only affect senior executives and those directly responsible for the company’s accounting errors.

We note that where a company is entering into a new executive employment contract that does not include a clawback provision and the company has had a material restatement in the recent past, Glass Lewis will recommend voting against the responsible members of the compensation committee. The compensation committee has an obligation to shareholders to include reasonable controls in executive contracts to prevent payments in the case of inappropriate behavior.

Golden Coffins

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Glass Lewis does not believe that the payment of substantial, unearned posthumous compensation provides an effective incentive to executives or aligns the interests of executives with those of shareholders. Glass Lewis firmly believes that compensation paid to executives should be clearly linked to the creation of shareholder value. As such, Glass Lewis favors compensation plans centered on the payment of awards contingent upon the satisfaction of sufficiently stretching and appropriate performance metrics. The payment of posthumous unearned and unvested awards should be subject to shareholder approval, if not removed from compensation policies entirely. Shareholders should be skeptical regarding any positive benefit they derive from costly payments made to executives who are no longer in any position to affect company performance.

To that end, we will consider supporting a reasonably crafted shareholder proposal seeking to prohibit, or require shareholder approval of, the making or promising of any survivor benefit payments to senior executives’ estates or beneficiaries. We will not recommend supporting proposals that would, upon passage, violate existing contractual obligations or the terms of compensation plans currently in effect.

Retention of Shares until Retirement

We strongly support the linking of executive pay to the creation of long-term sustainable shareholder value and therefore believe shareholders should encourage executives to retain some level of shares acquired through equity compensation programs to provide continued alignment with shareholders. However, generally we do not believe that requiring senior executives to retain all or an unduly high percentage of shares acquired through equity compensation programs following the termination of their employment is the most effective or desirable way to accomplish this goal. Rather, we believe that restricting executives’ ability to exercise all or a supermajority of otherwise vested equity awards until they leave the company may hinder the ability of the compensation committee to both attract and retain executive talent. In our view, otherwise qualified and willing candidates could be dissuaded from accepting employment if he/she believes that his/her compensation could be dramatically affected by financial results unrelated to their own personal performance or tenure at the company. Alternatively, an overly strict policy could encourage existing employees to quit in order to realize the value locked in their incentive awards. As such, we will not typically recommend supporting proposals requiring the retention of significant amounts of equity compensation following termination of employment at target firms.

Tax Gross-Ups

Tax gross-ups can act as an anti-takeover measure, as larger payouts to executives result in larger gross-ups, which could artificially inflate the ultimate purchase price under a takeover or merger scenario. Additionally, gross-ups can result in opaque compensation

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packages where shareholders are unlikely to be aware of the total compensation an executive may receive. Further, we believe that in instances where companies have severance agreements in place for executives, payments made pursuant to such arrangements are often large enough to soften the blow of any additional excise taxes. Finally, such payments are not performance based, providing no incentive to recipients and, if large, can be a significant cost to companies.

Given the above, we will typically recommend supporting proposals requesting that a compensation committee adopt a policy that it will not make or promise to make to its senior executives any tax gross-up payments, except those applicable to management employees of the company generally, such as a relocation or expatriate tax equalization policy.

Linking Executive Pay to Environmental and Social Criteria

We recognize that a company’s involvement in environmentally sensitive and labor-intensive industries influences the degree to which a firm’s overall strategy must weigh environmental and social concerns. However, we also understand that the value generated by incentivizing executives to prioritize environmental and social issues is difficult to quantify and therefore measure, and necessarily varies among industries and companies.

When reviewing such proposals seeking to tie executive compensation to environmental or social practices, we will review the target firm’s compliance with (or contravention of) applicable laws and regulations, and examine any history of environmental and social related concerns including those resulting in material investigations, lawsuits, fines and settlements. We will also review the firm’s current compensation policies and practice. However, with respect to executive compensation, Glass Lewis generally believes that such policies should be left to the compensation committee.

Governance

Declassification of the Board

Glass Lewis believes that classified boards (or “staggered boards”) do not serve the best interests of shareholders. Empirical studies have shown that: (i) companies with classified boards may show a reduction in firm value; (ii) in the context of hostile takeovers, classified boards operate as a takeover defense, which entrenches management, discourages potential acquirers and delivers less return to shareholders; and (iii) companies with classified boards are less likely to receive takeover bids than those with single class boards. Annual election of directors provides increased accountability and requires directors to focus on the interests of shareholders. When

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companies have classified boards shareholders are deprived of the right to voice annual opinions on the quality of oversight exercised by their representatives.

Given the above, Glass Lewis believes that classified boards are not in the best interests of shareholders and will continue to recommend shareholders support proposals seeking their repeal.

Right of Shareholders to Call a Special Meeting

Glass Lewis strongly believes that shareholders should have the ability to call meetings of shareholders between annual meetings to consider matters that require prompt attention. However, in order to prevent abuse and waste of corporate resources by a small minority of shareholders, we believe that shareholders representing at least a sizable minority of shares must support such a meeting prior to its calling. Should the threshold be set too low, companies might frequently be subjected to meetings whose effect could be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. Typically we believe this threshold should not fall below 10-15% of shares, depending on company size.

In our case-by-case evaluations, we consider the following:

•	Company size

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

•	Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin-offs, etc.)

•	Existence of anti-takeover protections or other entrenchment devices

•	Opportunities for shareholder action (e.g., ability to act by written consent)

•	Existing ability for shareholders to call a special meeting

Right of Shareholders to Act by Written Consent

Glass Lewis strongly supports shareholders’ right to act by written consent. The right to act by written consent enables shareholders to take action on important issues that arise between annual meetings. However, we believe such rights should be limited to at least the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote were present and voting.

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In addition to evaluating the threshold for which written consent may be used (e.g. majority of votes cast or outstanding), we will consider the following when evaluating such shareholder proposals:

•	Company size

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

•	Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin offs, etc.)

•	Existence of anti-takeover protections or other entrenchment devices

•	Opportunities for shareholder action (e.g., ability and threshold to call a special meeting)

•	Existing ability for shareholders to act by written consent

Board Composition

Glass Lewis believes the selection and screening process for identifying suitably qualified candidates for a company’s board of directors is one which requires the judgment of many factors, including the balance of skills and talents, the breadth of experience and diversity of candidates and existing board members. Diversity of skills, abilities and points of view can foster the development of a more creative, effective and dynamic board. In general, however, we do not believe that it is in the best interests of shareholders for firms to be beholden to arbitrary rules regarding its board, or committee, composition. We believe such matters should be left to a board’s nominating committee, which is generally responsible for establishing and implementing policies regarding the composition of the board. Members of this committee may be held accountable through the director election process. However, we will consider supporting reasonable, well-crafted proposals to increase board diversity where there is evidence a board’s lack of diversity lead to a decline in shareholder value.

Reimbursement of Solicitation Expenses

Where a dissident shareholder is seeking reimbursement for expenses incurred in waging a contest or submitting a shareholder proposal and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for reasonable expenses. In those rare cases where a shareholder has put

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his or her own time and money into organizing a successful campaign to unseat a poorly performing director (or directors) or sought support for a shareholder proposal, we feel that the shareholder should be entitled to reimbursement of expenses by other shareholders, via the company. We believe that, in such cases, shareholders express their agreement by virtue of their majority vote for the dissident (or the shareholder proposal) and will share in the expected improvement in company performance.

Majority Vote for the Election of Directors

If a majority vote standard were implemented, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Further, occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests. Glass Lewis will generally support shareholder proposals calling for the election of directors by a majority vote, except for use in contested director elections.

Cumulative Vote for the Election of Directors

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders. However, when a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Given the above, where a company (i) has adopted a true majority vote standard; (ii) has simultaneously proposed a management-initiated true majority vote standard; or (iii) is simultaneously the target of a true majority vote standard shareholder proposal, Glass Lewis will recommend voting against cumulative voting proposals due to the potential incompatibility of the two election methods.

For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against

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cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Supermajority Vote Requirements

We believe that a simple majority is appropriate to approve all matters presented to shareholders, and will recommend that shareholders vote accordingly. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. In a takeover context supermajority vote requirements can strongly limit the voice of shareholders in making decisions on crucial matters such as selling the business. These limitations in turn may degrade share value and can reduce the possibility of buyout premiums for shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority of shareholders.

Independent Chairman

Glass Lewis views an independent chairman as better able to oversee the executives and set a pro-shareholder agenda in the absence of the conflicts that a CEO, executive insider, or close company affiliate may face. Separating the roles of CEO and chairman may lead to a more proactive and effective board of directors. The presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. We believe that the separation of these two key roles eliminates the conflict of interest that inevitably occurs when a CEO, or other executive, is responsible for self-oversight. As such, we will typically support reasonably crafted shareholder proposals seeking the installation of an independent chairman at a target company. However, we will not support proposals that include overly prescriptive definitions of “independent.”

Proxy Access

Shareholders have consistently sought mechanisms through which they could secure a meaningful voice in director elections in recent years. While many of these efforts have centered on regulatory changes at the SEC, the United States Congress and the Obama Administration have placed “Proxy Access” in the spotlight of the U.S. Government’s most recent corporate governance-related financial reforms. Regulations allowing or mandating the reimbursement of solicitation expenses for successful board candidates exist and further regulation is pending. A 2009 amendment to the Delaware Corporate Code allows companies to adopt bylaw provisions providing shareholders proxy access.

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Further, in July 2010, President Obama signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act, (the “Dodd-Frank Act”). This Act provides the SEC with the authority to adopt rules permitting shareholders to use issuer proxy solicitation materials to nominate director candidates. The SEC received over 500 comments regarding proposed proxy access, some of which questioned the agency’s authority to adopt such a rule. Nonetheless, in August 2010, the SEC adopted final Rule 14a-11, which under certain circumstances, gives shareholders (and shareholder groups) who have collectively held at least 3% of the voting power of a company’s securities continuously for at least three years, the right to nominate up to 25% of a board’s directors and have such nominees included on a company’s ballot and described in its proxy statement. While final Rule 14a-11 was originally scheduled to take effect on November 15, 2010, on October 4, 2010, the SEC announced that it would delay the rule’s implementation following the filing of a lawsuit by the U.S. Chamber Of Commerce and the Business Roundtable. In July 2011, the United States Court of Appeals for the District of Columbia ruled against the SEC based on what it perceived to be the SEC’s failure to fully consider the costs and the benefits of the proxy access rules. On September 6, 2011, the SEC announced that it would not be seeking rehearing of the decision. However, while rule 14a-11 was vacated, the U.S. Court of Appeals issued a stay on the “private ordering” amendments to Rule 14a-8, meaning that companies are no longer able to exclude shareholder proposals requesting that they adopt procedures to allow for shareholder nominees to be included in proxy statements (“Statement by SEC Chairman Mary L. Schapiro on Proxy Access Ligation.” SEC Press Release. September 6, 2011).

Glass Lewis will consider supporting well-crafted and reasonable proposals requesting proxy access, as we believe that in some cases, adoption of this provision allows for improved shareholder rights and ensures that shareholders who maintain a long-term interest in the target company have an ability to nominate candidates for the board. Glass Lewis reviews proposals requesting proxy access on a case-by-case basis, and will consider the following in our analysis:

•	Company size;

•	The shareholder proponent and their reasoning for putting forth the proposal at the target company;

•	The percentage ownership requested and holding period requirement;

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.);

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards,

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etc.) and reaction to shareholder proposals;

•	Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin-offs, etc.);

•	Existence of anti-takeover protections or other entrenchment devices; and

•	Opportunities for shareholder action (e.g., ability to act by written consent or right to call a special meeting).

Environment

There are significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Directors should monitor management’s performance in mitigating environmental risks attendant with operations in order to eliminate or minimize the risks to the company and shareholders.

When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable. When a substantial environmental risk has been ignored or inadequately addressed, we may recommend voting against responsible members of the governance committee, or members of a committee specifically charged with sustainability oversight.

With respect to environmental risk, Glass Lewis believes companies should actively consider their exposure to:

Direct environmental risk: Companies should evaluate financial exposure to direct environmental risks associated with their operations. Examples of direct environmental risks are those associated with spills, contamination, hazardous leakages, explosions, or reduced water or air quality, among others. Further, firms should consider their exposure to environmental risks emanating from systemic change over which they may have only limited control, such as insurance companies affected by increased storm severity and frequency resulting from climate change.

Risk due to legislation/regulation: Companies should evaluate their exposure to shifts or potential shifts in environmental regulation that affect current and planned operations. Regulation should be carefully monitored in all jurisdictions within which the company operates. We look closely at relevant and proposed legislation and evaluate whether the company has responded appropriately.

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Legal and reputational risk: Failure to take action on important issues may carry the risk of damaging negative publicity and potentially costly litigation. While the effect of high-profile campaigns on shareholder value may not be directly measurable, in general we believe it is prudent for firms to evaluate social and environmental risk as a necessary part in assessing overall portfolio risk.

If there is a clear showing that a company has inadequately addressed these risks, Glass Lewis may consider supporting appropriately crafted shareholder proposals requesting increased disclosure, board attention or, in limited circumstances, specific actions. In general, however, we believe that boards and management are in the best position to address these important issues, and will only rarely recommend that shareholders supplant their judgment regarding operations.

Climate Change and Green House Gas Emission Disclosure

Glass Lewis will consider recommending a vote in favor of a reasonably crafted proposal to disclose a company’s climate change and/or greenhouse gas emission strategies when (i) a company has suffered financial impact from reputational damage, lawsuits and/or government investigations, (ii) there is a strong link between climate change and its resultant regulation and shareholder value at the firm, and/or (iii) the company has inadequately disclosed how it has addressed climate change risks. Further, we will typically recommend supporting proposals seeking disclosure of greenhouse gas emissions at companies operating in carbon- or energy- intensive industries, such basic materials, integrated oil and gas, iron and steel, transportation, utilities, and construction. We are not inclined, however, to support proposals seeking emissions reductions, or proposals seeking the implementation of prescriptive policies relating to climate change.

Sustainability and other Environmentally-Related Reports

When evaluating requests that a firm produce an environmentally-related report, such as a sustainability report or a report on coal combustion waste or hydraulic fracturing, we will consider, among other things:

•	The financial risk to the company from the firm’s environmental practices and/or regulation;

•	The relevant company’s current level of disclosure;

•	The level of sustainability information disclosed by the firm’s peers;

•	The industry in which the firm operates;

•	The level and type of sustainability concerns/controversies at the relevant firm,

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if any;

•	The time frame within which the relevant report is to be produced; and

•	The level of flexibility granted to the board in the implementation of the proposal.

In general, we believe that firms operating in extractive industries should produce reports regarding the risks presented by their environmental activities, and will consider recommending a vote for reasonably crafted proposals requesting that such a report be produced; however, as with all shareholder proposals, we will evaluate these report requests on a case by case basis.

Oil Sands

The procedure required to extract usable crude from oil sands emits significantly more greenhouse gases than do conventional extraction methods. In addition, development of the oil sands has a deleterious effect on the local environment, such as Canada’s boreal forests which sequester significant levels of carbon. We believe firms should strongly consider and evaluate exposure to financial, legal and reputational risks associated with investment in oil sands.

We believe firms should adequately disclose their involvement in the oil sands, including a discussion of exposure to sensitive political and environmental areas. Firms should broadly outline the scope of oil sands operations, describe the commercial methods for producing oil, and discuss the management of greenhouse gas emissions. However, we believe that detailed disclosure of investment assumptions could unintentionally reveal sensitive information regarding operations and business strategy, which would not serve shareholders’ interest. We will review all proposals seeking increased disclosure of oil sands operations in the above context, but will typically not support proposals seeking cessation or curtailment of operations.

Sustainable Forestry

Sustainable forestry provides for the long-term sustainable management and use of trees and other non-timber forest products. Retaining the economic viability of forests is one of the tenets of sustainable forestry, along with encouraging more responsible corporate use of forests. Sustainable land use and the effective management of land are viewed by some shareholders as important in light of the impact of climate change. Forestry certification has emerged as a way that corporations can address prudent forest management. There are currently several primary certification schemes such as the Sustainable Forestry Initiative (“SFI”) and the Forest Stewardship Council (“FSC”).

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There are nine main principles that comprise the SFI: (i) sustainable forestry; (ii) responsible practices; (iii) reforestation and productive capacity; (iv) forest health and productivity; (v) long-term forest and soil productivity; (vi) protection of water resources; (vii) protection of special sites and biodiversity; (viii) legal compliance; and (ix) continual improvement.

The FSC adheres to ten basic principles: (i) compliance with laws and FSC principles; (ii) tenure and use rights and responsibilities; (iii) indigenous peoples’ rights; (iv) community relations and workers’ rights; (v) benefits from the forest; (vi) environmental impact; (vii) management plan; (viii) monitoring and assessment; (ix) maintenance of high conservation value forests; and (x) plantations.

Shareholder proposals regarding sustainable forestry have typically requested that the firm comply with the above SFI or FSC principles as well as to assess the feasibility of phasing out the use of uncertified fiber and increasing the use of certified fiber. We will evaluate target firms’ current mix of certified and uncertified paper and the firms’ general approach to sustainable forestry practices, both absolutely and relative to its peers but will only support proposals of this nature when we believe that the proponent has clearly demonstrated that the implementation of this proposal is clearly linked to an increase in shareholder value.

Social Issues

Non-Discrimination Policies

Companies with records of poor labor relations may face lawsuits, efficiency-draining turnover, poor employee performance, and/or distracting, costly investigations. Moreover, as an increasing number of companies adopt inclusive EEO policies, companies without comprehensive policies may face damaging recruitment, reputational and legal risks. We believe that a pattern of making financial settlements as a result of lawsuits based on discrimination could indicate investor exposure to ongoing financial risk. Where there is clear evidence of employment practices resulting in negative economic exposure, Glass Lewis may support shareholder proposals addressing such risks.

MacBride Principles

To promote peace, justice and equality regarding employment in Northern Ireland, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, proposed the following equal opportunity employment principles:

1.	Increasing the representation of individuals from underrepresented religious

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groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs;

2.	Adequate security for the protection of minority employees both at the workplace and while traveling to and from work;

3.	The banning of provocative religious or political emblems from the workplace;

4.	All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups;

5.	Layoff, recall, and termination procedures should not, in practice, favor particular religious groupings;

6.	The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin;

7.

The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees;

8.	The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement; and

9.	The appointment of senior management staff member to oversee the company’s affirmative action efforts and setting up of timetables to carry out affirmative action principles.

Proposals requesting the implementation of the above principles are typically proposed at firms that operate, or maintain subsidiaries that operate, in Northern Ireland. In each case, we will examine the company’s current equal employment opportunity policy and the extent to which the company has been subject to protests, fines, or litigation regarding discrimination in the workplace, if any. Further, we will examine any evidence of the firm’s specific record of labor concerns in Northern Ireland.

Human Rights

Glass Lewis believes explicit policies set out by companies’ boards of directors on human rights provides shareholders with the means to evaluate whether the company has taken steps to mitigate risks from its human rights practices. As such, we believe that it is prudent for firms to actively evaluate risks to shareholder value stemming from global activities and human rights practices along entire supply chains. Findings and investigations of human rights abuses can inflict, at a minimum, reputational damage on targeted companies and have the potential to dramatically reduce shareholder value. This is particularly true for companies operating in emerging market countries in

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extractive industries and in politically unstable regions. As such, while we typically rely on the expertise of the board on these important policy issues, we recognize that, in some instances, shareholders could benefit from increased reporting or further codification of human rights policies.

Military and US Government Business Policies

Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs, most of which are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where similar disclosure is already mandated by law, unless circumstances exist that warrant the additional disclosure.

Foreign Government Business Policies

Where a corporation operates in a foreign country, Glass Lewis believes that the company and board should maintain sufficient controls to prevent illegal or egregious conduct with the potential to decrease shareholder value, examples of which include bribery, money laundering, severe environmental violations or proven human rights violations. We believe that shareholders should hold board members, and in particular members of the audit committee and CEO, accountable for these issues when they face reelection, as these concerns may subject the company to financial risk. In some instances, we will support appropriately crafted shareholder proposals specifically addressing concerns with the target firm’s actions outside its home jurisdiction.

Health Care Reform Principles

Health care reform in the United States has long been a contentious political issue and Glass Lewis therefore believes firms must evaluate and mitigate the level of risk to which they may be exposed regarding potential changes in health care legislation. Over the last several years, Glass Lewis has reviewed multiple shareholder proposals requesting that boards adopt principles for comprehensive health reform, such as the following based upon principles reported by the Institute of Medicine:

•	Health care coverage should be universal;

•	Health care coverage should be continuous;

•	Health care coverage should be affordable to individuals and families;

•	The health insurance strategy should be affordable and sustainable for society; and

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•	Health insurance should enhance health and well-being by promoting access to high-quality care that is effective, efficient, safe, timely, patient-centered and equitable.

In general, Glass Lewis believes that individual corporate board rooms are not the appropriate forum in which to address evolving and contentious national policy issues. The adoption of a narrow set of principles could limit the board’s ability to comply with new regulation or to appropriately and flexibly respond to health care issues as they arise. As such, barring a compelling reason to the contrary, we typically do not support the implementation of national health care reform principles at the company level.

Tobacco

Glass Lewis recognizes the contentious nature of the production, procurement, marketing and selling of tobacco products. We also recognize that tobacco companies are particularly susceptible to reputational and regulatory risk due to the nature of its operations. As such, we will consider supporting uniquely tailored and appropriately crafted shareholder proposals requesting increased information or the implementation of suitably broad policies at target firms on a case-by-case basis. However, we typically do not support proposals requesting that firms shift away from, or significantly alter, the legal production or marketing of core products.

Reporting Contributions and Political Spending

While corporate contributions to national political parties and committees controlled by federal officeholders are prohibited under federal law, corporations can legally donate to state and local candidates, organizations registered under 26 USC Sec. 527 of the Internal Revenue Code and state-level political committees. There is, however, no standardized manner in which companies must disclose this information. As such, shareholders often must search through numerous campaign finance reports and detailed tax documents to ascertain even limited information. Corporations also frequently use trade associations, which are not required to report funds they receive for or spend on political activity, as a means for corporate political action.

Further, in 2010 the Citizens United v. Federal Election Commission decision by the Supreme Court affirmed that corporations are entitled to the same free speech laws as individuals and that it is legal for a corporation to donate to political causes without monetary limit. While the decision did not remove bans on direct contributions to candidates, companies are now able to contribute indirectly, and substantially, to candidates through political organizations. Therefore, it appears companies will enjoy greater latitude in their political actions by this recent decision.

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When evaluating whether a requested report would benefit shareholders, Glass Lewis seeks answers to the following three key questions:

•	Is the Company’s disclosure comprehensive and readily accessible?

•	How does the Company’s political expenditure policy and disclosure compare to its peers?

•	What is the Company’s current level of oversight?

Glass Lewis will consider supporting a proposal seeking increased disclosure of corporate political expenditure and contributions if the firm’s current disclosure is insufficient, or if the firm’s disclosure is significantly lacking compared to its peers. Further, we will typically recommend voting for proposals requesting reports on lobbying or political contributions and expenditures when there is no explicit board oversight or there is evidence of inadequate board oversight. Given that political donations are strategic decisions intended to increase shareholder value and have the potential to negatively affect the company, we believe the board should either implement processes and procedures to ensure the proper use of the funds or closely evaluate the process and procedures used by management. We will also consider supporting such proposals when there is verification, or credible allegations, that the company is mismanaging corporate funds through political donations. If Glass Lewis discovers particularly egregious actions by the company, we will consider recommending voting against the governance committee members or other responsible directors.

Animal Welfare

Glass Lewis believes that it is prudent for management to assess potential exposure to regulatory, legal and reputational risks associated with all business practices, including those related to animal welfare. A high-profile campaign launched against a company could result in shareholder action, a reduced customer base, protests and potentially costly litigation. However, in general, we believe that the board and management are in the best position to determine policies relating to the care and use of animals. As such, we will typically vote against proposals seeking to eliminate or limit board discretion regarding animal welfare unless there is a clear and documented link between the board’s policies and the degradation of shareholder value.

Internet Censorship

Legal and ethical questions regarding the use and management of the Internet and the worldwide web have been present since access was first made available to the public almost twenty years ago. Prominent among these debates are the issues of privacy,

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censorship, freedom of expression and freedom of access. Glass Lewis believes that it is prudent for management to assess its potential exposure to risks relating to the internet management and censorship policies. As has been seen at other firms, perceived violation of user privacy or censorship of Internet access can lead to high-profile campaigns that could potentially result in decreased customer bases or potentially costly litigation. In general, however, we believe that management and boards are best equipped to deal with the evolving nature of this issue in various jurisdictions of operation.

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INTERNATIONAL
PROXY PAPER POLICY GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO INTERNATIONAL PROXY ADVICE FOR 2012

Please note: Glass Lewis creates separate proxy voting policies designed specifically for each individual country. The following is a distillation of the various country-specific policies.

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I. ELECTION OF DIRECTORS

Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

Board Composition

When companies disclose sufficient relevant information, we look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, we will consider recommending abstaining on the directors’ election.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 10-20% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors for the following reasons:

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• A director who attends less than 75% of the board and applicable committee meetings.
• A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

• CFO who presently sits on the board.
• Director who presently sits on an excessive number of boards.
• Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.
• Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
• Director with an interlocking directorship.

Slate Elections

In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If significant issues exist concerning one or more of the nominees or in markets where directors are generally elected individually, we will recommend voting against the entire slate of directors.

Board Committee Composition

We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.

Review of Risk Management Controls

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

Classified Boards

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Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

II. FINANCIAL REPORTING

Accounts and Reports

Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.

Income Allocation (Distribution of Dividend)

In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

Appointment of Auditors and Authority to Set Fees

We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised.

However, we recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

• When audit fees added to audit-related fees total less than one-half of total fees.

• When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

• When the company has aggressive accounting policies.
• When the company has poor disclosure or lack of transparency in financial statements.
• When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

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• When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

III. COMPENSATION

Compensation Report/Compensation Policy

We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

We will usually recommend voting against approval of the compensation report or policy when the following occur:

•	Gross disconnect between pay and performance;
•	Performance goals and metrics are inappropriate or insufficiently challenging;
•

Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;

•	Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;
•	Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;
•	Guaranteed bonuses are established;
•	There is no clawback policy; or
•	Egregious or excessive bonuses, equity awards or severance payments.

Long Term Incentive Plans

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be

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reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

Performance-Based Equity Compensation

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. We generally recommend that shareholders vote in favor of performance-based option requirements.

There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.

Director Compensation

Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. In particular, we support compensation plans that include non performance-based equity awards, which help to align the interests of outside directors with those of shareholders.

Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

Retirement Benefits for Directors

We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.

Limits on Executive Compensation

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As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

IV. GOVERNANCE STRUCTURE

Amendments to the Articles of Association

We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key

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example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

Increase in Authorized Shares

Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding.

Issuance of Shares

Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.

In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is the lesser of (i) the unissued ordinary share capital; or (ii) a sum equal to one-third of the issued ordinary share capital. This authority should not exceed five years. In some countries, if the proposal contains a figure greater than one-third, the company should explain the nature of the additional amounts.

We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on the country in which the company is located. This authority should not exceed five years, or less for some countries.

Repurchase of Shares

We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

V. ENVIRONMENTAL AND SOCIAL RISK

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We believe companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, we believe companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted shareholder proposal if we believe supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).

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APPENDIX B: RATINGS

STANDARD & POOR’S ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

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SHORT-TERM ISSUE CREDIT RATINGS

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1. A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2. A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3. A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUAL RATINGS

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

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MOODY’S CREDIT RATING DEFINITIONS

Aaa

Bonds and preferred stock which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Bonds and preferred stock which are rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Bonds and preferred stock which are rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Bonds and preferred stock which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Bonds and preferred stock which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Bonds and preferred stock which are rated B are considered speculative and are subject to high credit risk.

Caa

Bonds and preferred stock which are rated Caa are of poor standing and are subject to very high credit risk.

Ca

Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds/preferred stock and are typically in default, with little prospect for recovery of principal or interest.

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VAN ECK FUNDS
STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2012

MULTI-MANAGER ALTERNATIVES FUND
CLASS A: VMAAX / CLASS C: VMSCX / CLASS I: VMAIX / CLASS Y: VMAYX

          This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated May 1, 2012 (the “Prospectus”) for the Class A, Class C, Class I and Class Y shares of the Multi-Manager Alternatives Fund (the “Fund”), as it may be revised from time to time. The audited financial statements of the Fund for the fiscal year ended December 31, 2011, are hereby incorporated by reference from the Fund’s Annual Report to shareholders. A copy of the Prospectus and Annual and Semi-Annual Reports for Van Eck Funds (the “Trust”), relating to the Fund, may be obtained without charge by visiting the Van Eck website at vaneck.com, by calling toll-free 1.800.826.1115 or by writing to the Trust or Van Eck Securities Corporation, the Fund’s distributor (the “Distributor”). The Trust’s and the Distributor’s address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2012

GENERAL INFORMATION

          The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 3, 1985.

          The Trust currently consists of six separate series: Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund (the “Fund”), all of which currently offer Class A, Class C, Class I and Class Y shares; and CM Commodity Index Fund and Long/Flat Commodity Index Fund, both of which offer Class A, Class I and Class Y shares (except that the Long/Flat Commodity Index Fund has not commenced operations as of the date of this SAI).

          This SAI only pertains to the Fund. Shares of the other series of the Trust are offered in separate prospectuses and statements of additional information. The Board of Trustees of the Trust (the “Board”) has authority, without the necessity of a shareholder vote, to create additional series or funds, each of which may issue separate classes of shares.

          The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Van Eck Associates Corporation (the “Adviser”) serves as investment adviser to the Fund.

INVESTMENT POLICIES AND RISKS

          The Fund pursues its objective by allocating its assets among (i) investment sub-advisers (the “Sub-Advisers”, also referred to as “managers”) with experience in managing alternative or non-traditional investment strategies, and (ii) affiliated and unaffiliated funds, including open end and closed end funds and exchange traded funds (“ETFs”), which employ a variety of investment strategies (collectively, the “Underlying Funds”).

          The following is additional information regarding the investment policies and strategies used by the Fund in attempting to achieve its objective, and should be read with the sections of the Fund’s Prospectus titled “Fund summary information – Principal Investment Strategies”, “Fund summary information – Principal Risks” and “Investment objective, strategies, policies, risks and other information”.

          Appendix B to this SAI contains an explanation of the rating categories of Moody’s Investors Service Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”) relating to the fixed-income securities and preferred stocks in which the Fund may invest.

EVALUATION AND SELECTION OF SUB-ADVISERS

          The Adviser, determines the allocation of the Fund’s assets among the various Sub-Advisers and Underlying Funds. The Adviser has ultimate responsibility, subject to the oversight of the Board, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement. The Adviser may hire and terminate Sub-Advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the Securities and Exchange Commission’s (“SEC”), under which the Adviser is permitted, subject to supervision and approval of the Board, to enter into and materially amend sub advisory agreements without seeking shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new Sub-Adviser within 90 days of the hiring of the new Sub-Adviser.

          Each Underlying Fund invests its assets in accordance with its investment strategy. The Fund may invest in Underlying Funds in excess of the limitations under the 1940 Act, pursuant to either an exemptive order obtained by the Fund and the Adviser from the SEC or an exemptive order obtained by an Underlying Fund from the SEC and consistent with the conditions specified in such order.

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          The Adviser conducts a due diligence process for selecting Sub-Advisers for the Fund by reviewing a wide range of factors for each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisers, assets under management and number of clients.

          As part of the due diligence process, the Adviser reviews information from its own as well as from outside sources, including third party providers and consultants. The Adviser uses the services of independent third parties to conduct a comprehensive review of each Sub-Adviser, its investment process and organization and to conduct interviews of key personnel of each Sub-Adviser as well as interviews with third party references and industry sources.

          The Adviser regularly evaluates each Sub-Adviser to determine whether its investment program is consistent with the investment objective of the Fund and whether its investment performance is satisfactory.

ARBITRAGE TRADING

          The Fund may engage in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses.

          Merger Arbitrage

Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount, or spread, and whether the potential reward justifies the potential risk, are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company. The expected timing of each transaction is also extremely important since the length of time that the Fund’s capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns.

ASSET-BACKED SECURITIES

          The Fund may invest in asset-backed securities. Asset-backed securities, directly or indirectly, represent interests in, or are secured by and payable from, pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

          Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due.

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BELOW INVESTMENT GRADE SECURITIES

          Investments in securities rated below investment grade that are eligible for purchase by the Fund are described as “speculative” by Moody’s, S&P and Fitch, Inc. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

          These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

          High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

          The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

BORROWING; LEVERAGE

          Borrowing to invest more is called “leverage.” The Fund may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of the borrowings. The Fund is required to be able to restore borrowing to its permitted level within three days, if it should increase to more than one-third as stated above. Methods that may be used to restore borrowings in this context include selling securities, even if the sale hurts the Fund’s investment performance. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.

COLLATERALIZED MORTGAGE OBLIGATIONS

          The Fund may invest in collateralized mortgage obligations (“CMOs”). CMOs are fixed-income securities which are collateralized by pools of mortgage loans or mortgage-related securities created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs “pass through” the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. There are different classes of CMOs, and certain classes have priority over others

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with respect to prepayment of the mortgages. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees. The Fund may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody’s. S&P and Moody’s assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Fund will be subject to certain limitations under the 1940 Act.

COMMERCIAL PAPER

          The Fund may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation.

          For hedging purposes only, the Fund may invest in commercial paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Fund segregates asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper. Principal may be lost, but the potential for gains in principal and interest may help the Fund cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper may provide an attractive money market rate of return.

CONVERTIBLE SECURITIES

          The Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

          To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s objective.

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DEBT SECURITIES

          The Fund may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer and the value of a hard asset if linked to the value of a hard asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in Appendix B to the SAI. High grade means a rating of A or better by Moody’s or S&P, or of comparable quality in the judgment of the Adviser or if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund’s net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody’s.

          However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

          New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund does not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. The Fund may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Fund may lose interest and/or principal on such securities.

          The Fund may also invest in various money market securities for cash management purposes or when assuming a temporary defensive position. Money market securities may include commercial paper, bankers’ acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions.

DEPOSITARY RECEIPTS

          The Fund may invest in Depositary Receipts, which represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

          Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts

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may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

DERIVATIVES

          The Fund may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative “synthetic” positions (covered by segregation of liquid assets) or implementing “cross-hedging” strategies. A “synthetic” position is the duplication of cash market transaction when deemed advantageous by the Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of the security or other asset for cash. “Cross-hedging” involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedge security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction cost on the sale of the underlying assets. In addition, the use of derivative instruments involves the risk that a loss may be sustained as a result of the failure of the counterparty to the derivatives contract to make required payments or otherwise comply with the contract’s terms.

          When the Fund intends to acquire securities (or gold bullion or coins as the case may be) for its portfolio, it may use call options or futures contracts as a means of fixing the price of the security (or gold) it intends to purchase at the exercise price (in the case of an option) or contract price (in the case of futures contracts). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Fund holds a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Fund would experience a loss as if it had owned the underlying security.

DIRECT INVESTMENTS

          The Fund may invest in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Fund will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements may, in appropriate circumstances, provide the Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Fund investment in the enterprise. Such a representative of the Fund will be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment, and will not be appointed for the purpose of exercising management or control of the enterprise. Direct investments are

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generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

          Certain of the Fund’s direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Fund does not anticipate making direct investments in start-up operations, although it is expected that in some cases the Fund’s direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

          Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of the registration. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

FOREIGN SECURITIES

          Investors should recognize that investing in foreign securities involves certain special considerations that are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange (“NYSE”), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States, and at times volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Fund may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees which could reduce the yield on such securities.

          Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

FOREIGN SECURITIES - EMERGING MARKETS SECURITIES

          The Fund may have a substantial portion of its assets in emerging markets. An “emerging market” or “emerging country” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy.

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Emerging countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered emerging countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

          Emerging market securities include securities which are (i) principally traded in the capital markets of an emerging market country; (ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in emerging countries or from sales made in emerging countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an emerging country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

          Investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, the risk of nationalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

          The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in Asia, Eastern and Central Europe and other emerging markets are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian and emerging market securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these regions may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid regions’ securities markets, the Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, the inability of the Fund to dispose fully and promptly of positions in declining markets will cause the Fund’s net asset values to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities. Also, stockbrokers and other intermediaries in emerging markets may not perform in the way their counterparts in the United States and other more developed securities markets do. The prices at which the Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.

          The Fund may invest in Latin American, Asian, Eurasian and other countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the

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value of the Fund’s investments in those countries and the availability to the Fund of additional investments in those countries.

FOREIGN SECURITIES – FOREIGN CURRENCY TRANSACTIONS

          Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Fund with regard to overall diversification strategies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will use forward contracts, along with futures contracts, foreign exchange swaps and put and call options (all types of derivatives), to “lock in” the U.S. Dollar price of a security bought or sold and as part of its overall hedging strategy. The Fund will conduct its foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See “Derivatives.”

          Changes in currency exchange rates may affect the Fund’s net asset value and performance. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Fund may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Fund may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell foreign currencies. This may reduce the Fund’s losses on a security when a foreign currency’s value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Finally, when the Fund uses options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security’s underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

          The Fund will enter into forward contracts to duplicate a cash market transaction.

          In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the Adviser’s belief that there exists a significant correlation between the exchange rate movements of the two currencies. However, there can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated, or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Fund on its investments in the hedging positions.

          A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

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          The Adviser will not commit the Fund, at time of purchase, to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets or obligations denominated in that currency. The Fund’s Custodian will place the securities being hedged, cash, U.S. government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency prior to maturity by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Fund will be able to effect such a closing purchase transaction.

          It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver.

          If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES, WARRANTS AND SUBSCRIPTION RIGHTS

          The Fund may buy and sell futures contracts which may include financial futures, security and interest-rate futures, stock and bond index futures contracts, foreign currency futures contracts and commodity futures. The Fund may engage in these transactions for hedging purposes and for other purposes. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

          Futures positions entered into for “bona fide hedging” purposes, as that term is defined in the Commodity Exchange Act, are excluded from the 5% limitation. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as “variation margin,” to cover any additional obligation it may have under the contract. In addition, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund’s custodian to ensure that the Fund’s position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract.

          Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Fund, neither the Trust nor the individual Fund is deemed to be a “commodity pool operator” under the Commodity Exchange Act (“CEA”), and, accordingly, they are not subject to registration or regulation as such under the CEA.

          The use of financial futures contracts and commodity futures contracts, options on such futures contracts and commodities, may reduce the Fund’s exposure to fluctuations in the prices of portfolio

13

securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect the Fund against fluctuation in the value of securities in which the Fund is about to invest.

          The use of financial futures and commodity futures contracts and options on such futures contracts and commodities as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contractual obligation or exercise its option to realize any profit, and would incur transaction costs on the sale of the underlying assets.

          Warrants are instruments that permit, but do not obligate, the holder to subscribe for other securities. Subscription rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

          It is the policy of the Fund to meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) to qualify as a regulated investment company and thus to prevent double taxation of the Fund and its shareholders. One of the requirements is that at least 90% of the Fund’s gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Fund may engage in options and futures contract transactions may be materially limited by this test.

INITIAL PUBLIC OFFERINGS

          The Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. The Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on the Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to the Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

          The Fund may invest in securities issued by other investment companies, including open end and closed end funds and ETFs, subject to the limitations under the 1940 Act. The Fund may invest in investment companies which are sponsored or advised by the Adviser and/or its affiliates (each, a “Van

14

Eck Investment Company”). However, in no event will the Fund invest more than 5% of its net assets in any single Van Eck Investment Company.

          The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

INDEXED SECURITIES AND STRUCTURED NOTES

          The Fund may invest in indexed securities, i.e., structured notes securities and index options, whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupon and/or principal redemption is linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest.

          Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to hereafter collectively as structured notes). When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board. Notes determined to be illiquid will be aggregated with other illiquid securities and will be subject to the Fund’s limitations on illiquid securities.

OPTIONS

          The Fund may write, purchase or sell covered call or put options. An options transaction involves the writer of the option, upon receipt of a premium, giving the right to sell (call option) or buy (put option) an underlying asset at an agreed upon exercise price. The holder of the option has the right to purchase (call option) or sell (put option) the underlying asset at the exercise price. If the option is not exercised or sold, it becomes worthless at its expiration date and the premium payment is lost to the option holder. As the writer of an option, the Fund keeps the premium whether or not the option is exercised. When the Fund sells a covered call option, which is a call option with respect to which the Fund owns the underlying assets, the Fund may lose the opportunity to realize appreciation in the market price of the underlying asset, or may have to hold the underlying asset, which might otherwise have been sold to protect against depreciation. A covered put option written by the Fund exposes it during the term of the option to a decline in the price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

          The Fund may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Fund may purchase or sell over-the-counter options for dealers or banks to hedge securities or currencies as approved by the Board. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid, and will be subject to the limitation on investments in illiquid securities.

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PARTLY PAID SECURITIES

          Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before the Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

PREFERRED STOCK

          The Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

          Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

REAL ESTATE SECURITIES

          The Fund may not purchase or sell real estate, except that the Fund may invests in securities of issuers that invest in real estate or interests therein. These include equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. The Fund is therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

          REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property. REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code.

          Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

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REPURCHASE AGREEMENTS

          The Fund may enter into a repurchase agreement. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

          Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund’s investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times be equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

RULE 144A AND SECTION 4(2) SECURITIES

          The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, or which are otherwise not readily marketable.

          Rule 144A under the Securities Act of 1933 allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of 1933 of resale of certain securities to qualified institutional buyers.

          The Adviser will monitor the liquidity of restricted securities in the Fund’s holdings under the supervision of the Board. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

          In addition, commercial paper may be issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the Securities Act of 1933. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

          Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued in reliance on the Section 4(2) exemption under the 1940 Act may be determined to be liquid in accordance with guidelines established by the Board for purposes of complying with investment restrictions applicable to investments by the Fund in illiquid securities. To the extent such securities are determined to be illiquid, they will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

17

SECURITIES LENDING

          The Fund may lend securities to parties such as broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions will generally be invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation

SHORT SALES

          The Fund may make short sales of equity securities. The Fund will establish a segregated account with respect to its short sales and maintain in the account cash not available for investment or U.S. Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short.

SWAPS

          The Fund may enter into swap agreements. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index.

          Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Adviser is incorrect

18

in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

WHEN, AS AND IF ISSUED SECURITIES

          The Fund may purchase securities on a “when, as and if issued” basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized by the Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also earmark or establish a segregated account on the Fund’s books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of the Fund’s commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% (2% in the case of warrants which are not listed on an exchange) of the value of the Fund’s total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. The Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

FUNDAMENTAL INVESTMENT RESTRICTIONS

          The following investment restrictions are in addition to those described in the Prospectus. These investment restrictions are “fundamental” and may be changed with respect to the Fund only with the approval of the holders of a majority of the Fund’s “outstanding voting securities” as defined in the 1940 Act. As to any of the following investment restrictions, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the investment restriction. In the case of borrowing, however, the Fund will promptly take action to reduce the amount of the Fund’s borrowings outstanding if, because of changes in the net asset value of the Fund due to market action, the amount of such borrowings exceeds one-third of the value of the Fund’s net assets. The fundamental investment restrictions are as follows:

          The Fund may not:

1.	Borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2.

Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

3.

Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

4.	Issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

5.	Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers

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that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6.

Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

7.

Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

PORTFOLIO HOLDINGS DISCLOSURE

          The Fund has adopted policies and procedures governing the disclosure of information regarding the Fund’s portfolio holdings. They are reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Fund’s shareholders. The Board is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

          These policies and procedures apply to employees of the Fund’s Adviser, administrator, principal underwriter, and all other service providers to the Fund that, in the ordinary course of their activities, come into possession of information about the Fund’s portfolio holdings. These policies and procedures are made available to each service provider.

          The following outlines the policies and procedures adopted by the Fund regarding the disclosure of portfolio related information:

          Generally, it is the policy of the Fund that no current or potential investor (or their representative), including any Fund shareholder (collectively, “Investors”), shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that same information to other investors.

          Disclosure to Investors: Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at vaneck.com. Information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

          Best Interest of the Fund: Information regarding the Fund’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information (“Portfolio-Related Information”), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Fund’s Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Trust’s officers to be in the best interest of Fund shareholders.

          Conflicts of Interest: Should a conflict of interest arise between the Fund and any of the Fund’s service providers regarding the possible disclosure of Portfolio-Related Information, the Trust’s officers shall resolve any conflict of interest in favor of the Fund’s interest. In the event that an officer of the Fund is unable to resolve such a conflict of interest, the matter shall be referred to the Trust’s Audit Committee for resolution.

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          Equality of Dissemination: Shareholders of the Fund shall be treated alike in terms of access to the Fund’s portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information, with respect to the Fund, shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund’s website). Accordingly, all Investors will have equal access to such information.

          Selective Disclosure of Portfolio-Related Information in Certain Circumstances: In some instances, it may be appropriate for the Fund to selectively disclose the Fund’s Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.

          Conditional Use of Selectively-Disclosed Portfolio-Related Information: To the extent practicable, each of the Trust’s officers shall condition the receipt of Portfolio-Related Information upon the receiving party’s written agreement to both keep such information confidential and not to trade Fund shares based on this information.

          Compensation: No person, including officers of the Fund or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Fund reserves the right to charge a nominal processing fee, payable to the Fund, to non-shareholders requesting Portfolio Related Information. This fee is designed to offset the Fund’s costs in disseminating such information.

          Source of Portfolio Related Information: All Portfolio-Related Information shall be based on information provided by the Fund’s administrator(s)/accounting agent.

          The Fund may provide non-public portfolio holdings information to third parties in the normal course of their performance of services to the Fund, including to the Fund’s auditors; custodian; financial printers; counsel to the Fund or counsel to the Fund’s independent trustees; regulatory authorities; and securities exchanges and other listing organizations. In addition, the Fund may provide non-public portfolio holdings information to data providers, fund ranking/rating services, and fair valuation services. The entities to which the Fund voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed. Generally, information that is provided to these parties, in the ordinary course of business, is provided on a quarterly basis, with at least a 30 day lag period.

          There can be no assurance that the Fund’s policies and procedures regarding selective disclosure of the Fund’s portfolio holdings will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

          The Board shall be responsible for overseeing the implementation of these policies and procedures. These policies and procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.

          Additionally, the Fund shall maintain and preserve permanently in an easily accessible place a written copy of these policies and procedures. The Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

          Currently, there are no agreements in effect where non-public information is disclosed or provided to a third party. Should the Fund or Adviser establish such an agreement with another party, the agreement shall bind the party to confidentiality requirements and the duty not to trade on non-public information.

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INVESTMENT ADVISORY SERVICES

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information – Management of the Fund.”

          Van Eck Associates Corporation, the Adviser, acts as investment manager to the Trust and, subject to the supervision of the Board, is responsible for the day-to-day investment management of the Fund. The Adviser is a private company with headquarters in New York and acts as adviser or sub-adviser to other mutual funds, ETFs, other pooled investments and separate accounts. The Adviser serves as investment manager to the Fund pursuant to the Advisory Agreement between the Trust and the Adviser.

          The Adviser has entered into Sub-Advisory Agreements with the following Sub-Advisers with respect to the Fund: Acorn Derivatives Management Corp. (“Acorn”), Coe Capital Management, LLC (“Coe Capital”), Dix Hills Partners, LLC (“Dix Hills”), Martingale Asset Management, L.P. (“Martingale”), Medley Credit Strategies, LLC (“Medley”), Millrace Asset Group, Inc. (“Millrace”), PanAgora Asset Management, Inc. (“PanAgora”), Primary Funds, LLC (“Primary”) and Tiburon Capital Management, LLC (“Tiburon”). As of the date of this SAI, the Fund’s assets have been allocated among Acorn, Coe Capital, Medley, Millrace, Primary and Tiburon. The Adviser and Sub-Advisers furnish an investment program for the Fund and determine, subject to the overall supervision and review of the Board, what investments should be purchased, sold or held. With respect to the Fund, the Adviser recommends to the Board the employment, termination and replacement of Sub-Advisers.

          The Adviser or its affiliates provide the Fund with office space, facilities and simple business equipment and provide the services of executive and clerical personnel for administering the affairs of the Fund. Except as provided for in the Advisory Agreement, the Adviser or its affiliates compensate all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly.

          The Advisory Agreement and Sub-Advisory Agreements each provide that it shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually by (i) the Board or (2) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), provided that in either event such continuance is also approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement and Sub-Advisory Agreements are terminable without penalty, on 60 days’ notice, by the Board or by the vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Advisory Agreement and Sub-Advisory Agreements are also terminable upon 60 days notice by the Adviser and will terminate automatically if they are assigned (as defined in the 1940 Act).

          The management fee for the Fund is at an annual rate of (i) 1.00% of the Fund’s average daily net assets that are managed by the Adviser, and not by a Sub-Adviser, and that are invested in Underlying Funds; and (ii) 1.60% of the Fund’s average daily net assets with respect to all other assets of the Fund. These fees are computed daily and paid monthly. For the fiscal years ended December 31, 2009, 2010 and 2011, the Adviser earned a fee in the amounts of $87,250, $398,167 and $756,694, respectively, which amounts are equal to 1.31%, 1.32% and 1.37% of the average daily net asset value of the Fund for such year, respectively.

          The Adviser pays the Sub-Advisers a fee out of the management fee paid to the Adviser. The Fund is not responsible for the payment of the fee to the Sub-Advisers. For the fiscal years ended December 31, 2009, 2010 and 2011, the aggregate fees paid by the Adviser to the Sub-Advisers were $30,626, $71,102 and $220,720, respectively, which amounts are equal to 0.46%, 0.24% and 0.40% of the average daily net asset value of the Fund for such year, respectively.

          For the fiscal years ended December 31, 2009, 2010 and 2011, the Adviser waived or assumed expenses in the amount of $33,664, $2,307 and $5,412, respectively.

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          Pursuant to the Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

THE DISTRIBUTOR

          Shares of the Fund are offered on a continuous basis and are distributed through Van Eck Securities Corporation, the Distributor, 335 Madison Avenue, New York, New York 10017, a wholly owned subsidiary of the Adviser. The Trustees of the Trust have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Fund. The Trust has authorized one or more intermediaries (who are authorized to designate other intermediaries) to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when the authorized broker or its designee accepts the order. Orders will be priced at the net asset value next computed after they are accepted by the authorized broker or its designee.

          The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Fund and preparing, printing and distributing advertising or promotional materials. The Fund will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws. The Distribution Agreement is reviewed and approved annually by the Board.

          The Distributor retained distributing commissions on sales of shares of the Funds for the past two fiscal years, after reallowance to dealers are as follows:

		VAN ECK SECURITIES CORPORATION	REALLOWANCE TO DEALERS

Multi-Manager Alternatives Fund	2011	$10,161	$68,455
	2010	$16,955	$107,333

PLAN OF DISTRIBUTION (12b-1 PLAN)

          The Fund (Class A and Class C) has adopted a Plan pursuant to Rule 12b-1 (a “Plan”) which provides for the compensation of brokers and dealers who sell shares of the Fund or provide servicing. The Plan is a compensation-type plan with a carry-forward provision, which provide that the Distributor recoup distribution expenses in the event the Plan is terminated. Pursuant to the Plan, the Distributor provides the Fund at least quarterly with a written report of the amounts expended under the Plan and the purpose for which such expenditures were made. The Trustees review such reports on a quarterly basis.

          The Plan is reapproved annually for the Fund, by the Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan.

          The Plan shall continue in effect as to the Fund, provided such continuance is approved annually by a vote of the Trustees in accordance with the Act. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on written notice to any other party to the Plan. The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of Trustees who are not “interested persons” of the Trust shall be

23

committed to the discretion of the Trustees who are not “interested persons.” The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and their shareholders. The Fund will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Plan, see the Prospectus.

          For the fiscal year ended December 31, 2011, it is estimated that the Distributor spent the amounts accrued under the Plan in the following ways (Class C information is not available because Class C shares were initially offered on May 1, 2012):

CLASS A

Total 12b-1 Fees	$91,652
Compensation to Dealers	(80,319)

Net 12b-1 Fees	11,333

Expenditures:
Printing and Mailing	(21,970)
Telephone	(1,351)
Marketing Department	(10,650)
Sales Expenses	(72,477)

Total Expenditures	(106,418)

Expenditures in Excess of Net 12b-1 Fees	(95,085)

ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS.

          The Fund may make payments (either directly or as reimbursement to the Distributor or an affiliate of the Distributor for payments made by the Distributor) to financial intermediaries (such as brokers or third party administrators) for providing the types of services that would typically be provided by the Fund’s transfer agent, including sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder reporting, shareholder transaction processing, and/or the provision of call center support. These payments will be in lieu of, and may differ from, amounts paid to the Fund’s transfer agent for providing similar services to other accounts. These payments may be in addition to any amounts the intermediary may receive as compensation for distribution or shareholder servicing pursuant to the Plan or as part of any revenue sharing or similar arrangement with the Distributor or its affiliates, as described elsewhere in the Prospectus.

PORTFOLIO MANAGER COMPENSATION

Adviser

          The Adviser’s portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and management of the funds for which they serve as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and affiliates manage accounts with incentive fees.

          The Adviser’s portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund. When the portfolio managers implement investment strategies for Other Clients that are similar or

24

directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. The compensation that the Fund’s portfolio manager receives for managing other client accounts may be higher than the compensation the portfolio manager receives for managing the Fund. The portfolio manager does not believe that his activities materially disadvantage the Fund. The Adviser has implemented procedures to monitor trading across funds and its Other Clients.

Acorn

          All employees of Acorn receive a base salary and a discretionary cash bonus that is based on the overall profitability of the firm and his/her contribution to the overall well-being of the firm to help reduce potential conflicts of interest. The portfolio management team manages accounts with incentive fees.

Coe Capital

          Coe Capital’s portfolio manager is responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to the Fund. The portfolio manager who is responsible for managing the portion of the assets of the Fund may also manage other registered investment companies, in a sub-advisory capacity or for Coe Capital, unregistered funds and/or other pooled investment vehicles, separate accounts, and model portfolios.

          The portfolio manager is compensated through management fees of the model portfolios and the hedge funds as well as a performance allocation based on the returns of the hedge funds. Total compensation is generally not fixed, but rather is based on the assets under management and performance of the accounts. As the portfolio manager is the managing member of Coe Capital, his take-home pay is the net result of the revenues and expenses of the firm.

Dix Hills

          The identified Dix Hills portfolio manager is a founding shareholder of Dix Hills. The compensation of the identified portfolio manager has two primary components: (I) a base salary and (2) a percentage of the profits of the firm paid out quarterly. There are also certain retirement, insurance and other benefits that are broadly available to all Dix Hills employees. Compensation of other Dix Hills investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the December 31 fiscal year of Dix Hills.

          Dix Hills compensates its founding shareholders through a base salary and a percentage of the net profits of the firm. Other portfolio managers are compensated based primarily on the scale and complexity of their responsibilities, with the focus of the evaluation primarily based on success in achieving portfolio objectives for managed funds and accounts, and secondarily on the performance of the firm. Dix Hills seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.

          Salaries, and more appropriately, profit participations are also influenced by the operating performance of Dix Hills. While the salaries of Dix Hills’s founding shareholders are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.

Martingale

          Martingale’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have investment objective, strategies, risks and fees similar to those of the Fund’s assets. The portfolio managers responsible for managing a portion of the assets of the Fund may also manage other client portfolios for sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts,

25

separately managed account programs (often referred to as “wrap accounts”) and model portfolios. In some cases, at the client’s request, Martingale’s compensation can be based on investment performance.

          Compensation for all Martingale investment professionals includes an annual base salary plus opportunities to earn a yearly bonus, a profit-sharing retirement plan and partnership income. Salary, bonus and profit-sharing partnership distributions are all cash-based compensation. Changes in salary or bonus for individual employees are based on traditional employee performance evaluation criteria. The pool of funds available for salary, bonuses and profit sharing are linked to the overall success of the firm.

Medley

          Medley’s investment team is paid on a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment team.

Millrace

          Millrace’s portfolio managers are paid an annual salary and are the only shareholders of Millrace. To the extent possible, the private fund managed by Millrace and the Fund will be invested in the same securities in the same relative proportions. The private fund’s general partner, which Messrs. Kitchel and Maroney control through a corporate structure, receives an incentive allocation of the profits of the private fund.

PanAgora

          All investment professionals receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses. All employees of the PanAgora are evaluated by comparing their annual performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Portfolio managers have specific goals regarding the investment performance of the accounts they manage and not revenue associated with these accounts.

          Senior employees of PanAgora can own up to 20% of PanAgora through restricted stocks and options under the provisions of the PanAgora Employees Ownership Plan. To ensure the retention benefit of the plan, the ownership is subject to a vesting schedule. The ownership is primarily shared by members of the senior management team as well as senior investment and research professionals.

Primary

          Christopher Moshy and Timothy Madey each own 50% of Primary and are compensated equally based on the profits of Primary.

Tiburon

          Peter M. Lupoff, Charlie Trisiripisal, and Kenneth Staut are each paid the amount of their living expenses which are drawn against Tiburon’s revenues. In addition, in 2011, Tiburon anticipates that an annual fixed salary will be paid to each of Mr. Lupoff, Mr. Trisiripisal and Mr. Staut along with performance-based bonuses. The performance-based compensation received by Mr. Lupoff, Mr. Trisiripisal and Mr. Staut is derived entirely from the performance fees payable to Tiburon, (based on assets under management) by an onshore/offshore master feeder fund and various separately managed accounts managed by Tiburon.

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PORTFOLIO MANAGER SHARE OWNERSHIP

          The portfolio holdings of each portfolio manager and investment team member, as of December 31, 2011, is shown below.

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,000 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Stephen H. Scott
Multi-Manager Alternative Fund (co-portfolio manager)			X
Jan F. van Eck
Multi-Manager Alternative Fund (co-portfolio manager)					X

          The portfolio holdings of each portfolio manager and investment team member, as of March 31, 2012, is shown below.

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,000 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Stephen H. Scott
Multi-Manager Alternative Fund (co-portfolio manager)			X
Jan F. van Eck
Multi-Manager Alternative Fund (co-portfolio manager)					X

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

          Below is a table of the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category, as of December 31, 2011.

Adviser

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2011)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Stephen Scott	Registered investment companies	1	$9.44 million	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Jan van Eck	Registered investment companies	1	$9.44 million	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

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Acorn

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2011)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Andrew Greeley, CFA	Registered investment companies	1	$3 million	0	$0
	Other pooled investment vehicles	2	$30 million	2	$30 million
	Other accounts	6	$544 million	6	$544 million
Robert J. Groden	Registered investment companies	1	$3 million	0	$0
	Other pooled investment vehicles	2	$30 million	2	$30 million
	Other accounts	6	$544 million	6	$544 million
William O. Melvin, Jr.	Registered investment companies	1	$3 million	0	$0
	Other pooled investment vehicles	2	$30 million	2	$30 million
	Other accounts	6	$544 million	6	$544 million

Coe Capital

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2011)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Mark D. Coe	Registered investment companies	2	$45 million	0	$0
	Other pooled investment vehicles	5	$195 million	5	$195 million
	Other accounts	300	$100 million	0	$0

Dix Hills

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2011)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Joseph Baggett	Registered investment companies	2	$171 million	0	$0
	Other pooled investment vehicles	4	$57.8 million	4	$57.8 million
	Other accounts	8	$397 million	13	$334 million

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Martingale

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2011)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
James M. Eysenbach	Registered investment companies	1	$17.2 million	0	$0
	Other pooled investment vehicles	11	$588.3 million	1	$0
	Other accounts	37	$1.017 billion	1	$118.5 million
William E. Jacques	Registered investment companies	1	$17.2 million	0	$0
	Other pooled investment vehicles	11	$588.3 million	1	$0
	Other accounts	37	$1.017 billion	1	$118.5 million
Samuel Nathans	Registered investment companies	1	$17.2 million	0	$0
	Other pooled investment vehicles	11	$588.3 million	1	$0
	Other accounts	37	$1.017 billion	1	$118.5 million

Medley

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2011)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Robert Comizio	Registered investment companies	1	$41 million	1	$41 million
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Dean Crowe	Registered investment companies	1	$41 million	1	$41 million
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Joseph Princiotta	Registered investment companies	1	$41 million	1	$41 million
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Frank Wang	Registered investment companies	1	$41 million	1	$41 million
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

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Millrace

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2011)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
William L. Kitchel III	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	1	$56.8 million	1	$56.8 million
	Other accounts	0	$0	0	$0
Whitney M. Maroney	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	1	$56.8 million	1	$56.8 million
	Other accounts	0	$0	0	$0

PanAgora

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2011)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Bryan Belton	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	3	$335.9 million	1	$17.9 million
	Other accounts	18	$1.449 billion	7	$125.1 million
Jonathan Beaulieu	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	3	$335.9 million	1	$17.9 million
	Other accounts	18	$1.449 billion	7	$125.1 million
Edward Qian	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	12	$1.774 billion	2	$276.0 million
	Other accounts	41	$3.950 billion	9	$552.6 million

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Primary

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2011)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Timothy Madey	Registered investment companies	1	$3.4 million	1	$3.4 million
	Other pooled investment vehicles	1	$9.5 million	1	$9.5 million
	Other accounts	2	$14.8 million	2	$14.8 million
Christopher Moshy	Registered investment companies	1	$3.4 million	1	$3.4 million
	Other pooled investment vehicles	1	$9.5 million	1	$9.5 million
	Other accounts	2	$14.8 million	2	$14.8 million

Tiburon

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2011)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Peter M. Lupoff	Registered investment companies	3	$46.3 million	1	$6.3 million
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Kenneth Staut	Registered investment companies	3	$46.3 million	1	$6.3 million
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Charlie Trisiripisal	Registered investment companies	3	$46.3 million	1	$6.3 million
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

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PORTFOLIO TRANSACTIONS AND BROKERAGE

          When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser and Sub-Advisers look for prompt execution of the order at a favorable price. Generally, the Adviser and Sub-Advisers work with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser and Sub-Advisers owe a duty to their clients to provide best execution on trades effected.

          The Adviser and Sub-Advisers assume general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser and Sub-Advisers are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser and Sub-Advisers. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

          The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

          Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser and Sub-Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

          The Adviser or a Sub-Adviser may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser or a Sub-Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser or a Sub-Adviser under its Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser or a Sub-Adviser in serving its other clients or clients of the Adviser’s affiliates. The Trustees periodically review the Adviser’s and Sub-Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. The Trustees also review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

          The Fund directed no transactions during the fiscal year ended December 31, 2011 in securities effected on an agency basis through a broker for, among other things, research services, and paid no commissions and concessions related to such transactions.

          The table below shows the commissions paid on purchases and sales of portfolio securities by the Fund for the fiscal year ended December 31, none of such amounts are paid to brokers or dealers which furnished daily quotations to the Fund for the purpose of calculating daily per share net asset value and to brokers and dealers which sold shares of the Fund. Differences, year to year, in the amount of commissions paid by the Fund were primarily the result of the trading activity by of two of the Fund’s Sub-Advisers in pursuit of their strategies, both allocated a portion of the Fund’s assets to manage in 2011.

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Multi-Manager Alternatives Fund

2011	$489,119
2010	$133,043

          The Adviser does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h) that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.

          Due to the potentially high rate of turnover, the Fund may pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate. The portfolio turnover rates of the Fund may vary greatly from year to year. In addition, since the Fund may have a high rate of portfolio turnover, the Fund may realize an increase in the rate of capital gains or losses. See “Taxes” in the Prospectus and the SAI.

TRUSTEES AND OFFICERS

          LEADERSHIP STRUCTURE AND THE BOARD

          The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board is currently composed of six (6) Trustees, each of whom is an Independent Trustee. In addition to five (5) regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Trust. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Independent Trustees may deem necessary. Each Trustee attended at least 75% of the total number of meetings of the Board in the year ending December 31, 2011. As discussed in further detail below, the Board has established two (2) standing committees to assist the Board in performing its oversight responsibilities.

          The Board has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the Fund Complex, including factors such as the number of series or portfolios that comprise the Trust and the Fund Complex, the variety of asset classes those series reflect, the net assets of the Fund, the committee structure of the Trust, and the management, distribution and other service arrangements of the Fund. In connection with its determination, the Board considered that the Board is comprised of only Independent Trustees, and thus the Chairperson of the Board and the Chairperson of each Board committee is an Independent Trustee. In addition, to further align the Independent Trustees interests with those of Fund shareholders, the Board has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment in the Funds.

          The Chairperson presides at all meetings of the Board and participates in the preparation of the agenda for such meetings. He also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairperson may also perform other such functions as may be delegated by the Board from time to time. The Independent Trustees believe that the Chairperson’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairperson does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

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          The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser.

          RISK OVERSIGHT

          The Fund and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Adviser, the sub-advisers, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Fund’s investment management, distribution and business affairs. Each of the Adviser, the sub-advisers, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

          Risk oversight forms part of the Board’s general oversight of the Fund and the Trust and is addressed as part of various activities of the Board and its Committees. As part of its regular oversight of the Fund and Trust, the Board, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Adviser, the sub-advisers, the Distributor, the Chief Compliance Officer of the Fund, and the independent registered public accounting firm for the Fund regarding risks faced by the Fund and relevant risk management functions. The Board, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer for the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. The Chief Compliance Officer’s designation, removal and compensation must be approved by the Board, including a majority of the Independent Trustees. Material changes to the compliance program are reviewed by and approved by the Board. In addition, as part of the Board’s periodic review of the Fund’s advisory, sub-advisory, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Adviser and Distributor, the Board also reviews business continuity and disaster recovery plans. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Fund’s shares. The Adviser is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports at least annually from the independent registered public accounting firm for the Fund regarding tests performed by such firm on the valuation of all securities. Reports received from the Adviser and the independent registered public accounting firm assist the Board in performing its oversight function of valuation activities and related risks.

          The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

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TRUSTEE INFORMATION

          The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below.

TRUSTEE’S NAME, ADDRESS(1) AND AGE	POSITION(S) HELD WITH TRUST TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS

INDEPENDENT TRUSTEES:

Jon Lukomnik 56 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	10	Chairman of the Board of the New York Classical Theatre: formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 55 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	10	Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 64 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System since 1991.	10	Director, The Torray Funds (2 portfolios), since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 58 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	63	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 52 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	63	Director, SmartBrief, Inc.

Robert L. Stelzl 66 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present.	10	Lead Inpendent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

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(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.

          Set forth below is additional information relating to the professional experience, attributes and skills of each Trustee relevant to such individual’s qualifications to serve as a Trustee:

Jon Lukomnik has extensive business and financial experience, particularly in the investment management industry. He currently serves as Managing Partner of Sinclair Capital LLC, a consulting firm to the investment management industry and is Executive Director for Investor Responsibility Research Center Institute, a not-for-profit organization that funds research on corporate responsibility and investing.

Jane DiRenzo Pigott has extensive business and financial experience and serves as Managing Director of R3 Group LLC, a firm specializing in providing leadership, change and diversity/inclusion consulting services. Ms. Pigott has prior experience as an independent trustee of other mutual funds and previously served as chair of the global Environmental Law practice group at Winston & Strawn LLP.

Wayne Shaner has extensive business and financial experience, particularly in the investment management industry. He currently serves as the Managing Partner of Rockledge Partners LLC, a registered investment adviser and as a Public Member of the Investment Committee of the Maryland State Retirement System. Mr. Shaner also has experience as an independent trustee of another mutual funds.

Alastair Short has extensive business and financial experience, particularly in the investment management industry. He has served as a president, board member or executive officer of various businesses, including asset management and private equity investment firms. Mr. Short also serves as an independent director of an offshore investment company.

Richard Stamberger has extensive business and financial experience and serves as the president, chief executive officer and board member of SmartBrief Inc., a media company. Mr. Stamberger has experience as a member of the board of directors of numerous not-for-profit organizations and has more than 15 years of experience as a member of the Board of the Trust.

Robert Stelzl has extensive business and financial experience, particularly in the investment management and real estate industries. He currently serves as a court-appointed trustee for a number of family trusts for which he provides investment management services.

          The forgoing information regarding the experience, qualifications, attributes and skills of Trustees is provided pursuant to requirements of the SEC, and does not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

          COMMITTEE STRUCTURE

          The Board has established a standing Audit Committee and a standing Governance Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. Each Committee is comprised of all of the members of the Board, all of whom are Independent Trustees.

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          Audit Committee. This Committee met two times during 2011. The duties of this Committee include meeting with representatives of the Trust’s independent registered public accounting firm to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firms and to discuss the Trust’s system of internal controls. Thereafter, the Committee reports to the Board the Committee’s findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. Mr. Short has served as the Chairperson of the Audit Committee since January 1, 2006. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairperson of the Audit Committee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

          Governance Committee. This Committee met two times during 2011. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations of meetings, compensation and similar matters. In addition, on an annual basis, the Governance Committee conducts an evaluation of the performance of the Board and its Committees, including the effectiveness of the Board’s Committee structure and the number of Funds on whose Board each Trustee serves. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Governance Committee reviews the mix of skills and other relevant experiences of the Trustees. Currently, Ms. Pigott serves as the Chairperson of the Governance Committee.

          The Independent Trustees shall, when identifying candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of the Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

OFFICER INFORMATION

          The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below.

OFFICER’S NAME, ADDRESS (1) AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS

Russell G. Brennan, 47	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 53	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John Crimmins, 54	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

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OFFICER’S NAME, ADDRESS (1) AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS

Wu-Kwan Kit, 30	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011)

Susan C. Lashley, 57	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 55	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and VESC (Since August 2008); Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 32	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 63	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 37	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 57	Senior Vice President	Since 1985

Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 48	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)

Director and Owner of the Adviser (Since July 1993); Executive Vice President of the Adviser (January 1985 - October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991 - October 2010) of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Trustees.

TRUSTEE SHARE OWNERSHIP

          For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2011)*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2011)*

Jon Lukomnik	Over $100,000	Over $100,000
Jane DiRenzo Pigott	None	Over $100,000
Wayne Shaner	None	$1 - $10,000
R. Alastair Short	None	Over $100,000

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Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2011)*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2011)*

Richard D. Stamberger	$1 - $10,000	Over $100,000
Robert Stelzl	None	Over $100,000

* Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

          As of March 31, 2012, the Trustees and officers, as a group, owned less than 1% of the Fund and each class of the Fund.

          As to each Independent Trustee and his/her immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Fund.

2011 COMPENSATION TABLE

          The Trustees are paid for services rendered to the Trust and Van Eck VIP Trust (the “Van Eck Trusts”), each a registered investment company managed by the Adviser, which are allocated to each series of the Van Eck Trusts based on their average daily net assets. Each Independent Trustee is paid an annual retainer of $50,000, a per meeting fee of $7,500 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $5,000 for telephonic meetings. The Van Eck Trusts pay the Chairperson of the Board an annual retainer of $20,000, the Chairperson of the Audit Committee an annual retainer of $10,000 and the Chairperson of the Governance Committee an annual retainer of $10,000. The Van Eck Trusts also reimburse each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

          The table below shows the compensation paid to the Trustees for the fiscal year ended December 31, 2011. Annual Trustee fees may be reviewed periodically and changed by the Board.

	Jon Lukomnik	Jane DiRenzo Pigott	Wayne Shaner	R. Alastair Short	Richard D. Stamberger	Robert Stelzl

Aggregate Compensation from the Van Eck Trusts	$100,000	$90,000	$90,000	$100,000	$110,000	$90,000
Aggregate Deferred Compensation from the Van Eck Trusts	$50,000	$90,000	$0	$0	$27,500	$45,000
Pension or Retirement Benefits Accrued as Part of the Van Eck Trusts’ Expenses	N/A	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation From the Van Eck Trusts and the Fund Complex(1) Paid to Trustee	$100,000	$90,000	$90,000	$255,875	$249,750	$90,000

(1)	The “Fund Complex” consists of the Van Eck Trusts and Market Vectors ETF Trust.

PRINCIPAL SHAREHOLDERS

Principal Holders Ownership

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          As of March 31, 2012, shareholders of record of 5% or more of the outstanding shares of each class of the Fund were as follows:

CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED

Class A	UBS Wealth Management USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken NJ 07086-6761	38.23%

Class A	Van Eck Absolute Return Advisers Corp Attn: Bruce Smith 335 Madison Ave., 19th Floor New York, NY 10017-4611	6.53%

Class I	Brown Brothers Harriman & Co. As Custodian 525 Washington Blvd New Jersey City, NJ 07310-1692	25.88%

Class I	Van Eck Absolute Return Advisers Corp. Attn: Bruce Smith 335 Madison Ave., 19th Floor New York, NY 10017-4611	21.08%

Class I	Brown Brothers Harriman & Co. As Custodian 525 Washington Blvd New Jersey City, NJ 07310-1692	18.26%

Class I	Brown Brothers Harriman & Co. As Custodian 525 Washington Blvd New Jersey City, NJ 07310-1692	13.61%

Class I	Brown Brothers Harriman & Co. As Custodian 525 Washington Blvd New Jersey City, NJ 07310-1692	12.42%

Class I	Brown Brothers Harriman & Co. As Custodian 525 Washington Blvd New Jersey City, NJ 07310-1692	5.10%

Class Y	Charles Schwab & Co Inc Special Custody Account FBO Customers Clearing & Plans 211 Main Street San Francisco, CA 94105-1905	35.24%

Class Y	NFS LLC FEBO Dallas Jewish Community Foundation 7800 Northaven Rd. Dallas, TX 75230-3296	17.13%

Class Y	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	8.31%

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Control Person Ownership

          As of March 31, 2012, shareholders who may be deemed to be a “control person” (as that term is defined in the 1940 Act) because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of the Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

FUND	NAME AND ADDRESS OF OWNER	PERCENTAGE OF FUND OWNED

Multi-Manager Alternatives Fund	UBS Wealth Management USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken NJ 07086-6761	26.38%

POTENTIAL CONFLICTS OF INTEREST

ADVISER

          The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund. When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for the Fund are aggregated with those of other funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When Other Clients are selling a security that the Fund owns, the price of that security may decline as a result of the sales. The compensation that the Adviser receives from other clients may be higher than the compensation paid by the Fund to the Adviser. The Adviser does not believe that its activities materially disadvantage the Fund. The Adviser has implemented procedures to monitor trading across the Fund and its Other Clients.

SUB-ADVISERS

Acorn

          Acorn’s portfolio management team manages multiple accounts for institutional investors. The team is involved at all levels of the investment process which allows all accounts to benefit from the team’s combined experience and knowledge. All accounts following the same strategy are traded pari passu, using bulk trades allocated according to net asset value to avoid any conflicts. Accounts with a different, yet similar strategy, will not be negatively impacted due to the high degree of liquidity in the options Acorn trades. The performance of all strategies is based on the difference between the strikes within the spreads of each strategy, thus limiting the possibility of conflicts even if strikes are on opposite sides in the different strategies.

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Coe Capital

          Coe Capital’s portfolio manager manages multiple accounts for a diverse client base, including private clients, institutions, and investment funds. Coe Capital manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every member of the research team to benefit from his/her peers, and for clients to receive Coe Capital’s best thinking, not that of a single member. Coe Capital manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made. Although the potential for conflicts of interest exists when an investment adviser and a portfolio manager manage other accounts that invest in securities in which the Fund may invest or that may pursue a similar strategy to one of the Fund’s component strategies (collectively, the “Similar Accounts”), Coe Capital has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions to the same degree, as the Similar Accounts.

          Potential conflicts of interest may arise because of Coe Capital’s management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Coe Capital may be perceived as causing accounts it manages to participate in an offering to increase its overall allocation of securities in that offering, or to increase its ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Coe Capital may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Coe Capital. In addition, Coe Capital could be perceived to have a conflict of interest to the extent that Coe Capital has a materially larger investment in a Similar Account than their investment in the Fund. Although Coe Capital does not track the amount of time dedicated to each account, Coe Capital periodically reviews the responsibilities to ensure we are able to allocate the necessary time and resources to effectively manage the particular portion of the Fund’s assets.

          A potential conflict of interest may be perceived to arise if transactions in one account closely follow transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. The portfolio manager manages hedge funds that are subject to performance allocation/incentive fees. Certain hedge funds managed by Coe Capital may also be permitted to sell securities short. When Coe Capital engages in short sales of securities of the type in which the Fund invests, Coe Capital could be seen as harming the performance of the Fund for the benefit of the account engaged in short sales if the short sales cause the market value of the securities to fall. Coe Capital has procedures in place to address these potential conflicts of interest.

Dix Hills

          Conflicts of interest may arise when a portfolio manager is responsible for the management of more than one account. The principal types of these potential conflicts may include:

          Time and Attention. The management of multiple portfolios and/or accounts may give rise to potential conflicts of interest as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. This could result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other accounts. The effect of this potential conflict may be more pronounced where portfolios and/or accounts overseen by a particular portfolio manager have different objectives, benchmarks, time horizons, and fees. Dix Hills Partners utilizes its core

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investment research and expresses it in a coordinated fashion across all its portfolios to assure that all clients get the benefit of research in the way it intended.

          Investment Opportunities. Dix Hills Partners seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among portfolios and other accounts.

          Variation in Incentives. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the portfolios and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among portfolios and/or accounts (such as where certain portfolios or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain portfolios and/or accounts over others. In addition, the portfolio manager might be motivated to favor portfolios and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those portfolios and/or accounts that could most significantly benefit the portfolio manager. Dix Hills Partners manages this by not compensating portfolio managers on an account by account basis. Dix Hills Partners incents its portfolio managers to work for its clients fairly and equally, not on the basis of revenue to the firm or them personally.

          Personal Accounts. Portfolio managers are prohibited from purchasing or selling securities for their own personal accounts or the personal accounts of family members around periods of client transactions, which could potentially influence the marketplace or security price for a client, or trade in a security that could be affected by a client’s trade. To mitigate this potential conflict of interest, Dix Hills Partners has adopted Codes of Ethics or other policies and procedures governing the personal securities transactions of all employees, including its portfolio managers to avoid all such conflicts.

          Differing Strategies. At times, a portfolio manager may take a position in an account that may be appropriate for only some of the portfolios and/or accounts for which he or she exercises investment responsibility, all based on pre-determined guidelines. In these cases, the portfolio manager may place separate transactions for one or more portfolios or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other portfolios and/or accounts.

          Dix Hills Partners has adopted compliance policies and procedures, as applicable, that are designed to address these, and other, types of conflicts of interest. There is no guarantee, however, that such policies and procedures will be able to detect and/or prevent every situation where a conflict arises. As conflicts arise, Dix Hills Partners addresses them upfront and immediately.

Martingale

          Martingale’s portfolio managers manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Martingale manages all portfolios on a team basis. The team is involved at all levels of the investment process. This allows for every portfolio manager to benefit from his peers and for clients to receive the firm’s best thinking, not that of a single portfolio manager. All accounts are rebalanced individually, and each account is managed to maximize its return per unit of risk. Martingale’s highly systematic investment process fosters equal treatment of all clients and avoids conflicts of interest. Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund’s component strategies, Martingale maintains and adheres to policies and procedures for trade allocation and account rebalancing schedules to prevent conflicts of interest from occurring to ensure all accounts are treated fairly and that the Fund is not disadvantaged.

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          As an adviser and a fiduciary to Martingale’s clients, its clients’ interests must always be placed first and foremost, and its trading practices and procedures prohibit unfair trading practices and seek to disclose and avoid any actual or potential conflicts of interests or resolve such conflicts in the client’s favor. Martingale’s policy is to aggregate client transactions where possible and when advantageous to clients. In these instances clients participating in any aggregated transactions will receive an average share price and transaction costs will be shared equally and on a pro-rata basis. As a matter of policy, trade allocation procedures must be fair and equitable to all clients with no particular group or client(s) being favored or disfavored over any other clients. Martingale’s policy prohibits any allocation of trades in a manner that Martingale’s proprietary accounts, affiliated accounts, or any particular client(s) or group of clients receive more favorable treatment than other client accounts. In the event that Martingale trades a single security in many accounts on the same day, all accounts will be bundled together for execution and any partially completed trades will be allocated pro rata. This type of “one off” trade can be done any day during the month regardless of Martingale’s trading calendar.

Medley

          Medley owes its clients honesty and full disclosure. Accordingly, Medley will conduct an annual review of its business practices to identify those that might pose a conflict of interest between Medley and its clients. The Compliance Officer will assure that all relevant disclosure concerning potential conflicts of interest is included in Medley’s Form ADV, will review existing policies and procedures designed to address such conflicts and will develop and implement additional policies and procedures, as needed.

Millrace

          Millrace manages all accounts on a comprehensive basis with all trades allocated to each account based on its relative size in relation to the total of all accounts managed. The private fund and the Fund are to be invested in the same positions, long and short, with the only exception being established positions of the private fund at the appointment of Millrace to the Fund which can not be duplicated because of the manner in which the private fund acquired the position, (e.g., through an offering or private placement).

          The employees of Millrace are prohibited from investing in positions which are within the investment environment for the Millrace small cap growth strategy.

PanAgora

          The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other. The other accounts include retirement plans and separately managed accounts, as well as incubated accounts. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts of interest in an appropriate way.

          A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

          A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way

44

that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation for their management of the other accounts than the Funds. Notwithstanding this theoretical conflict of interest, it is PanAgora’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given its investment objective and related restrictions.

Primary

          Primary is committed to fair and ethical business practices and takes special care to avoid conflicts of interests among its clients, employees and service providers. The firm’s conflict of interest policies are contained in its written Policies and Procedures and include, but are not limited to, Personal Security Transactions, Code of Employee Conduct, Trading Execution and Allocations, and Proxy Voting.

          Employees must conduct their personal trading in a manner that does not conflict with the interests of any Client Account. Code of Employee Conduct governs employee compensation, beneficial ownership of securities and gifts & entertainment. Because the Firm has multiple clients, equitable allocation of trades is critically important. The Firm has adopted a trading and allocation policy to provide equal and fair treatment to its clients over time, consistent with the Firm’s duty of loyalty. The firm’s Proxy Voting procedure addresses conflicts of interest when voting proxies on behalf of clients and ensures that the firm’s interests will not be placed ahead of clients’ interests.

Tiburon

          Tiburon will use its best efforts in connection with the purposes and objectives of its clients and will devote as much of its time and effort to the affairs of its clients as they deem necessary and appropriate to accomplish the purposes of its clients. Under the terms of its clients’ governing documents, Tiburon and its directors, members, partners, shareholders, officers, employees, agents and affiliates (hereinafter referred to as the “TCM Affiliated Parties”) may conduct any other business, including any business within the securities industry, whether or not such business is in competition with its clients. Without limiting the generality of the foregoing, the TCM Affiliated Parties may act as investment adviser or investment manager for others, may manage funds, separate accounts or capital for others and may serve as an officer, director, consultant, partner or stockholder of one or more investment funds, partnerships, securities firms or advisory firms. In this regard, it should be noted that Tiburon and the TCM Affiliated Parties intend to act as the investment manager to an offshore fund with a substantially similar investment program and method of operation to that of its clients, and Tiburon and the TCM Affiliated Parties may, in the future, also serve as the general partner and Tiburon, respectively, for other private investment partnerships with a substantially similar investment program and method of operation to that of its clients. Such other entities or accounts may have investment objectives or may implement investment strategies similar or different to those of its clients. In addition, the TCM Affiliated Parties may, through other investments, including other investment funds, have interests in investments which its clients invest as well as interests in investments in which its clients do not invest. As a result of the foregoing, the TCM Affiliated Parties may have conflicts of interest in allocating their time and activity between its clients and other entities, in allocating investments among its clients and other entities and in effecting transactions for its clients and other entities, including ones in which the TCM Affiliated Parties may have a greater financial interest.

          Tiburon and/or the TCM Affiliated Parties may from time to time invest in hedge funds managed by Tiburon. Tiburon and/or the TCM Affiliated Parties may also personally buy or sell the same instruments that Tiburon buys or sells for its client accounts, and it or they may own securities, or options on securities, of issuers whose securities are subsequently bought for its client accounts. Tiburon’s policy as to such transactions is that neither Tiburon nor any of the TCM Affiliated Parties are to benefit from

45

price movements that may be caused by transactions for its client accounts or otherwise because of Tiburon’s recommendations regarding a particular security.

PROXY VOTING POLICIES AND PROCEDURES

          The Fund’s proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is available through the Fund’s website, at vaneck.com, or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

          Proxies for the Fund’s portfolio securities not allocated to Sub-Advisers are voted in accordance with the Adviser’s proxy voting policies and procedures. In addition, the Fund has delegated authority to vote proxies to each Sub-Adviser (except for Millrace) for the Fund’s portfolio securities allocated to such Sub-Adviser in accordance with their respective proxy voting policies and procedures. The proxy voting policies and procedures or a summary of such policies and procedures for the Adviser and each Sub-Adviser (except for Millrace) is set forth in Appendix A to this SAI.

CODE OF ETHICS

          The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Fund must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for the Fund on the day that the personnel of the Adviser requests pre-clearance, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

          Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. A Personnel member may purchase securities in an IPO or private placement, provided that he or she obtains pre-clearance of the purchase and makes certain representations.

PURCHASE OF SHARES

          The Fund may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Fund is not open for business). Consequently, since the Fund will compute its net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Fund may be significantly affected on days when an investor has no access to the Fund. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board whenever the Board judges it is in the Fund’s best interest to do so.

          Certificates for shares of the Fund will not be issued.

          The Fund may reject a purchase order for any reason, including an exchange purchase, either before or after the purchase.

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          If you purchase shares through a financial intermediary, different purchase minimums may apply. Van Eck reserves the right to waive the investment minimums under certain circumstances.

          Van Eck reserves the right to allow a financial intermediary that has a Class I Agreement with Van Eck to purchase shares for its own omnibus account and for its clients’ accounts in Class I shares of a Fund on behalf of its eligible clients which are Employer-Sponsored Retirement Plans with plan assets of $3 million or more.

AVAILABILITY OF DISCOUNTS

          An investor or the Broker or Agent must notify DST Systems, Inc., the Fund’s transfer agent (“DST”), or the Distributor at the time of purchase whenever a quantity discount or reduced sales charge is applicable to a purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

BREAKPOINT LINKAGE RULES FOR DISCOUNTS

          The term “spouse” also includes civil union and common law marriage as defined by the state laws of residence. The term “child” also includes stepchild. Trust accounts may be linked by trustee if the primary owner or family member is related, by trustee, by grantor and by beneficiary.

VALUATION OF SHARES

          The net asset value per share of the Fund is computed by dividing the value of all of the Fund’s securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the NYSE, usually 4:00 p.m. New York time, Monday through Friday, exclusive of national business holidays. The Fund will be closed on the following national business holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).

          Shares of the Fund are sold at the public offering price, which is determined once each day the Fund is open for business and is the net asset value per share. The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Fund have been received.

          Dividends paid by the Fund with respect to Class A, Class C, Class I and Class Y shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the higher distribution services fee and any incremental transfer agency costs relating to Class C shares will be borne exclusively by that Class. The Trustees have determined that currently no conflict of interest exists between the Class A, Class C, Class I and Class Y shares. On an ongoing basis, the Board, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

          The Fund’s Class A shares are sold at the public offering price, which is determined once each day the Fund is open for business and is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectus.

          Set forth below is an example of the computation of the public offering price for a Class A share of the Fund on December 31, 2011, under the then-current maximum sales charge:

MULTI-MANAGER ALTERNATIVES FUND – A

Net asset value and repurchase price per share on $.001 par value capital shares outstanding	$8.97
Maximum sales charge (as described in the Prospectus)	$0.55
Maximum offering price per share	$9.52

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          In determining whether a deferred sales charge is applicable to Class C shares, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first from any Class A shares in the shareholder’s Fund account (unless a specific request is made to redeem a specific class of shares), Class C shares held for over one year and shares attributable to appreciation or shares acquired pursuant to reinvestment, and third of any Class C shares held longest during the applicable period.

          The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the NYSE. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board may prescribe.

          Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the shares of the Fund may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the NYSE which will not be reflected in the computation of the Fund’s net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Board.

          The Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, the Fund must use the security’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures, which are approved by the Board. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices. Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or “stale” because its price doesn’t change in 5 consecutive business days, (4) the Investment Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

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          In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

          Foreign securities in which the Fund invest may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.

          The Board authorized the Adviser to retain an outside pricing service to value certain portfolio securities. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

          There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

EXCHANGE PRIVILEGE

          Shareholders of the Fund may exchange their shares for shares of the same class of other funds in the Trust. The Exchange Privilege will not be available if the proceeds from a redemption of shares of the Fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or State Street Bank and Trust Company (“SSBT”), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of the Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.

          The Fund reserves the right to (i) charge a fee of not more than $5.00 per exchange payable to the Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege, as disclosed in the Prospectus and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the Fund originally purchased without sales charge, for a period of not less than three (3) months.

          By exercising the Exchange Privilege, each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Trust and each of its series, their Adviser, sub-investment adviser (if any), distributor, transfer agent, SSBT and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys’ fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectus).

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CLASS CONVERSIONS

          Eligible shareholders may convert their shares from one class to another class within the same Fund, without any conversion fee, upon request by such shareholders or their financial intermediaries. For federal income tax purposes, a same-fund conversion from one class to another is not expected to result in the realization by the shareholder of a capital gain or loss (non-taxable conversion). Generally, Class C shares subject to a contingent deferred redemption charge (“CDRC”) and Class A shares purchased after April 30, 2012 subject to a contingent deferred sales charge (“CDSC”) are not eligible for conversion until the applicable CDRC or CDSC period has expired. Not all share classes are available through all financial intermediaries or all their account types or programs. To determine whether you are eligible to invest in a specific class of shares, see the section of the Prospectus entitled “Shareholder Information - How to Choose a Class of Shares” and contact your financial intermediary for additional information.

INVESTMENT PROGRAMS

          DIVIDEND REINVESTMENT PLAN. Reinvestments of dividends of the Fund will occur on a date selected by the Board.

          AUTOMATIC EXCHANGE PLAN. Investors may arrange under the Automatic Exchange Plan to have DST collect a specified amount once a month or quarter from the investor’s account in the Fund and purchase full and fractional shares of another Fund in the same class at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Fund. Class C shares are not eligible.

          An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

          The expenses of the Automatic Exchange Plan are general expenses of the Fund and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days’ notice to DST.

          LETTER OF INTENT (“LOI” or “Letter”). For LOIs, out of an initial purchase (or subsequent purchases if necessary), 5% of the specified dollar amount of an LOI will be held in escrow by DST in a shareholder’s account until the shareholder’s total purchases of the Funds (except the Money Fund) pursuant to the LOI plus a shareholder’s accumulation credit (if any) equal the amount specified in the Letter. A purchase not originally made pursuant to an LOI may be included under a backdated Letter executed within 90 days of such purchase (accumulation credit). If total purchases pursuant to the Letter plus any accumulation credit are less than the specified amount of the Letter, the shareholder must remit to the Distributor an amount equal to the difference in the dollar amount of sales charge the shareholder actually paid and the amount of sales charge which the shareholder would have paid on the aggregate purchases if the total of such purchases had been made at a single time. If the shareholder does not within 20 business days after written request by the dealer or bank or by the Distributor pay such difference in sales charge, DST, upon instructions from the Distributor, is authorized to cause to be repurchased (liquidated) an appropriate number of the escrowed shares in order to realize such difference. A shareholder irrevocably constitutes and appoints DST, as escrow agent, to surrender for repurchase any or all escrowed shares with full power of substitution in the premises and agree to the terms and conditions set forth in the Prospectus and SAI. A LOI is not effective until it is accepted by the Distributor.

          AUTOMATIC INVESTMENT PLAN. Investors may arrange under the Automatic Investment Plan to have DST collect a specified amount once a month or quarter from the investor’s checking account and purchase full and fractional shares of the Fund at the public offering price next computed after receipt of

50

the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Fund.

          An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

          The expenses of the Automatic Investment Plan are general expenses of the Fund and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days’ notice to DST.

          AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan is designed to provide a convenient method of receiving fixed redemption proceeds at regular intervals from shares of the Fund deposited by the investor under this Plan. Class C shares are not eligible, except for automatic withdrawals for the purpose of retirement account distributions. Further details of the Automatic Withdrawal Plan are given in the application, which is available from DST or the Fund.

          In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit or purchase for deposit, with DST, the agent for the Automatic Withdrawal Plan, shares of the Fund having a total value of not less than $10,000 based on the offering price on the date the Application is accepted, except for automatic withdrawals for the purpose of retirement account distributions.

          Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor’s Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.

          Periodic checks for a specified amount will be sent to the investor, or any person designated by him, monthly or quarterly (January, April, July and October). The Fund will bear the cost of administering the Automatic Withdrawal Plan.

          Redemption of shares of the Fund deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered an actual yield or income on his investment, since part of such payments may be a return of his capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

          The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.

          The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor’s death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his duly appointed legal representatives.

SHARES PURCHASED BY NON-U.S. FINANCIAL INSTITUTIONS

          Class A shares of the Fund which are sold with a sales charge may be purchased by a foreign bank or other foreign fiduciary account, with an international selling agreement, for the benefit of foreign investors at the sales charge applicable to the Fund’s $500,000 breakpoint level, in lieu of the sales

51

charge in the above scale. The Distributor has entered into arrangements with foreign financial institutions pursuant to which such institutions may be compensated by the Distributor from its own resources for assistance in distributing Fund shares. Clients of Netherlands’ insurance companies who are not U.S. citizens or residents may purchase shares without a sales charge. Clients of fee-only advisors that purchase shares through a foreign bank or other foreign fiduciary account for the benefit of foreign investors may purchase shares without a sales charge.

TAXES

          The following summary outlines certain federal income tax considerations relating to an investment in the Fund by a taxable U.S. investor (as defined below). This summary is intended only to provide general information to U.S. investors that hold the shares as a capital asset, is not intended as a substitute for careful tax planning, does not address any foreign, state or local tax consequences of an investment in the Fund, and does not address the tax considerations that may be relevant to investors subject to special treatment under the Code. This summary should not be construed as legal or tax advice. This summary is based on the provisions of the Code, applicable U.S. Treasury regulations, administrative pronouncements of the Internal Revenue Service and judicial decisions in effect as of March 2012. Those authorities may be changed, possibly retroactively, or may be subject to differing interpretations so as to result in U.S. federal income tax consequences different from those summarized herein. Prospective investors should consult their own tax advisors concerning the potential federal, state, local and foreign tax consequences of an investment in the Fund, with specific reference to their own tax situation.

          As used herein, the term “U.S. investor” means an investor that, for U.S. federal income tax purposes, is (1) an individual who is a citizen or resident of the U.S., (2) a corporation, or other entity taxable as a corporation, that is created or organized in or under the laws of the U.S. or of any political subdivision thereof, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust if (i) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons as described in Code Section 7701(a)(30) have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. If a partnership or other entity treated as a partnership holds the shares, the tax treatment of a partner in such partnership or equity owner in such other entity generally will depend on the status of the partner or equity owner and the activities of the partnership or other entity.

TAXATION OF THE FUND IN GENERAL

          The Fund intends to continue to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. To so qualify, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements.

          As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gain net income (net long-term capital gains in excess of net short-term capital losses) that it distributes to shareholders if at least 90% of its net investment company taxable income for the taxable year is distributed. However, if for any taxable year the Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as dividend income to the extent of the Fund’s current or accumulated earnings or profits.

          The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute, or be deemed to have distributed, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98.2% of its capital

52

gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUND’S INVESTMENTS

          Original Issue Discount and Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for them to maintain their status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

          Debt securities may be purchased by the Fund at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Fund purchased the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless they make the election to include market discount currently.

          Options and Futures Transactions. Certain of the Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund’s income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to options and futures contracts. The extent to which the Fund makes such investments may be materially limited by these provisions of the Code.

          Foreign Currency Transactions. Under Section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts on foreign currencies that are not “regulated futures contracts,” and from unlisted or equity options are treated as ordinary income or loss under Section 988. The Fund may elect to have foreign currency-related regulated futures contracts and listed non-equity options be subject to ordinary income or loss treatment under Section 988. In addition, in certain circumstances, the Fund may elect capital gain or loss treatment for foreign currency transactions. The rules under Section 988 may also affect the timing of income recognized by the Fund. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investment in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the qualifying income test described above

TAXATION OF THE SHAREHOLDERS

          Dividends of net investment income and the excess of net short-term capital gain over net long-term capital loss are generally taxable as ordinary income to shareholders. However, for taxable years

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beginning before January 1, 2013, a portion of the dividend income received by the Fund may constitute qualified dividend income eligible for a maximum rate of tax of 15% to individuals, trusts and estates. If the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), the qualified dividend rule applies only if and to the extent reported by the Fund as qualified dividend income. The Fund may report such dividends as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such dividends are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In order to be eligible for the 15% maximum rate on dividends from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund as such are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders, except to the extent of gain from a sale or disposition of collectibles, such as precious metals, taxable currently at a 28% rate. Any loss realized upon a taxable disposition of shares within a year from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period.

          Dividends of net investment income and distributions of net capital gain will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Fund, the amount of the dividend/distribution deemed to have been received by participating shareholders generally is the amount of cash which would otherwise have been received. In such case, participating shareholders will have a basis for federal income tax purposes in each share received from the Fund equal to such amount of cash.

          Dividends and/or distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Should a dividend/distribution reduce the net asset value below a shareholder’s cost basis, such dividend/distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a dividend/distribution. The price of shares purchased at that time includes the amount of any forthcoming dividend/distribution. Those investors purchasing shares just prior to a dividend/distribution will then receive a return of their investment upon payment of such dividend/distribution which will nevertheless be taxable to them.

          If a shareholder (i) incurs a sales load in acquiring shares in the Fund, and (ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load (“reinvestment right”), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder’s gain or loss on the disposition. For sales charges incurred in taxable years beginning after December 22, 2010, this sales charge deferral rule shall apply only when a shareholder makes such new acquisition of Fund shares or shares of a different regulated investment company during the period beginning on the date the original Fund shares are disposed of and ending on January 31 of the calendar year following the calendar year of the disposition of the original Fund shares. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder’s basis in such shares.

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          The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit may be allowed for shareholders who hold shares of the Fund for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date. Under certain circumstances, individual shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116 or having to comply with most foreign tax credit limitations, provided certain other requirements are met.

          The Fund may be required to backup withhold federal income tax at a current rate of 28% from dividends paid to any shareholder who fails to furnish a certified taxpayer identification number (“TIN”) or who fails to certify that he or she is exempt from such withholding, or who the Internal Revenue Service notifies the Fund as having provided the Fund with an incorrect TIN or failed to properly report interest or dividends for federal income tax purposes. Any such withheld amount will be fully creditable on the shareholder’s U.S. federal income tax return, provided certain requirements are met. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase to 31% for amounts distributed or paid after December 31, 2012.

           New Legislation. For taxable years beginning after January 1, 2013, a 3.8% Medicare contribution tax will be imposed on the net investment income of certain high-income individuals, trusts and estates. For this purpose, net investment income generally includes, among other things, distributions paid by the Fund, including capital gain dividends (but excluding exempt interest dividends), and any net gain from the sale of Fund shares.

FOREIGN ACCOUNT TAX COMPLIANCE ACT

          The Foreign Account Tax Compliance Act (or “FATCA”) may impose withholding taxes on certain types of U.S. source income “withholdable payments” (including dividends, rents, gains from the sale of equity securities and certain interest payments) made to “foreign financial institutions” and certain other non-financial foreign entities unless (i) the foreign financial institution undertakes certain diligence and reporting obligations or (ii) the non-financial foreign entity either certifies it does not have any substantial U.S. owners or furnishes identifying information regarding each substantial U.S. owner. To avoid withholding upon receipt of payments, a foreign financial institution must enter into an agreement with the U.S. Treasury requiring, among other things, that it undertake to identify accounts held by certain U.S. persons or U.S.-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to account holders whose actions prevent it from complying with these reporting and other requirements. Withholding under this legislation on withholdable payments to foreign financial institutions and non-financial foreign entities is expected to apply after December 31, 2014 with respect to gross proceeds of a disposition of property that can produce U.S. source interest or dividends and after December 31, 2013 with respect to other withholdable payments (although the legislation may apply sooner for such other withholdable payments made to non-financial foreign entities). Prospective investors should consult their own tax advisors regarding this new legislation.

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TAXATION OF NON-U.S. INVESTORS

          The foregoing summary of certain federal income tax considerations does not apply to potential investors in the Fund that are not U.S. investors (“Non-U.S. investors”). Distributions of ordinary income paid to Non-U.S. investors generally will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above.

REDEMPTIONS IN KIND

          The Trust has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Dealers and intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

DESCRIPTION OF THE TRUST

          The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 3, 1985. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of the Fund, $.001 par value. The Trust currently consists of six separate series: Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund, Long/Flat Commodity Index Fund, CM Commodity Index Fund and the Fund.

          The Fund is classified as a non-diversified fund under the 1940 Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund’s assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. The Fund is a separate pool of assets of the Trust which is separately managed and which may have a different investment objective from that of another Fund. The Board has the authority, without the necessity of a shareholder vote, to create any number of new series.

          Each share of the Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust’s Amended and Restated Master Trust Agreement, as amended (“Master Trust Agreement”), no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time a meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and

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holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more trustees. Shares of the Fund vote as a separate class, except with respect to the election of Trustees and as otherwise required by the 1940 Act. On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of the Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the 1940 Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders.

          Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust’s property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

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ADDITIONAL INFORMATION

          CUSTODIAN. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 is the custodian of the Trust’s portfolio securities, cash, coins and bullion. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of the Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.

          TRANSFER AGENT. DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105 serves as transfer agent for the Trust.

          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, Five Times Square, New York, NY 10036 serves as independent registered public accounting firm for the Trust.

          COUNSEL. Goodwin Procter LLP, Exchange Place, Boston, MA 02109 serves as counsel to the Trust.

FINANCIAL STATEMENTS

          The audited financial statements of the Fund for the fiscal year ended December 31, 2011 are incorporated by reference from the Fund’s Annual Report to shareholders, which is available at no charge by visiting the Van Eck website at vaneck.com, or upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this SAI.

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APPENDIX A

ADVISER’S PROXY VOTING POLICIES

VAN ECK GLOBAL PROXY VOTING POLICIES

Van Eck Global (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.

Resolving Material Conflicts of Interest

When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines , or

2.	The potential conflict will be disclosed to the client:

	a.	with a request that the client vote the proxy,

	b.	with a recommendation that the client engage another party to determine how the proxy should be voted or

	c.	if the foregoing are not acceptable to the client, disclosure of how Van Eck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.

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A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a Van Eck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

Client Inquiries

All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.

Disclosure to Clients:

1.	Notification of Availability of Information
a.

Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

2.	Availability of Proxy Voting Information
	a.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

1.	Van Eck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:
	a.	proxy statements received;
	b.	identifying number for the portfolio security;
	c.	shareholder meeting date;
	d.	brief identification of the matter voted on;
	e.	whether the vote was cast on the matter;
	f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
	g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;
h.

a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to

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vote or that memorialized the basis for the decision, if such documents were prepared.

2.

Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

3.

If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

4.

Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Voting Foreign Proxies

At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.

Securities Lending

Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.

Proxy Voting Policy

The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.

While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.

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The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

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PROXY PAPER GUIDELINES 2012 PROXY SEASON

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

U N I T E D S T A T E S

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I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

Election of Directors

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Independence

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

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Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years[1] before the inquiry are usually considered “current” for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.

Affiliated Director – An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.[2] This includes directors whose employers have a material financial relationship with the company.[3] In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.[4]

1      NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

2      If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

3      We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

[4] This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the

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We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

•

$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

•

$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[5] and any aircraft and real estate dealings between the company and the director’s firm; or

•

1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.

investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

5     We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship ceases, we will consider the director to be independent.

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Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Voting Recommendations on the Basis of Board Independence

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically[6] recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

Committee Independence

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.[7] We typically

[6] With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the concerning issue is not resolved.

7 We will recommend voting against an audit committee member who owns 20% or more of the

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recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Independent Chairman

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.[8] Another study finds that 41 percent of S&P 500 boards now separate the CEO and chairman roles, up from 26 percent in 2001, although the same study found that of those companies, only 21 percent have truly independent chairs..[9]

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Performance

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

Voting Recommendations on the Basis of Performance

We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[10]

[8] Ken Favaro, Per-Ola Karlsson and Gary Neilson. “CEO Succession 2000-2009: A Decade of Convergence and Compression.” Booz & Company (from Strategy+Business, Issue 59, Summer 2010).

[9] Spencer Stuart Board Index, 2011, p. 6.

[10] However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness

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2.

A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.

A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.

All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

Audit Committees and Performance

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”[11]

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial or other extenuating circumstances.

11      Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

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management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

Standards for Assessing the Audit Committee

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”[12]

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:[13]

[12] Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

[13] Where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

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1.

All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.

The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least 4 times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.

Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[14]

6.

All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.

The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.

All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee

[14] Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

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proportions.

10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.

The audit committee chair[15] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A16 letter has been issued.

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.[17]

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

•	The restatement involves fraud or manipulation by insiders;
•	The restatement is accompanied by an SEC inquiry or investigation;
•	The restatement involves revenue recognition;
•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

15 In all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

[16] Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

[17] Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

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•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.

All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[18]

20.

All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

Compensation Committee Performance

Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance

[18] The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will recommend voting against for the following:[19]

[19] Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the

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1.

All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[20]

2.

Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.

3.

The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.[21]

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5.

All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

committee chair.

[20] Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a Say-on-Pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the Say-on-Pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the Say-on-Pay proposal.

21 In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from an F to a D grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a Say-on-Pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

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6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.	The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

8.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9.	All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.

10.

All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12.

All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.

The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.

All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[22]

[22] In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance

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15.

All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the Say-on-Pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the Say-on-Pay proposal in the prior year, if there is no evidence that the board responded accordingly to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of vote against.

Nominating and Governance Committee Performance

The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

Regarding the nominating and or governance committee, we will recommend voting against the following:[23]

1.	All members of the governance committee[24] during whose tenure the committee.

[23] Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

24 If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

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board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights - i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.[25] Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

2.	The governance committee chair,[26] when the chairman is not independent and an independent lead or presiding director has not been appointed.[27]

3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.

The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

6.	The governance committee chair, when during the past year the board

[25] Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

26 If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

27 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

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adopted a forum selection clause (i.e. an exclusive forum provision)[28] without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

Regarding the nominating committee, we will recommend voting against the following:[29]

1.

All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.

The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3.	In the absence of a governance committee, the nominating committee chair[30] when the chairman is not independent, and an independent lead or presiding director has not been appointed.[31]

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[32]

28 A forum selection clause is a bylaw provision stipulating that a certain state, typically Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g. shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.

[29] Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

30 If the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

31 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

32 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

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5.

The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[33]

Board-level Risk Management Oversight

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firm have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or

[33] Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

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otherwise)[34], we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.

Experience

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.[35]

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

Other Considerations

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

34 A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

35 We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

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We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:

1. A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2. A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis. Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.[36] Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.8 in 2006 and 1.2 in 2001.[37]

3. A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

[36] Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

[37] Spencer Stuart Board Index, 2011, p. 8.

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4. A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5. Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[38]

6. All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.[39] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).[40]

38 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e. multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

[39] Refer to Section IV. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

[40] The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate

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Controlled Companies

Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2. The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

a. We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

b. Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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3. Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chairman or presiding director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

Unofficially Controlled Companies and 20-50% Beneficial Owners

Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but believe the company should otherwise be treated like another public company; we will therefore apply all other standards as outlined above.

Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

Exceptions for Recent IPOs

We believe companies that have recently completed an initial public offering (“IPO”) should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company’s IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (eg. board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

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However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1.

Adoption of a poison pill: in cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill’s adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting the pill and the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a 5-10 year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill’s adoption. Such instances are indicative of boards that may subvert shareholders’ best interests following their IPO.

2.

Adoption of an exclusive forum provision: consistent with our general approach to boards that adopt exclusive forum provisions without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), in cases where a board adopts such a provision for inclusion in a company’s charter or bylaws before the company’s IPO, we will recommend voting against the chairman of the governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

Further, shareholders should also be wary of companies in this category that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g. a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies.

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Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1. Size of the board of directors: The board should be made up of between five and twenty directors.

2. The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3. Independence of the audit committee: The audit committee should consist solely of independent directors.

4. Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1. Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2. When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3. Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not

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have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

Declassified Boards

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced.”41 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.42 Further, one of those same professors found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”43 A subsequent study reaffirmed that classified boards reduce shareholder value, finding

[41] Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002), page 1.

42 Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

[43] Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

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“that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”44

Shareholders have increasingly come to agree with this view. In 2011 more than 75% of S&P 500 companies had declassified boards, up from approximately 41% a decade ago.45 Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.46

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

Mandatory Director Term and Age limits

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

[44] Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

[45] Spencer Stuart Board Index, 2011, p. 14

[46] Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy,” 54 Stanford Law Review 887-951 (2002).

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In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

Requiring Two or More Nominees per Board Seat

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

Shareholder Access

We expect to see a number of shareholder proposals regarding this topic in 2012. For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Section V. Compensation, Environmental, Social and Governance Shareholder Initiatives.

Majority Vote for the Election of Directors

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

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While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During 2011, Glass Lewis tracked over 40 proposals seeking to require a majority vote to elect directors at annual meetings in the U.S., a slight increase over 2010 when we tracked just under 35 proposals, but a sharp contrast to the 147 proposals tracked during 2006. The large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 79% of companies in the S&P 500 index, up from 56% in 2008.47 During 2009 these proposals received on average 59% shareholder support (based on for and against votes), up from 54% in 2008.

The plurality vote standard

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

Advantages of a majority vote standard

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of

[47] Spencer Stuart Board Index, 2011, p. 14

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investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

II. TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING

Auditor Ratification

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of

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skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”48

Most recently on August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB will convene a public roundtable meeting in March 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years) particularly at companies with a history of accounting problems.

Voting Recommendations on Auditor Ratification

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.	Recent material restatements of annual financial statements, including those

[48] “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

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resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[49]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.

Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

Pension Accounting Issues

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

III. THE LINK BETWEEN

[49] An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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COMPENSATION AND PERFORMANCE

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Advisory Vote on Executive Compensation (“Say-on-Pay”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required most companies50 to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

[50] Small reporting companies (as defined by the SEC as below $75,000,000 in market capitalization) received a two-year reprieve and will only be subject to say-on-pay requirements beginning at meetings held on or after January 21, 2013.

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This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although Say-on-Pay proposals are non-binding, a high level of “against” or “abstain” votes indicate substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis focuses on four main areas when reviewing Say-on-Pay proposals:

•	The overall design and structure of the Company’s executive compensation program including performance metrics;

•	The quality and content of the Company’s disclosure;

•	The quantum paid to executives; and

•	The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades

We also review any significant changes or modifications, and rationale for such changes, made to the Company’s compensation structure or award amounts, including base salaries.

Say-on-Pay Voting Recommendations

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In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

•	Inappropriate peer group and/or benchmarking issues

•	Inadequate or no rationale for changes to peer groups

•	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes

•	Guaranteed bonuses

•	Targeting overall levels of compensation at higher than median without adequate justification

•	Bonus or long-term plan targets set at less than mean or negative performance levels

•	Performance targets not sufficiently challenging, and/or providing for high potential payouts

•	Performance targets lowered, without justification

•	Discretionary bonuses paid when short- or long-term incentive plan targets were not met

•	Executive pay high relative to peers not justified by outstanding company performance

•	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” below)

In the instance that a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

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Additional Scrutiny for Companies with Significant Opposition in 2011

At companies that received a significant shareholder vote (anything greater than 25%) against their say on pay proposal in 2011, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year’s vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on this issue and responding accordingly, we will recommend holding compensation committee members accountable for a failure to respond in consideration of the level of the vote against and the severity and history of the compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

Short-Term Incentives

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on internal financial measures such as net profit after tax, EPS growth and divisional profitability as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. However, we accept variations from these metrics if they are tied to the Company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

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Where management has received significant STIs but short-term performance as measured by such indicators as increase in profit and/or EPS growth over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation why these significant short-term payments were made.

Long-Term Incentives

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

•	No re-testing or lowering of performance conditions

•	Performance metrics that cannot be easily manipulated by management

•	Two or more performance metrics

•	At least one relative performance metric that compares the company’s performance to a relevant peer group or index

•	Performance periods of at least three years

•	Stretching metrics that incentivize executives to strive for outstanding performance

•	Individual limits expressed as a percentage of base salary

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business.

Glass Lewis believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation. External benchmarks should be disclosed and transparent, such as total shareholder return (“TSR”) against a well-selected sector index, peer group or other performance hurdle. The rationale behind the selection of a specific index or peer group should be disclosed. Internal benchmarks (e.g. earnings per share growth) should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

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We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade, see below for more information, and specifically the proportion of total compensation that is stock-based.

Pay for Performance

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Therefore, Glass Lewis developed a proprietary pay-for-performance model to evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against four peer groups and across seven performance metrics. Using a forced curve and a school letter-grade system, we grade companies from A-F according to their pay-for-performance linkage. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend shareholders to vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs.

Recoupment (“Clawback”) Provisions

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

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Frequency of Say-on-Pay

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

Vote on Golden Parachute Arrangements

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements will benefit all shareholders. Glass Lewis will analyze each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs double).

Equity-Based Compensation Plan Proposals

We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise,

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repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

1.	Companies should seek more shares only when needed.

2.	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently).

3.	If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

4.	Annual net share count and voting power dilution should be limited.

5.	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

6.	The expected annual cost of the plan should be proportional to the business’s value.

7.	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.

8.	Plans should deliver value on a per-employee basis when compared with

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programs at peer companies.

9.	Plans should not permit re-pricing of stock options.

10.

Plans should not contain excessively liberal administrative or payment terms. 11. Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements.

12.	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

Option Exchanges

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

1.	Officers and board members cannot participate in the program;

2.	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

3.	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

4.	Management and the board make a cogent case for needing to motivate and

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retain existing employees, such as being in a competitive employment market.

Option Backdating, Spring-Loading, and Bullet-Dodging

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.51

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who

[51] Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(m) Plans

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business

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performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

Director Compensation Plans

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders

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vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

1.	The form of offer is not required to be an all-cash transaction;

2.	The offer is not required to remain open for more than 90 business days;

3.	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

4.	There is no fairness opinion requirement; and

5.	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL Poison Pills

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”52 In this case, a company may adopt or amend a poison pill (“NOL pill”) in

[52] Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

Fair Price Provisions

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

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Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

Reincorporation

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:

1.	Is the board sufficiently independent?

2.	Does the Company have anti-takeover protections such as a poison pill or classified board in place?

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3.	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

4.	Do shareholders have the right to call special meetings of shareholders?

5.	Are there other material governance issues at the Company?

6.	Has the Company’s performance matched or exceeded its peers in the past one and three years?

7.	How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

8.	Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM PROVISIONS

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision. Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

Authorized Shares

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.

Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the

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past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.

Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.

Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.

Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Advance Notice Requirements

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

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We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

Voting Structure

Cumulative Voting

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy

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indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Supermajority Vote Requirements

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

Transaction of Other Business

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

Anti-Greenmail Proposals

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

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Mutual Funds: Investment Policies and Advisory Agreements

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;

•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

V. COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the

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shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

The following is a discussion of Glass Lewis’ approach to certain common shareholder resolutions. We note that the following is not an exhaustive list of all shareholder proposals.

Compensation

Glass Lewis carefully reviews executive compensation since we believe that this is an important area in which the board’s priorities and effectiveness are revealed. Executives should be compensated with appropriate base salaries and incentivized with additional awards in cash and equity only when their performance and that of the company warrants such rewards. Compensation, especially when also in line with the compensation paid by the company’s peers, should lead to positive results for shareholders and ensure the use of appropriate incentives that drives those results over time.

However, as a general rule, Glass Lewis does not believe shareholders should be involved in the approval and negotiation of compensation packages. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of directors. Therefore, Glass Lewis closely scrutinizes shareholder proposals relating to compensation to determine if the requested action or disclosure has already accomplished or mandated and whether it allows sufficient, appropriate discretion to the board to design and implement reasonable compensation programs.

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Disclosure of Individual Compensation

Glass Lewis believes that disclosure of information regarding compensation is critical to allowing shareholders to evaluate the extent to which a company’s pay is based on performance. However, we recognize that the SEC currently mandates significant executive compensation disclosure. In some cases, providing information beyond that which is required by the SEC, such as the details of individual employment agreements of employees below the senior level, could create internal personnel tension or put the company at a competitive disadvantage, prompting employee poaching by competitors. Further, it is difficult to see how this information would be beneficial to shareholders. Given these concerns, Glass Lewis typically does not believe that shareholders would benefit from additional disclosure of individual compensation packages beyond the significant level that is already required; we therefore typically recommend voting against shareholder proposals seeking such detailed disclosure. We will, however, review each proposal on a case by basis, taking into account the company’s history of aligning executive compensation and the creation of shareholder value.

Linking Pay with Performance

Glass Lewis views performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. In our view, an executive’s compensation should be specific to the company and its performance, as well as tied to the executive’s achievements within the company.

However, when firms have inadequately linked executive compensation and company performance we will consider recommending supporting reasonable proposals seeking that a percentage of equity awards be tied to performance criteria. We will also consider supporting appropriately crafted proposals requesting that the compensation committee include multiple performance metrics when setting executive compensation, provided that the terms of the shareholder proposal are not overly prescriptive. Though boards often argue that these types of restrictions unduly hinder their ability to attract talent we believe boards can develop an effective, consistent and reliable approach to remuneration utilizing a wide range (and an appropriate mix) of fixed and performance-based compensation.

Retirement Benefits & Severance

As a general rule, Glass Lewis believes that shareholders should not be involved in the approval of individual severance plans. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of its director members.

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However, when proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive’s base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, based on the executive’s average annual compensation for the most recent five years, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit without an offsetting incentive to the executive. We believe that shareholders should be consulted before relinquishing such a right, and we believe implementing such policies would still leave companies with sufficient freedom to enter into appropriate severance arrangements.

Following the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), the SEC proposed rules that would require that public companies hold advisory shareholder votes on compensation arrangements and understandings in connection with merger transactions, also known as “golden parachute” transactions. Effective April 4, 2011, the SEC requires that companies seeking shareholder approval of a merger or acquisition transaction must also provide disclosure of certain “golden parachute” compensation arrangements and, in certain circumstances, conduct a separate shareholder advisory vote to approve golden parachute compensation arrangements.

Bonus Recoupments (“Clawbacks”)

We believe it is prudent for boards to adopt detailed and stringent policies whereby, in the event of a restatement of financial results, the board will review all performance related bonuses and awards made to senior executives during the period covered by a restatement and will, to the extent feasible, recoup such bonuses to the extent that performance goals were not achieved. While the Dodd-Frank Act mandates that all companies adopt clawback policies that will require companies to develop a policy to recover compensation paid to current and former executives erroneously paid during the three year prior to a restatement, the SEC has yet to finalize the relevant rules. As a result, we expect to see shareholder proposals regarding clawbacks in the upcoming proxy season.

When examining proposals requesting that companies adopt recoupment policies, Glass Lewis will first review any relevant policies currently in place. When the board has already committed to a proper course, and the current policy covers the major tenets of the proposal, we see no need for further action. Further, in some instances, shareholder proposals may call for board action that contravenes legal obligations under existing employment agreements. In other cases proposals may excessively limit the board’s ability to exercise judgment and reasonable discretion, which may or may not be warranted, depending on the specific situation of the company in question. We believe

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it is reasonable that a mandatory recoupment policy should only affect senior executives and those directly responsible for the company’s accounting errors.

We note that where a company is entering into a new executive employment contract that does not include a clawback provision and the company has had a material restatement in the recent past, Glass Lewis will recommend voting against the responsible members of the compensation committee. The compensation committee has an obligation to shareholders to include reasonable controls in executive contracts to prevent payments in the case of inappropriate behavior.

Golden Coffins

Glass Lewis does not believe that the payment of substantial, unearned posthumous compensation provides an effective incentive to executives or aligns the interests of executives with those of shareholders. Glass Lewis firmly believes that compensation paid to executives should be clearly linked to the creation of shareholder value. As such, Glass Lewis favors compensation plans centered on the payment of awards contingent upon the satisfaction of sufficiently stretching and appropriate performance metrics. The payment of posthumous unearned and unvested awards should be subject to shareholder approval, if not removed from compensation policies entirely. Shareholders should be skeptical regarding any positive benefit they derive from costly payments made to executives who are no longer in any position to affect company performance.

To that end, we will consider supporting a reasonably crafted shareholder proposal seeking to prohibit, or require shareholder approval of, the making or promising of any survivor benefit payments to senior executives’ estates or beneficiaries. We will not recommend supporting proposals that would, upon passage, violate existing contractual obligations or the terms of compensation plans currently in effect.

Retention of Shares until Retirement

We strongly support the linking of executive pay to the creation of long-term sustainable shareholder value and therefore believe shareholders should encourage executives to retain some level of shares acquired through equity compensation programs to provide continued alignment with shareholders. However, generally we do not believe that requiring senior executives to retain all or an unduly high percentage of shares acquired through equity compensation programs following the termination of their employment is the most effective or desirable way to accomplish this goal. Rather, we believe that restricting executives’ ability to exercise all or a supermajority of otherwise vested equity awards until they leave the company may hinder the ability of the compensation committee to both attract and retain executive talent. In our view, otherwise qualified and willing candidates could be dissuaded from accepting

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employment if he/she believes that his/her compensation could be dramatically affected by financial results unrelated to their own personal performance or tenure at the company. Alternatively, an overly strict policy could encourage existing employees to quit in order to realize the value locked in their incentive awards. As such, we will not typically recommend supporting proposals requiring the retention of significant amounts of equity compensation following termination of employment at target firms.

Tax Gross-Ups

Tax gross-ups can act as an anti-takeover measure, as larger payouts to executives result in larger gross-ups, which could artificially inflate the ultimate purchase price under a takeover or merger scenario. Additionally, gross-ups can result in opaque compensation packages where shareholders are unlikely to be aware of the total compensation an executive may receive. Further, we believe that in instances where companies have severance agreements in place for executives, payments made pursuant to such arrangements are often large enough to soften the blow of any additional excise taxes. Finally, such payments are not performance based, providing no incentive to recipients and, if large, can be a significant cost to companies.

Given the above, we will typically recommend supporting proposals requesting that a compensation committee adopt a policy that it will not make or promise to make to its senior executives any tax gross-up payments, except those applicable to management employees of the company generally, such as a relocation or expatriate tax equalization policy.

Linking Executive Pay to Environmental and Social Criteria

We recognize that a company’s involvement in environmentally sensitive and labor-intensive industries influences the degree to which a firm’s overall strategy must weigh environmental and social concerns. However, we also understand that the value generated by incentivizing executives to prioritize environmental and social issues is difficult to quantify and therefore measure, and necessarily varies among industries and companies.

When reviewing such proposals seeking to tie executive compensation to environmental or social practices, we will review the target firm’s compliance with (or contravention of) applicable laws and regulations, and examine any history of environmental and social related concerns including those resulting in material investigations, lawsuits, fines and settlements. We will also review the firm’s current compensation policies and practice. However, with respect to executive compensation, Glass Lewis generally believes that such policies should be left to the compensation committee.

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Governance

Declassification of the Board

Glass Lewis believes that classified boards (or “staggered boards”) do not serve the best interests of shareholders. Empirical studies have shown that: (i) companies with classified boards may show a reduction in firm value; (ii) in the context of hostile takeovers, classified boards operate as a takeover defense, which entrenches management, discourages potential acquirers and delivers less return to shareholders; and (iii) companies with classified boards are less likely to receive takeover bids than those with single class boards. Annual election of directors provides increased accountability and requires directors to focus on the interests of shareholders. When companies have classified boards shareholders are deprived of the right to voice annual opinions on the quality of oversight exercised by their representatives.

Given the above, Glass Lewis believes that classified boards are not in the best interests of shareholders and will continue to recommend shareholders support proposals seeking their repeal.

Right of Shareholders to Call a Special Meeting

Glass Lewis strongly believes that shareholders should have the ability to call meetings of shareholders between annual meetings to consider matters that require prompt attention. However, in order to prevent abuse and waste of corporate resources by a small minority of shareholders, we believe that shareholders representing at least a sizable minority of shares must support such a meeting prior to its calling. Should the threshold be set too low, companies might frequently be subjected to meetings whose effect could be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. Typically we believe this threshold should not fall below 10-15% of shares, depending on company size.

In our case-by-case evaluations, we consider the following:

•	Company size

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

•	Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin-offs, etc.)

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•	Existence of anti-takeover protections or other entrenchment devices

•	Opportunities for shareholder action (e.g., ability to act by written consent)

•	Existing ability for shareholders to call a special meeting

Right of Shareholders to Act by Written Consent

Glass Lewis strongly supports shareholders’ right to act by written consent. The right to act by written consent enables shareholders to take action on important issues that arise between annual meetings. However, we believe such rights should be limited to at least the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote were present and voting.

In addition to evaluating the threshold for which written consent may be used (e.g. majority of votes cast or outstanding), we will consider the following when evaluating such shareholder proposals:

•	Company size

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

•	Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin offs, etc.)

•	Existence of anti-takeover protections or other entrenchment devices

•	Opportunities for shareholder action (e.g., ability and threshold to call a special meeting)

•	Existing ability for shareholders to act by written consent

Board Composition

Glass Lewis believes the selection and screening process for identifying suitably qualified candidates for a company’s board of directors is one which requires the judgment of many factors, including the balance of skills and talents, the breadth of experience and diversity of candidates and existing board members. Diversity of skills, abilities and points of view can foster the development of a more creative, effective and dynamic board. In general, however, we do not believe that it is in the best interests of shareholders for firms to be beholden to arbitrary rules regarding its board, or committee, composition. We believe such matters should be left to a board’s

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nominating committee, which is generally responsible for establishing and implementing policies regarding the composition of the board. Members of this committee may be held accountable through the director election process. However, we will consider supporting reasonable, well-crafted proposals to increase board diversity where there is evidence a board’s lack of diversity lead to a decline in shareholder value.

Reimbursement of Solicitation Expenses

Where a dissident shareholder is seeking reimbursement for expenses incurred in waging a contest or submitting a shareholder proposal and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for reasonable expenses. In those rare cases where a shareholder has put his or her own time and money into organizing a successful campaign to unseat a poorly performing director (or directors) or sought support for a shareholder proposal, we feel that the shareholder should be entitled to reimbursement of expenses by other shareholders, via the company. We believe that, in such cases, shareholders express their agreement by virtue of their majority vote for the dissident (or the shareholder proposal) and will share in the expected improvement in company performance.

Majority Vote for the Election of Directors

If a majority vote standard were implemented, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Further, occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests. Glass Lewis will generally support shareholder proposals calling for the election of directors by a majority vote, except for use in contested director elections.

Cumulative Vote for the Election of Directors

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders. However, when a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result

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of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Given the above, where a company (i) has adopted a true majority vote standard; (ii) has simultaneously proposed a management-initiated true majority vote standard; or (iii) is simultaneously the target of a true majority vote standard shareholder proposal, Glass Lewis will recommend voting against cumulative voting proposals due to the potential incompatibility of the two election methods.

For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Supermajority Vote Requirements

We believe that a simple majority is appropriate to approve all matters presented to shareholders, and will recommend that shareholders vote accordingly. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. In a takeover context supermajority vote requirements can strongly limit the voice of shareholders in making decisions on crucial matters such as selling the business. These limitations in turn may degrade share value and can reduce the possibility of buyout premiums for shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority of shareholders.

Independent Chairman

Glass Lewis views an independent chairman as better able to oversee the executives and set a pro-shareholder agenda in the absence of the conflicts that a CEO, executive insider, or close company affiliate may face. Separating the roles of CEO and chairman may lead to a more proactive and effective board of directors. The presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. We believe that the separation of these two key roles eliminates the conflict of interest that inevitably occurs when a CEO, or other executive, is responsible for self-oversight. As such, we will typically support reasonably crafted shareholder proposals seeking the installation of an independent chairman at a target company. However, we will not support proposals that include overly prescriptive definitions of “independent.”

Proxy Access

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Shareholders have consistently sought mechanisms through which they could secure a meaningful voice in director elections in recent years. While many of these efforts have centered on regulatory changes at the SEC, the United States Congress and the Obama Administration have placed “Proxy Access” in the spotlight of the U.S. Government’s most recent corporate governance-related financial reforms. Regulations allowing or mandating the reimbursement of solicitation expenses for successful board candidates exist and further regulation is pending. A 2009 amendment to the Delaware Corporate Code allows companies to adopt bylaw provisions providing shareholders proxy access.

Further, in July 2010, President Obama signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act, (the “Dodd-Frank Act”). This Act provides the SEC with the authority to adopt rules permitting shareholders to use issuer proxy solicitation materials to nominate director candidates. The SEC received over 500 comments regarding proposed proxy access, some of which questioned the agency’s authority to adopt such a rule. Nonetheless, in August 2010, the SEC adopted final Rule 14a-11, which under certain circumstances, gives shareholders (and shareholder groups) who have collectively held at least 3% of the voting power of a company’s securities continuously for at least three years, the right to nominate up to 25% of a board’s directors and have such nominees included on a company’s ballot and described in its proxy statement. While final Rule 14a-11 was originally scheduled to take effect on November 15, 2010, on October 4, 2010, the SEC announced that it would delay the rule’s implementation following the filing of a lawsuit by the U.S. Chamber Of Commerce and the Business Roundtable. In July 2011, the United States Court of Appeals for the District of Columbia ruled against the SEC based on what it perceived to be the SEC’s failure to fully consider the costs and the benefits of the proxy access rules. On September 6, 2011, the SEC announced that it would not be seeking rehearing of the decision. However, while rule 14a-11 was vacated, the U.S. Court of Appeals issued a stay on the “private ordering” amendments to Rule 14a-8, meaning that companies are no longer able to exclude shareholder proposals requesting that they adopt procedures to allow for shareholder nominees to be included in proxy statements (“Statement by SEC Chairman Mary L. Schapiro on Proxy Access Ligation.” SEC Press Release. September 6, 2011).

Glass Lewis will consider supporting well-crafted and reasonable proposals requesting proxy access, as we believe that in some cases, adoption of this provision allows for improved shareholder rights and ensures that shareholders who maintain a long-term interest in the target company have an ability to nominate candidates for the board. Glass Lewis reviews proposals requesting proxy access on a case-by-case basis, and will consider the following in our analysis:

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•	Company size;

•	The shareholder proponent and their reasoning for putting forth the proposal at the target company;

•	The percentage ownership requested and holding period requirement;

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.);

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals;

•	Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin-offs, etc.);

•	Existence of anti-takeover protections or other entrenchment devices; and

•	Opportunities for shareholder action (e.g., ability to act by written consent or right to call a special meeting).

Environment

There are significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Directors should monitor management’s performance in mitigating environmental risks attendant with operations in order to eliminate or minimize the risks to the company and shareholders.

When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable. When a substantial environmental risk has been ignored or inadequately addressed, we may recommend voting against responsible members of the governance committee, or members of a committee specifically charged with sustainability oversight.

With respect to environmental risk, Glass Lewis believes companies should actively consider their exposure to:

Direct environmental risk: Companies should evaluate financial exposure to direct environmental risks associated with their operations. Examples of direct environmental risks are those associated with spills, contamination, hazardous leakages, explosions, or

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reduced water or air quality, among others. Further, firms should consider their exposure to environmental risks emanating from systemic change over which they may have only limited control, such as insurance companies affected by increased storm severity and frequency resulting from climate change.

Risk due to legislation/regulation: Companies should evaluate their exposure to shifts or potential shifts in environmental regulation that affect current and planned operations. Regulation should be carefully monitored in all jurisdictions within which the company operates. We look closely at relevant and proposed legislation and evaluate whether the company has responded appropriately.

Legal and reputational risk: Failure to take action on important issues may carry the risk of damaging negative publicity and potentially costly litigation. While the effect of high-profile campaigns on shareholder value may not be directly measurable, in general we believe it is prudent for firms to evaluate social and environmental risk as a necessary part in assessing overall portfolio risk.

If there is a clear showing that a company has inadequately addressed these risks, Glass Lewis may consider supporting appropriately crafted shareholder proposals requesting increased disclosure, board attention or, in limited circumstances, specific actions. In general, however, we believe that boards and management are in the best position to address these important issues, and will only rarely recommend that shareholders supplant their judgment regarding operations.

Climate Change and Green House Gas Emission Disclosure

Glass Lewis will consider recommending a vote in favor of a reasonably crafted proposal to disclose a company’s climate change and/or greenhouse gas emission strategies when (i) a company has suffered financial impact from reputational damage, lawsuits and/or government investigations, (ii) there is a strong link between climate change and its resultant regulation and shareholder value at the firm, and/or (iii) the company has inadequately disclosed how it has addressed climate change risks. Further, we will typically recommend supporting proposals seeking disclosure of greenhouse gas emissions at companies operating in carbon- or energy- intensive industries, such basic materials, integrated oil and gas, iron and steel, transportation, utilities, and construction. We are not inclined, however, to support proposals seeking emissions reductions, or proposals seeking the implementation of prescriptive policies relating to climate change.

Sustainability and other Environmentally-Related Reports

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When evaluating requests that a firm produce an environmentally-related report, such as a sustainability report or a report on coal combustion waste or hydraulic fracturing, we will consider, among other things:

•	The financial risk to the company from the firm’s environmental practices and/or regulation;

•	The relevant company’s current level of disclosure;

•	The level of sustainability information disclosed by the firm’s peers;

•	The industry in which the firm operates;

•	The level and type of sustainability concerns/controversies at the relevant firm, if any;

•	The time frame within which the relevant report is to be produced; and

•	The level of flexibility granted to the board in the implementation of the proposal.

In general, we believe that firms operating in extractive industries should produce reports regarding the risks presented by their environmental activities, and will consider recommending a vote for reasonably crafted proposals requesting that such a report be produced; however, as with all shareholder proposals, we will evaluate these report requests on a case by case basis.

Oil Sands

The procedure required to extract usable crude from oil sands emits significantly more greenhouse gases than do conventional extraction methods. In addition, development of the oil sands has a deleterious effect on the local environment, such as Canada’s boreal forests which sequester significant levels of carbon. We believe firms should strongly consider and evaluate exposure to financial, legal and reputational risks associated with investment in oil sands.

We believe firms should adequately disclose their involvement in the oil sands, including a discussion of exposure to sensitive political and environmental areas. Firms should broadly outline the scope of oil sands operations, describe the commercial methods for producing oil, and discuss the management of greenhouse gas emissions. However, we believe that detailed disclosure of investment assumptions could unintentionally reveal sensitive information regarding operations and business strategy, which would not serve shareholders’ interest. We will review all proposals seeking increased disclosure of oil sands operations in the above context, but will typically not support proposals seeking cessation or curtailment of operations.

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Sustainable Forestry

Sustainable forestry provides for the long-term sustainable management and use of trees and other non-timber forest products. Retaining the economic viability of forests is one of the tenets of sustainable forestry, along with encouraging more responsible corporate use of forests. Sustainable land use and the effective management of land are viewed by some shareholders as important in light of the impact of climate change. Forestry certification has emerged as a way that corporations can address prudent forest management. There are currently several primary certification schemes such as the Sustainable Forestry Initiative (“SFI”) and the Forest Stewardship Council (“FSC”).

There are nine main principles that comprise the SFI: (i) sustainable forestry; (ii) responsible practices; (iii) reforestation and productive capacity; (iv) forest health and productivity; (v) long-term forest and soil productivity; (vi) protection of water resources; (vii) protection of special sites and biodiversity; (viii) legal compliance; and (ix) continual improvement.

The FSC adheres to ten basic principles: (i) compliance with laws and FSC principles; (ii) tenure and use rights and responsibilities; (iii) indigenous peoples’ rights; (iv) community relations and workers’ rights; (v) benefits from the forest; (vi) environmental impact; (vii) management plan; (viii) monitoring and assessment; (ix) maintenance of high conservation value forests; and (x) plantations.

Shareholder proposals regarding sustainable forestry have typically requested that the firm comply with the above SFI or FSC principles as well as to assess the feasibility of phasing out the use of uncertified fiber and increasing the use of certified fiber. We will evaluate target firms’ current mix of certified and uncertified paper and the firms’ general approach to sustainable forestry practices, both absolutely and relative to its peers but will only support proposals of this nature when we believe that the proponent has clearly demonstrated that the implementation of this proposal is clearly linked to an increase in shareholder value.

Social Issues

Non-Discrimination Policies

Companies with records of poor labor relations may face lawsuits, efficiency-draining turnover, poor employee performance, and/or distracting, costly investigations. Moreover, as an increasing number of companies adopt inclusive EEO policies, companies without comprehensive policies may face damaging recruitment, reputational and legal risks. We believe that a pattern of making financial settlements as a result of lawsuits based on discrimination could indicate investor exposure to ongoing

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financial risk. Where there is clear evidence of employment practices resulting in negative economic exposure, Glass Lewis may support shareholder proposals addressing such risks.

MacBride Principles

To promote peace, justice and equality regarding employment in Northern Ireland, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, proposed the following equal opportunity employment principles:

1.	Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs;

2.	Adequate security for the protection of minority employees both at the workplace and while traveling to and from work;

3.	The banning of provocative religious or political emblems from the workplace;

4.	All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups;

5.	Layoff, recall, and termination procedures should not, in practice, favor particular religious groupings;

6.	The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin;

7.

The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees;

8.	The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement; and

9.	The appointment of senior management staff member to oversee the company’s affirmative action efforts and setting up of timetables to carry out affirmative action principles.

Proposals requesting the implementation of the above principles are typically proposed at firms that operate, or maintain subsidiaries that operate, in Northern Ireland. In each case, we will examine the company’s current equal employment opportunity policy and the extent to which the company has been subject to protests, fines, or litigation regarding discrimination in the workplace, if any. Further, we will examine any evidence of the firm’s specific record of labor concerns in Northern Ireland.

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Human Rights

Glass Lewis believes explicit policies set out by companies’ boards of directors on human rights provides shareholders with the means to evaluate whether the company has taken steps to mitigate risks from its human rights practices. As such, we believe that it is prudent for firms to actively evaluate risks to shareholder value stemming from global activities and human rights practices along entire supply chains. Findings and investigations of human rights abuses can inflict, at a minimum, reputational damage on targeted companies and have the potential to dramatically reduce shareholder value. This is particularly true for companies operating in emerging market countries in extractive industries and in politically unstable regions. As such, while we typically rely on the expertise of the board on these important policy issues, we recognize that, in some instances, shareholders could benefit from increased reporting or further codification of human rights policies.

Military and US Government Business Policies

Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs, most of which are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where similar disclosure is already mandated by law, unless circumstances exist that warrant the additional disclosure.

Foreign Government Business Policies

Where a corporation operates in a foreign country, Glass Lewis believes that the company and board should maintain sufficient controls to prevent illegal or egregious conduct with the potential to decrease shareholder value, examples of which include bribery, money laundering, severe environmental violations or proven human rights violations. We believe that shareholders should hold board members, and in particular members of the audit committee and CEO, accountable for these issues when they face reelection, as these concerns may subject the company to financial risk. In some instances, we will support appropriately crafted shareholder proposals specifically addressing concerns with the target firm’s actions outside its home jurisdiction.

Health Care Reform Principles

Health care reform in the United States has long been a contentious political issue and Glass Lewis therefore believes firms must evaluate and mitigate the level of risk to which they may be exposed regarding potential changes in health care legislation. Over

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the last several years, Glass Lewis has reviewed multiple shareholder proposals requesting that boards adopt principles for comprehensive health reform, such as the following based upon principles reported by the Institute of Medicine:

•	Health care coverage should be universal;

•	Health care coverage should be continuous;

•	Health care coverage should be affordable to individuals and families;

•	The health insurance strategy should be affordable and sustainable for society; and

•	Health insurance should enhance health and well-being by promoting access to high-quality care that is effective, efficient, safe, timely, patient-centered and equitable.

In general, Glass Lewis believes that individual corporate board rooms are not the appropriate forum in which to address evolving and contentious national policy issues. The adoption of a narrow set of principles could limit the board’s ability to comply with new regulation or to appropriately and flexibly respond to health care issues as they arise. As such, barring a compelling reason to the contrary, we typically do not support the implementation of national health care reform principles at the company level.

Tobacco

Glass Lewis recognizes the contentious nature of the production, procurement, marketing and selling of tobacco products. We also recognize that tobacco companies are particularly susceptible to reputational and regulatory risk due to the nature of its operations. As such, we will consider supporting uniquely tailored and appropriately crafted shareholder proposals requesting increased information or the implementation of suitably broad policies at target firms on a case-by-case basis. However, we typically do not support proposals requesting that firms shift away from, or significantly alter, the legal production or marketing of core products.

Reporting Contributions and Political Spending

While corporate contributions to national political parties and committees controlled by federal officeholders are prohibited under federal law, corporations can legally donate to state and local candidates, organizations registered under 26 USC Sec. 527 of the Internal Revenue Code and state-level political committees. There is, however, no standardized manner in which companies must disclose this information. As such, shareholders often must search through numerous campaign finance reports and detailed tax documents to ascertain even limited information. Corporations also

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frequently use trade associations, which are not required to report funds they receive for or spend on political activity, as a means for corporate political action.

Further, in 2010 the Citizens United v. Federal Election Commission decision by the Supreme Court affirmed that corporations are entitled to the same free speech laws as individuals and that it is legal for a corporation to donate to political causes without monetary limit. While the decision did not remove bans on direct contributions to candidates, companies are now able to contribute indirectly, and substantially, to candidates through political organizations. Therefore, it appears companies will enjoy greater latitude in their political actions by this recent decision.

When evaluating whether a requested report would benefit shareholders, Glass Lewis seeks answers to the following three key questions:

•	Is the Company’s disclosure comprehensive and readily accessible?

•	How does the Company’s political expenditure policy and disclosure compare to its peers?

•	What is the Company’s current level of oversight?

Glass Lewis will consider supporting a proposal seeking increased disclosure of corporate political expenditure and contributions if the firm’s current disclosure is insufficient, or if the firm’s disclosure is significantly lacking compared to its peers. Further, we will typically recommend voting for proposals requesting reports on lobbying or political contributions and expenditures when there is no explicit board oversight or there is evidence of inadequate board oversight. Given that political donations are strategic decisions intended to increase shareholder value and have the potential to negatively affect the company, we believe the board should either implement processes and procedures to ensure the proper use of the funds or closely evaluate the process and procedures used by management. We will also consider supporting such proposals when there is verification, or credible allegations, that the company is mismanaging corporate funds through political donations. If Glass Lewis discovers particularly egregious actions by the company, we will consider recommending voting against the governance committee members or other responsible directors.

Animal Welfare

Glass Lewis believes that it is prudent for management to assess potential exposure to regulatory, legal and reputational risks associated with all business practices, including those related to animal welfare. A high-profile campaign launched against a company could result in shareholder action, a reduced customer base, protests and potentially

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costly litigation. However, in general, we believe that the board and management are in the best position to determine policies relating to the care and use of animals. As such, we will typically vote against proposals seeking to eliminate or limit board discretion regarding animal welfare unless there is a clear and documented link between the board’s policies and the degradation of shareholder value.

Internet Censorship

Legal and ethical questions regarding the use and management of the Internet and the worldwide web have been present since access was first made available to the public almost twenty years ago. Prominent among these debates are the issues of privacy, censorship, freedom of expression and freedom of access. Glass Lewis believes that it is prudent for management to assess its potential exposure to risks relating to the internet management and censorship policies. As has been seen at other firms, perceived violation of user privacy or censorship of Internet access can lead to high-profile campaigns that could potentially result in decreased customer bases or potentially costly litigation. In general, however, we believe that management and boards are best equipped to deal with the evolving nature of this issue in various jurisdictions of operation.

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International Proxy Paper Policy Guidelines

An Overview of the Glass Lewis Approach To International Proxy Advice for 2012

Please note: Glass Lewis creates separate proxy voting policies designed specifically for each individual country. The following is a distillation of the various country-specific policies.

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I. ELECTION OF DIRECTORS

Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

Board Composition

When companies disclose sufficient relevant information, we look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, we will consider recommending abstaining on the directors’ election.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 10-20% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors for the following reasons:

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•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

•	CFO who presently sits on the board.

•	Director who presently sits on an excessive number of boards.

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.

Slate Elections

In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If significant issues exist concerning one or more of the nominees or in markets where directors are generally elected individually, we will recommend voting against the entire slate of directors.

Board Committee Composition

We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.

Review of Risk Management Controls

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

Classified Boards

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors.

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We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

II. FINANCIAL REPORTING

Accounts and Reports

Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.

Income Allocation (Distribution of Dividend)

In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

Appointment of Auditors and Authority to Set Fees

We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised.

However, we recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

•	When audit fees added to audit-related fees total less than one-half of total fees.

•

When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•	When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial

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statement disclosure or auditing scope or procedures.

III. COMPENSATION

Compensation Report/Compensation Policy

We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

We will usually recommend voting against approval of the compensation report or policy when the following occur:

•	Gross disconnect between pay and performance;

•	Performance goals and metrics are inappropriate or insufficiently challenging;

•

Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;

•	Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;

•	Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;

•	Guaranteed bonuses are established;

•	There is no clawback policy; or

•	Egregious or excessive bonuses, equity awards or severance payments.

Long Term Incentive Plans

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

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Performance-Based Equity Compensation

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. We generally recommend that shareholders vote in favor of performance-based option requirements.

There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.

Director Compensation

Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. In particular, we support compensation plans that include non performance-based equity awards, which help to align the interests of outside directors with those of shareholders.

Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

Retirement Benefits for Directors

We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.

Limits on Executive Compensation

As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board

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policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

IV. GOVERNANCE STRUCTURE

Amendments to the Articles of Association

We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

Increase in Authorized Shares

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Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding.

Issuance of Shares

Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.

In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is the lesser of (i) the unissued ordinary share capital; or (ii) a sum equal to one-third of the issued ordinary share capital. This authority should not exceed five years. In some countries, if the proposal contains a figure greater than one-third, the company should explain the nature of the additional amounts.

We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on the country in which the company is located. This authority should not exceed five years, or less for some countries.

Repurchase of Shares

We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

V. ENVIRONMENTAL AND SOCIAL RISK

We believe companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, we believe companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature

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and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted shareholder proposal if we believe supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).

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APPENDIX A-1

Acorn Derivatives Management Corp.
IA Policies and Procedures Manual
11/8/2004 to Current

Proxy Voting

Policy

Acorn Derivatives Management Corp., as a matter of policy and practice, generally has no authority to vote proxies on behalf of advisory clients. The firm may offer assistance as to proxy matters upon a client’s request, but except as noted below, the client always retains the proxy voting responsibility. Acorn Derivatives Management Corp.’s policy of generally having no proxy voting responsibility is disclosed to clients.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Roberta G. Boyle has the responsibility for the implementation and monitoring of our proxy policy and to ensure that the firm does not accept or exercise any proxy voting authority on behalf of clients without an appropriate review and change of the firm’s policy with appropriate regulatory requirements being met and records maintained.

Procedure

Acorn Derivatives Management Corp. has adopted various procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

•

Acorn Derivatives Management Corp. discloses its proxy voting policy of not having proxy voting authority in the firm’s Disclosure Document or other client information, unless proxies cannot be sent directly to the client.

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•

Acorn Derivatives Management Corp.’s advisory agreements provide that the firm has no proxy voting responsibilities and that the advisory clients expressly retain such voting authority except where not possible.

•	Acorn Derivatives Management Corp.’s new client information materials may also indicate that advisory clients retain proxy voting authority.
•

Roberta G. Boyle reviews the nature and extent of advisory services provided by the firm and monitors such services to periodically determine and confirm that client proxies are not being voted by the firm or anyone within the firm, except in certain circumstances where proxies must be sent to Acorn. In these circumstances, Acorn will contact the client to discuss how the proxy should be voted and vote accordingly. All records of the contact and voting will be maintained by Acorn Derivatives in accordance with SEC rules.

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APPENDIX A-2

Coe Capital Management, L.L.C.

Proxy Voting Policies

Coe Capital Management, L.L.C. (“CCM”) generally does not vote proxies for Client stock holdings. Generally CCM directs clients’ custodian(s) to forward voting and proxy material directly to the investor. CCM makes the appropriate disclosures regarding proxy voting in its ADV Part II (brochure) under item 17.

As CCM understands that proxy voting is an important right of shareholders, in the event an exception is made, CCM will agree and seek to vote proxies with the best economic interests of its client(s) in mind. CCM will implement procedures as to the handling, research, voting and reporting of proxy voting required in such instances. Additionally CCM will address any potential conflicts that might arise in voting proxies and will maintain appropriate records regarding proxy voting policies and voting records for client portfolios.

Prior to voting proxies, CCM will review Rule 206 (4)-6 under “the Advisor’s Act” to ensure compliance with the requirements for adequate review, control and reporting of proxy voting. CCM will also seek to obtain any information or records relevant for an adequate analysis of the particulars of each proxy, which may include a review of the voting trends of other shareholders voting on the same proxy.

CCM will establish a “Proxy Committee” that will be responsible for the monitoring and the reviewing of each proxy requiring CCM to vote on behalf of its client(s). The committee will generally consist of employees of CCM familiar with the investment style (portfolio manager) of the client, the specific company or investment (research) and voting procedures (operations) to allow CCM to adequately review each proxy.

CCM recognizes that the primary purpose and fiduciary responsibility when determining how to vote proxies is to maximize shareholder value, which is defined as share price and dividend appreciation. CCM will always seek to vote proxies in the best interests of its clients. As a policy, CCM will review and generally vote proxies on a case-by-case basis, as not all proxies and/or circumstances are the same (or use the same format). To determine how best to vote, CCM will distinguish proxies as either Routine on Non-Routine in nature.

•	Routine: Proxies deemed as routine relate to items such as, but not limited to:
	o	Name changes
	o	Director’s in uncontested elections
	o	Reincorporation that is not a takeover defense.
	o	Director and Executive compensation not exceeding one year.
	o	Indemnification of Directors

•	Non-routine: Proxies in this category relate to a broader spectrum of items such as, but not limited to:
	o	Director’s in contested elections
	o	Approval of auditors
	o	Limitation on number of other board seats
	o	Confidential voting
	o	Shareholders’ ability to remove directors
	o	Shareholder rights to call special meetings
	o	All other items of Corporate Governance
	o	Director and Executive compensation in excess of one year
	o	Golden Parachute clauses

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o	Take-over defense
o	Capital Structure changes
o	Other shareholder Value Issues
o	Corporate Social and Environmental Policies
o	All other proxies not mentioned above

CCM will generally review Routine Proxies and will vote along with the recommendation of the board or request to vote along with the majority of proxy voters. Non-routine proxies will be reviewed and discussed by the committee to determine the best way to vote in the client’s best interest.

CCM will then record any information specific to how a proxy was voted.

On occasion, a perceived conflict of interest may emerge between CCM and its client(s) regarding the outcome of certain proxy votes. In any such instance, CCM will vote in accordance with the Board’s recommendation unless doing so will have a potential negative impact on shareholder value. In such case(s) CCM will review the proxy independently and treat on a case by case basis.

In some instances CCM may serve as an investment advisor to certain investment companies (under a separate sub-advisory agreement). These funds may invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is CCM’s policy to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are filed and maintained for future reference.

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APPENDIX A-3

DIX HILLS
PROXY VOTING

Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Clients upon request. Lastly, the Rule requires that the adviser disclose to Clients how they may obtain information on how the adviser voted their proxies.

          The Company’s obligation to vote proxies on behalf of Clients or the Funds is limited. Typically, Dix Hills will be required to vote proxies relating to routine matters for the money market funds that are held in accounts. Nevertheless, Dix Hills has adopted this comprehensive policy in the event that the Company is required to vote proxies of substantial concern.

Risks

In developing this policy and procedures, the Company considered the limited risks associated with its voting of client proxies. This analysis includes risks such as:

•	The Company does not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in Clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Proxy voting records and client requests to review proxy votes are not maintained.

The Company has established the following guidelines as an attempt to mitigate these risks.

          Policy

          It is the policy of the Company to vote proxies to maximize value for Clients or the Funds. Proxies are an asset of a client, which should be treated by the Company with the same care, diligence, and loyalty as any asset belonging to a client. To that end, the Company will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable the Company to resolve material conflicts of interest before voting proxies.

1.

New account forms of broker-dealers, custodians, or futures commission merchants will state that the Company should receive proxy voting documentation in the event that the Client has determined that Dix Hills’ will vote proxies. The designation may also be made by contacting client service representatives.

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2.	The Portfolio Managers shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

3.

The CCO will reasonably try to assess any material conflicts between the Company’s interests and those of its Clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

4.

Provided that no material conflicts of interest are identified, the Company will vote the proxy in the interest of maximizing shareholder value. The Company may also elect to abstain from voting if it deems such abstinence in its Clients’ best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

5.

The Company is not required to vote every proxy and such should not necessarily be construed as a violation of the Company’s fiduciary obligations. There may be times when refraining from voting is in the client’s best interest, such as when the Company’s analysis of a particular proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.

6.	If the CCO is made aware of a conflict of interest, the following process will be followed:

a.

The Portfolio Managers and the CCO will consider the proposal by reviewing the proxy voting materials and any additional documentation necessary in determining the appropriate vote. The Portfolio Managers and the CCO may consider the following:

• Whether adoption of the proposal would have a positive or negative impact on the issuer’s short term or long-term value.

• Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal.

• Whether the proposal itself is well framed and reasonable.

• Whether implementation of the proposal would achieve the objectives sought in the proposal.

• Whether the issues presented would best be handled through government or issuer-specific action.

	b.	Upon the provision of a reasonable amount of time to consider the proposal, the Portfolio Manager and CCO will document their decision.

7.	All proxy votes will be recorded and the following information will be maintained:

	•	The name of the issuer of the portfolio Security;

	•	The exchange ticker symbol of the portfolio Security;

	•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio Security;

	•	The shareholder meeting date;

	•	The number of shares the Company is voting on firm-wide;

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•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a Security holder;

•	Whether or not the Company cast its vote on the matter;

•	How the Company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

•	Whether the Company cast its vote with or against management; and

•	Whether any client requested an alternative vote of its proxy.

Conflicts of Interest

The following is a non-exhaustive list of potential conflicts of interest that could influence the proxy voting process:

▪	Conflict: the Company is retained by a client, or is in the process of being retained by a client that is an officer or director of an issuer that is held in the Company’s client portfolios.

▪

Conflict: the Company’s Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an Employee may be a high-level executive of an issuer that is held in the Company’s client portfolios. The spouse could attempt to influence the Company to vote in favor of management.

▪	Conflict: the Company or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in the Company’s client portfolios.

Recordkeeping

The Company will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The CCO will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

▪	Any request, whether written (including e-mail) or oral, received by any Employee of the Company, must be promptly reported to the CCO. All written requests must be retained in the permanent file.

▪

Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

▪	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

▪	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

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Note: the Company is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

▪	A record of how the Company voted Client proxies.

▪	Documents prepared or created by the Company that were material to making a decision on how to vote, or that memorialized the basis for the decision.

▪

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

          The Company will ensure that Part II of Form ADV and/or the Funds’ PPM is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how Clients may obtain information on how the Company voted their securities.

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APPENDIX A-4

MARTINGALE ASSET MANAGEMENT, L.P.

Proxy Policy

Martingale Asset Management, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Martingale subscribes to ISS Governance Services (ISS) proxy product to aid in the administration of its proxy voting responsibilities. As a subscriber to this service, Martingale receives a base of proxy information, and ISS votes our clients’ proxies as directed in our stated proxy policy. ISS maintains complete and accurate records of all proxy votes.

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ISS

An MSCI Brand

2012 U.S. Proxy Voting Concise Guidelines

December 20, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS.

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2012 U.S. Proxy Voting Concise Guidelines

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2012 proxy voting guidelines can be found at http://www.issgovernance.com/files/2012USSummaryGuidelines.pdf

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

►►►►►

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

	1.	Board Accountability
	2.	Board Responsiveness
	3.	Director Independence
	4.	Director Competence

1.	Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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Problematic Takeover Defenses:

Classified Board Structure:

1.1.

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election any or all appropriate nominees (except new) may be held accountable;

Director Performance Evaluation:

1.2.

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•	The inability of shareholders to call special meetings;
•	The inability of shareholders to act by written consent;
•	A dual-class capital structure; and/or
•	A non-shareholder- approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote WITHOLD or AGAINST every year until this feature is removed;

1.4.

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009); or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

[2] A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;
•	The issuer’s governance structure and practices; and
•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

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Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:
	o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
	o	Specific actions taken to address the issues that contributed to the low level of support;
	o	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company’s ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

1.18.	Failure to replace management as appropriate; or

1.19.

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

	2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

	2.2.	The board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

	2.3.	The board failed to act on takeover offers where the majority of shares are tendered;

2.4.

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.5.

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

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Vote CASE-BY-CASE on the entire board if:

2.6.

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
•	The company’s ownership structure and vote results;
•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
•	The previous year’s support level on the company’s say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

	3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

	3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

	3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

	3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

4.1.

The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

	4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;
•	Family emergencies; and

•	Missing only one meeting.

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These reasons for directors’ absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST or WITHHOLD from the director.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own -withhold only at their outside boards.

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Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

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Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and
•	Proposal-specific factors, including:
	○	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
	○	The maximum proportion of directors that shareholders may nominate each year; and
	○	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

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Shareholder Rights & Defenses

Exclusive Venue

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and
•	Whether the company has the following good governance features:
	○	An annually elected board;
	○	A majority vote standard in uncontested director elections; and
	○	The absence of a poison pill, unless the pill was approved by shareholders.

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Poison Pills – Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

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Poison Pills – Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

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•	Any other factors that may be applicable.

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Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;
•	The consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[3] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;
•	No non-shareholder-approved pill; and
•	An annually elected board.

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CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

[3] “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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•	Past Board Performance:

	○	The company’s use of authorized shares during the last three years

•	The Current Request:

	○	Disclosure in the proxy statement of the specific purposes of the proposed increase;

	○	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

○

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

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Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

	○	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

	○	Disclosure in the proxy statement of the specific purposes for the proposed increase;

	○	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

○

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

	○	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

○ The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

○ The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

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Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction – How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process – Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between

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pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay – MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

	○	Magnitude of pay misalignment;

	○	Contribution of non-performance-based equity grants to overall pay; and

	○	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[4] Alignment:

	•	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

	•	The multiple of the CEO’s total pay relative to the peer group median.

2.

Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, analyze the following qualitative factors to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The ratio of performance-based compensation to overall compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (e.g., biennial awards); and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

[4] The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for financial firms), and GICS industry group, via a process designed to select peers that are closest to the subject company, and where the subject company is close to median in revenue/asset size. The relative alignment evaluation will consider the company’s rank for both pay and TSR within the peer group (for one- and three-year periods) and the CEO’s pay relative to the median pay level in the peer group.

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Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:
	○	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
	○	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
	○	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

•	The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

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•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
	○	The company’s response, including:
▪ Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪ Specific actions taken to address the issues that contributed to the low level of support;
▪ Other recent compensation actions taken by the company;
	○	Whether the issues raised are recurring or isolated;
	○	The company’s ownership structure; and
	○	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

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Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

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Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Potentially excessive severance payments;

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•

The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

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In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.

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Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

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Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However, the following will be considered:

•

The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities, considering:

•	The company’s current disclosure of relevant policies and oversight mechanisms;

•	Recent significant controversies, fines, or litigation related to the company’s public policy activities; and

•	The impact that the policy issues may have on the company’s business operations.

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Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

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•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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APPENDIX A-5

MEDLEY CREDIT STRATEGIES, LLC
Disclosure Regarding Proxy Voting Policies and Procedures

September 2010

Policy Statement

These procedures apply to all Funds and other Client accounts for which the Adviser is responsible for voting proxies, including all limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser.

The Adviser generally invests Client assets in liquid debt investments (primarily fixed income securities and loan obligations) in the US and Europe. From time to time, the Adviser is asked to vote on or otherwise consent to certain actions on behalf of a Client as holder of such investments. In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. The Adviser attempts to consider all aspects of its vote that could affect the value of the investment; and where the Adviser votes proxies, it will do so in the manner that it believes will be consistent with efforts to maximize shareholder values.

Voting of Proxies

Proxy material is promptly reviewed to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management,” but there are many circumstances that might cause the Adviser to vote against such proposals. These might include, among others, excessive compensation, unusual management stock options, preferential voting or “poison pills.” The Adviser will decide these issues on a case-by-case basis.

The Adviser, may determine to abstain from voting a proxy or a specific proxy item when it concludes that the potential benefit of voting is outweighed by the cost or when it is not in the Client account’s best interest to vote. In many instances, the disparate interests of the Fund or other Client account may make it difficult for the Adviser to determine a manner in which to vote and, therefore, will abstain from voting. However, if the Adviser does vote, the Adviser shall cast ballots in a manner it believes to be consistent with the interests of the Fund or Client account and shall not subordinate Client interests to its own. When a Client has authorized the Adviser to vote proxies on its behalf, the Adviser will generally not accept instructions from the Client regarding how to vote proxies. If the Adviser exercises voting authority with respect to Client securities, the Adviser is required to adopt and implement written policies and procedures that are reasonably designed to ensure that the Adviser votes Client securities in a manner consistent with the best interests of such Client. (Rule 206(4)-6).

Conflicts of Interest

In furtherance of the Adviser’s goal to vote proxies in the best interests of Clients, the Adviser follows procedures designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its Clients before voting proxies on behalf of such Clients.

Procedures for Identifying Conflicts of Interest.

The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting:

•	The Adviser shall monitor the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of Client accounts as a result of personal relationships,

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significant Client relationships (those accounting for greater than 5% of annual revenues) or special circumstances that may arise during the conduct of the Adviser’s business.

•

If the Adviser has a conflict of interest in voting proxies on behalf of Client accounts in respect of a specific issuer, the Adviser’s Compliance Officer shall maintain an up to date list of such issuers. The Adviser shall not vote proxies relating to issuers on such list on behalf of Client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described below.

Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest.

The Adviser’s Compliance Officer will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy or any executive officer of that issuer has a Client relationship with the Adviser of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser’s Compliance Officer shall maintain a written record of all materiality determinations.

If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

•	disclosing the conflict to the Client and obtaining its consent before voting;

•	suggesting to the Client that it engage another party to vote the proxy on its behalf;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	such other method as is deemed appropriate under the circumstances, given the nature of the conflict.

The Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Recordkeeping

The Adviser shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by the Adviser that were material to a proxy voting decision or that memorialized the basis for that decision; and

•

a copy of each written Client request for information on how the Adviser voted proxies on behalf of the Client, and a copy of any written response by the Adviser to any (written or oral) Client request for information on how the Adviser voted proxies on behalf of the requesting Client.

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Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the Adviser’s office.

In lieu of keeping copies of proxy statements, the Adviser may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

The Compliance Officer shall review this policy on an annual basis and revise it as necessary.

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APPENDIX A-6

PANAGORA ASSET MANAGEMENT, INC.
PROXY VOTING POLICY DISCLOSURE.

Introduction

PanAgora Asset Management (“PanAgora”) seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio’s holdings. PanAgora takes the view that this will benefit our direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment Committee. The Investment Committee reviews and approves amendments to the PanAgora Proxy Voting Policy and delegates authority to vote in accordance with this policy to its third party proxy voting service. PanAgora retains the final authority and responsibility for voting. In addition to voting proxies, PanAgora:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how PanAgora voted the client’s proxies;

4)	generally applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting;

5)	documents the reason(s) for voting for all non-routine items; and

6)	keeps records of such proxy votes.

Process

PanAgora’s Chief Compliance Officer is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate our proxy voting process, PanAgora retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Chief Compliance Officer has delegated the responsibility of working with this firm to the Compliance Manager responsible for oversight of PanAgora’s third party proxy agent, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of PanAgora clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our proxy voting firm’s guidelines as adopted by the Investment Committee.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients or portfolio managers, and questions from consultants.

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In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted by the Chief Compliance Officer for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of PanAgora. If the Chairman of the Investment Committee determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, the Chairman will examine each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolio’s holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

Potential Conflicts

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict. An example could arise when PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously. While PanAgora’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by PanAgora’s potential conflict, there are a number of courses PanAgora may take. The final decision as to which course to follow shall be made by the Investment Committee.

Casting a vote which simply follows PanAgora’s pre-determined policy eliminates PanAgora’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that PanAgora believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party not feasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora’s clients, shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not PanAgora’s, best interests.

Recordkeeping

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora’s office:

1)	PanAgora’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

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2)	a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

3)	a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client’s proxies.

Disclosure of Client Voting Information

          Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Manager.

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APPENDIX A-7

PRIMARY FUNDS, LLC
PROXY VOTING

A.	Proxy Voting Policy.

          The Firm instructs each custodian for a Client Account to deliver to the Firm all proxy solicitation materials that the custodian receives for that Client Account. The Firm reviews the securities held in its Client Accounts on a regular basis to confirm that the Firm receives copies of all proxy solicitation materials concerning such securities. The Firm marks each proxy solicitation with the date it is received by the Firm.

          After carefully considering proxy solicitation materials and other available facts, the Firm votes all proxies on behalf of Client Accounts, except when it abstains from voting as described below. The CCO or the Lead Analyst make all voting decisions on behalf of a Client Account based solely on the CCO’s or Lead Analyst’s determination of the best interests of that Client Account. The Firm uses reasonable efforts to respond to each proxy solicitation by the deadline for such response.

          The CCO may designate an appropriate Employee to be responsible for insuring that all proxy statements are received and that the Firm responds to them in a timely manner.

            1. Company Information. If the Firm is considering voting a proxy, it reviews all proxy solicitation materials it receives concerning securities held in a Client Account. The Firm evaluates all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when the Firm considers it appropriate and when it is reasonably available.

            2. Proxy Voting Policies.

               a. The Firm votes FOR a proposal when it believes that the proposal serves the best interests of the Client Account whose proxy is solicited because, on balance, the following factors predominate:

                   (i) If adopted, the proposal would have a positive economic effect on shareholder value;

                   (ii) If adopted, the proposal would pose no threat to existing rights of shareholders;

                   (iii) The dilution, if any, of existing shares that would result from adoption of the proposal is warranted by the benefits of the proposal; and

                   (iv) If adopted, the proposal would not limit or impair the accountability of management and the board of directors to shareholders.

               b. The Firm votes AGAINST a proposal if it believes that, on balance, the following factors predominate:

                   (i) If adopted, the proposal would have an adverse economic effect on shareholder value;

                   (ii) If adopted, the proposal would limit the rights of shareholders in a manner or to an extent that is not warranted by the benefits of adoption of the proposal;

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                   (iii) If adopted, the proposal would cause significant dilution of shares that is not warranted by the benefits of the proposal;

                   (iv) If adopted, the proposal would limit or impair accountability of management or the board of directors to shareholders; or

                   (v) The proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of one individual.

               c. The Firm abstains from voting proxies when it believes that it is appropriate. This may occur when the Firm believes that a proposal either (i) holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern or (ii) will not have a material effect on the Firm’s investment strategy for Client Accounts.

            3. Conflicts of Interest. Due to the size and nature of the Firm’s operations and the Firm’s limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Client Account over proxy voting. The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, the Firm will vote all proxies in accordance with A.2. The Firm will not place its own interests ahead of the interests of its Client Accounts in voting proxies.

          If the Firm determines that the proxy voting policies in A.2 do not adequately address a material conflict of interest related to a proxy, it will provide the affected Client Account with copies of all proxy solicitation materials that the Firm receives with respect to that proxy, notify that Client Account of the actual or potential conflict of interest and of the Firm’s intended response to the proxy request (which response will be in accordance with the policies set forth in A.2(b), and request that the Client Account consent to the Firm’s intended response. If the Client Account consents to the Firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. If the Client Account objects to the intended response, the Firm will vote the proxy as directed by the Client Account.

            4. Shareholder Proposals by the Firm. The Firm may submit a shareholder proposal on behalf of an Investment Fund only if permitted by the Investment Fund’s governing documents or by agreement between the Firm and the Investment Fund and if the Firm believes that the proposal would provide a substantial overall benefit to the Investment Fund. The Firm will submit a shareholder proposal on behalf of any other Client Account only at the request of the Client Account or with that Client Account’s prior written consent. The Firm will vote any shares in a Client Account on behalf of a proposal submitted by the Firm in accordance with A.2, unless otherwise directed by the Client Account.

            5. Disclosures to Clients. The Firm includes in Part II of its Form ADV (1) a summary of these policies and procedures relating to proxy voting, (2) an offer to provide a copy of such policies and procedures to clients on request, and (3) information concerning how a client may obtain a report summarizing how the Firm voted proxies on behalf of such client. At the request of a Client Account, the Firm provides that Client Account with a copy of its proxy voting policy and a report summarizing all proxy solicitations the Firm received with respect to that Client Account during the period requested and action taken by the Firm on each such proxy.

B.	Non-Discretionary Accounts.

          The Firm currently has one non-discretionary Client Account. Pursuant to the terms of the Investment Advisory Agreement with that client, the Firm has no authority or responsibility to vote any proxy relating to that Client Account. The Firm therefore promptly forwards any proxy solicitation

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materials concerning securities held in that non-discretionary Client Account that the Firm receives to that client.

C.	Proxy Voting Records.

          The firm maintains the following records relating to proxy voting policies and procedures;

a.

Copies of (i) each proxy statement that the Firm receives regarding securities held in Discretionary Accounts, (ii) a record of each vote the Firm casts with respect to securities in each Discretionary Account, (iii) any document the Firm creates that is material to the Firm’s decision on voting a proxy or that describes the basis for that decision, (iv) each written request from a Discretionary Account for information about how the Firm votes proxies and (v) the Firm’s written response to each oral or written request from a Discretionary Account for such information. The Firm may delegate to a third party the duty to receive and keep the records identified in clauses (i) and (ii) of the preceding sentence, if that third party agrees to furnish such records to the Firm promptly on request. The Firm may elect not to keep a copy of a proxy statement if it can obtain such statement electronically via the SEC’s EDGAR system.

b.

A written description of the Firm’s reasons for deciding to vote a proxy (i) in a manner inconsistent with any general guidelines set forth in this Statement; (ii) when such guidelines call for a case-by-case determination; or (iii) when the Firm has identified a material conflict of interest.

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APPENDIX A-8

Tiburon Capital Management, LLC
Proxy Voting Policies and Procedures
(as of March 1, 2011)

General Policy

Tiburon Capital Management, LLC (“Tiburon”) has adopted written proxy voting policies and procedures (“TCM Proxy Policy”). The Tiburon Onshore and Offshore Funds and all existing separately managed accounts (the “TCM Funds”) have delegated proxy voting responsibilities with respect to the TCM Funds and, to Tiburon.

The TCM Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the TCM Funds and their stakeholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the best economic interests of the TCM Funds and Tiburon’s interests will be resolved in the TCM Funds’ favor pursuant to the TCM Proxy Policy.

The TCM Proxy Policy sets forth Tiburon’s voting guidelines. The guidelines indicate Tiburon’s willingness to vote with management on matters of a routine administrative nature. Regarding special interest proposals, Tiburon is generally opposed to such proposals if they involve an economic cost to the company or restrict management’s freedom to operate in the best interests of its shareholders, impede the liquidity of TCM Funds’ investments or preclude prospective events that Tiburon reasonably believes to be prospective. Conversely, should proposals hasten or enhance potential returns and/or liquidity, Tiburon is likely to vote in favor.

Tiburon carefully considers all matters which may have a potential major impact on the company, and it will generally vote against management on proposals that have the potential for a major adverse economic impact on the long-term value of the company’s shares.

Examples of issues which may have a major impact on the company include: (1) executive compensation plans, (2) defensive strategies such as staggered boards and “poison pills,” (3) business combinations or restructurings, and (4) increases or decreases in common or preferred stock outstanding. Each vote is ultimately determined on a case-by-case basis, taking into consideration all relevant facts and circumstances at the time of the vote.

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APPENDIX B

STANDARD & POOR’S ISSUE CREDIT RATING DEFINITIONS

          A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

          Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

          Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

          Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

B-1

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

B-2

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1. A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

B-2. A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3. A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUAL RATINGS

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

MOODY’S CREDIT RATING DEFINITIONS

Aaa

Bonds and preferred stock which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Bonds and preferred stock which are rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Bonds and preferred stock which are rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Bonds and preferred stock which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

B-4

Ba

Bonds and preferred stock which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Bonds and preferred stock which are rated B are considered speculative and are subject to high credit risk.

Caa

Bonds and preferred stock which are rated Caa are of poor standing and are subject to very high credit risk.

Ca

Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds/preferred stock and are typically in default, with little prospect for recovery of principal or interest.

B-5

VAN ECK FUNDS
STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2012

VAN ECK CM COMMODITY INDEX FUND
CLASS A: CMCAX / CLASS I: COMIX / CLASS Y: CMCYX

          This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated May 1, 2012 (the “Prospectus”) for the Class A, Class I and Class Y shares of the Van Eck CM Commodity Index Fund (the “Fund”), as it may be revised from time to time. The audited financial statements of the Fund for the fiscal year ended December 31, 2011, are hereby incorporated by reference from the Fund’s Annual Report to shareholders. A copy of the Prospectus and Annual and Semi-Annual Reports for Van Eck Funds (the “Trust”), relating to the Fund, may be obtained without charge by visiting the Van Eck website at vaneck.com, by calling toll-free 1.800.826.1115 or writing to the Trust or Van Eck Securities Corporation, the Fund’s distributor (the “Distributor”). The Trust’s and the Distributor’s address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2012

GENERAL INFORMATION

          The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 3, 1985.

          The Trust currently consists of six separate series: Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund, Long/Flat Commodity Index Fund, Multi-Manager Alternatives Fund and the Fund, which offer Class A, Class I and Class Y shares (except that the Long/Flat Commodity Index Fund has not commenced operations as of the date of this SAI). The Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund also offer Class C shares.

          This SAI only pertains to the Fund. Shares of the other series of the Trust are offered in separate prospectuses and statements of additional information. The Board of Trustees of the Trust (the “Board”) has authority, without the necessity of a shareholder vote, to create additional series or funds, each of which may issue separate classes of shares.

          The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Van Eck Associates Corporation (the “Adviser”) serves as investment adviser to the Fund.

INVESTMENT POLICIES AND RISKS

          The Fund seeks to achieve its investment objective by investing in instruments that derive their value from the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index (the “CMCI”), as described below, and in bonds, debt securities and other fixed income instruments (“Fixed Income Instruments”) issued by various U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity futures contracts and options on futures contracts that provide economic exposure to the investment returns of the commodities markets, as represented by the CMCI and its constituents. A derivative is an investment whose value depends on (or is derived from) that value of an underlying security. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. A commodity-linked derivative is a derivative instrument whose value is linked to the movement of a commodity, commodity index, commodity option or futures contract. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

          The CMCI is a rules-based, composite benchmark index diversified across 28 commodity components from the following five sectors: energy, precious metals, industrial metals, agriculture and livestock. The CMCI is comprised of futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity. The overall return of the CMCI reflects a combination of (i) the returns on the futures contracts comprising the CMCI; and (ii) the daily fixed-income return that would be earned on a hypothetical portfolio of 91-day U.S. Treasury bills theoretically deposited as margin for the hypothetical positions in the futures contracts comprising the CMCI. The selection and relative weightings of the components of the CMCI are designed to reflect the economic significance and market liquidity of each commodity, as determined based on global economic data, consumption data, commodity futures prices, open interest and volume data. The maturity of each commodity component in the CMCI remains fixed at a predefined time interval from the current date at all times by means of a continuous rolling process, in which a weighted percentage of shorter dated contracts for each commodity are swapped for longer dated contracts on a daily basis. The CMCI is

4

rebalanced monthly back to the target weightings of the commodity components of the CMCI and the target weightings of all commodity components are revised twice per year. A more detailed description of the CMCI is contained in the section of this SAI entitled “Additional Information About the CMCI.”

          The Fund will seek to track the returns of the CMCI by entering into swap contracts and commodity index-linked notes with one or more counterparties, which contracts and notes will rise and fall in value in response to changes in the value of the CMCI. As of the date of this SAI, UBS was the only available counterparty with which the Fund may enter into such swap contracts on the CMCI. The Fund may enter into such contracts and notes directly or indirectly through a wholly-owned subsidiary of the Fund (the “Subsidiary”). Commodity index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices (such as the CMCI). These commodity index-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The Fund may also seek to gain exposure to the individual commodity components of the CMCI by investing in futures contracts that comprise the CMCI, either directly or indirectly through the Subsidiary.

          The following is additional information regarding the investment policies and strategies used by the Fund in attempting to achieve its objective, and should be read with the sections of the Fund’s Prospectus titled “Fund Summary Information – Principal Investment Strategies”, “Fund Summary Information – Principal Risks” and “Investment Objective, Strategies, Policies, Risks and Other Information”.

          Appendix B to this SAI contains an explanation of the rating categories of Moody’s Investors Service Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”) relating to the fixed-income securities and preferred stocks in which the Fund may invest.

BELOW INVESTMENT GRADE SECURITIES

          Investments in securities rated below investment grade that are eligible for purchase by the Fund are described as “speculative” by Moody’s, S&P and Fitch, Inc. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

          These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

          High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

          The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental

5

analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

BORROWING; LEVERAGE

          Borrowing to invest more is called “leverage.” The Fund may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of the borrowings. The Fund is required to be able to restore borrowing to its permitted level within three days, if it should increase to more than one-third as stated above. Methods that may be used to restore borrowings in this context include selling securities, even if the sale hurts the Fund’s investment performance. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.

CONVERTIBLE SECURITIES

          The Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

          To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s objective.

DEBT SECURITIES

          The Fund may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer and the value of a hard asset if linked to the value of a hard asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in Appendix B to the SAI. High grade means a rating of A or better by Moody’s or S&P, or of comparable quality in the judgment of the Adviser or if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund’s net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial

6

condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody’s.

          However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

          New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund does not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. The Fund may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Fund may lose interest and/or principal on such securities.

          The Fund may also invest in various money market securities for cash management purposes or when assuming a temporary defensive position. Money market securities may include commercial paper, bankers’ acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions.

DERIVATIVES

          The Fund may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative “synthetic” positions (covered by segregation of liquid assets) or implementing “cross-hedging” strategies. A “synthetic” position is the duplication of cash market transaction when deemed advantageous by the Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of the security or other asset for cash. “Cross-hedging” involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedge security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction cost on the sale of the underlying assets. In addition, the use of derivative instruments involves the risk that a loss may be sustained as a result of the failure of the counterparty to the derivatives contract to make required payments or otherwise comply with the contract’s terms.

          When the Fund intends to acquire securities (or gold bullion or coins as the case may be) for its portfolio, it may use call options or futures contracts as a means of fixing the price of the security (or gold) it intends to purchase at the exercise price (in the case of an option) or contract price (in the case of futures contracts). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Fund holds a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the

7

option. Using a futures contract would not offer such partial protection against market declines and the Fund would experience a loss as if it had owned the underlying security.

EQUITY SECURITIES

          The Fund may invest directly in equity securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

          Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio manager believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

          Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectus and this Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees.

FUTURES, WARRANTS AND SUBSCRIPTION RIGHTS

          The Fund may buy and sell futures contracts which may include financial futures, security and interest-rate futures, stock and bond index futures contracts, foreign currency futures contracts and commodity futures. The Fund may engage in these transactions for hedging purposes and for other purposes. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

          Futures positions entered into for “bona fide hedging” purposes, as that term is defined in the Commodity Exchange Act, are excluded from the 5% limitation. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as “variation margin,” to cover any additional obligation it may have under the contract. In addition, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund’s custodian to ensure that the Fund’s position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract.

          Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Fund, neither the Trust nor the

8

individual Fund is deemed to be a “commodity pool operator” under the Commodity Exchange Act (“CEA”), and, accordingly, they are not subject to registration or regulation as such under the CEA.

          The use of financial futures contracts and commodity futures contracts, options on such futures contracts and commodities, may reduce the Fund’s exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect the Fund against fluctuation in the value of securities in which the Fund is about to invest.

          The use of financial futures and commodity futures contracts and options on such futures contracts and commodities as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contractual obligation or exercise its option to realize any profit, and would incur transaction costs on the sale of the underlying assets.

          Warrants are instruments that permit, but do not obligate, the holder to subscribe for other securities. Subscription rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

          It is the policy the of Fund to meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) to qualify as a regulated investment company and thus to prevent double taxation of the Fund and its shareholders. One of the requirements is that at least 90% of the Fund’s gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Fund may engage in options and futures contract transactions may be materially limited by this test.

          Risks Associated With Commodity Futures Contracts. The Fund may engage in transactions in commodity futures contracts. There are several additional risks associated with such transactions which are discussed below:

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then

9

speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Combined Positions. The Fund may purchase and write options in any combination. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

INDEXED SECURITIES AND STRUCTURED NOTES

          The Fund may invest in indexed securities, i.e., structured notes securities and index options, whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupon and/or principal redemption is linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest.

          Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to hereafter collectively as structured notes). When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board. Notes determined to be illiquid will be aggregated with other illiquid securities and will be subject to the Fund’s limitations on illiquid securities.

OPTIONS

          The Fund may write, purchase or sell covered call or put options. An options transaction involves the writer of the option, upon receipt of a premium, giving the right to sell (call option) or buy (put option) an underlying asset at an agreed upon exercise price. The holder of the option has the right to purchase (call option) or sell (put option) the underlying asset at the exercise price. If the option is not exercised or

10

sold, it becomes worthless at its expiration date and the premium payment is lost to the option holder. As the writer of an option, the Fund keeps the premium whether or not the option is exercised. When the Fund sells a covered call option, which is a call option with respect to which the Fund owns the underlying assets, the Fund may lose the opportunity to realize appreciation in the market price of the underlying asset, or may have to hold the underlying asset, which might otherwise have been sold to protect against depreciation. A covered put option written by the Fund exposes it during the term of the option to a decline in the price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

          The Fund may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Fund may purchase or sell over-the-counter options for dealers or banks to hedge securities or currencies as approved by the Board. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid, and will be subject to the limitation on investments in illiquid securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

          The Fund may invest in securities issued by other investment companies, including open end and closed end funds and exchanged traded funds (“ETFs”), subject to the limitations under the 1940 Act. The Fund may invest in investment companies which are sponsored or advised by the Adviser and/or its affiliates (each, a “Van Eck Investment Company”). However, in no event will the Fund invest more than 5% of its net assets in any single Van Eck Investment Company.

          The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

PREFERRED STOCK

          The Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

          Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

REGULATORY

          Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund or the Subsidiary. For

11

example, the CFTC recently adopted amendments to existing regulations that, upon effectiveness, may subject activities of the Fund or the Subsidiary involving investments in futures contracts and similar instruments to regulation by the CFTC, including a variety of registration, disclosure and operational obligations. It is expected that additional regulations will be adopted by the CFTC in the future. The likely impact of such existing and future regulations on the Fund or the Subsidiary is unclear as of the date of this SAI.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

          The Fund may enter into repurchase and reverse repurchase agreements. It is the current policy of the Fund not to invest in repurchase or reverse repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

          Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund’s investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times be equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

          The Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund.

RULE 144A AND SECTION 4(2) SECURITIES

          The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, or which are otherwise not readily marketable.

          Rule 144A under the Securities Act of 1933 allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of 1933 of resale of certain securities to qualified institutional buyers.

          The Adviser will monitor the liquidity of restricted securities in the Fund’s holdings under the supervision of the Board. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer

12

undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

          In addition, commercial paper may be issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the Securities Act of 1933. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

          Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued in reliance on the Section 4(2) exemption under the 1940 Act may be determined to be liquid in accordance with guidelines established by the Board for purposes of complying with investment restrictions applicable to investments by the Fund in illiquid securities. To the extent such securities are determined to be illiquid, they will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

SECURITIES LENDING

          The Fund may lend securities to parties such as broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions will generally be invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation

SUBSIDIARY

          Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code and recent IRS revenue rulings, as discussed below under “Taxation.” The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, futures and options on futures. To the extent that the Fund invests in the Subsidiary, the Fund may be subject to the risks associated with those derivative instruments and other securities.

          While the Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the applicable Prospectus and this SAI and could eliminate or severely limit such Fund’s ability to invest in the Subsidiary which may adversely affect such Fund and its shareholders.

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SWAPS

          The Fund may enter into swap agreements. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index.

          Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. In addition, as of the date of this SAI, UBS was the only available counterparty with which the Fund may enter into swap contracts on the CMCI. Accordingly, this increases the Fund’s exposure to these counterparty risks.

          The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. Also, if a counterparty’s creditworthiness declines, the value of the swap would likely decline.

TRACKING ERROR

          The Fund’s return may not match the return of the CMCI due to, among other factors, the Fund incurring operating expenses, and not being fully invested at all times as a result of cash inflows and cash reserves to meet redemptions.

U.S. GOVERNMENT AND RELATED OBLIGATIONS

          U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations.

          While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and

14

sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

WHEN, AS AND IF ISSUED SECURITIES

          The Fund may purchase securities on a “when, as and if issued” basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized by the Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also earmark or establish a segregated account on the Fund’s books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of the Fund’s commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% (2% in the case of warrants which are not listed on an exchange) of the value of the Fund’s total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. The Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

ADDITIONAL INFORMATION ABOUT THE CMCI

          The following is a more complete description of the UBS Bloomberg Constant Maturity Commodity Total Return Index (the “CMCI” or the “Index”), including, without limitation, information about the composition, weighting, method of calculation and procedures for changes in components and weights.

Overview of the CMCI

          The CMCI represents a basket of commodity futures contracts with 28 components, representing 24 underlying commodities (as of February 1, 2012). Exposure to each component is allocated across a range of maturities ranging from three months to three years. In contrast, traditional commodity indices typically invest in front-month futures contracts with shorter tenors (time to maturity).

          The Index also employs a “constant maturity” approach by relying on a continuous roll methodology in which the Index invests in and out of future contracts on a daily basis. This methodology differs from traditional commodity indices, which usually are pre-defined to roll on a monthly or bi-monthly basis. The CMCI represents commodities in five primary sectors including Energy, Agriculture, Industrial Metals, Precious Metals and Livestock. The relevant exchanges on which the underlying commodities trade include the New York Mercantile Exchange (including the COMEX division), Chicago Board of Trade, London Metal Exchange, New York Board of Trade, Chicago Mercantile Exchange, Kansas City Board of Trade, ICE Futures and Euronext.Liffe.

          The overall return of the Index is generated by two components: (i) uncollateralized returns from holding and rolling of futures contracts comprising the Index and (ii) a daily fixed-income return, which reflects the interest earned on a hypothetical 91-day Treasury Bill portfolio theoretically deposited as margin for hypothetical positions in the futures contracts comprising the Index.

          As of February 1, 2012, the CMCI consisted of the following commodity sectors with the following relative Target Weights: Energy (35.1%), Agriculture (28.7%), Industrial Metals (26.3%), Precious Metals (6.0%) and Livestock (3.9%).

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Component Selection and Target Weights

          For a commodity contract to be included in the Index, the following primary and secondary requirements have to be satisfied:

The “primary requirements” involve satisfying certain criteria related to the nature of the instrument as well as some technical characteristics including country of origin, trading characteristics, foreign exchange controls, availability and accuracy of contract, price and volume data.

The “secondary requirements” involve satisfying a series of purely financial thresholds based on liquidity, including, among other things, open interest and market volume. Open interest, which reflects positions in contracts that remain open on an overnight or multi-day basis, is used to assess past and future liquidity. Market volume, which reflects the number of contracts traded in a given period of time, indicates immediate interest, and over a period of time provides a usable measure of liquidity.

Target Weights

          The weighting process for the Index is designed to reflect the economic significance and market liquidity of each commodity. The Index sponsors use a two-step approach to determine Target Weights: first, economic indicators (regional Consumer Price Indexes (CPI), Producer Price Indexes (PPI) and Gross Domestic Projects (GDP)), along with liquidity analysis, are used to determine the sector weights (Energy, Agriculture, Industrial Metals, Precious Metals and Livestock); secondly, global consumption data in conjunction with further liquidity analysis is used to calculate the individual component weights. In order to ensure a high level of diversification and avoid unnecessary dilution, the weight of any individual index component is limited to 20% and any commodity with a weight that is lower than 0.60% is excluded from the CMCI.

Changes in the Target Weights and/or Index Composition

          The CMCI Governance Committee (in consultation with the CMCI Advisory Committee) reviews the selection and weightings of the futures contracts in the Index bi-annually, in October and April, or at any special meeting called by the CMCI Advisory Committee. New Target Weights are therefore established on a bi-annual basis during the CMCI Governance Committee meetings, subject to ratification by the Index Sponsors.

Tenors of Contracts

          The Index represents a weighted average of all available CMCI constant maturities (ranging from three months to over three years). The distribution of weights to available tenors (time to maturity) is a function of relative liquidity of the underlying futures contracts. As of February 1, 2012, the average tenor of the futures contracts comprising the Index is approximately 7.7 months. As with most asset classes, the liquidity of commodity futures contracts tends to reduce as time to maturity increases.

Rebalancing of the Index Components

          Due to price movements, the weight of each component in the Index will fluctuate from its Target Weight over time. The weight of each Index component is therefore rebalanced over the final three CMCI Business Days of each month in order to bring each underlying commodity and tenor back to its target. The process is automatic and is implemented via a pre-defined methodology.

          In addition, twice annually in January and July there is a maintenance period at which time the Target Weights themselves are adjusted according to decisions of the CMCI Governance Committee as ratified by the Index Sponsors.

Calculation of the Index

          The Index is calculated and disseminated by UBS approximately every fifteen seconds (assuming the Index level has changed within such fifteen-second interval) from 8:00 a.m. to 3:00 p.m., New York City time, and a daily closing Index level is published between 4:00 p.m. and 6:00 p.m., New York City

16

time, on each Trading Day. Index information is available via Bloomberg on pages CUBS, CMCN or CMCX and from Reuters on page UBSCMCI. Index information is also available on the Bloomberg website: http://www.bloomberg.com (Select “COMMODITIES” from the drop-down menu entitled “Market Data”). For further information on CMCI, investors can go to http://www.usb.com/cmci. Index values can also be found at http://www.ubs.com/keyinvest, choose “United States,” and then click on the “Commodities” tab.

Total Return

          The Index is a “total return” index. In addition to uncollateralized returns generated from the futures contracts comprising the Index, a daily fixed-income return is added, which reflects the interest earned on a hypothetical 91-day Treasury Bill portfolio theoretically deposited as margin for hypothetical positions in the futures contracts comprising the Index. The rate used to calculate the daily fixed-income return is the 91-day U.S. Treasury Bill auction rate, as published by the “Treasury Security Auction Results” report, published by the Bureau of the Public Debt currently available on the website: http://www.treasurydirect.gov/annceresult/press/press.htm. The rate is generally published once per week on Monday and generally made effective with respect to the Index on the following Trading Day.

FUNDAMENTAL INVESTMENT RESTRICTIONS

          The following investment restrictions are in addition to those described in the Prospectus. These investment restrictions are “fundamental” and may be changed with respect to the Fund only with the approval of the holders of a majority of the Fund’s “outstanding voting securities” as defined in the 1940 Act. As to any of the following investment restrictions, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the investment restriction. In the case of borrowing, however, the Fund will promptly take action to reduce the amount of the Fund’s borrowings outstanding if, because of changes in the net asset value of the Fund due to market action, the amount of such borrowings exceeds one-third of the value of the Fund’s net assets. The fundamental investment restrictions are as follows:

The Fund may not:

1.	Borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2.

Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

3.

Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

4.	Issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

5.

Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

17

6.

Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

7.

Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, provided that this restriction does not limit the Fund’s investments in (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of other investment companies, and provided further that (iii) to the extent the benchmark index for the Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry.

PORTFOLIO HOLDINGS DISCLOSURE

          The Fund has adopted policies and procedures governing the disclosure of information regarding the Fund’s portfolio holdings. They are reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Fund’s shareholders. The Board is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

          These policies and procedures apply to employees of the Fund’s Adviser, administrator, principal underwriter, and all other service providers to the Fund that, in the ordinary course of their activities, come into possession of information about the Fund’s portfolio holdings. These policies and procedures are made available to each service provider.

The following outlines the policies and procedures adopted by the Fund regarding the disclosure of portfolio related information:

          Generally, it is the policy of the Fund that no current or potential investor (or their representative), including any Fund shareholder (collectively, “Investors”), shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that same information to other investors.

          Disclosure to Investors: Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at vaneck.com. Information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

          Best Interest of the Fund: Information regarding the Fund’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information (“Portfolio-Related Information”), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Fund’s Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Trust’s officers to be in the best interest of Fund shareholders.

          Conflicts of Interest: Should a conflict of interest arise between the Fund and any of the Fund’s service providers regarding the possible disclosure of Portfolio-Related Information, the Trust’s officers shall resolve any conflict of interest in favor of the Fund’s interest. In the event that an officer of the Fund is unable to resolve such a conflict of interest, the matter shall be referred to the Trust’s Audit Committee for resolution.

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          Equality of Dissemination: Shareholders of the Fund shall be treated alike in terms of access to the Fund’s portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information, with respect to the Fund, shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund’s website). Accordingly, all Investors will have equal access to such information.

          Selective Disclosure of Portfolio-Related Information in Certain Circumstances: In some instances, it may be appropriate for the Fund to selectively disclose the Fund’s Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.

          Conditional Use of Selectively-Disclosed Portfolio-Related Information: To the extent practicable, each of the Trust’s officers shall condition the receipt of Portfolio-Related Information upon the receiving party’s written agreement to both keep such information confidential and not to trade Fund shares based on this information.

          Compensation: No person, including officers of the Fund or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Fund reserves the right to charge a nominal processing fee, payable to the Fund, to non-shareholders requesting Portfolio Related Information. This fee is designed to offset the Fund’s costs in disseminating such information.

Source of Portfolio Related Information: All Portfolio-Related Information shall be based on information provided by the Fund’s administrator(s)/accounting agent.

          The Fund may provide non-public portfolio holdings information to third parties in the normal course of their performance of services to the Fund, including to the Fund’s auditors; custodian; financial printers; counsel to the Fund or counsel to the Fund’s independent trustees; regulatory authorities; and securities exchanges and other listing organizations. In addition, the Fund may provide non-public portfolio holdings information to data providers, fund ranking/rating services, and fair valuation services. The entities to which the Fund voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed. Generally, information that is provided to these parties, in the ordinary course of business, is provided on a quarterly basis, with at least a 30 day lag period.

          There can be no assurance that the Fund’s policies and procedures regarding selective disclosure of the Fund’s portfolio holdings will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

          The Board shall be responsible for overseeing the implementation of these policies and procedures. These policies and procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.

          Additionally, the Fund shall maintain and preserve permanently in an easily accessible place a written copy of these policies and procedures. The Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

          Currently, there are no agreements in effect where non-public information is disclosed or provided to a third party. Should the Fund or Adviser establish such an agreement with another party, the agreement shall bind the party to confidentiality requirements and the duty not to trade on non-public information.

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INVESTMENT ADVISORY SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information – Management of the Fund.”

          Van Eck Associates Corporation, the Adviser, acts as investment manager to the Trust and, subject to the supervision of the Board, is responsible for the day-to-day investment management of the Fund. The Adviser is a private company with headquarters in New York and acts as adviser or sub-adviser to other mutual funds, ETFs, other pooled investment vehicles and separate accounts.

          The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement between the Trust and the Adviser. The advisory fee is computed daily and paid monthly to the Adviser by the Fund at an annual rate of 0.75% of average daily net assets. Under the Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages the investment of the Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

          The Fund commenced operations on December 31, 2010. For the fiscal year ended December 31, 2011, the Adviser earned a fee in the amount of $242,624, which amount is equal to 0.75% of the Fund’s average daily net asset value for such year. During the same period, the Adviser waived or assumed expenses in the amount of $252,105.

          Pursuant to the Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

THE DISTRIBUTOR

          Shares of the Fund are offered on a continuous basis and are distributed through Van Eck Securities Corporation, the Distributor, 335 Madison Avenue, New York, New York, a wholly owned subsidiary of the Adviser. The Trustees of the Trust have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Fund. The Trust has authorized one or more intermediaries (who are authorized to designate other intermediaries) to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when the authorized broker or its designee accepts the order. Orders will be priced at the net asset value next computed after they are accepted by the authorized broker or its designee.

          The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Fund and preparing, printing and distributing advertising or promotional materials. The Fund will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws. The Distribution Agreement is reviewed and approved annually by the Board.

The Distributor retained distributing commissions on sales of shares of the Fund for the past fiscal year, after allowance to dealers are as follows:

		VAN ECK SECURITIES CORPORATION	REALLOWANCE TO DEALERS

CM Commodity Index Fund	2011	$57,392	$362,915

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PLAN OF DISTRIBUTION (12B-1 PLAN)

          The Fund (Class A) has adopted a plan pursuant to Rule 12b-1 (a “Plan”) which provides for the compensation of brokers and dealers who sell shares of the Fund or provide servicing. The Plan is a compensation-type plan with a carry-forward provision, which provide that the Distributor recoup distribution expenses in the event the Plan is terminated. Pursuant to the Plan, the Distributor provides the Fund at least quarterly with a written report of the amounts expended under the Plan and the purpose for which such expenditures were made. The Trustees review such reports on a quarterly basis.

          The Plan is reapproved annually for the Fund, by the Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan.

          The Plan shall continue in effect as to the Fund, provided such continuance is approved annually by a vote of the Trustees in accordance with the 1940 Act. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on written notice to any other party to the Plan. The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of Trustees who are not “interested persons” of the Trust shall be committed to the discretion of the Trustees who are not “interested persons.” The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and their shareholders. The Fund will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Plan, see the Prospectus.

ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS

          The Fund may make payments (either directly or as reimbursement to the Distributor or an affiliate of the Distributor for payments made by the Distributor) to financial intermediaries (such as brokers or third party administrators) for providing the types of services that would typically be provided by the Fund’s transfer agent, including sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder reporting, shareholder transaction processing, and/or the provision of call center support. These payments will be in lieu of, and may differ from, amounts paid to the Fund’s transfer agent for providing similar services to other accounts. These payments may be in addition to any amounts the intermediary may receive as compensation for distribution or shareholder servicing pursuant to the Plan or as part of any revenue sharing or similar arrangement with the Distributor or its affiliates, as described elsewhere in the Prospectus.

PORTFOLIO MANAGERS COMPENSATION

          The Adviser’s portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and management of the funds for which they serve as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and affiliates manage accounts with incentive fees.

          The Adviser’s portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively

21

affected. The compensation that the Fund’s portfolio manager receives for managing other client accounts may be higher than the compensation the portfolio manager receives for managing the Fund. The portfolio manager does not believe that his activities materially disadvantage the Fund. The Adviser has implemented procedures to monitor trading across funds and its Other Clients.

PORTFOLIO MANAGER SHARE OWNERSHIP

As of December 31, 2011, the portfolio manager did not own any Shares of the Fund. As of March 31, 2012, the portfolio manager owned $1 - $10,000 in holdings of the Fund.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Below is a table of the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category, as of December 31, 2011.

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2011)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Michael Mazier	Registered investment companies	11	$1.487 billion	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

PORTFOLIO TRANSACTIONS AND BROKERAGE

          When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to provide best execution on trades effected.

          The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

          The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

          Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

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          The Adviser may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients or clients of the Adviser’s affiliates. The Trustees periodically review the Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. The Trustees also review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

          The Fund directed no transactions during the fiscal year ended December 31, 2011 in securities effected on an agency basis through a broker for, among other things, research services, and paid no commissions and concessions related to such transactions.

          The table below shows the commissions paid on purchases and sales of portfolio securities by the Fund for the fiscal year ended December 31, none of such amounts are paid to brokers or dealers which furnished daily quotations to the Fund for the purpose of calculating daily per share net asset value and to brokers and dealers which sold shares of the Fund.

CM Commodity Index Fund

2011	$0

          The Adviser does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h) that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.

          Due to the potentially high rate of turnover, the Fund may pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate. The portfolio turnover rates of the Fund may vary greatly from year to year. In addition, since the Fund may have a high rate of portfolio turnover, the Fund may realize an increase in the rate of capital gains or losses. See “Taxes” in the Prospectus and the SAI.

TRUSTEES AND OFFICERS

LEADERSHIP STRUCTURE AND THE BOARD

          The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board is currently composed of six (6) Trustees, each of whom is an Independent Trustee. In addition to five (5) regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Trust. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Independent Trustees may deem necessary. Each Trustee attended at least 75% of the total number of meetings of the Board in the year ending December 31, 2011. As discussed in further detail below, the Board has established two (2) standing committees to assist the Board in performing its oversight responsibilities.

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          The Board has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the Fund Complex, including factors such as the number of series or portfolios that comprise the Trust and the Fund Complex, the variety of asset classes those series reflect, the net assets of the Fund, the committee structure of the Trust, and the management, distribution and other service arrangements of the Fund. In connection with its determination, the Board considered that the Board is comprised of only Independent Trustees, and thus the Chairperson of the Board and the Chairperson of each Board committee is an Independent Trustee. In addition, to further align the Independent Trustees interests with those of Fund shareholders, the Board has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment in the Funds.

          The Chairperson presides at all meetings of the Board and participates in the preparation of the agenda for such meetings. He also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairperson may also perform other such functions as may be delegated by the Board from time to time. The Independent Trustees believe that the Chairperson’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairperson does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

          The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser.

RISK OVERSIGHT

          The Fund and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Adviser, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Fund’s investment management, distribution and business affairs. Each of the Adviser, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

          Risk oversight forms part of the Board’s general oversight of the Fund and the Trust and is addressed as part of various activities of the Board and its Committees. As part of its regular oversight of the Fund and Trust, the Board, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Adviser, the Distributor, the Chief Compliance Officer of the Fund, and the independent registered public accounting firm for the Fund regarding risks faced by the Fund and relevant risk management functions. The Board, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer for the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. The Chief Compliance Officer’s designation, removal and compensation must be approved by the Board, including a majority of the Independent Trustees. Material changes to the compliance program are reviewed by and approved by the Board. In addition, as part of the Board’s periodic review of the Fund’s advisory, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Adviser and Distributor, the Board also reviews business continuity and disaster recovery plans. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Fund’s shares. The Adviser is responsible for the

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implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports at least annually from the independent registered public accounting firm for the Fund regarding tests performed by such firm on the valuation of all securities. Reports received from the Adviser and the independent registered public accounting firm assist the Board in performing its oversight function of valuation activities and related risks.

          The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

TRUSTEE INFORMATION

          The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below.

TRUSTEE’S NAME, ADDRESS(1) AND AGE	POSITION(S) HELD WITH TRUST TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES:
Jon Lukomnik 56 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	10	Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.
Jane DiRenzo Pigott 55 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	10	Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.
Wayne H. Shaner 64 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System since 1991.	10	Director, The Torray Funds (2 portfolios), since 1993 (Chairman of the Board since December 2005).

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TRUSTEE’S NAME, ADDRESS(1) AND AGE	POSITION(S) HELD WITH TRUST TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES:
R. Alastair Short 58 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	63	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.
Richard D. Stamberger 52 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	63	Director, SmartBrief, Inc.
Robert L. Stelzl 66 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present.	10	Lead Independent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.

(2)

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.

(A)	Member of the Audit Committee.

(G)	Member of the Governance Committee.

          Set forth below is additional information relating to the professional experience, attributes and skills of each Trustee relevant to such individual’s qualifications to serve as a Trustee:

Jon Lukomnik has extensive business and financial experience, particularly in the investment management industry. He currently serves as Managing Partner of Sinclair Capital LLC, a consulting firm to the investment management industry and is Executive Director for Investor Responsibility Research Center Institute, a not-for-profit organization that funds research on corporate responsibility and investing.

Jane DiRenzo Pigott has extensive business and financial experience and serves as Managing Director of R3 Group LLC, a firm specializing in providing leadership, change and diversity/inclusion consulting services. Ms. Pigott has prior experience as an independent trustee of other mutual funds and previously served as chair of the global Environmental Law practice group at Winston & Strawn LLP.

Wayne Shaner has extensive business and financial experience, particularly in the investment management industry. He currently serves as the Managing Partner of Rockledge Partners LLC, a registered investment adviser and as a Public Member of the Investment Committee of the Maryland State Retirement System. Mr. Shaner also has experience as an independent trustee

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of another mutual funds.

Alastair Short has extensive business and financial experience, particularly in the investment management industry. He has served as a president, board member or executive officer of various businesses, including asset management and private equity investment firms. Mr. Short also serves as an independent director of an offshore investment company.

Richard Stamberger has extensive business and financial experience and serves as the president, chief executive officer and board member of SmartBrief Inc., a media company. Mr. Stamberger has experience as a member of the board of directors of numerous not-for-profit organizations and has more than 15 years of experience as a member of the Board of the Trust.

Robert Stelzl has extensive business and financial experience, particularly in the investment management and real estate industries. He currently serves as a court-appointed trustee for a number of family trusts for which he provides investment management services.

          The forgoing information regarding the experience, qualifications, attributes and skills of Trustees is provided pursuant to requirements of the Securities and Exchange Commission’s (“SEC”), and does not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

          COMMITTEE STRUCTURE

          The Board has established a standing Audit Committee and a standing Governance Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. Each Committee is comprised of all of the members of the Board, all of whom are Independent Trustees.

          Audit Committee. This Committee met two times during 2011. The duties of this Committee include meeting with representatives of the Trust’s independent registered public accounting firm to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firms and to discuss the Trust’s system of internal controls. Thereafter, the Committee reports to the Board the Committee’s findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. Mr. Short has served as the Chairperson of the Audit Committee since January 1, 2006. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairperson of the Audit Committee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

          Governance Committee. This Committee met two times during 2011. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations of meetings, compensation and similar matters. In addition, on an annual basis, the Governance Committee conducts an evaluation of the performance of the Board and its Committees, including the effectiveness of the Board’s Committee structure and the number of Funds on whose Board each Trustee serves. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Governance Committee reviews the mix of skills and other relevant experiences of the Trustees. Currently, Ms. Pigott serves as the Chairperson of the Governance Committee.

          The Independent Trustees shall, when identifying candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of the Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations

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which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

OFFICER INFORMATION

          The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below.

OFFICER’S NAME, ADDRESS (1) AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
Russell G. Brennan, 47	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 53	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.
John Crimmins, 54	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Wu-Kwan Kit, 30	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011)
Susan C. Lashley, 57	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
Thomas K. Lynch, 55	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and VESC (Since August 2008); Officer of other investment companies advised by the Adviser.
Laura I. Martínez, 32	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 63	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 37	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Officer of other investment companies advised by the Adviser.
Bruce J. Smith, 57	Senior Vice President	Since 1985

Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

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OFFICER’S NAME, ADDRESS (1) AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
Jan F. van Eck, 48	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)

Director and Owner of the Adviser (Since July 1993); Executive Vice President of the Adviser (January 1985 - October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991 - October 2010) of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.

(2)	Officers are elected yearly by the Trustees.

TRUSTEE SHARE OWNERSHIP

          For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2011)*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2011)*
Jon Lukomnik	None	Over $100,000
Jane DiRenzo Pigott	None	Over $100,000
Wayne Shaner	None	$1 - $10,000
R. Alastair Short	None	Over $100,000
Richard D. Stamberger	$1 - $10,000	Over $100,000
Robert Stelzl	None	Over $100,000

* Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

As of March 31, 2012, all of the Trustees and Officers as a group owned less than 1% of the Fund and each class of the Fund.

          As to each Independent Trustee and his/her immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Fund.

2011 COMPENSATION TABLE

          The Trustees are paid for services rendered to the Trust and Van Eck VIP Trust (the “Van Eck Trusts”), each a registered investment company managed by the Adviser, which are allocated to each series of the Van Eck Trusts based on their average daily net assets. Each Independent Trustee is paid an annual retainer of $50,000, a per meeting fee of $7,500 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $5,000 for telephonic meetings. The Van Eck Trusts pay the Chairperson of the Board an annual retainer of $20,000, the Chairperson of the Audit Committee an annual retainer of $10,000 and the Chairperson of the Governance Committee an annual retainer of $10,000. The Van Eck Trusts also reimburse each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

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          The table below shows the compensation paid to the Trustees for the fiscal year ended December 31, 2011. Annual Trustee fees may be reviewed periodically and changed by the Board.

	Jon Lukomnik	Jane DiRenzo Pigott	Wayne Shaner	R. Alastair Short	Richard D. Stamberger	Robert Stelzl
Aggregate Compensation from the Van Eck Trusts	$100,000	$90,000	$90,000	$100,000	$110,000	$90,000
Aggregate Deferred Compensation from the Van Eck Trusts	$50,000	$90,000	$0	$0	$27,500	$45,000
Pension or Retirement Benefits Accrued as Part of the Van Eck Trusts’ Expenses	N/A	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation From the Van Eck Trusts and the Fund Complex(1) Paid to Trustee	$100,000	$90,000	$90,000	$255,875	$249,750	$90,000

(1)	The “Fund Complex” consists of the Van Eck Trusts and Market Vectors ETF Trust.

PRINCIPAL SHAREHOLDERS

Principal Holders Ownership

          As of March 31, 2012, shareholders of record of 5% or more of the outstanding shares of each class of the Fund were as follows:

CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED

Class A	UBS Wealth Management US Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken NJ 07086-6761	43.10%

Class I	California Institute of Technology 551 S Wilson Ave. Pasadena, CA 91125-0001	64.20%

Class I	Domenic J & Molly E Ferrante Trust 335 Madison Avenue, 19th Floor, New York, New York 10017	17.15%

Class I	State Street Bank & Trust TTEE U/A 02/01/2003 Welch Foods Inc Pension Plan Trust Attn STS MF Mail Stop CC10313 1200 Crown Colony Drive Quincy, MA 02169-0938	8.35%

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CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED

Class Y	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations PO Box 50946 San Diego, CA 92150-9046	28.10%

Class Y	NFS LLC FEBO Matthew S. Levin TTEE The Aquaruis Trust U/A 8/30/2007 28 Sargent Street Newton, MA 02458-2320	5.28%

Control Person Ownership

          As of March 31, 2012, shareholders who may be deemed to be a “control person” (as that term is defined in the 1940 Act) because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of the Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

FUND	NAME AND ADDRESS OF OWNER	PERCENTAGE OF FUND OWNED

CM Commodity Index Fund	California Institute of Technology 551 S Wilson Ave. Pasadena, CA 91125-0001	29.81%

POTENTIAL CONFLICTS OF INTEREST

          The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund. When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for the Fund are aggregated with those of other funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When Other Clients are selling a security that the Fund owns, the price of that security may decline as a result of the sales. The compensation that the Adviser receives from other clients may be higher than the compensation paid by the Fund to the Adviser. The Adviser does not believe that its activities materially disadvantage the Fund. The Adviser has implemented procedures to monitor trading across funds and its Other Clients.

PROXY VOTING POLICIES AND PROCEDURES

          The Fund’s proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for the Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

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          The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is available through the Fund’s website, at vaneck.com, or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

CODE OF ETHICS

          The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Fund must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for the Fund on the day that the personnel of the Adviser requests pre-clearance, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

          Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. A Personnel member may purchase securities in an IPO or private placement, provided that he or she obtains pre-clearance of the purchase and makes certain representations.

PURCHASE OF SHARES

          The Fund may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Fund is not open for business). Consequently, since the Fund will compute its net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Fund may be significantly affected on days when an investor has no access to the Fund. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board whenever the Board judges it is in the Fund’s best interest to do so.

          Certificates for shares of the Fund will not be issued.

          The Fund may reject a purchase order for any reason, including an exchange purchase, either before or after the purchase.

          If you purchase shares through a financial intermediary, different purchase minimums may apply. Van Eck reserves the right to waive the investment minimums under certain circumstances.

          Van Eck reserves the right to allow a financial intermediary that has a Class I Agreement with Van Eck to purchase shares for its own omnibus account and for its clients’ accounts in Class I shares of a Fund on behalf of its eligible clients which are Employer-Sponsored Retirement Plans with plan assets of $3 million or more.

AVAILABILITY OF DISCOUNTS

          An investor or the Broker or Agent must notify DST or the Distributor at the time of purchase whenever a quantity discount or reduced sales charge is applicable to a purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

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BREAKPOINT LINKAGE RULES FOR DISCOUNTS

          The term “spouse” also includes civil union and common law marriage as defined by the state laws of residence. The term “child” also includes stepchild. Trust accounts may be linked by trustee if the primary owner or family member is related, by trustee, by grantor and by beneficiary.

VALUATION OF SHARES

          The net asset value per share of the Fund is computed by dividing the value of all of the Fund’s securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the NYSE, usually 4:00 p.m. New York time, Monday through Friday, exclusive of national business holidays. The Fund will be closed on the following national business holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).

          Shares of the Fund are sold at the public offering price, which is determined once each day the Fund is open for business and is the net asset value per share.

          The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Fund have been received.

          Dividends paid by the Fund will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the higher distribution services fee will be borne exclusively by that Class. The Trustees have determined that currently no conflict of interest exists between the Class A, Class I and Class Y shares. On an ongoing basis, the Board, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

          The Fund’s Class A shares are sold at the public offering price, which is determined once each day the Fund is open for business and is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectus.

          Set forth below is an example of the computation of the public offering price for a Class A share of the Fund on December 31, 2011, under the then-current maximum sales charge:

CM COMMODITY INDEX FUND – A

Net asset value and repurchase price per share on $.001 par value capital shares outstanding	$8.16
Maximum sales charge (as described in the Prospectus)	$0.50
Maximum offering price per share	$8.66

          The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the NYSE. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which

33

approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board may prescribe.

          Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the shares of the Fund may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the NYSE which will not be reflected in the computation of the Fund’s net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Board.

          The Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, the Fund must use the security’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures, which are approved by the Board. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices. Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or “stale” because its price doesn’t change in 5 consecutive business days, (4) the Investment Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

          In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

          Foreign securities in which the Fund invest may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.

          The Board authorized the Adviser to retain an outside pricing service to value certain portfolio securities. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

          There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various

34

factors considered in determining value pursuant to the Fund’s fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

EXCHANGE PRIVILEGE

          Shareholders of the Fund may exchange their shares for shares of the same class of other funds in the Trust. The Exchange Privilege will not be available if the proceeds from a redemption of shares of the Fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or State Street Bank and Trust Company (“SSBT”), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of the Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.

          The Fund reserves the right to (i) charge a fee of not more than $5.00 per exchange payable to the Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege, as disclosed in the Prospectus and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the Fund originally purchased without sales charge, for a period of not less than three (3) months.

          By exercising the Exchange Privilege, each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Trust and each of its series, their Adviser, sub-investment adviser (if any), distributor, transfer agent, SSBT and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys’ fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectus).

CLASS CONVERSIONS

          Eligible shareholders may convert their shares from one class to another class within the same Fund, without any conversion fee, upon request by such shareholders or their financial intermediaries. For federal income tax purposes, a same-fund conversion from one class to another is not expected to result in the realization by the shareholder of a capital gain or loss (non-taxable conversion). Generally, Class C shares subject to a contingent deferred redemption charge (“CDRC”) and Class A shares purchased after April 30, 2012 subject to a contingent deferred sales charge (“CDSC”) are not eligible for conversion until the applicable CDRC or CDSC period has expired. Not all share classes are available through all financial intermediaries or all their account types or programs. To determine whether you are eligible to invest in a specific class of shares, see the section of the Prospectus entitled “Shareholder Information - How to Choose a Class of Shares” and contact your financial intermediary for additional information.

INVESTMENT PROGRAMS

          DIVIDEND REINVESTMENT PLAN. Reinvestments of dividends of the Fund will occur on a date selected by the Board.

          AUTOMATIC EXCHANGE PLAN. Investors may arrange under the Automatic Exchange Plan to have DST collect a specified amount once a month or quarter from the investor’s account in the Fund and purchase full and fractional shares of another Fund in the same class at the public offering price next

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computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Fund.

          An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

          The expenses of the Automatic Exchange Plan are general expenses of the Fund and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days’ notice to DST.

          LETTER OF INTENT (“LOI” or “Letter”). For LOIs, out of an initial purchase (or subsequent purchases if necessary), 5% of the specified dollar amount of an LOI will be held in escrow by DST in a shareholder’s account until the shareholder’s total purchases of the Funds (except the Money Fund) pursuant to the LOI plus a shareholder’s accumulation credit (if any) equal the amount specified in the Letter. A purchase not originally made pursuant to an LOI may be included under a backdated Letter executed within 90 days of such purchase (accumulation credit). If total purchases pursuant to the Letter plus any accumulation credit are less than the specified amount of the Letter, the shareholder must remit to the Distributor an amount equal to the difference in the dollar amount of sales charge the shareholder actually paid and the amount of sales charge which the shareholder would have paid on the aggregate purchases if the total of such purchases had been made at a single time. If the shareholder does not within 20 business days after written request by the dealer or bank or by the Distributor pay such difference in sales charge, DST, upon instructions from the Distributor, is authorized to cause to be repurchased (liquidated) an appropriate number of the escrowed shares in order to realize such difference. A shareholder irrevocably constitutes and appoints DST, as escrow agent, to surrender for repurchase any or all escrowed shares with full power of substitution in the premises and agree to the terms and conditions set forth in the Prospectus and SAI. A LOI is not effective until it is accepted by the Distributor.

          AUTOMATIC INVESTMENT PLAN. Investors may arrange under the Automatic Investment Plan to have DST collect a specified amount once a month or quarter from the investor’s checking account and purchase full and fractional shares of the Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Fund.

          An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

          The expenses of the Automatic Investment Plan are general expenses of the Fund and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days’ notice to DST.

          AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan is designed to provide a convenient method of receiving fixed redemption proceeds at regular intervals from shares of the Fund deposited by the investor under this Plan. Further details of the Automatic Withdrawal Plan are given in the application, which is available from DST or the Fund.

          In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit or purchase for deposit, with DST, the agent for the Automatic Withdrawal Plan, shares of the Fund having a total value of not less than $10,000 based on the offering price on the date the Application is accepted, except for automatic withdrawals for the purpose of retirement account distributions.

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          Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor’s Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.

          Periodic checks for a specified amount will be sent to the investor, or any person designated by him, monthly or quarterly (January, April, July and October). The Fund will bear the cost of administering the Automatic Withdrawal Plan.

          Redemption of shares of the Fund deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered an actual yield or income on his investment, since part of such payments may be a return of his capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

          The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.

          The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor’s death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his duly appointed legal representatives.

SHARES PURCHASED BY NON-U.S. FINANCIAL INSTITUTIONS

          Class A shares of the Fund which are sold with a sales charge may be purchased by a foreign bank or other foreign fiduciary account, with an international selling agreement, for the benefit of foreign investors at the sales charge applicable to the Fund’s $500,000 breakpoint level, in lieu of the sales charge in the above scale. The Distributor has entered into arrangements with foreign financial institutions pursuant to which such institutions may be compensated by the Distributor from its own resources for assistance in distributing Fund shares. Clients of Netherlands’ insurance companies who are not U.S. citizens or residents may purchase shares without a sales charge. Clients of fee-only advisors that purchase shares through a foreign bank or other foreign fiduciary account for the benefit of foreign investors may purchase shares without a sales charge.

TAXES

          The following summary outlines certain federal income tax considerations relating to an investment in the Fund by a taxable U.S. investor (as defined below). This summary is intended only to provide general information to U.S. investors that hold the shares as a capital asset, is not intended as a substitute for careful tax planning, does not address any foreign, state or local tax consequences of an investment in the Fund, and does not address the tax considerations that may be relevant to investors subject to special treatment under the Code. This summary should not be construed as legal or tax advice. This summary is based on the provisions of the Code, applicable U.S. Treasury regulations, administrative pronouncements of the Internal Revenue Service and judicial decisions in effect as of March 2012. Those authorities may be changed, possibly retroactively, or may be subject to differing interpretations so as to result in U.S. federal income tax consequences different from those summarized herein. Prospective investors should consult their own tax advisors concerning the potential federal, state, local and foreign tax consequences of an investment in the Fund, with specific reference to their own tax situation.

37

          As used herein, the term “U.S. investor” means an investor that, for U.S. federal income tax purposes, is (1) an individual who is a citizen or resident of the U.S., (2) a corporation, or other entity taxable as a corporation, that is created or organized in or under the laws of the U.S. or of any political subdivision thereof, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust if (i) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons as described in Code Section 7701(a)(30) have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. If a partnership or other entity treated as a partnership holds the shares, the tax treatment of a partner in such partnership or equity owner in such other entity generally will depend on the status of the partner or equity owner and the activities of the partnership or other entity.

TAXATION OF THE FUND IN GENERAL

          The Fund intends to operate in a manner that will permit it to qualify each taxable year for taxation as a “regulated investment company” under Subchapter M of the Code. To so qualify, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements.

          As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gain net income (net long-term capital gains in excess of net short-term capital losses) that it distributes to shareholders if at least 90% of its net investment company taxable income for the taxable year is distributed. However, if for any taxable year the Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as dividend income to the extent of the Fund’s current or accumulated earnings or profits.

          The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute, or be deemed to have distributed, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUND’S INVESTMENTS

          ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for it to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

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          Debt securities may be purchased by the Fund at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Fund purchased the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elect to include such accrued market discount in income in the tax years to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless it makes the election to include market discount currently.

          Options and Futures Transactions. Certain of the Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund’s income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to options and futures contracts. The extent to which the Fund makes such investments may be materially limited by these provisions of the Code.

          Foreign Currency Transactions. Under Section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts on foreign currencies that are not “regulated futures contracts,” and from unlisted or equity options are treated as ordinary income or loss under Section 988. The Fund may elect to have foreign currency-related regulated futures contracts and listed non-equity options be subject to ordinary income or loss treatment under Section 988. In addition, in certain circumstances, the Fund may elect capital gain or loss treatment for foreign currency transactions. The rules under Section 988 may also affect the timing of income recognized by the Fund. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investment in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the qualifying income test described above.

          Commodity-Linked Derivatives and Subsidiary. As described in the Prospectus, the Fund may gain exposure to the commodities markets through investments in commodity index-linked derivative instruments. In Revenue Ruling 2006-1, the IRS concluded that income derived from commodity index-linked derivative contracts is not qualifying income for purposes of the regulated investment company income test described above. As such, the Fund’s ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

          In a subsequent revenue ruling, Revenue Ruling 2006-31, the IRS clarified the holding of Revenue Ruling 2006-1 by providing that income from certain investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Internal Revenue Code. The Fund has received a private letter ruling from the IRS that concludes that certain commodity index-linked notes held by the Fund will produce qualifying income for purposes of the regulated investment company qualification tests. Based on this ruling, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the Subsidiary (as discussed below).

          The Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. The Fund has also received a private letter ruling from the IRS that concludes that income from the Fund’s investment in a subsidiary that are structured substantially similarly to the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. However, the IRS has announced an internal review of its position with respect to the tax treatment of a regulated investment company subsidiary that invests in commodities or commodity-related investments, and a moratorium on the issuance of new private letter rulings with

39

respect to them. While the Fund’s private letter ruling remains in effect, it is possible that a change in the IRS’s position with respect to the Subsidiary could cause the IRS to withdraw this private letter ruling.

          A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of such Subsidiary may constitute a U.S. trade or business, or be taxed as such.

          In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.

          The Subsidiary will be treated as a controlled foreign corporation (“CFC”). The Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Subsidiary’s parent Fund.

TAXATION OF THE SHAREHOLDERS

          Dividends of net investment income and the excess of net short-term capital gain over net long-term capital loss are generally taxable as ordinary income to shareholders. However, for taxable years beginning before January 1, 2013, a portion of the dividend income received by the Fund may constitute qualified dividend income eligible for a maximum rate of tax of 15% to individuals, trusts and estates. If the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), the qualified dividend rule applies only if and to the extent reported by the Fund as qualified dividend income. The Fund may report such dividends as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such dividends are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In order to be eligible for the 15% maximum rate on dividends from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund as such are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders, except to the extent of gain from a sale or disposition of collectibles, such as precious metals, taxable currently at a 28% rate. Any loss realized upon a taxable disposition of shares within a year from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period.

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          Dividends of net investment income and distributions of net capital gain will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Fund, the amount of the dividend/distribution deemed to have been received by participating shareholders generally is the amount of cash which would otherwise have been received. In such case, participating shareholders will have a basis for federal income tax purposes in each share received from the Fund equal to such amount of cash.

          Dividends and/or distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Should a dividend/distribution reduce the net asset value below a shareholder’s cost basis, such dividend/distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a dividend/distribution. The price of shares purchased at that time includes the amount of any forthcoming dividend/distribution. Those investors purchasing shares just prior to a dividend/distribution will then receive a return of their investment upon payment of such dividend/distribution which will nevertheless be taxable to them.

          If a shareholder (i) incurs a sales load in acquiring shares in the Fund, and (ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load (“reinvestment right”), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder’s gain or loss on the disposition. For sales charges incurred in taxable years beginning after December 22, 2010, this sales charge deferral rule shall apply only when a shareholder makes such new acquisition of Fund shares or shares of a different regulated investment company during the period beginning on the date the original Fund shares are disposed of and ending on January 31 of the calendar year following the calendar year of the disposition of the original Fund shares. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder’s basis in such shares.

          The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit may be allowed for shareholders who hold shares of the Fund for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date. Under certain circumstances, individual shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116 or having to comply with most foreign tax credit limitations, provided certain other requirements are met.

          The Fund may be required to backup withhold federal income tax at a current rate of 28% from dividends paid to any shareholder who fails to furnish a certified taxpayer identification number (“TIN”) or who fails to certify that he or she is exempt from such withholding, or who the Internal Revenue Service notifies the Fund as having provided the Fund with an incorrect TIN or failed to properly report interest or

41

dividends for federal income tax purposes. Any such withheld amount will be fully creditable on the shareholder’s U.S. federal income tax return, provided certain requirements are met. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase to 31% for amounts distributed or paid after December 31, 2012.

          New Legislation. For taxable years beginning after January 1, 2013, a 3.8% Medicare contribution tax will be imposed on the net investment income of certain high-income individuals, trusts and estates. For this purpose, net investment income generally includes, among other things, distributions paid by the Fund, including capital gain dividends (but excluding exempt interest dividends), and any net gain from the sale of Fund shares.

FOREIGN ACCOUNT TAX COMPLIANCE ACT

          The Foreign Account Tax Compliance Act (or “FATCA”) may impose withholding taxes on certain types of U.S. source income “withholdable payments” (including dividends, rents, gains from the sale of equity securities and certain interest payments) made to “foreign financial institutions” and certain other non-financial foreign entities unless (i) the foreign financial institution undertakes certain diligence and reporting obligations or (ii) the non-financial foreign entity either certifies it does not have any substantial U.S. owners or furnishes identifying information regarding each substantial U.S. owner. To avoid withholding upon receipt of payments, a foreign financial institution must enter into an agreement with the U.S. Treasury requiring, among other things, that it undertake to identify accounts held by certain U.S. persons or U.S.-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to account holders whose actions prevent it from complying with these reporting and other requirements. Withholding under this legislation on withholdable payments to foreign financial institutions and non-financial foreign entities is expected to apply after December 31, 2014 with respect to gross proceeds of a disposition of property that can produce U.S. source interest or dividends and after December 31, 2013 with respect to other withholdable payments (although the legislation may apply sooner for such other withholdable payments made to non-financial foreign entities). Prospective investors should consult their own tax advisors regarding this new legislation.

TAXATION OF NON-U.S. INVESTORS

          The foregoing summary of certain federal income tax considerations does not apply to potential investors in the Fund that are not U.S. investors (“Non-U.S. investors”). Distributions of ordinary income paid to Non-U.S. investors generally will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above.

REDEMPTIONS IN KIND

          The Trust has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Dealers and intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

42

DESCRIPTION OF THE TRUST

          The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 3, 1985. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of the Fund, $.001 par value. The Trust currently consists of six separate series: Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund, Multi-Manager Alternatives Fund, Long/Flat Commodity Index Fund and the Fund.

          The Fund is classified as a non-diversified fund under the 1940 Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund’s assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. The Fund is a separate pool of assets of the Trust which is separately managed and which may have a different investment objective from that of another Fund. The Board has the authority, without the necessity of a shareholder vote, to create any number of new series.

          Each share of the Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust’s Amended and Restated Master Trust Agreement, as amended (“Master Trust Agreement”), no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time a meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more trustees. Shares of the Fund vote as a separate class, except with respect to the election of Trustees and as otherwise required by the 1940 Act. On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of the Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the 1940 Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders.

          Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust’s property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

ADDITIONAL INFORMATION

          CUSTODIAN. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 is the custodian of the Trust’s portfolio securities, cash, coins and bullion. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of the Fund to be held by its overseas branches or subsidiaries, and foreign

43

banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.

          TRANSFER AGENT. DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105 serves as transfer agent for the Trust.

          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, Five Times Square, New York, NY 10036 serves as independent registered public accounting firm for the Trust.

          COUNSEL. Goodwin Procter LLP, Exchange Place, Boston, MA 02109 serves as counsel to the Trust.

FINANCIAL STATEMENTS

          The audited financial statements of the Fund for the fiscal year ended December 31, 2011 are incorporated by reference from the Fund’s Annual Report to shareholders, which is available at no charge by visiting the Van Eck website at vaneck.com, or upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this SAI.

LICENSING AGREEMENT AND DISCLAIMER

Van Eck Associates Corporation (“the Adviser”) has entered into a licensing agreement with UBS AG, London and Bloomberg Finance L.P. to use the UBS Bloomberg Constant Maturity Commodity Total Return Index (the “CMCI”). The Van Eck CM Commodity Index Fund is entitled to use the CMCI pursuant to a sub-licensing arrangement with the Adviser.

UBS and Bloomberg own or exclusively license, solely or jointly as agreed between them all proprietary rights with respect to the CMCI. Any third-party product based on or related to the CMCI (“Product”) may only be issued upon the prior joint written approval of UBS and Bloomberg and upon the execution of a license agreement between UBS, Bloomberg and the party intending to launch a Product (a “Licensee”). In no way do UBS or Bloomberg sponsor or endorse, nor are they otherwise involved in the issuance and offering of a Product nor do either of them make any representation or warranty, express or implied, to the holders of the Product or any member of the public regarding the advisability of investing in the Product or commodities generally or in futures particularly, or as to results to be obtained from the use of the CMCI or from the Product. Further, neither UBS nor Bloomberg provides investment advice to any Licensee specific to the Product, other than providing the CMCI as agreed in the license agreement with the Licensee, and which will be done without consideration of the particular needs of the Product or the Licensee. UBS and Bloomberg each specifically disclaim any liability to any party for any inaccuracy in the data on which the CMCI is based, for any mistakes, errors, omissions or interruptions in the calculation and/or dissemination of the CMCI, or for the manner in which such is applied in connection with the issuance and offering of a Product. In no event shall UBS or Bloomberg have any liability to any party for any lost profits or indirect, punitive, special or consequential damages or losses.

THIS IS NOT AN OFFER OR SOLICITATION BY UBS OR BLOOMBERG OF AN OFFER TO BUY OR SELL ANY SECURITY OR INVESTMENT. PAST PERFORMANCE OF THE UBS BLOOMBERG CONSTANT MATURITY COMMODITY INDEX IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

44

APPENDIX A:

ADVISER’S PROXY VOTING POLICIES

VAN ECK GLOBAL PROXY VOTING POLICIES

Van Eck Global (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.

Resolving Material Conflicts of Interest

When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines , or

2.	The potential conflict will be disclosed to the client:

	a.	with a request that the client vote the proxy,

	b.	with a recommendation that the client engage another party to determine how the proxy should be voted or

	c.	if the foregoing are not acceptable to the client, disclosure of how Van Eck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.

A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a Van Eck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

Client Inquiries

All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.

Disclosure to Clients:

1.	Notification of Availability of Information

a.

Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

2.	Availability of Proxy Voting Information

	a.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

1.	Van Eck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:
	a.	proxy statements received;

	b.	identifying number for the portfolio security;

	c.	shareholder meeting date;

	d.	brief identification of the matter voted on;

	e.	whether the vote was cast on the matter;

	f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

	g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;

h.

a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

2.

Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

3.

If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

4.

Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Voting Foreign Proxies

At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.

Securities Lending

Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.

Proxy Voting Policy

The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.

While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.

The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

Proxy Paper Guidelines

2012 Proxy Season

An Overview of the Glass Lewis Approach to Proxy Advice

United States

I. A Board of Directors That Serves the Interests of Shareholders

Election of Directors

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Independence

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years[1] before the inquiry are usually considered “current” for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.

Affiliated Director – An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.[2] This includes directors whose employers have a material financial relationship with the company.[3] In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.[4]

1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

2 If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

[4] This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

•

$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

•

$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[5] and any aircraft and real estate dealings between the company and the director’s firm; or

•

1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.

investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

5 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship ceases, we will consider the director to be independent.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Voting Recommendations on the Basis of Board Independence

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically[6] recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

Committee Independence

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.[7] We typically

[6] With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the concerning issue is not resolved.

7 We will recommend voting against an audit committee member who owns 20% or more of the recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Independent Chairman

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.[8] Another study finds that 41 percent of S&P 500 boards now separate the CEO and chairman roles, up from 26 percent in 2001, although the same study found that of those companies, only 21 percent have truly independent chairs..[9]

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Performance

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

Voting Recommendations on the Basis of Performance

We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[10]

[8] Ken Favaro, Per-Ola Karlsson and Gary Neilson. “CEO Succession 2000-2009: A Decade of Convergence and Compression.” Booz & Company (from Strategy+Business, Issue 59, Summer 2010).

[9] Spencer Stuart Board Index, 2011, p. 6.

[10] However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness

2.

A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.

A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.

All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

Audit Committees and Performance

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”[11]

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial or other extenuating circumstances.

[11] Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

Standards for Assessing the Audit Committee

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”[12]

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:[13]

[12] Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

[13] Where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

1.

All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.

The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least 4 times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.

Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[14]

6.

All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.

The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.

All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee

[14] Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

proportions.

10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.

The audit committee chair[15] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A16 letter has been issued.

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.[17]

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

• The restatement involves fraud or manipulation by insiders;

• The restatement is accompanied by an SEC inquiry or investigation;

• The restatement involves revenue recognition;

• The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

15 In all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

[16] Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

[17] Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

• The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.

All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[18]

20.

All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

Compensation Committee Performance

Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance

[18] The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will recommend voting against for the following:[19]

[19] Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the

1.

All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[20]

2.

Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.

3.

The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.[21]

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5.

All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

committee chair.

[20] Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a Say-on-Pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the Say-on-Pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the Say-on-Pay proposal.

21 In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from an F to a D grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a Say-on-Pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.	The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

8.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9.	All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.

10.

All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12.

All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.

The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.

All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[22]

22 In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance

15.

All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the Say-on-Pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the Say-on-Pay proposal in the prior year, if there is no evidence that the board responded accordingly to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of vote against.

Nominating and Governance Committee Performance

The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

Regarding the nominating and or governance committee, we will recommend voting against the following:[23]

1.	All members of the governance committee[24] during whose tenure the committee.

[23] Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

24 If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights - i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.[25] Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

2.	The governance committee chair,[26] when the chairman is not independent and an independent lead or presiding director has not been appointed.[27]

3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.

The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

6.	The governance committee chair, when during the past year the board

[25] Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

26 If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

27 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

adopted a forum selection clause (i.e. an exclusive forum provision)[28] without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

Regarding the nominating committee, we will recommend voting against the following:[29]

1.

All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.

The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3.	In the absence of a governance committee, the nominating committee chair[30] when the chairman is not independent, and an independent lead or presiding director has not been appointed.[31]

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[32]

28 A forum selection clause is a bylaw provision stipulating that a certain state, typically Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g. shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.

[29] Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

30 If the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

31 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

32 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

5.

The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[33]

Board-level Risk Management Oversight

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firm have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or

[33] Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

otherwise)[34], we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.

Experience

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.[35]

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

Other Considerations

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

34 A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

35 We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:

1.

A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.

A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis. Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.[36] Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.8 in 2006 and 1.2 in 2001.[37]

3.

A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

[36] Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

[37] Spencer Stuart Board Index, 2011, p. 8.

4.

A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5.

Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[38]

6.

All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.[39] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).[40]

38 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e. multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

[39] Refer to Section IV. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

[40] The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate

Controlled Companies

Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1.

We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

a.

We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

b.

Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

3.

Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chairman or presiding director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

Unofficially Controlled Companies and 20-50% Beneficial Owners

Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but believe the company should otherwise be treated like another public company; we will therefore apply all other standards as outlined above.

Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

Exceptions for Recent IPOs

We believe companies that have recently completed an initial public offering (“IPO”) should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company’s IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (eg. board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1.

Adoption of a poison pill: in cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill’s adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting the pill and the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a 5-10 year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill’s adoption. Such instances are indicative of boards that may subvert shareholders’ best interests following their IPO.

2.

Adoption of an exclusive forum provision: consistent with our general approach to boards that adopt exclusive forum provisions without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), in cases where a board adopts such a provision for inclusion in a company’s charter or bylaws before the company’s IPO, we will recommend voting against the chairman of the governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

Further, shareholders should also be wary of companies in this category that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g. a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies.

Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors: The board should be made up of between five and twenty directors.

2.	The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3.	Independence of the audit committee: The audit committee should consist solely of independent directors.

4.	Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.

Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.

When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.

Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

Declassified Boards

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced.”41 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.42 Further, one of those same professors found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”43 A subsequent study reaffirmed that classified boards reduce shareholder value, finding

41 Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002), page 1.

42 Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

43 Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

“that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”44

Shareholders have increasingly come to agree with this view. In 2011 more than 75% of S&P 500 companies had declassified boards, up from approximately 41% a decade ago.45 Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.46

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

Mandatory Director Term and Age limits

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

44 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders:
Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

45 Spencer Stuart Board Index, 2011, p. 14

46 Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy,” 54 Stanford Law Review 887-951 (2002).

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

Requiring Two or More Nominees per Board Seat

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

Shareholder Access

We expect to see a number of shareholder proposals regarding this topic in 2012. For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Section V. Compensation, Environmental, Social and Governance Shareholder Initiatives.

Majority Vote for the Election of Directors

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During 2011, Glass Lewis tracked over 40 proposals seeking to require a majority vote to elect directors at annual meetings in the U.S., a slight increase over 2010 when we tracked just under 35 proposals, but a sharp contrast to the 147 proposals tracked during 2006. The large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 79% of companies in the S&P 500 index, up from 56% in 2008.47 During 2009 these proposals received on average 59% shareholder support (based on for and against votes), up from 54% in 2008.

The plurality vote standard

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

Advantages of a majority vote standard

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of

47 Spencer Stuart Board Index, 2011, p. 14

investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

II. Transparency and Integrity of Financial Reporting

Auditor Ratification

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”48

Most recently on August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB will convene a public roundtable meeting in March 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years) particularly at companies with a history of accounting problems.

Voting Recommendations on Auditor Ratification

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.	Recent material restatements of annual financial statements, including those

48 “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[49]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.

Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

Pension Accounting Issues

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

49 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

III. The Link Between Compensation and Performance

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Advisory Vote on Executive Compensation (“Say-on-Pay”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required most companies50 to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

[50] Small reporting companies (as defined by the SEC as below $75,000,000 in market capitalization) received a two-year reprieve and will only be subject to say-on-pay requirements beginning at meetings held on or after January 21, 2013.

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although Say-on-Pay proposals are non-binding, a high level of “against” or “abstain” votes indicate substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis focuses on four main areas when reviewing Say-on-Pay proposals:

•	The overall design and structure of the Company’s executive compensation program including performance metrics;

•	The quality and content of the Company’s disclosure;

•	The quantum paid to executives; and

•	The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades

We also review any significant changes or modifications, and rationale for such changes, made to the Company’s compensation structure or award amounts, including base salaries.

Say-on-Pay Voting Recommendations

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

•	Inappropriate peer group and/or benchmarking issues

•	Inadequate or no rationale for changes to peer groups

•	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes

•	Guaranteed bonuses

•	Targeting overall levels of compensation at higher than median without adequate justification

•	Bonus or long-term plan targets set at less than mean or negative performance levels

•	Performance targets not sufficiently challenging, and/or providing for high potential payouts

•	Performance targets lowered, without justification

•	Discretionary bonuses paid when short- or long-term incentive plan targets were not met

•	Executive pay high relative to peers not justified by outstanding company performance

•	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” below)

In the instance that a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

Additional Scrutiny for Companies with Significant Opposition in 2011

At companies that received a significant shareholder vote (anything greater than 25%) against their say on pay proposal in 2011, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year’s vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on this issue and responding accordingly, we will recommend holding compensation committee members accountable for a failure to respond in consideration of the level of the vote against and the severity and history of the compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

Short-Term Incentives

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on internal financial measures such as net profit after tax, EPS growth and divisional profitability as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. However, we accept variations from these metrics if they are tied to the Company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance as measured by such indicators as increase in profit and/or EPS growth over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation why these significant short-term payments were made.

Long-Term Incentives

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

•	No re-testing or lowering of performance conditions

•	Performance metrics that cannot be easily manipulated by management

•	Two or more performance metrics

•	At least one relative performance metric that compares the company’s performance to a relevant peer group or index

•	Performance periods of at least three years

•	Stretching metrics that incentivize executives to strive for outstanding performance

•	Individual limits expressed as a percentage of base salary

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business.

Glass Lewis believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation. External benchmarks should be disclosed and transparent, such as total shareholder return (“TSR”) against a well-selected sector index, peer group or other performance hurdle. The rationale behind the selection of a specific index or peer group should be disclosed. Internal benchmarks (e.g. earnings per share growth) should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade, see below for more information, and specifically the proportion of total compensation that is stock-based.

Pay for Performance

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Therefore, Glass Lewis developed a proprietary pay-for-performance model to evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against four peer groups and across seven performance metrics. Using a forced curve and a school letter-grade system, we grade companies from A-F according to their pay-for-performance linkage. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend shareholders to vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs.

Recoupment (“Clawback”) Provisions

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

Frequency of Say-on-Pay

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

Vote on Golden Parachute Arrangements

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements will benefit all shareholders. Glass Lewis will analyze each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs double).

Equity-Based Compensation Plan Proposals

We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

1.	Companies should seek more shares only when needed.

2.	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently).

3.	If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

4.	Annual net share count and voting power dilution should be limited.

5.	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

6.	The expected annual cost of the plan should be proportional to the business’s value.

7.	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.

8.	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9.	Plans should not permit re-pricing of stock options.

10.	Plans should not contain excessively liberal administrative or payment terms.

11.	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements.

12.	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

Option Exchanges

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

1.	Officers and board members cannot participate in the program;

2.	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

3.	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

4.	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

Option Backdating, Spring-Loading, and Bullet-Dodging

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.51

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who

[51] Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(m) Plans

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

Director Compensation Plans

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

1.	The form of offer is not required to be an all-cash transaction;

2.	The offer is not required to remain open for more than 90 business days;

3.	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

4.	There is no fairness opinion requirement; and

5.	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL Poison Pills

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”52 In this case, a company may adopt or amend a poison pill (“NOL pill”) in

[52] Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

Fair Price Provisions

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

Reincorporation

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:

1.	Is the board sufficiently independent?

2.	Does the Company have anti-takeover protections such as a poison pill or classified board in place?

3.	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

4.	Do shareholders have the right to call special meetings of shareholders?

5.	Are there other material governance issues at the Company?

6.	Has the Company’s performance matched or exceeded its peers in the past one and three years?

7.	How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

8.	Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM PROVISIONS

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision. Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

Authorized Shares

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.

Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.

Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.

Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.

Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Advance Notice Requirements

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

Voting Structure

Cumulative Voting

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Supermajority Vote Requirements

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

Transaction of Other Business

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

Anti-Greenmail Proposals

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

Mutual Funds: Investment Policies and Advisory Agreements

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;

•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

V. COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

The following is a discussion of Glass Lewis’ approach to certain common shareholder resolutions. We note that the following is not an exhaustive list of all shareholder proposals.

Compensation

Glass Lewis carefully reviews executive compensation since we believe that this is an important area in which the board’s priorities and effectiveness are revealed. Executives should be compensated with appropriate base salaries and incentivized with additional awards in cash and equity only when their performance and that of the company warrants such rewards. Compensation, especially when also in line with the compensation paid by the company’s peers, should lead to positive results for shareholders and ensure the use of appropriate incentives that drives those results over time.

However, as a general rule, Glass Lewis does not believe shareholders should be involved in the approval and negotiation of compensation packages. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of directors. Therefore, Glass Lewis closely scrutinizes shareholder proposals relating to compensation to determine if the requested action or disclosure has already accomplished or mandated and whether it allows sufficient, appropriate discretion to the board to design and implement reasonable compensation programs.

Disclosure of Individual Compensation

Glass Lewis believes that disclosure of information regarding compensation is critical to allowing shareholders to evaluate the extent to which a company’s pay is based on performance. However, we recognize that the SEC currently mandates significant executive compensation disclosure. In some cases, providing information beyond that which is required by the SEC, such as the details of individual employment agreements of employees below the senior level, could create internal personnel tension or put the company at a competitive disadvantage, prompting employee poaching by competitors. Further, it is difficult to see how this information would be beneficial to shareholders. Given these concerns, Glass Lewis typically does not believe that shareholders would benefit from additional disclosure of individual compensation packages beyond the significant level that is already required; we therefore typically recommend voting against shareholder proposals seeking such detailed disclosure. We will, however, review each proposal on a case by basis, taking into account the company’s history of aligning executive compensation and the creation of shareholder value.

Linking Pay with Performance

Glass Lewis views performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. In our view, an executive’s compensation should be specific to the company and its performance, as well as tied to the executive’s achievements within the company.

However, when firms have inadequately linked executive compensation and company performance we will consider recommending supporting reasonable proposals seeking that a percentage of equity awards be tied to performance criteria. We will also consider supporting appropriately crafted proposals requesting that the compensation committee include multiple performance metrics when setting executive compensation, provided that the terms of the shareholder proposal are not overly prescriptive. Though boards often argue that these types of restrictions unduly hinder their ability to attract talent we believe boards can develop an effective, consistent and reliable approach to remuneration utilizing a wide range (and an appropriate mix) of fixed and performance-based compensation.

Retirement Benefits & Severance

As a general rule, Glass Lewis believes that shareholders should not be involved in the approval of individual severance plans. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of its director members.

However, when proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive’s base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, based on the executive’s average annual compensation for the most recent five years, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit without an offsetting incentive to the executive. We believe that shareholders should be consulted before relinquishing such a right, and we believe implementing such policies would still leave companies with sufficient freedom to enter into appropriate severance arrangements.

Following the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), the SEC proposed rules that would require that public companies hold advisory shareholder votes on compensation arrangements and understandings in connection with merger transactions, also known as “golden parachute” transactions. Effective April 4, 2011, the SEC requires that companies seeking shareholder approval of a merger or acquisition transaction must also provide disclosure of certain “golden parachute” compensation arrangements and, in certain circumstances, conduct a separate shareholder advisory vote to approve golden parachute compensation arrangements.

Bonus Recoupments (“Clawbacks”)

We believe it is prudent for boards to adopt detailed and stringent policies whereby, in the event of a restatement of financial results, the board will review all performance related bonuses and awards made to senior executives during the period covered by a restatement and will, to the extent feasible, recoup such bonuses to the extent that performance goals were not achieved. While the Dodd-Frank Act mandates that all companies adopt clawback policies that will require companies to develop a policy to recover compensation paid to current and former executives erroneously paid during the three year prior to a restatement, the SEC has yet to finalize the relevant rules. As a result, we expect to see shareholder proposals regarding clawbacks in the upcoming proxy season.

When examining proposals requesting that companies adopt recoupment policies, Glass Lewis will first review any relevant policies currently in place. When the board has already committed to a proper course, and the current policy covers the major tenets of the proposal, we see no need for further action. Further, in some instances, shareholder proposals may call for board action that contravenes legal obligations under existing employment agreements. In other cases proposals may excessively limit the board’s ability to exercise judgment and reasonable discretion, which may or may not be warranted, depending on the specific situation of the company in question. We believe it is reasonable that a mandatory recoupment policy should only affect senior executives and those directly responsible for the company’s accounting errors.

We note that where a company is entering into a new executive employment contract that does not include a clawback provision and the company has had a material restatement in the recent past, Glass Lewis will recommend voting against the responsible members of the compensation committee. The compensation committee has an obligation to shareholders to include reasonable controls in executive contracts to prevent payments in the case of inappropriate behavior.

Golden Coffins

Glass Lewis does not believe that the payment of substantial, unearned posthumous compensation provides an effective incentive to executives or aligns the interests of executives with those of shareholders. Glass Lewis firmly believes that compensation paid to executives should be clearly linked to the creation of shareholder value. As such, Glass Lewis favors compensation plans centered on the payment of awards contingent upon the satisfaction of sufficiently stretching and appropriate performance metrics. The payment of posthumous unearned and unvested awards should be subject to shareholder approval, if not removed from compensation policies entirely. Shareholders should be skeptical regarding any positive benefit they derive from costly payments made to executives who are no longer in any position to affect company performance.

To that end, we will consider supporting a reasonably crafted shareholder proposal seeking to prohibit, or require shareholder approval of, the making or promising of any survivor benefit payments to senior executives’ estates or beneficiaries. We will not recommend supporting proposals that would, upon passage, violate existing contractual obligations or the terms of compensation plans currently in effect.

Retention of Shares until Retirement

We strongly support the linking of executive pay to the creation of long-term sustainable shareholder value and therefore believe shareholders should encourage executives to retain some level of shares acquired through equity compensation programs to provide continued alignment with shareholders. However, generally we do not believe that requiring senior executives to retain all or an unduly high percentage of shares acquired through equity compensation programs following the termination of their employment is the most effective or desirable way to accomplish this goal. Rather, we believe that restricting executives’ ability to exercise all or a supermajority of otherwise vested equity awards until they leave the company may hinder the ability of the compensation committee to both attract and retain executive talent. In our view, otherwise qualified and willing candidates could be dissuaded from accepting employment if he/she believes that his/her compensation could be dramatically affected by financial results unrelated to their own personal performance or tenure at the company. Alternatively, an overly strict policy could encourage existing employees to quit in order to realize the value locked in their incentive awards. As such, we will not typically recommend supporting proposals requiring the retention of significant amounts of equity compensation following termination of employment at target firms.

Tax Gross-Ups

Tax gross-ups can act as an anti-takeover measure, as larger payouts to executives result in larger gross-ups, which could artificially inflate the ultimate purchase price under a takeover or merger scenario. Additionally, gross-ups can result in opaque compensation packages where shareholders are unlikely to be aware of the total compensation an executive may receive. Further, we believe that in instances where companies have severance agreements in place for executives, payments made pursuant to such arrangements are often large enough to soften the blow of any additional excise taxes. Finally, such payments are not performance based, providing no incentive to recipients and, if large, can be a significant cost to companies.

Given the above, we will typically recommend supporting proposals requesting that a compensation committee adopt a policy that it will not make or promise to make to its senior executives any tax gross-up payments, except those applicable to management employees of the company generally, such as a relocation or expatriate tax equalization policy.

Linking Executive Pay to Environmental and Social Criteria

We recognize that a company’s involvement in environmentally sensitive and labor-intensive industries influences the degree to which a firm’s overall strategy must weigh environmental and social concerns. However, we also understand that the value generated by incentivizing executives to prioritize environmental and social issues is difficult to quantify and therefore measure, and necessarily varies among industries and companies.

When reviewing such proposals seeking to tie executive compensation to environmental or social practices, we will review the target firm’s compliance with (or contravention of) applicable laws and regulations, and examine any history of environmental and social related concerns including those resulting in material investigations, lawsuits, fines and settlements. We will also review the firm’s current compensation policies and practice. However, with respect to executive compensation, Glass Lewis generally believes that such policies should be left to the compensation committee.

Governance

Declassification of the Board

Glass Lewis believes that classified boards (or “staggered boards”) do not serve the best interests of shareholders. Empirical studies have shown that: (i) companies with classified boards may show a reduction in firm value; (ii) in the context of hostile takeovers, classified boards operate as a takeover defense, which entrenches management, discourages potential acquirers and delivers less return to shareholders; and (iii) companies with classified boards are less likely to receive takeover bids than those with single class boards. Annual election of directors provides increased accountability and requires directors to focus on the interests of shareholders. When companies have classified boards shareholders are deprived of the right to voice annual opinions on the quality of oversight exercised by their representatives.

Given the above, Glass Lewis believes that classified boards are not in the best interests of shareholders and will continue to recommend shareholders support proposals seeking their repeal.

Right of Shareholders to Call a Special Meeting

Glass Lewis strongly believes that shareholders should have the ability to call meetings of shareholders between annual meetings to consider matters that require prompt attention. However, in order to prevent abuse and waste of corporate resources by a small minority of shareholders, we believe that shareholders representing at least a sizable minority of shares must support such a meeting prior to its calling. Should the threshold be set too low, companies might frequently be subjected to meetings whose effect could be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. Typically we believe this threshold should not fall below 10-15% of shares, depending on company size.

In our case-by-case evaluations, we consider the following:

•	Company size

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

•	Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin-offs, etc.)

•	Existence of anti-takeover protections or other entrenchment devices

•	Opportunities for shareholder action (e.g., ability to act by written consent)

•	Existing ability for shareholders to call a special meeting

Right of Shareholders to Act by Written Consent

Glass Lewis strongly supports shareholders’ right to act by written consent. The right to act by written consent enables shareholders to take action on important issues that arise between annual meetings. However, we believe such rights should be limited to at least the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote were present and voting.

In addition to evaluating the threshold for which written consent may be used (e.g. majority of votes cast or outstanding), we will consider the following when evaluating such shareholder proposals:

•	Company size

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

•	Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin offs, etc.)

•	Existence of anti-takeover protections or other entrenchment devices

•	Opportunities for shareholder action (e.g., ability and threshold to call a special meeting)

•	Existing ability for shareholders to act by written consent

Board Composition

Glass Lewis believes the selection and screening process for identifying suitably qualified candidates for a company’s board of directors is one which requires the judgment of many factors, including the balance of skills and talents, the breadth of experience and diversity of candidates and existing board members. Diversity of skills, abilities and points of view can foster the development of a more creative, effective and dynamic board. In general, however, we do not believe that it is in the best interests of shareholders for firms to be beholden to arbitrary rules regarding its board, or committee, composition. We believe such matters should be left to a board’s nominating committee, which is generally responsible for establishing and implementing policies regarding the composition of the board. Members of this committee may be held accountable through the director election process. However, we will consider supporting reasonable, well-crafted proposals to increase board diversity where there is evidence a board’s lack of diversity lead to a decline in shareholder value.

Reimbursement of Solicitation Expenses

Where a dissident shareholder is seeking reimbursement for expenses incurred in waging a contest or submitting a shareholder proposal and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for reasonable expenses. In those rare cases where a shareholder has put his or her own time and money into organizing a successful campaign to unseat a poorly performing director (or directors) or sought support for a shareholder proposal, we feel that the shareholder should be entitled to reimbursement of expenses by other shareholders, via the company. We believe that, in such cases, shareholders express their agreement by virtue of their majority vote for the dissident (or the shareholder proposal) and will share in the expected improvement in company performance.

Majority Vote for the Election of Directors

If a majority vote standard were implemented, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Further, occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests. Glass Lewis will generally support shareholder proposals calling for the election of directors by a majority vote, except for use in contested director elections.

Cumulative Vote for the Election of Directors

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders. However, when a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Given the above, where a company (i) has adopted a true majority vote standard; (ii) has simultaneously proposed a management-initiated true majority vote standard; or (iii) is simultaneously the target of a true majority vote standard shareholder proposal, Glass Lewis will recommend voting against cumulative voting proposals due to the potential incompatibility of the two election methods.

For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Supermajority Vote Requirements

We believe that a simple majority is appropriate to approve all matters presented to shareholders, and will recommend that shareholders vote accordingly. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. In a takeover context supermajority vote requirements can strongly limit the voice of shareholders in making decisions on crucial matters such as selling the business. These limitations in turn may degrade share value and can reduce the possibility of buyout premiums for shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority of shareholders.

Independent Chairman

Glass Lewis views an independent chairman as better able to oversee the executives and set a pro-shareholder agenda in the absence of the conflicts that a CEO, executive insider, or close company affiliate may face. Separating the roles of CEO and chairman may lead to a more proactive and effective board of directors. The presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. We believe that the separation of these two key roles eliminates the conflict of interest that inevitably occurs when a CEO, or other executive, is responsible for self-oversight. As such, we will typically support reasonably crafted shareholder proposals seeking the installation of an independent chairman at a target company. However, we will not support proposals that include overly prescriptive definitions of “independent.”

Proxy Access

Shareholders have consistently sought mechanisms through which they could secure a meaningful voice in director elections in recent years. While many of these efforts have centered on regulatory changes at the SEC, the United States Congress and the Obama Administration have placed “Proxy Access” in the spotlight of the U.S. Government’s most recent corporate governance-related financial reforms. Regulations allowing or mandating the reimbursement of solicitation expenses for successful board candidates exist and further regulation is pending. A 2009 amendment to the Delaware Corporate Code allows companies to adopt bylaw provisions providing shareholders proxy access.

Further, in July 2010, President Obama signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act, (the “Dodd-Frank Act”). This Act provides the SEC with the authority to adopt rules permitting shareholders to use issuer proxy solicitation materials to nominate director candidates. The SEC received over 500 comments regarding proposed proxy access, some of which questioned the agency’s authority to adopt such a rule. Nonetheless, in August 2010, the SEC adopted final Rule 14a-11, which under certain circumstances, gives shareholders (and shareholder groups) who have collectively held at least 3% of the voting power of a company’s securities continuously for at least three years, the right to nominate up to 25% of a board’s directors and have such nominees included on a company’s ballot and described in its proxy statement. While final Rule 14a-11 was originally scheduled to take effect on November 15, 2010, on October 4, 2010, the SEC announced that it would delay the rule’s implementation following the filing of a lawsuit by the U.S. Chamber Of Commerce and the Business Roundtable. In July 2011, the United States Court of Appeals for the District of Columbia ruled against the SEC based on what it perceived to be the SEC’s failure to fully consider the costs and the benefits of the proxy access rules. On September 6, 2011, the SEC announced that it would not be seeking rehearing of the decision. However, while rule 14a-11 was vacated, the U.S. Court of Appeals issued a stay on the “private ordering” amendments to Rule 14a-8, meaning that companies are no longer able to exclude shareholder proposals requesting that they adopt procedures to allow for shareholder nominees to be included in proxy statements (“Statement by SEC Chairman Mary L. Schapiro on Proxy Access Ligation.” SEC Press Release. September 6, 2011).

Glass Lewis will consider supporting well-crafted and reasonable proposals requesting proxy access, as we believe that in some cases, adoption of this provision allows for improved shareholder rights and ensures that shareholders who maintain a long-term interest in the target company have an ability to nominate candidates for the board. Glass Lewis reviews proposals requesting proxy access on a case-by-case basis, and will consider the following in our analysis:

•	Company size;

•	The shareholder proponent and their reasoning for putting forth the proposal at the target company;

•	The percentage ownership requested and holding period requirement;

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.);

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals;

•	Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin-offs, etc.);

•	Existence of anti-takeover protections or other entrenchment devices; and

•	Opportunities for shareholder action (e.g., ability to act by written consent or right to call a special meeting).

Environment

There are significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Directors should monitor management’s performance in mitigating environmental risks attendant with operations in order to eliminate or minimize the risks to the company and shareholders.

When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable. When a substantial environmental risk has been ignored or inadequately addressed, we may recommend voting against responsible members of the governance committee, or members of a committee specifically charged with sustainability oversight.

With respect to environmental risk, Glass Lewis believes companies should actively consider their exposure to:

Direct environmental risk: Companies should evaluate financial exposure to direct environmental risks associated with their operations. Examples of direct environmental risks are those associated with spills, contamination, hazardous leakages, explosions, or reduced water or air quality, among others. Further, firms should consider their exposure to environmental risks emanating from systemic change over which they may have only limited control, such as insurance companies affected by increased storm severity and frequency resulting from climate change.

Risk due to legislation/regulation: Companies should evaluate their exposure to shifts or potential shifts in environmental regulation that affect current and planned operations. Regulation should be carefully monitored in all jurisdictions within which the company operates. We look closely at relevant and proposed legislation and evaluate whether the company has responded appropriately.

Legal and reputational risk: Failure to take action on important issues may carry the risk of damaging negative publicity and potentially costly litigation. While the effect of high-profile campaigns on shareholder value may not be directly measurable, in general we believe it is prudent for firms to evaluate social and environmental risk as a necessary part in assessing overall portfolio risk.

If there is a clear showing that a company has inadequately addressed these risks, Glass Lewis may consider supporting appropriately crafted shareholder proposals requesting increased disclosure, board attention or, in limited circumstances, specific actions. In general, however, we believe that boards and management are in the best position to address these important issues, and will only rarely recommend that shareholders supplant their judgment regarding operations.

Climate Change and Green House Gas Emission Disclosure

Glass Lewis will consider recommending a vote in favor of a reasonably crafted proposal to disclose a company’s climate change and/or greenhouse gas emission strategies when (i) a company has suffered financial impact from reputational damage, lawsuits and/or government investigations, (ii) there is a strong link between climate change and its resultant regulation and shareholder value at the firm, and/or (iii) the company has inadequately disclosed how it has addressed climate change risks. Further, we will typically recommend supporting proposals seeking disclosure of greenhouse gas emissions at companies operating in carbon- or energy- intensive industries, such basic materials, integrated oil and gas, iron and steel, transportation, utilities, and construction. We are not inclined, however, to support proposals seeking emissions reductions, or proposals seeking the implementation of prescriptive policies relating to climate change.

Sustainability and other Environmentally-Related Reports

When evaluating requests that a firm produce an environmentally-related report, such as a sustainability report or a report on coal combustion waste or hydraulic fracturing, we will consider, among other things:

•	The financial risk to the company from the firm’s environmental practices and/or regulation;

•	The relevant company’s current level of disclosure;

•	The level of sustainability information disclosed by the firm’s peers;

•	The industry in which the firm operates;

•	The level and type of sustainability concerns/controversies at the relevant firm, if any;

•	The time frame within which the relevant report is to be produced; and

•	The level of flexibility granted to the board in the implementation of the proposal.

In general, we believe that firms operating in extractive industries should produce reports regarding the risks presented by their environmental activities, and will consider recommending a vote for reasonably crafted proposals requesting that such a report be produced; however, as with all shareholder proposals, we will evaluate these report requests on a case by case basis.

Oil Sands

The procedure required to extract usable crude from oil sands emits significantly more greenhouse gases than do conventional extraction methods. In addition, development of the oil sands has a deleterious effect on the local environment, such as Canada’s boreal forests which sequester significant levels of carbon.

We believe firms should strongly consider and evaluate exposure to financial, legal and reputational risks associated with investment in oil sands. We believe firms should adequately disclose their involvement in the oil sands, including a discussion of exposure to sensitive political and environmental areas. Firms should broadly outline the scope of oil sands operations, describe the commercial methods for producing oil, and discuss the management of greenhouse gas emissions. However, we believe that detailed disclosure of investment assumptions could unintentionally reveal sensitive information regarding operations and business strategy, which would not serve shareholders’ interest. We will review all proposals seeking increased disclosure of oil sands operations in the above context, but will typically not support proposals seeking cessation or curtailment of operations.

Sustainable Forestry

Sustainable forestry provides for the long-term sustainable management and use of trees and other non-timber forest products. Retaining the economic viability of forests is one of the tenets of sustainable forestry, along with encouraging more responsible corporate use of forests. Sustainable land use and the effective management of land are viewed by some shareholders as important in light of the impact of climate change. Forestry certification has emerged as a way that corporations can address prudent forest management. There are currently several primary certification schemes such as the Sustainable Forestry Initiative (“SFI”) and the Forest Stewardship Council (“FSC”).

There are nine main principles that comprise the SFI: (i) sustainable forestry; (ii) responsible practices; (iii) reforestation and productive capacity; (iv) forest health and productivity; (v) long-term forest and soil productivity; (vi) protection of water resources; (vii) protection of special sites and biodiversity; (viii) legal compliance; and (ix) continual improvement.

The FSC adheres to ten basic principles: (i) compliance with laws and FSC principles; (ii) tenure and use rights and responsibilities; (iii) indigenous peoples’ rights; (iv) community relations and workers’ rights; (v) benefits from the forest; (vi) environmental impact; (vii) management plan; (viii) monitoring and assessment; (ix) maintenance of high conservation value forests; and (x) plantations.

Shareholder proposals regarding sustainable forestry have typically requested that the firm comply with the above SFI or FSC principles as well as to assess the feasibility of phasing out the use of uncertified fiber and increasing the use of certified fiber. We will evaluate target firms’ current mix of certified and uncertified paper and the firms’ general approach to sustainable forestry practices, both absolutely and relative to its peers but will only support proposals of this nature when we believe that the proponent has clearly demonstrated that the implementation of this proposal is clearly linked to an increase in shareholder value.

Social Issues

Non-Discrimination Policies

Companies with records of poor labor relations may face lawsuits, efficiency-draining turnover, poor employee performance, and/or distracting, costly investigations. Moreover, as an increasing number of companies adopt inclusive EEO policies, companies without comprehensive policies may face damaging recruitment, reputational and legal risks. We believe that a pattern of making financial settlements as a result of lawsuits based on discrimination could indicate investor exposure to ongoing financial risk. Where there is clear evidence of employment practices resulting in negative economic exposure, Glass Lewis may support shareholder proposals addressing such risks.

MacBride Principles

To promote peace, justice and equality regarding employment in Northern Ireland, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, proposed the following equal opportunity employment principles:

1.	Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs;

2.	Adequate security for the protection of minority employees both at the workplace and while traveling to and from work;

3.	The banning of provocative religious or political emblems from the workplace;

4.	All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups;

5.	Layoff, recall, and termination procedures should not, in practice, favor particular religious groupings;

6.	The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin;

7.

The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees;

8.	The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement; and

9.	The appointment of senior management staff member to oversee the company’s affirmative action efforts and setting up of timetables to carry out affirmative action principles.

Proposals requesting the implementation of the above principles are typically proposed at firms that operate, or maintain subsidiaries that operate, in Northern Ireland. In each case, we will examine the company’s current equal employment opportunity policy and the extent to which the company has been subject to protests, fines, or litigation regarding discrimination in the workplace, if any. Further, we will examine any evidence of the firm’s specific record of labor concerns in Northern Ireland.

Human Rights

Glass Lewis believes explicit policies set out by companies’ boards of directors on human rights provides shareholders with the means to evaluate whether the company has taken steps to mitigate risks from its human rights practices. As such, we believe that it is prudent for firms to actively evaluate risks to shareholder value stemming from global activities and human rights practices along entire supply chains. Findings and investigations of human rights abuses can inflict, at a minimum, reputational damage on targeted companies and have the potential to dramatically reduce shareholder value. This is particularly true for companies operating in emerging market countries in extractive industries and in politically unstable regions. As such, while we typically rely on the expertise of the board on these important policy issues, we recognize that, in some instances, shareholders could benefit from increased reporting or further codification of human rights policies.

Military and US Government Business Policies

Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs, most of which are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where similar disclosure is already mandated by law, unless circumstances exist that warrant the additional disclosure.

Foreign Government Business Policies

Where a corporation operates in a foreign country, Glass Lewis believes that the company and board should maintain sufficient controls to prevent illegal or egregious conduct with the potential to decrease shareholder value, examples of which include bribery, money laundering, severe environmental violations or proven human rights violations. We believe that shareholders should hold board members, and in particular members of the audit committee and CEO, accountable for these issues when they face reelection, as these concerns may subject the company to financial risk. In some instances, we will support appropriately crafted shareholder proposals specifically addressing concerns with the target firm’s actions outside its home jurisdiction.

Health Care Reform Principles

Health care reform in the United States has long been a contentious political issue and Glass Lewis therefore believes firms must evaluate and mitigate the level of risk to which they may be exposed regarding potential changes in health care legislation. Over the last several years, Glass Lewis has reviewed multiple shareholder proposals requesting that boards adopt principles for comprehensive health reform, such as the following based upon principles reported by the Institute of Medicine:

•	Health care coverage should be universal;

•	Health care coverage should be continuous;

•	Health care coverage should be affordable to individuals and families;

•	The health insurance strategy should be affordable and sustainable for society; and

•	Health insurance should enhance health and well-being by promoting access to high-quality care that is effective, efficient, safe, timely, patient-centered and equitable.

In general, Glass Lewis believes that individual corporate board rooms are not the appropriate forum in which to address evolving and contentious national policy issues. The adoption of a narrow set of principles could limit the board’s ability to comply with new regulation or to appropriately and flexibly respond to health care issues as they arise. As such, barring a compelling reason to the contrary, we typically do not support the implementation of national health care reform principles at the company level.

Tobacco

Glass Lewis recognizes the contentious nature of the production, procurement, marketing and selling of tobacco products. We also recognize that tobacco companies are particularly susceptible to reputational and regulatory risk due to the nature of its operations. As such, we will consider supporting uniquely tailored and appropriately crafted shareholder proposals requesting increased information or the implementation of suitably broad policies at target firms on a case-by-case basis. However, we typically do not support proposals requesting that firms shift away from, or significantly alter, the legal production or marketing of core products.

Reporting Contributions and Political Spending

While corporate contributions to national political parties and committees controlled by federal officeholders are prohibited under federal law, corporations can legally donate to state and local candidates, organizations registered under 26 USC Sec. 527 of the Internal Revenue Code and state-level political committees. There is, however, no standardized manner in which companies must disclose this information. As such, shareholders often must search through numerous campaign finance reports and detailed tax documents to ascertain even limited information. Corporations also frequently use trade associations, which are not required to report funds they receive for or spend on political activity, as a means for corporate political action.

Further, in 2010 the Citizens United v. Federal Election Commission decision by the Supreme Court affirmed that corporations are entitled to the same free speech laws as individuals and that it is legal for a corporation to donate to political causes without monetary limit. While the decision did not remove bans on direct contributions to candidates, companies are now able to contribute indirectly, and substantially, to candidates through political organizations. Therefore, it appears companies will enjoy greater latitude in their political actions by this recent decision.

When evaluating whether a requested report would benefit shareholders, Glass Lewis seeks answers to the following three key questions:

•	Is the Company’s disclosure comprehensive and readily accessible?

•	How does the Company’s political expenditure policy and disclosure compare to its peers?

•	What is the Company’s current level of oversight?

Glass Lewis will consider supporting a proposal seeking increased disclosure of corporate political expenditure and contributions if the firm’s current disclosure is insufficient, or if the firm’s disclosure is significantly lacking compared to its peers. Further, we will typically recommend voting for proposals requesting reports on lobbying or political contributions and expenditures when there is no explicit board oversight or there is evidence of inadequate board oversight. Given that political donations are strategic decisions intended to increase shareholder value and have the potential to negatively affect the company, we believe the board should either implement processes and procedures to ensure the proper use of the funds or closely evaluate the process and procedures used by management. We will also consider supporting such proposals when there is verification, or credible allegations, that the company is mismanaging corporate funds through political donations. If Glass Lewis discovers particularly egregious actions by the company, we will consider recommending voting against the governance committee members or other responsible directors.

Animal Welfare

Glass Lewis believes that it is prudent for management to assess potential exposure to regulatory, legal and reputational risks associated with all business practices, including those related to animal welfare. A high-profile campaign launched against a company could result in shareholder action, a reduced customer base, protests and potentially costly litigation. However, in general, we believe that the board and management are in the best position to determine policies relating to the care and use of animals. As such, we will typically vote against proposals seeking to eliminate or limit board discretion regarding animal welfare unless there is a clear and documented link between the board’s policies and the degradation of shareholder value.

Internet Censorship

Legal and ethical questions regarding the use and management of the Internet and the worldwide web have been present since access was first made available to the public almost twenty years ago. Prominent among these debates are the issues of privacy, censorship, freedom of expression and freedom of access. Glass Lewis believes that it is prudent for management to assess its potential exposure to risks relating to the internet management and censorship policies. As has been seen at other firms, perceived violation of user privacy or censorship of Internet access can lead to high-profile campaigns that could potentially result in decreased customer bases or potentially costly litigation. In general, however, we believe that management and boards are best equipped to deal with the evolving nature of this issue in various jurisdictions of operation.

International
Proxy Paper Policy Guidelines

An Overview of the Glass Lewis Approach to International Proxy Advice for 2012

Please note: Glass Lewis creates separate proxy voting policies designed specifically for each individual country. The following is a distillation of the various country-specific policies.

I. ELECTION OF DIRECTORS

Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

Board Composition

When companies disclose sufficient relevant information, we look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, we will consider recommending abstaining on the directors’ election.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 10-20% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.
•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

•	CFO who presently sits on the board.
•	Director who presently sits on an excessive number of boards.
•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.
•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
•	Director with an interlocking directorship.

Slate Elections

In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If significant issues exist concerning one or more of the nominees or in markets where directors are generally elected individually, we will recommend voting against the entire slate of directors.

Board Committee Composition

We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.

Review of Risk Management Controls

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

Classified Boards

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors.

We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

II. FINANCIAL REPORTING

Accounts and Reports

Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.

Income Allocation (Distribution of Dividend)

In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

Appointment of Auditors and Authority to Set Fees

We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised.

However, we recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

•	When audit fees added to audit-related fees total less than one-half of total fees.
•

When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.
•	When the company has poor disclosure or lack of transparency in financial statements.
•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.
•	When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

III. COMPENSATION

Compensation Report/Compensation Policy

We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

We will usually recommend voting against approval of the compensation report or policy when the following occur:

•	Gross disconnect between pay and performance;
•	Performance goals and metrics are inappropriate or insufficiently challenging;
•

Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;

•	Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;
•	Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;
•	Guaranteed bonuses are established;
•	There is no clawback policy; or
•	Egregious or excessive bonuses, equity awards or severance payments.

Long Term Incentive Plans

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

Performance-Based Equity Compensation

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. We generally recommend that shareholders vote in favor of performance-based option requirements.

There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.

Director Compensation

Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. In particular, we support compensation plans that include non performance-based equity awards, which help to align the interests of outside directors with those of shareholders.

Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

Retirement Benefits for Directors

We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.

Limits on Executive Compensation

As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

IV. GOVERNANCE STRUCTURE

Amendments to the Articles of Association

We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

Increase in Authorized Shares

Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding.

Issuance of Shares

Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.

In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is the lesser of (i) the unissued ordinary share capital; or (ii) a sum equal to one-third of the issued ordinary share capital. This authority should not exceed five years. In some countries, if the proposal contains a figure greater than one-third, the company should explain the nature of the additional amounts.

We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on the country in which the company is located. This authority should not exceed five years, or less for some countries.

Repurchase of Shares

We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

V. ENVIRONMENTAL AND SOCIAL RISK

We believe companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, we believe companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted shareholder proposal if we believe supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).

APPENDIX B: RATINGS

STANDARD & POOR’S ISSUE CREDIT RATING DEFINITIONS

          A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

          Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

          Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

          Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1. A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2. A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3. A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUAL RATINGS

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

MOODY’S CREDIT RATING DEFINITIONS

Aaa

Bonds and preferred stock which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Bonds and preferred stock which are rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Bonds and preferred stock which are rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Bonds and preferred stock which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Bonds and preferred stock which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Bonds and preferred stock which are rated B are considered speculative and are subject to high credit risk.

Caa

Bonds and preferred stock which are rated Caa are of poor standing and are subject to very high credit risk.

Ca

Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds/preferred stock and are typically in default, with little prospect for recovery of principal or interest.

VAN ECK FUNDS

PART C
OTHER INFORMATION

ITEM 28.	EXHIBITS.

(a)	(1) Amended and Restated Master Trust Agreement.(1)

(2) Amendment No. 1 to Amended and Restated Master Trust Agreement.(1)

(3) Amendment No. 2 to Amended and Restated Master Trust Agreement.(1)

(4) Amendment No. 3 to Amended and Restated Master Trust Agreement.(1)

(5) Amendment No. 4 to Amended and Restated Master Trust Agreement.(1)

(6) Amendment No. 5 to Amended and Restated Master Trust Agreement.(1)

(7) Amendment No. 6 to Amended and Restated Master Trust Agreement.(1)

(8) Amendment No. 7 to Amended and Restated Master Trust Agreement.(1)

(9) Amendment No. 8 to Amended and Restated Master Trust Agreement.(1)

(10) Amendment No. 9 to Amended and Restated Master Trust Agreement.(1)

(11) Amendment No. 10 to Amended and Restated Master Trust Agreement.(3)

(12) Amendment No. 11 to Amended and Restated Master Trust Agreement.(3)

(13) Amendment No. 12 to Amended and Restated Master Trust Agreement.(3)

(14) Amendment No. 13 to Amended and Restated Master Trust Agreement.(2)

(15) Amendment No. 15 to Amended and Restated Master Trust Agreement.(3)

(16) Amendment No. 16 to Amended and Restated Master Trust Agreement.(3)

(17) Amendment No. 17 to Amended and Restated Master Trust Agreement.(3)

(18) Amendment No. 18 to Amended and Restated Master Trust Agreement.(3)

(19) Amendment No. 19 to Amended and Restated Master Trust Agreement.(3)

(20) Amendment No. 20 to Amended and Restated Master Trust Agreement.(5)

(21) Amendment No. 21 to Amended and Restated Master Trust Agreement.(5)

(22) Amendment No. 22 to Amended and Restated Master Trust Agreement.(10)

(23) Amendment No. 23 to Amended and Restated Master Trust Agreement.(10)

(24) Amendment No. 24 to Amended and Restated Master Trust Agreement.(12)

	(25)	Amendment No. 25 to Amended and Restated Master Trust Agreement.(12)

	(26)	Amendment No. 26 to Amended and Restated Master Trust Agreement.(13)

	(27)	Amendment No. 27 to Amended and Restated Master Trust Agreement, filed herewith.

(b)	Amended and Restated By-Laws of Registrant, filed herewith.

(c)

Rights of security holders are contained in Articles IV, V and VI of the Registrant’s Amended and Restated Master Trust Agreement, as amended, which is incorporated by reference above and Article 9 of the Registrant’s Amended and Restated By-Laws, which are filed herewith.

(d)	(1)	Advisory Agreement.(1)

	(2)	Advisory Agreement with respect to Global Hard Assets Fund.(1)

	(3)	Advisory Agreement with respect to Emerging Markets Fund (formerly known as Global Balanced Fund).(4)

	(4)	Investment Advisory Agreement with respect to Multi-Manager Alternatives Fund, CM Commodity Index Fund and Long/Flat Commodity Index Fund.(13)

	(5)	Investment Advisory Agreement with respect to Unconstrained Emerging Markets Bond Fund.(15)

	(6)	(i) Form of Sub-Investment Advisory Agreement with respect to Multi-Manager Alternatives Fund.(10)

(ii) Schedule of Parties to Sub-Investment Advisory Agreements with respect to Multi-Manager Alternatives Fund, filed herewith.

(e)	(1)	Distribution Agreement.(1)

	(2)	Letter Agreement adding Class C shares of International Investors Gold Fund to Distribution Agreement.(1)

	(3)	Letter Agreement adding Class A and Class C shares of Global Hard Assets Fund to Distribution Agreement.(1)

	(4)	Letter Agreement adding Class A shares of Emerging Markets Fund (formerly known as Global Balanced Fund) to Distribution Agreement.(4)

	(5)	Letter Agreement adding Class A shares and Class I shares of Multi-Manager Alternatives Fund to Distribution Agreement.(10)

	(6)	Letter Agreement adding CM Commodity Index Fund and Long/Flat Commodity Index Fund to Distribution Agreement.(13)

	(7)	Letter Agreement adding Class C shares of Multi-Manager Alternatives Fund and adding Unconstrained Emerging Markets Bond Fund to Distribution Agreement, filed herewith.

(f)	(1)	Simplified Employee Plan.(1)

	(2)	Amended Retirement Plan for Self-Employed Individuals, Partnerships and Corporations Using Shares of International Investors Incorporated or the Van Eck Funds.(1)

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(g)	Custodian Agreement.(2)

(h)	(1)	Accounting and Administrative Services Agreement.(1)

	(2)	Letter Agreement adding International Investors Gold Fund to Accounting and Administrative Services Agreement.(1)

	(3)	Forms of Procedural Agreement, Customer Agreement and Safekeeping Agreement with Merrill Lynch Futures Inc. and Morgan Stanley.(1)

	(4)	Letter Agreement adding Emerging Markets Fund (formerly known as Global Balanced Fund) to Accounting and Administrative Services Agreement.(4)

	(5)	Data Access Service Agreement.(4)

	(6)	Transfer Agency Agreement.(4)

	(7)	Form of Trustee Indemnification Agreement.(6)

	(8)	Form of Participation Agreement with Unaffiliated Fund Complexes.(10)

(i)	(1)	Opinion and Consent of Counsel.(1)

	(2)	Opinion and Consent of Counsel with respect to the addition of Class I.(5)

	(3)	Opinion and Consent of Counsel with respect to the addition of Class A and Class I of Multi-Manager Alternatives Fund.(10)

	(4)	Opinion and Consent of Counsel with respect to the addition of Class Y.(12)

	(5)	Opinion and Consent of Counsel with respect to CM Commodity Index Fund and Long/Flat Commodity Index Fund.(13)

	(6)	Opinion and Consent of Counsel with respect to the addition of Class C of Multi-Manager Alternatives Fund, filed herewith.

	(7)	Opinion and Consent of Counsel with respect to Unconstrained Emerging Markets Bond Fund.(15)

(j)	(1)	Consent of Goodwin Procter LLP, filed herewith.

	(2)	Consent of Independent Registered Public Accounting Firm, filed herewith.

	(3)	Powers of Attorney.(7)

	(4)	Jan F. van Eck Power of Attorney.(13)

(k)	Not applicable.

(l)	Not applicable.

(m)	(1)	Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1.(13)

(m)	(2)	Amended Exhibit A to Amended and Restated Plan of Distribution pursuant to Rule 12b-1, filed herewith.

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(n)	Multiple Class Plan pursuant to Rule 18f-3.(12)

(o)	Reserved.

(p)	(1)	Code of Ethics of the Registrant, its Investment Adviser and its Principal Underwriter.(10)

	(2)	Code of Ethics of Martingale Asset Management, L.P.(8)

	(3)	Code of Ethics of PanAgora Asset Management, Inc.(9)

	(4)	Code of Ethics of Dix Hills Partners, LLC.(10)

	(5)	Code of Ethics of Primary Funds, LLC.(12)

	(6)	Code of Ethics of Medley Credit Strategies, LLC.(14)

	(7)	Code of Ethics of Acorn Derivatives Management Corp., filed herewith.

	(8)	Code of Ethics of Coe Capital Management, LLC, filed herewith.

	(9)	Code of Ethics of Millrace Asset Group, Inc., filed herewith.

	(10)	Code of Ethics of Tiburon Capital Management, LLC, filed herewith.

(1)	Incorporated by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed on March 1, 1999.

(2)	Incorporated by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed on March 19, 2001.

(3)	Incorporated by reference to Post-Effective Amendment No. 62 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed on April 30, 2004.

(4)	Incorporated by reference to Post Effective Amendment No. 63 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed February 25, 2005.

(5)	Incorporated by reference to Post Effective Amendment No. 66 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed April 28, 2006.

(6)	Incorporated by reference to Post Effective Amendment No. 67 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed April 27, 2007.

(7)	Incorporated by reference to Post Effective Amendment No. 68 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed April 24, 2008.

(8)

Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement of Van Eck VIP Trust (formerly, Van Eck Worldwide Insurance Trust), File Nos. 033-13019 and 811-05083, filed on April 30, 2004.

(9)

Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement of Van Eck VIP Trust (formerly, Van Eck Worldwide Insurance Trust), File Nos. 033-13019 and 811-05083, filed February 15, 2008.

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(10)	Incorporated by reference to Post Effective Amendment No. 78 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed April 3, 2009.

(11)	Incorporated by reference to Post Effective Amendment No. 79 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed April 22, 2009.

(12)	Incorporated by reference to Post Effective Amendment No. 82 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed April 30, 2010.

(13)	Incorporated by reference to Post Effective Amendment No. 100 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed November 22, 2010.

(14)	Incorporated by reference to Post Effective Amendment No. 101 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed April 14, 2011.

(15)	To be filed by amendment.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

Not Applicable.

ITEM 30.	INDEMNIFICATION.

          Reference is made to Article VI of the Amended and Restated Master Trust Agreement of the Registrant, as amended, Section 8 of the Advisory Agreement, Section 5 of the Distribution Agreement, Section 27 of the Custodian Agreement, and Section 6 of the Data Access Agreement.

          The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee’s, officer’s, employee’s or agent’s office.

          Reference is also made to the individual Trustee Indemnification Agreements entered into with each of the Trustees of the Registrant. The Indemnification Agreements do not supersede or replace the indemnification under the Amended and Restated Master Trust Agreement of the Registrant, as amended. The Indemnification Agreements supplement the protections under the Amended and Restated Master Trust Agreement, by clarifying the scope of certain terms of the Amended and Restated Master Trust Agreement and providing a variety of procedural benefits, including with respect to protection from modification of the indemnification, term and survival of Registrant’s obligations, and procedural enhancements with respect to, among other things, advancement of expenses, determination of entitlement, indemnification for expenses incurred by a Trustee as a witness and selection of counsel.

          Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

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ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

          Van Eck Associates Corporation is a registered investment adviser and provides investment advisory services to the Registrant. The description of Van Eck Associates Corporation under the caption “Management of the Funds” in the Registrant’s Prospectuses and under the caption “Investment Advisory Services” in the Registrant’s Statements of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any business, profession, vocation or employment of a substantial nature engaged in by investment adviser and its officers, directors or partners within the past two fiscal years is set forth under the caption “Trustees and Officers” in the Registrant’s Statements of Additional Information and in its Form ADV filed with the SEC (File No. 801-21340), both of which are incorporated herein by reference.

          Each of Acorn Derivatives Management Corp. (SEC File No. 801-43760), Coe Capital Management, LLC (SEC File No. 801-56483), Dix Hills Partners, LLC (SEC File No. 801-62551), Martingale Asset Management, L.P. (SEC File No. 801-30067), Medley Credit Strategies, LLC (SEC File No. 801-71839), Millrace Asset Group, Inc. (SEC File No. 801-70920), PanAgora Asset Management, Inc. (SEC File No. 801-35497), Primary Funds, LLC (SEC File No. 801-69279) and Tiburon Capital Management, LLC (SEC File No. 801-71202) serves as a sub-adviser to Multi-Manager Alternatives Fund. The descriptions of each sub-adviser under the caption “Management of the Fund” in the Registrant’s Prospectus and under the caption “Investment Advisory Services” in the Registrant’s Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information on the directors and officers of each sub-adviser set forth in its Form ADV filed with the SEC is incorporated herein by reference.

ITEM 32.	PRINCIPAL UNDERWRITERS

(a)	Van Eck Securities Corporation, principal underwriter for the Registrant, also distributes shares of Van Eck VIP Trust and Market Vectors ETF Trust.
(b)

The following table presents certain information with respect to each director and officer of Van Eck Securities Corporation for the fiscal year ended December 31, 2011. The principal business address for each director and officer of Van Eck Securities Corporation is 335 Madison Avenue, 19th Floor, New York, New York 10017.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
John Crimmins	Vice President	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer
Harvey Hirsch	Senior Vice President	N/A
Wu-Kwan Kit	Assistant Vice President and Assistant Secretary	Assistant Vice President and Assistant Secretary
Susan C. Lashley	Vice President	Vice President
Allison Lovett	Vice President	N/A
Patrick Lulley	Vice President	N/A
Thomas K. Lynch	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer
Susan Marino	Senior Vice President	N/A

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Laura Martinez	Assistant Vice President and Assistant Secretary	Assistant Vice President and Assistant Secretary
Joseph J. McBrien	Director, Senior Vice President, General Counsel and Secretary	Senior Vice President, Secretary and Chief Legal Officer
Michele Medina	Vice President Corporate Accounting	N/A
Bryan S. Paisley	Assistant Vice President	N/A
Jonathan R. Simon	Vice President, Associate General Counsel and Assistant Secretary	Vice President and Assistant Secretary
Bruce J. Smith	Director, Senior Vice President, Chief Financial Officer, Treasurer and Controller	Senior Vice President
Glenn Smith	Vice President	N/A
Jan F. van Eck	Director and President	Chief Executive Officer and President
John Wolfe	Vice President and Chief Administrative Officer	N/A

(c)	Not Applicable

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

          The location of accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended (“1940 Act”), and the Rules promulgated thereunder is set forth below.

          Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(1), 31a-1(b)(2)(i), 31a-1(b)(2)(ii), 31a-1(b)(2)(iii), 31a-1(b)(4), 31a-1(b)(5), 31a-1(b)(6), 31a-1(b)(7), 31a-1(b)(8), 31a-1(b)(9), 31a-1(b)(10), 31a-1(b)(11), 31a-1(b)(12), 31a-1(d), 31a-1(f), 31a-2(a)(1) and 31a-2(e) are located at Van Eck Associates Corporation, 335 Madison Avenue, 19th Floor, New York, New York 10017.

          Accounts, books and documents relating to the sub-adviser are located at Acorn Derivatives Management Corp., 1266 E. Main Street, 7th Floor, Stamford, Connecticut 06902.

          Accounts, books and documents relating to the sub-adviser are located at Coe Capital Management, LLC, 9 Parkway North, Suite 325 Deerfield, IL 60015.

          Accounts, books and documents relating to the sub-adviser are located at Dix Hills Partners, LLC, 50 Jericho Quadrangle, Suite 117, Jericho, New York 11753.

          Accounts, books and documents relating to the sub-adviser are located at Medley Credit Strategies, LLC, 375 Park Avenue, Suite 3304, New York, NY 10152.

          Accounts, books and documents relating to the sub-adviser are located at Millrace Asset Group, Inc., 1205 Westlakes Drive, Suite 375. Berwyn, PA 19312.

          Account, books and documents relating to the sub-adviser are located at PanAgora Asset Management, Inc., 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02110.

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          Accounts, books and documents relating to the sub-adviser are located at Primary Funds, LLC, 1000 A St., Suite 408, San Rafael, CA 94901.

          Accounts, books and documents relating to the sub-adviser are located at Tiburon Capital Management, LLC, 527 Madison Avenue, 6th Floor, New York, New York 10022.

          Accounts, books and documents maintained pursuant to 17 CFR 270 31a-2(c) are located at Van Eck Securities Corporation, 335 Madison Avenue, 19th Floor, New York, New York 10017.

          Accounts, books and documents relating to the custodian are located at State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

          Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(2)(iv) and 31a-2(a)(1) are located at DST Systems, Inc., 21 West Tenth Street, Kansas City, MO 64105.

          Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(3), 31a-1(c), 31a-1(e), 31a-2(b), 31a-2(d) and 31a-3 are not applicable to the Registrant. All other records are maintained at the offices of the Registrant at 335 Madison Avenue, 19th Floor, New York, New York 10017.

ITEM 34.	MANAGEMENT SERVICES.

None

ITEM 35.	UNDERTAKINGS.

Not applicable.

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SIGNATURES

          Pursuant to the requirements of the 1933 Act and the 1940 Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on the 27th day of April, 2012.

VAN ECK FUNDS

By:	/s/ Jan F. van Eck

Name:	Jan F. van Eck
Title:	Chief Executive Officer & President

          Pursuant to the requirements of the 1933 Act, this post-effective amendment no. 106 to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

/s/ Jan F. van Eck	Chief Executive Officer & President	April 27, 2012
Jan F. van Eck
/s/ John Crimmins	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	April 27, 2012
John Crimmins
/s/ Jane DiRenzo Pigott*	Trustee	April 27, 2012
Jane DiRenzo Pigott*
/s/ Jon Lukomnik*	Trustee	April 27, 2012
Jon Lukomnik*
/s/ Wayne H. Shaner*	Trustee	April 27, 2012
Wayne H. Shaner*
/s/ R. Alastair Short*	Trustee	April 27, 2012
R. Alastair Short*
/s/ Richard D. Stamberger*	Trustee	April 27, 2012
Richard D. Stamberger*
/s/ Robert L. Stelzl*	Trustee	April 27, 2012
Robert L. Stelzl*

*BY:	/s/ JOSEPH J. MCBRIEN
Joseph J. McBrien
Attorney-in-Fact
April 27, 2012

EXHIBITS INDEX

(a)(27)	Amendment No. 27 to Amended and Restated Master Trust Agreement

(b)	Amended and Restated By-Laws

(d)(6)(ii)	Schedule of Parties to Sub-Investment Advisory Agreements with respect to Multi-Manager Alternatives Fund

(e)(7)	Letter Agreement adding Class C shares of Multi-Manager Alternatives Fund and adding Unconstrained Emerging Markets Bond Fund to Distribution Agreement

(i)(6)	Opinion and Consent of Counsel with respect to the addition of Class C of Multi-Manager Alternatives Fund

(j)(1)	Consent of Goodwin Procter LLP

(j)(2)	Consent of Independent Registered Public Accounting Firm

(m)(2)	Amended Exhibit A to Amended and Restated Plan of Distribution pursuant to Rule 12b-1

(p)(7)	Code of Ethics of Acorn Derivatives Management Corp.

(p)(8)	Code of Ethics of Coe Capital Management, LLC

(p)(9)	Code of Ethics of Millrace Asset Group, Inc.

(p)(10)	Code of Ethics of Tiburon Capital Management, LLC

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